UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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Eastern Virginia Bankshares, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EASTERN VIRGINIA BANKSHARES, INC.

P. O. Box 1455

330 Hospital Road

Tappahannock, Virginia 22560

April 26, 2013

Dear Shareholder:

You are cordially invited to attend the 2013 Annual Meeting of Shareholders of Eastern Virginia Bankshares, Inc. to be held on Tuesday, June 4, 2013 at 10:00 a.m. at King William Ruritan Club, 156 Ruritan Lane, King William, Virginia.

Enclosed with this letter is a formal notice of the 2013 Annual Meeting, a Proxy Statement for the 2013 Annual Meeting and a proxy card as well as our annual report for 2012.

At the Annual Meeting, you will be asked to elect thirteen directors for terms of one year each, to approve on an advisory (non-binding) basis the compensation of the named executive officers, and to ratify the appointment of Yount, Hyde & Barbour, P.C. as independent registered public accountant for 2013. In addition, in connection with the private placements we announced on March 26, 2013, you will be asked to approve the issuance of up to 9,890,111 shares of common stock (which number includes shares of common stock into which the shares of preferred stock to be issued in the private placements would convert) issuable in connection with that $45.0 million capital raise, to approve a bylaws amendment to increase the size range of the Board of Directors, and to approve the adjournment or postponement of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to approve any of the items of business.

Whether or not you plan to attend the Annual Meeting, it is very important that your shares be represented and voted. Please follow the voting instructions from your bank, broker or other nominee or, if you are a shareholder of record, complete, sign, date and return the enclosed proxy promptly using the enclosed postage-paid envelope or follow the instructions on the enclosed proxy card to vote your shares by telephone or Internet. All valid proxies received will be voted in the manner directed in the proxy.

We hope you will accept our invitation to join us for a coffee reception and opportunity to meet your management team immediately following the Annual Meeting.

Sincerely,

Joe A. Shearin
President and Chief Executive Officer

Proxy statement dated April 26, 2013

and first mailed to shareholders of Eastern Virginia Bankshares, Inc. on or about April 26, 2013

EASTERN VIRGINIA BANKSHARES, INC.

P. O. Box 1455

330 Hospital Road

Tappahannock, Virginia 22560

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting of Shareholders (the “Annual Meeting”) of Eastern Virginia Bankshares, Inc. (the “Company”) will be held on Tuesday, June 4, 2013, at 10:00 a.m. at the King William Ruritan Club, 156 Ruritan Lane, King William, Virginia, for the following purposes:

1.	To elect thirteen directors to serve for terms of one year each expiring at the 2014 annual meeting of shareholders;

2.	To approve, for purposes of NASDAQ Marketplace Rule 5635, issuance of up to 9,890,111 shares of common stock in connection with the previously announced private placements, including the issuance of up to 5,240,192 shares of common stock upon the conversion of shares of Non-Voting Mandatorily Convertible Non-Cumulative Preferred Stock, Series B that will be issued in the private placements;

3.	To approve an amendment to the bylaws to change the range of the size of the Board of Directors from ten to fourteen directors to ten to seventeen directors;

4.	To approve on an advisory (non-binding) basis the compensation of the named executive officers;

5.	To ratify the Audit and Risk Oversight Committee’s appointment of Yount, Hyde & Barbour, P.C. as independent registered public accountant of the Company for 2013;

6.	To approve the adjournment or postponement of the meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the meeting to adopt any of the Proposals; and

7.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only holders of shares of common stock of record at the close of business on March 28, 2013, the record date fixed by the Board of Directors of the Company, are entitled to notice of, and to vote at, the Annual Meeting.

By Order of the Board of Directors

/s/ Patricia Gallagher
Patricia Gallagher
Corporate Secretary

April 26, 2013

IMPORTANT NOTICE:

Your Vote is Very Important!

Please complete, sign, date, and return the enclosed proxy in the accompanying postage-paid envelope or, if you are a shareholder of record, follow the instructions on the enclosed proxy card to vote your shares by telephone or Internet, whether or not you plan to attend the Annual Meeting. Shareholders attending the meeting may withdraw their proxy and vote their shares on all matters that are considered (provided that shareholders who hold their shares in “street name” through a bank, broker or other holder of record and plan to vote in person at the Annual Meeting, should contact their bank, broker or agent for a legal proxy or broker’s proxy card to bring to the meeting as proof of their authority to vote the shares).

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on June 4, 2013:

The proxy statement and the Company’s 2012 Annual Report to Shareholders are available at www.bankevb.com/2013proxy.

EASTERN VIRGINIA BANKSHARES, INC.

P. O. Box 1455

330 Hospital Road

Tappahannock, Virginia 22560

PROXY STATEMENT

2013 ANNUAL MEETING OF SHAREHOLDERS

April 26, 2013

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of Eastern Virginia Bankshares, Inc. (the “Company”, “we”, “us” or “our”) to be used at the Company’s Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Tuesday, June 4, 2013, at 10:00 a.m., at the King William Ruritan Club, 156 Ruritan Lane, King William, Virginia and any adjournment or postponement thereof.

To obtain directions to attend the Annual Meeting and vote in person, please contact Cheryl Wood, Executive Administrative Assistant/Shareholder Relations, at (804) 443-8422.

GENERAL INFORMATION

Voting and Revocation of Proxies

It is expected that this Proxy Statement and the enclosed proxy card or voting instructions will be mailed on or about April 26, 2013 to all shareholders entitled to vote at the Annual Meeting. Shareholders of record that receive a printed proxy card from the Company should vote their shares by marking, signing and returning the printed proxy card in the enclosed envelope, or by following the instructions on the proxy card to vote their shares by telephone or Internet. Shareholders of record may vote their shares by telephone or Internet at any time prior to 3 a.m. on June 4, 2013. Shareholders that hold shares through a bank, broker or other holder of record will receive materials or instructions for voting their shares from the bank, broker or other holder of record.

Any shareholder of record who executes a proxy (including by voting shares by telephone or Internet) has the power to revoke it at any time before it is exercised by written notice to the Secretary of the Company, by executing and delivering a proxy card dated as of a later date, by following the instructions on the proxy card to submit a later vote by telephone or Internet, or by voting in person at the Annual Meeting. Any shareholder that holds shares through a bank, broker or other holder of record should contact the bank, broker or agent to revoke the proxy or change the voting instructions. Banks, brokers and other holders of record may also offer telephone voting or internet voting options. Any shareholder that holds shares through a bank, broker or other holder of record and plans to vote in person at the Annual Meeting should contact the bank, broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the meeting in order to vote in person. You will receive multiple copies of the proxy materials if you hold your shares in different ways (e.g., individually, by joint tenancy, through a trust or custodial account, etc.) or in multiple accounts. Please vote the shares represented by each proxy card or voting instruction form you receive to ensure that all of your shares are voted.

All valid proxies received will be voted as directed therein. If no such directions are provided, each valid proxy received which is not revoked will be voted “FOR” the thirteen nominees of the Board of Directors in the election of directors, “FOR” the approval of the issuance of shares of common stock, “FOR” the approval of the amendment to the Company’s bylaws, “FOR” approval on an advisory (non-binding) basis of the Company’s executive compensation, “FOR” the ratification of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accountant, and “FOR” approval of adjournment or postponement of the Annual Meeting if necessary or appropriate to solicit additional proxies on any of the proposals to be considered at the Annual Meeting.

The Board of Directors is not aware of any matters other than those described in this Proxy Statement that may be presented for action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting, the persons named in the enclosed proxy card intend to vote the shares represented by such proxy, to the extent entitled, in accordance with their best judgment with respect to such other matters.

Voting Rights of Shareholders; Quorum

A shareholder is entitled to notice of and may vote at the Annual Meeting, or any adjournment or postponement, if the shareholder was a record holder of any shares of common stock at the close of business on March 28, 2013, the record date for the Annual Meeting. Such shareholder can cast one vote for each share of common stock owned by such shareholder at that time. On the record date for the Annual Meeting, 6,069,551 shares of common stock were issued and outstanding.

A majority of the shares of common stock outstanding and entitled to vote, represented in person or by proxy, constitutes a quorum for the transaction of business at the Annual Meeting. If a share is represented for any purpose at the Annual Meeting, it is deemed to be present for the transaction of all business at the Annual Meeting. A share may be represented at the Annual Meeting, but its holder may withhold his or her vote with respect to the election of directors or abstain from voting on some or all of the other items submitted for shareholder approval (collectively, “abstentions”). Abstentions and “broker non-votes” (defined below) are counted for purposes of determining whether a quorum exists, but will not be counted as votes cast on any item submitted for shareholder approval.

Broker Non-Votes and Routine and Non-Routine Proposals

With regard to shareholders that hold shares of common stock in “street name” through a bank, broker, nominee or other entity, the broker or other entity may only vote your shares in accordance with your instructions. However, if a broker or other entity has not timely received a shareholder’s instructions, such broker or entity may only vote on matters for which it has discretionary voting authority. In almost all cases brokers have discretionary voting authority for “routine” proposals but not for “non-routine” proposals.

Applicable rules determine whether the items presented at the Annual Meeting are “routine” or “non-routine.” If a proposal is routine, a broker or other entity holding shares for an owner in street name generally may vote on the proposal without receiving voting instructions from the beneficial owner. If a proposal is non-routine, the broker or other entity generally may vote on the proposal only if the beneficial owner has provided voting instructions. A “broker non-vote” occurs when a broker or other entity returns a signed proxy card but does not vote shares on a particular proposal because the proposal is non-routine and the broker has not received voting instructions from the beneficial owner of the shares.

The ratification of the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accountant is considered a routine proposal, while the election of directors, approval of the issuance of shares of common stock, approval of the amendment to the Company’s bylaws, the advisory vote to approve the Company’s executive compensation, and the approval to adjourn or postpone the Annual Meeting, if necessary or appropriate, to solicit additional proxies are considered non-routine proposals.

Required Vote

With regard to the election of directors, if a quorum is present the thirteen nominees receiving the greatest number of affirmative votes cast at the Annual Meeting, even though less than a majority, will be elected directors; therefore, votes withheld and broker non-votes will have no effect.

For all other proposals, including approval of the issuance of common stock, amendment of the Company’s bylaws, non-binding advisory vote to approve executive compensation, the ratification of the Company’s independent registered public accountant, and approval of adjourning or postponing the Annual Meeting, if necessary or appropriate to solicit additional proxies, approval requires an affirmative vote of a majority of the shares cast on the matter. Thus, although abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum, they are generally not counted for purposes of determining whether such a matter has been approved, and therefore will have no effect.

Solicitation of Proxies

The accompanying proxy for the Annual Meeting is being solicited by the Company’s Board of Directors, and the Company will pay for the entire cost of the solicitation. In addition to the use of the mail, proxies may be solicited personally or by telephone, facsimile or other means of communication by the Company’s directors, officers and regular employees. These individuals will receive no additional compensation for these services, but will be reimbursed for any expenses incurred by them in connection with these services.

To assist in the solicitation of proxies in connection with the Annual Meeting, the Company has retained Eagle Rock Proxy Advisors, LLC (“Eagle Rock”) as its proxy solicitor for a fee of $5,000 plus telephone charges for calls that Eagle Rock makes or receives at the Company’s request, in addition to reimbursement of certain out-of-pocket expenses. The proxy solicitor may contact shareholders of the Company personally or by telephone, facsimile or other means of communication. The Company and its proxy solicitor will also request banks, brokers and other intermediaries holding shares of Company common stock beneficially owned by others to forward this Proxy Statement to, and obtain proxies from, the beneficial owners and the Company will, if requested, reimburse the record holders for their reasonable out-of-pocket expenses in doing so. The Company has agreed to indemnify and hold harmless the proxy solicitor and its subsidiaries (and their respective directors, officers, employees and agents) against various liabilities and expenses arising out of or related to the rendering of services by the proxy solicitor in connection with the solicitation of proxies with respect to the Annual Meeting. The cost of the proxy solicitation firm will be paid solely by the Company.

PROPOSAL ONE

ELECTION OF DIRECTORS

Thirteen directors will be elected at the Annual Meeting. The individuals listed below are nominated by the Board of Directors on the recommendation of the Nominating and Corporate Governance Committee of the Board of Directors for election at the Annual Meeting, and each nominee is currently serving as a member of the Board of Directors. Joe A. Shearin, President and Chief Executive Officer of the Company, is a nominee as provided in his employment agreement with the Company.

Presently, the size of the Board of Directors is determined by the Board within a size range of no less than ten nor more than fourteen directors, as required by the Company’s bylaws. Effective upon F. Warren Haynie, Jr.’s retirement from the Board of Directors at the 2012 Annual Meeting, the Board of Directors set the size of the Board at thirteen directors. Proxies for the Annual Meeting may only be voted to elect thirteen directors to the Board. Please refer to Proposal Three regarding a proposed amendment to the Company’s bylaws to increase the size range of the Board of Directors after the Annual Meeting.

Each nominee has consented to being named in this Proxy Statement and has agreed to serve if elected. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve. If, at the time of the Annual Meeting, any nominee is unable or unwilling to serve as a director, votes will be cast, pursuant to the enclosed proxy, for such substitute nominee as may be nominated by the Board of Directors. No family relationships exist among any of the directors or between any of the directors and executive officers of the Company.

The following biographical information discloses each nominee’s age, the year each individual was first elected to the Board of Directors, business experience in the past five years and qualifications and attributes that lead the Board to conclude that the nominee should serve as a director. The Company is the holding company for EVB, our subsidiary bank. Any references in this proxy to EVB or the “Bank” are to our subsidiary bank.

Nominees for Election to Serve Until the 2014 Annual Meeting

Name and Age	Director of the Company Since	Qualifications and Previous Five-Years Business Experience

W. Rand Cook (59)	1997	Mr. Cook serves as Chairman of the Board of Directors, is a Partner in the law firm of McCaul, Martin, Evans and Cook, P.C. and is the Commissioner of Accounts for Hanover County Circuit Court. Mr. Cook holds both MBA and JD degrees, and maintains an active law practice that focuses on corporate law and debtor and creditor rights. Mr. Cook brings experience in corporate governance, strategic planning and financial planning to the Board of Directors, and his legal background gives Mr. Cook valuable insight into various legal risks that the Company may encounter. Additionally, Mr. Cook actively works with the Virginia General Assembly, which gives Mr. Cook a unique perspective on state legislative and regulatory environments.

F. L. Garrett, III (72)	1997	Mr. Garrett serves as Vice Chairman of the Board of Directors and previously served as Chairman of the Board of Directors of a predecessor of the Bank. Mr. Garrett has served as a director of the Bank and a predecessor of the Bank since 1982. Mr. Garrett owns Harborside Storage, a boat storage company and is an active realtor in Essex County, Virginia and neighboring areas. As a local business owner and a successful realtor, Mr. Garrett contributes to the Board of Directors a strong sense of changing economic and market conditions in the Company’s market areas. Mr. Garrett has also developed extensive knowledge of our business during his extended service to the Company, the Bank and one of the Bank’s predecessors.

W. Gerald Cox (62)	2010	Although first elected to the Board of Directors in 2010, Mr. Cox has served as a director of the Bank and a predecessor of the Bank since 1988. Mr. Cox is an active realtor in the Company’s market areas and is the former owner of Twin Rivers Realty in King William County, Virginia. Mr. Cox contributes to the Board of Directors an extensive knowledge of local real estate markets and strategic management experience that he developed while operating Twin Rivers Realty.

Michael E. Fiore, P.E. (68)	2010	Mr. Fiore has served as President and co-owner of Resource International, LTD, a civil engineering firm since 1979, and has served as a director of the Bank and a predecessor of the Bank since 2000. Mr. Fiore brings to the Board of Directors valuable experience managing corporate budgets, marketing plans, sales plans and personnel issues, and conducting contractual negotiations and negotiations with county and city government officials.

Ira C. Harris, Ph.D., CPA (53)	2004	Dr. Harris is a member of the faculty of the McIntire School of Commerce at the University of Virginia in Charlottesville, Virginia. Dr. Harris holds a Ph.D. in strategic management and is a certified public accountant. For seven years, Dr. Harris worked as a CPA for a large public accounting firm, and has owned and operated Store-Tel Storage in Tappahannock, Virginia since 2003. Dr. Harris’ accounting experience and extensive strategic management knowledge bring a valuable business perspective to the Board of Directors’ deliberations and decision making processes.

Eric A. Johnson (59)	2010	Mr. Johnson has served as a real estate broker with Mason Realty in Middlesex, Virginia since 1976 and as a director of the Bank and a predecessor of the Bank since 1988. In addition, Mr. Johnson previously owned Urbanna Market and Urbanna Builders Supply, both of which generated multi-million dollar annual sales. Mr. Johnson brings experience in local real estate markets to the Board of Directors, as well as entrepreneurial spirit, business judgment and knowledge of local business markets that he has developed through his business ventures.

W. Leslie Kilduff, Jr. (62)	2010	Mr. Kilduff serves as a Principal in the law firm of W. Leslie Kilduff, Jr., PLC and has served as a director of the Bank and a predecessor of the Bank since 2004. Mr. Kilduff has developed experience in the areas of finance, business and liability issues, as well as legal risks facing the Company, which contributes valuable perspectives to Board deliberations.

William L. Lewis (62)	1997	Mr. Lewis serves as Principal in the law firm of William L. Lewis, PC and has served as a director of the Bank and a predecessor of the Bank since 1989. Mr. Lewis contributes to the Board of Directors valuable experience and perspectives developed through his legal practice, particularly in the areas of estate planning.

Charles R. Revere (74)	2002	Mr. Revere serves as President and CEO of Revere Gas and Appliance, a privately owned business with offices in 17 counties. Mr. Revere has also served as a director of the Bank and a predecessor of the Bank since 1988. Revere Gas and Appliance operates in market areas that possess similar characteristics to the Company’s market area, which enables Mr. Revere to contribute valuable insights on the business conditions and trends in the Company’s market area. Mr. Revere also brings to the Board of Directors significant business management experience.

Joe A. Shearin (56)	2003	Mr. Shearin has served as President and Chief Executive Officer of the Company since 2002. Mr. Shearin has 34 years of bank management experience including commercial, retail, marketing, sales, strategic planning, credit administration, risk management and asset/liability management. Mr. Shearin also has experience managing troubled banks that have focused significant efforts on regulatory compliance initiatives. Mr. Shearin’s significant management experience and expertise in regulatory compliance matters is invaluable to the Board of Directors and provides key insights into business strategies and operational decisions considered by the Board of Directors.

Howard R. Straughan, Jr. (83)	2001	Mr. Straughan is a retired banker, having formerly served as a senior vice president and trust officer at Southeast Bank in Miami, Florida. Before serving Southeast Bank, he was senior vice president and trust officer of United Carolina Bank, a predecessor bank that was acquired by BB&T. Mr. Straughan has served as a director of the Bank and a predecessor of the Bank since 1994. Mr. Straughan contributes to the Board of Directors broad experience in many areas of banking with particular knowledge in compensation management, audit and investments.

Leslie E. Taylor, CPA (64)	2000	Mr. Taylor is owner and President of Leslie E. Taylor, CPA PC, focusing on personal and small business relationships. Mr. Taylor has also served as a director of the Bank and a predecessor of the Bank since 1989. Mr. Taylor brings to the Board of Directors experience in auditing, reviewing and analyzing financial statements and a clear understanding of the critical importance of maintaining effective internal controls. Mr. Taylor also makes significant contributions to the Company’s corporate governance as the Chairman of the Audit and Risk Oversight Committee and as that committee’s financial expert.

Jay T. Thompson, III (56)	2000	Mr. Thompson owns Mechanicsville Drug in Hanover, Virginia and is a licensed pharmacist. In addition, Mr. Thompson owns and manages a variety of residential and commercial real estate properties in the Company’s market area, and has previously served as Chairman of the Board of Directors of a predecessor of the Bank. Mr. Thompson has served as a director of the Bank and a predecessor of the Bank since 2000. By managing his business and real estate interests, Mr. Thompson has developed financial and business acumen and experience with local business markets that he contributes to Board deliberations.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEES FOR ELECTION LISTED ABOVE.

CORPORATE GOVERNANCE AND THE BOARD OF DIRECTORS

The Board of Directors and its Committees

There were four regular meetings and seven special meetings of the Board of Directors in 2012. Each director attended at least 75% or greater of the aggregate number of meetings of the Board of Directors and meetings of committees of which the director was a member in 2012.

The Board of Directors has, among others, a standing Executive Committee, Audit and Risk Oversight Committee, Compensation Committee, Regulatory Compliance Oversight Committee, and Nominating and Corporate Governance Committee.

Executive Committee. The Executive Committee acts for the Board of Directors when the Board is not in session, and consists of W. Rand Cook (Chairman), F. L. Garrett, III, Eric A. Johnson, Charles R. Revere and Howard R. Straughan, Jr. The Executive Committee met three times during 2012.

Leadership Structure of Board and Risk Oversight

The Company’s Board of Directors believes that the Company and its shareholders are best served by a leadership structure with separate positions for Chairman and Chief Executive Officer. The Board maintains separate positions for Chairman and Chief Executive Officer in order to clearly distinguish between the duties and responsibilities of the Board of Directors and those of the Chief Executive Officer, who reports to the Board of Directors. Separating these positions allows the Chief Executive Officer to focus on the day-to-day business of the Company and the Bank, while allowing the Chairman of the Board to lead the Board in its fundamental role of providing advice to and independent oversight of management. The Board recognizes the time, effort and energy that the Chief Executive Officer is required to devote to his position in the current business environment, as well as the commitment required to serve as the Chairman, particularly as the Board’s oversight responsibilities continue to grow. In addition, the Chief Executive Officer currently serves as member of the Board of Directors, which allows the Chief Executive Officer to inform all deliberations of the full Board with the knowledge and experience developed through his focus on the Company’s and the Bank’s operations. The Company does not have a designated lead independent director, as the Chairman functions in that capacity. In accordance with our bylaws, our Board of Directors elects our Chief Executive Officer and our Board Chairman. The Chairman is selected from the independent directors.

The Company’s Board of Directors maintains a key role in the oversight of risk. The Board of Directors, as a whole and through its committees, is responsible for general oversight of risk management, while management is responsible for the day-to-day management of risks the Company faces. In its oversight role, the Board of Directors has the responsibility to monitor whether the risk management processes designed and implemented by management are adequate and functioning as designed.

Audit and Risk Oversight Committee. The Audit and Risk Oversight Committee acts for the Board to appoint an independent registered public accounting firm, review and monitor the internal auditors, to approve the scope of the independent and internal auditors’ audits, to review the reports of examination by both independent and internal auditors and regulatory agencies, and to issue periodic reports to the Board of Directors. The Audit and Risk Oversight Committee consists entirely of directors who meet the independence requirements of the NASDAQ Stock Market (“NASDAQ”) and the Securities and Exchange Commission (the “SEC”). In addition, Mr. Haynie met all independence requirements of NASDAQ and the SEC during his service on the Committee during 2012. The Audit and Risk Oversight Committee is composed of Leslie E. Taylor, CPA (Chairman), W. Gerald Cox, Ira C. Harris, Ph.D., CPA, Charles R. Revere and Howard R. Straughan, Jr. The Board of Directors has determined that Audit and Risk Oversight Committee Chairman Leslie E. Taylor, CPA fulfills the applicable standard as an independent audit committee financial expert. The Audit and Risk Oversight Committee operates under a Charter adopted by the Board of Directors that is available on the Company’s web page at www.evb.org. The Audit and Risk Oversight Committee met eight times during 2012. For additional information, see “Audit and Risk Oversight Committee Report” below.

Our Board of Directors is charged with providing oversight of our risk management processes. The Audit and Risk Oversight Committee is primarily responsible for overseeing our risk management function on behalf of the Board. In carrying out its responsibilities, the Audit and Risk Oversight Committee works closely with our Chief Risk Officer and other members of our enterprise risk management team. The Audit and Risk Oversight Committee meets at least quarterly with the Chief Risk Officer and other members of management and receives a comprehensive report on enterprise risk management, including management’s assessment of risk exposures (including risks related to liquidity, operations and regulatory compliance, among others), and the processes in place to monitor and control such risk exposures. At least annually, the Chief Risk Officer makes a presentation on enterprise risk management to the full Board.

In addition to the Audit and Risk Oversight Committee, the other committees of the Board consider the risks within their areas of responsibility. For example, the Compensation Committee considers the risks that may be implicated by our compensation programs and meets with the Chief Risk Officer at least semi-annually to discuss, evaluate and review an assessment of those risks. Similarly, the Bank’s Loan Committee evaluates credit risk and credit policy.

Compensation Committee. The Compensation Committee was reconstituted as a joint committee of the Boards of Directors of the Company and the Bank in February 2013 (referred to in this proxy as the “Compensation Committee”). Each of the Committee’s members must serve as a director of both the Company and the Bank and are jointly appointed by the Boards of the Company and the Bank.

The Compensation Committee consists of Howard R. Straughan, Jr. (Chairman), F. L. Garrett, III, Ira C. Harris, Ph.D., CPA and Eric A. Johnson, all of whom are members of the Company’s Board of Directors and meet the independence requirements of NASDAQ. The Compensation Committee establishes the compensation to be paid to the executive officers, with the exception of the Company’s Chief Executive Officer for whom the Compensation Committee recommends compensation to be approved by the Company’s Board of Directors. The Compensation Committee (or authorized subcommittee) also administers all incentive and stock plans for the benefit of such officers and directors eligible to participate in such plans. The Committee met three times in 2012. The Compensation Committee operates under a Joint Charter adopted by the Company and Bank Boards on January 17, 2013. The Committee Charter is available to any shareholder upon request to the Corporate Secretary at Eastern Virginia Bankshares, Inc. at P. O. Box 1455, 330 Hospital Road, Tappahannock, Virginia 22560 and is available on the Company’s web page at www.evb.org. For additional information, see “Executive Compensation” below.

Regulatory Compliance Oversight Committee. The Regulatory Compliance Oversight Committee was established in August 2010 to oversee the implementation of certain corrective actions necessary to improve the operations and financial results of the Company in light of findings of a regulatory examination and to comply with the written agreement the Company and the Bank entered into with the Federal Reserve Bank of Richmond and the Virginia State Corporation Commission Bureau of Financial Institutions (the “Written Agreement”). On behalf of the Board, this committee acts to ensure that the Bank cures the noted deficiencies, including but not limited to the following:

•	improving board oversight of management and operations of the Bank;

•	improving the credit risk management functions;

•	enhancing the lending and credit administration practices;

•	providing for effective and accurate loan grading process and identification of problem loans;

•	addressing asset quality improvements including high levels of nonperforming assets and high levels of delinquent and classified assets;

•	providing for adequate maintenance and level of allowance for loan and lease losses;

•	improving the Company’s internal audit program;

•	improving the Company’s information technology management practices;

•	enhancing the Company’s liquidity and funds management planning and oversight;

•	enhancing the Company’s investment portfolio management; and

•	providing for adequate capital planning and oversight.

The Regulatory Compliance Oversight Committee is composed of W. Rand Cook (Chairman), F. L. Garrett, III, William L. Lewis, Howard R. Straughan, Jr. and Leslie E. Taylor, CPA. The Committee operates under a Charter adopted by the Board and meets not less frequently than once a quarter. The Committee met four times in 2012.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee consists of five directors, Charles R. Revere (Chairman), W. Gerald Cox, Michael E. Fiore, P.E., William L. Lewis and Jay T. Thompson, III all of whom meet the independence requirements of NASDAQ. During portions of 2012, Messrs. Garrett and Straughan served on the Committee and met the independence requirements of NASDAQ. The Committee operates under a Charter adopted by the Board. The Committee Charter is available to any shareholder upon request to the Corporate Secretary at Eastern Virginia Bankshares, Inc. at P. O. Box 1455, 330 Hospital Road, Tappahannock, Virginia 22560 and is available on the Company’s web page at www.evb.org.

The Nominating and Corporate Governance Committee is appointed by the Board of Directors to assist the Board in identifying qualified individuals to become directors, recommend to the Board qualified director nominees for election at the annual meeting of shareholders, ensure an appropriate structure and process for management succession, recommend the compensation to be paid to directors to the full Board for approval, and oversee annual self-evaluations by the Board. The committee considers, at a minimum, the following qualifications in recommending to the Board potential new directors, or the continued service of existing directors:

1.	personal characteristics, such as highest personal and professional ethics, integrity and values, an inquiring and independent mind, with a respect for the views of others, ability to work well with others and practical wisdom and mature judgment;

2.	broad policy-making level training and experience in business, government, academia, non-profit or science to understand business problems and evaluate and formulate solutions;

3.	whether the director/potential director will add specific value as a board member, by virtue of particular technical expertise, experience or specialized skill complementary to the background and experience of other directors and relevant to our current or future business;

4.	willingness to devote the time necessary to carry out duties and responsibilities of directors and to be an active, objective and constructive participant at meetings of the Board and its committees;

5.	commitment to serve on the Board over a period of several years to develop knowledge about the Company’s and the Bank’s principal operations;

6.	willingness to represent the best interests of all shareholders and objectively appraise management performance;

7.	whether the director/potential director assists in achieving the mix of Board members that represents a diversity of background, specialized experience and viewpoint, perspective and experience;

8.	whether the director/potential director meets the independence requirements of the NASDAQ listing standards; and

9.	willingness to challenge and stimulate management and the ability to work as part of a team in an environment of trust.

The Committee does not assign specific weights to particular criteria, no particular criterion is necessarily applicable to all prospective nominees and the Committee has not established any “minimum criteria” for service on the Board of Directors, except that the Company’s bylaws provide that no individual who is 75 years of age or older and was not a director of the Company on March 15, 2007 shall be eligible for election to the Board of Directors. The Committee may identify potential director candidates from a variety of sources, including members of the Board, management, consultants and other individuals likely to possess an understanding of the Company’s business and knowledge of suitable candidates. Although the Nominating and Corporate Governance Committee Charter does not set forth a formal policy regarding diversity, as noted above, the Committee will consider whether a director or potential director assists in achieving a diversity of background, specialized experience and perspective that reflects the needs of the Board of Directors at that time. The Committee believes that the background and qualifications of the directors, considered as a group, should provide a significant mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities. For a discussion of the specific backgrounds and qualifications of the nominees for election as director named in this Proxy Statement, each of whom currently serves as a director, see Proposal One – Election of Directors – “Nominees for Election to Serve Until the 2014 Annual Meeting” on page 4 of this Proxy Statement.

Shareholders entitled to vote for the election of directors may nominate one or more persons for election as director(s) at an annual meeting, if the shareholder gives timely notice, in proper form, of his or her intent to make such nomination. To be timely for the 2014 annual meeting, the notice must be received within the time frame set forth in “Shareholder Proposals for the 2014 Annual Meeting of Shareholders” on page 46 of this Proxy Statement. To be in proper form, the notice must include the nominee’s written consent to be named as a nominee and to serve, if elected, and information about the shareholder making the nomination and the person nominated for election. These requirements are more fully described in Article II, Section 2.5, of the Company’s bylaws, a copy of which will be provided, without charge, to any shareholder upon written request to the Corporate Secretary whose address is Eastern Virginia Bankshares, Inc., P. O. Box 1455, 330 Hospital Road, Tappahannock, Virginia 22560. A nominee who fails to meet all state and federal banking regulatory requirements cannot serve as a director of the Company.

While the Nominating and Corporate Governance Committee does not have a formal procedure for shareholders to submit recommendations, the Committee will consider shareholder recommendations for candidates to serve on the Board of Directors. Such recommendations should be submitted in writing and should include the name, address and telephone number of the recommended candidate, along with a brief statement of the candidate’s qualifications to serve as a director. All such shareholder recommendations should be submitted to the Corporate Secretary at the address provided above, and must be received no later than January 1, 2014 in order to be considered by the Nominating and Corporate Governance Committee for the annual election of directors in 2014. Any candidates recommended by a shareholder will be reviewed and considered in the same manner as all other director candidates considered by the Nominating and Corporate Governance Committee.

As provided in its Charter, the Nominating and Corporate Governance Committee must submit a report of any Committee meeting at the next regularly scheduled meeting of the Board, and make recommendations to the Board regarding qualified director candidates for election. The Nominating and Corporate Governance Committee met twice in 2012.

Independence of the Directors

With the assistance of the Nominating and Corporate Governance Committee, the Board of Directors conducts an annual evaluation of the independence of each director, as independence is defined by the NASDAQ listing standards and the SEC. The Board has determined that all currently-serving non-employee directors (that is, all directors other than Mr. Shearin), who comprise a majority of the Company’s Board, satisfy the independence requirements as defined by the NASDAQ listing standards. In addition, the Board determined that Mr. Haynie satisfied the independence requirements as defined by the NASDAQ listing standards at all times during 2012 prior to his retirement from the Board. In reaching these conclusions, the Board considered that the Company and the Bank provide services to, and otherwise conduct business with, companies of which certain members of the Board or members of their immediate families are or were directors or officers.

Based on its evaluation, the Board of Directors concluded that none of our non-employee directors, or their immediate family members, employers or other associated parties, are engaged in relationships with us that would jeopardize their independence as defined by the NASDAQ listing standards. The transactions listed below are in addition to the discussion under the heading “Certain Relationships and Related Transactions” which is included later in this Proxy Statement. The Board considered the following transactions between us and certain of our directors or their affiliates to determine whether such director was independent:

1.	we obtain some degree of legal services from William L. Lewis, PC, of which Mr. Lewis is the managing partner;

2.	we obtain some degree of legal services from McCaul, Martin, Evans and Cook, P.C., of which Mr. Cook is a partner;

3.	we obtain some degree of legal services from W. Leslie Kilduff, Jr., PLC, of which Mr. Kilduff is the managing partner;

4.	we obtain some degree of real estate services from Mason Realty, of which Mr. Johnson is a broker;

5.	we obtain some degree of real estate services from Long and Foster Real Estate, of which Mr. Garrett is a realtor;

6.	we lease the land on which our Hartfield branch office is located from an immediate family member of Mr. Revere;

7.	we purchase bottled gas from Revere Gas and Appliance, of which Mr. Revere is the President; and

8.	we obtain some degree of engineering services from Resource International, LTD, of which Mr. Fiore is the President.

Executive Sessions

Non-employee directors meet periodically outside of regularly scheduled Board meetings. Mr. Cook serves as chairman for these executive sessions.

Code of Ethics

The Board of Directors has approved a Code of Ethics for all directors, officers and staff of the Company and its subsidiaries. The Code of Ethics is designed to promote honest and ethical conduct, proper disclosure of financial information in the Company’s periodic reports, and compliance with applicable laws, rules, and regulations by the Company’s senior officers who have financial responsibilities. The Code of Ethics is available on the Company’s web page at www.evb.org.

Annual Meeting Attendance

The Board of Directors does not have a policy regarding attendance by Board members at annual shareholders’ meetings. However, the Company encourages Board members to attend the annual meeting of shareholders. At the annual meeting held on May 17, 2012, thirteen of the Company’s then-serving fourteen directors, or 93% were in attendance.

Communications with Directors

Any director may be contacted by writing c/o Eastern Virginia Bankshares, Inc., P.O. Box 1455, 330 Hospital Road, Tappahannock, Virginia 22560. Communications to the non-employee directors as a group, or to the entire Board of Directors, may be sent to the same address, c/o the Secretary of the Company. The Company promptly refers, unopened, all individually addressed correspondence to the indicated directors and refers, unopened, all correspondence addressed to the non-employee directors or to the entire Board of Directors to Mr. Cook, Chairman of the Board of Directors.

Director Compensation

The Nominating and Corporate Governance Committee periodically reviews the compensation paid to the Company’s non-employee directors and recommends changes to the full Board of Directors. Compensation paid to our directors in 2012 is disclosed in the table below and reflects the same payment schedule as in 2011. Effective August 15, 2012, the issuance of common stock under the Company’s dividend reinvestment plan was temporarily suspended during the Company’s continued deferral of cumulative dividends on its Fixed Rate Cumulative Perpetual Preferred Stock, Series A (the “Series A Preferred Stock”). Prior to this suspension all directors participated in the Company’s dividend reinvestment plan by contributing a portion of their cash fees earned.

Director Compensation for 2012

	2012
	Fees Earned
	or Paid	Stock
Name	in Cash	Awards	Total
	(1) (2) (3)	(4)

W. Rand Cook	$24,100	$1,860	$25,960

F. L. Garrett, III	15,700	1,860	17,560

W. Gerald Cox	15,000	1,860	16,860

Michael E. Fiore, P.E.	13,100	1,860	14,960

Ira C. Harris, Ph.D., CPA	14,200	1,860	16,060

F. Warren Haynie, Jr. (5)	4,700	—	4,700

Eric A. Johnson	13,900	1,860	15,760

W. Leslie Kilduff, Jr.	13,300	1,860	15,160

William L. Lewis	13,000	1,860	14,860

Charles R. Revere	13,900	1,860	15,760

Howard R. Straughan, Jr.	16,900	1,860	18,760

Leslie E. Taylor, CPA	15,700	1,860	17,560

Jay T. Thompson, III	10,000	1,860	11,860

(1)	Mr. Shearin receives no additional compensation as a director of the Company or Bank’s Board. His compensation as an executive officer is included under the caption “Summary Compensation Table.”
(2)	As compensation for service to our Company, each director of the Board receives $300 for each Board meeting attended and $300 for each committee meeting attended. In addition to the meeting fees, the Audit and Risk Oversight Committee members receive a monthly retainer fee of $200 and the chairman of that committee receives a monthly retainer fee of $300. Directors who are also officers of the Company do not receive any compensation for attending Board and committee meetings. Directors do not receive additional compensation for executive sessions held as part of Company Board meetings. Total director fees paid by the Company were $62,500 in 2012.
(3)	Each director of the Company’s Board is also a member of the Bank’s Board. Each director receives $500 for each Bank Board meeting attended and $300 for each committee meeting attended. The chairman of the Bank’s Board, who also serves as the Chairman of the Company’s Board, receives an additional $500 per month retainer. Directors do not receive additional compensation for executive sessions held as part of Bank Board meetings. Total director fees paid by the Bank were $121,000 in 2012.
(4)	The values in this column are the grant date fair values of 2012 stock awards to directors computed in accordance with FASB ASC Topic 718. Each director of the Bank’s Board receives an annual retainer fee in the form of a grant of 500 unrestricted shares of the Company’s common stock. In 2012, that fair market value was $3.72 per share determined as the closing price of the Company’s common stock on the June 29, 2012 grant date. The total fair value of the grant to our directors for their service on the Bank’s Board was $22,320 in 2012.
(5)	Mr. Haynie retired as a member of the Board of Directors of the Company and the Bank effective at the 2012 Annual Meeting of Shareholders.

Appointment of Castle Creek Director and GCP Capital Director Upon Closing of Private Placements

As discussed in greater detail in Proposal Two, on March 26, 2013, the Company entered into separate securities purchase agreements (the “Purchase Agreements”) with Castle Creek Capital Partners IV, LP, an affiliate of Castle Creek Capital Partners (“Castle Creek”), GCP III EVB LLC, an affiliate of GCP Capital Partners (“GCP Capital”) and certain other institutional investors (each, an “Investor” and collectively, the “Investors”), pursuant to which the Investors agreed to invest an aggregate of $45.0 million in the Company in exchange for (i) 4,649,919 newly issued shares of the Company’s common stock and (ii) 5,240,192 shares of a new series of non-voting mandatorily convertible non-cumulative preferred stock (the “Series B Preferred Stock”), each at a purchase price of $4.55 per share. These transactions are referred to in this proxy statement as the “Private Placements.”

Under the Purchase Agreements, Castle Creek and GCP Capital are each entitled to appoint one director to the Board of Directors of each of the Company and the Bank, and the Company is obligated, upon closing of the Private Placements, to cause a representative of each of Castle Creek and GCP Capital (respectively, the “Castle Creek Director” and the “GCP Capital Director”) to be so appointed, consistent with applicable notice and approval requirements of appropriate bank regulatory authorities and corporate governance requirements. Castle Creek and GCP Capital will be entitled to maintain the Castle Creek Director and the GCP Capital Director, respectively, (and have associated observer rights in lieu of such board representation) on the Board of Directors of the Company and of EVB for so long as Castle Creek or GCP Capital, respectively, beneficially own at least 5% of the Company’s common stock (assuming for this purpose full conversion of all shares of the Company’s Series B Preferred Stock).

Please see Proposal Two and Proposal Three for additional information about the Private Placements, the Castle Creek Director and the GCP Capital Director.

OWNERSHIP OF STOCK

Security Ownership of Certain Beneficial Owners

The following table sets forth certain information with respect to beneficial ownership of the Company’s common stock as of March 28, 2013 by each beneficial owner of more than 5.0% of the Company’s common stock based on currently available Schedules 13D and 13G and amendments thereto filed with the SEC.

Name and Address of Beneficial Owner	Amount And Nature Of Beneficial Ownership		Percent Of Class (1)

Wellington Management Company, LLP 280 Congress Street Boston, Massachusetts 02210	411,279	(2)	6.78%

(1)	Based on 6,069,551 shares of common stock issued and outstanding on March 28, 2013.
(2)	Based on Amendment No. 5 to the Schedule 13G filed by Wellington Management Company, LLP (“Wellington”) on February 14, 2013. Wellington, in its capacity as investment advisor, may be deemed to share power to vote 345,713 shares of common stock and may be deemed to share power to dispose of 411,279 shares of common stock. Wellington does not have power to vote 65,566 shares of common stock that it beneficially owns in its capacity as investment advisor.

Security Ownership of Management

The following table sets forth, as of March 28, 2013, certain information with respect to the beneficial ownership of shares of common stock by each of the members of the Board of Directors, all of whom are also director-nominees, by each of the current executive officers named in the “Summary Compensation Table” below and by all current directors and executive officers as a group. Beneficial ownership includes shares, if any, held in the name of the spouse, minor children or other relatives of a director living in such person’s home, as well as shares, if any, held in the name of another person under an arrangement whereby the director or executive officer can vest title in himself or herself at once or at some future time. All of the directors and named executive officers receive mail at the Company’s principal executive office at 330 Hospital Road, Tappahannock, Virginia 22560.

Name	Amount and Nature of Beneficial Ownership (1)		Percent of Class (2)
Directors:

W. Rand Cook	15,088	(3)	*

W. Gerald Cox	16,160	(4)	*

Michael E. Fiore, P.E.	8,251		*

F. L. Garrett, III	31,062	(5)	*

Ira C. Harris, Ph.D., CPA	8,354	(6)	*

Eric A. Johnson	26,078	(7)	*

W. Leslie Kilduff, Jr.	18,855		*

William L. Lewis	22,511	(8)	*

Charles R. Revere	16,940	(9)	*

Joe A. Shearin	49,995	(10)	*

Howard R. Straughan, Jr.	105,496	(11)	1.74%

Leslie E. Taylor, CPA	8,345	(12)	*

Jay T. Thompson, III	43,876	(13)	*
Non-Director Executive Officers:

Joseph H. James, Jr.	21,984	(14)	*

J. Adam Sothen	4,593	(15)	*

James S. Thomas	16,630	(16)	*

Ann-Cabell Williams	4,000	(17)	*
All directors and executive officers as a group (18 persons)	422,218		6.92%

*	Percentage of ownership is less than 1.0% of the outstanding shares of common stock of the Company.
1)	Under the rules of the SEC, a person is deemed to be the beneficial owner of a security if that person, directly or indirectly, has or shares the power to vote or direct the voting of the security or the power to dispose or direct the disposition of the security. Accordingly more than one person may be deemed to be a beneficial owner of the same securities. A person is deemed to be a beneficial owner of any securities if that person has the right to acquire beneficial ownership within 60 days of the relevant date. Unless otherwise indicated by footnote, the named individuals have the sole voting and investment power with respect to beneficially owned shares of stock.
2)	Based on 6,069,551 shares of common stock issued and outstanding on March 28, 2013.
3)	Includes 2,643 shares jointly owned by Mr. Cook and his wife.

4)	Includes (i) 2,364 shares held in an IRA for the benefit of Mr. Cox, (ii) 2,692 shares held in an IRA for the benefit of Mr. Cox’s wife, for which Mr. Cox disclaims beneficial ownership, (iii) 1,533 shares registered in the name of Mr. Cox’s wife, for which Mr. Cox disclaims beneficial ownership and (iv) 444 shares owned jointly by Mr. Cox’s wife and daughter, for which Mr. Cox disclaims beneficial ownership.
5)	Includes (i) 2,810 shares held in an IRA for the benefit of Mr. Garrett, (ii) 100 shares owned jointly by Mr. Garrett and his wife and (iii) 10,604 shares registered in the name of Mr. Garrett’s wife, for which Mr. Garrett disclaims beneficial ownership.
6)	Includes 431 shares owned jointly by Mr. Harris and his wife.
7)	Includes 11,213 shares held in an IRA for the benefit of Mr. Johnson.
8)	Includes (i) 1,400 shares held in an IRA for the benefit of Mr. Lewis and (ii) 519 shares registered in the name of William Carrington Lewis Trust, of which Mr. Lewis is Trustee.
9)	Includes 5,819 shares held in the Elizabeth C. Revere Trust for the benefit of Charles R. Revere, of which Mr. Revere is Trustee.
10)	Includes (i) 16,752 shares which Mr. Shearin has the right to acquire through the exercise of stock options, (ii) 5,378 shares held in an IRA for the benefit of Mr. Shearin, (iii) 16,000 shares of restricted stock and (iv) 24 shares owned jointly by Mr. Shearin and his son.
11)	Includes 100,034 shares held in a family trust, of which Mr. Straughan is Trustee.
12)	Includes 1,093 shares owned jointly by Mr. Taylor and his wife.
13)	Includes 1,141 shares registered in the name of Mr. Thompson’s wife, for which Mr. Thompson disclaims beneficial ownership.
14)	Includes (i) 9,800 shares which Mr. James has the right to acquire through the exercise of stock options and (ii) 6,800 shares of restricted stock.
15)	Includes 4,000 shares of restricted stock.
16)	Includes (i) 1,117 shares held in an IRA for the benefit of Mr. Thomas, (ii) 7,000 shares which Mr. Thomas has the right to acquire through the exercise of stock options and (iii) 4,600 shares of restricted stock.
17)	Includes 4,000 shares of restricted stock.

Section 16(a) Beneficial Ownership Reporting Compliance

Section l6(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires directors, executive officers and persons who beneficially own more than 10% of the Company’s common stock to file initial reports of ownership and reports of changes in beneficial ownership with the SEC. Such persons are also required to furnish the Company with copies of all Section 16 forms they file.

Based solely on a review of the copies of such forms furnished to the Company, or written representations that no other reports were required, the Company believes that its officers and directors complied with all such filing requirements under Section 16(a) during 2012, with the following exceptions: Ms. Williams filed one late Form 3 and Mr. Revere filed one late Form 4 reporting one transaction late.

PROPOSAL TWO

APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK

Summary of Private Placements

On March 26, 2013, the Company entered into separate Purchase Agreements with Castle Creek, GCP Capital and certain other institutional investors, pursuant to which the Investors agreed to invest an aggregate of $45.0 million in the Company in exchange for (i) 4,649,919 newly issued shares of the Company’s common stock and (ii) 5,240,192 shares of Series B Preferred Stock, each at a purchase price of $4.55 per share. The form of Purchase Agreement entered into with each of Castle Creek and GCP Capital is contained in Appendix A to this Proxy Statement. The form of Purchase Agreement entered into with each of the other Investors is contained in Appendix B to this Proxy Statement.

The transactions contemplated by the Purchase Agreements are subject to approval by the Company’s shareholders of Proposal Two, regarding approval of the issuance of shares of common stock, and Proposal Three, regarding increasing the maximum size of the Board of Directors, as well as other conditions.

The Company’s directors and executive officers have entered into support agreements pursuant to which they have generally agreed to vote their shares in favor of Proposal Two and Proposal Three. The form of support agreement entered into by the Company’s directors and executive officers is contained in Appendix C to this Proxy Statement.

The Series B Preferred Stock is designed to function as a non-voting equivalent of the Company’s common stock, and will convert into shares of common stock on a one-to-one basis (subject to customary adjustments) under certain circumstances. The terms of the common stock and the Series B Preferred Stock are discussed in detail below under “Description of Capital Stock.”

Consistent with applicable notice and approval requirements of appropriate bank regulatory authorities and corporate governance requirements, each of Castle Creek and GCP Capital will be entitled to maintain a representative on the Board of Directors of the Company and of EVB, the Company’s banking subsidiary (and have associated observer rights in lieu of such board representation), for so long as Castle Creek or GCP Capital, respectively, beneficially own at least 5% of the Company’s common stock (assuming for this purpose full conversion of all shares of the Company’s Series B Preferred Stock).

Pursuant to the Purchase Agreements, the Company will file a registration statement on Form S-1 with the Securities and Exchange Commission pursuant to which the sale of the shares of common stock and Series B Preferred Stock to be issued in the Private Placements, including shares of common stock issuable upon the conversion of shares of Series B Preferred Stock, will be registered under the Securities Act of 1933, as amended.

Under the terms of the Purchase Agreements, as promptly as practicable after execution of the Purchase Agreements the Company will commence a rights offering (the “Rights Offering”) to shareholders of record as of a date selected by the Company’s Board of Directors, which record date will be prior to the date that the Private Placements are consummated. Such shareholders will be offered non-transferable rights (“Rights”), with customary oversubscription privileges, to purchase shares of common stock at the same per share purchase price of $4.55 used in the Private Placements for an aggregate offering of up to $5.0 million. No such shareholder will be able to purchase common stock by exercising Rights to the extent such shareholder would beneficially own more than 4.9% of the Company’s common stock, unless such shareholder beneficially owned more than 4.9% of the Company’s common stock as of the record date for the Rights Offering. In the event the Rights Offering is over-subscribed, subscriptions will be reduced proportionately based on the pro rata ownership by each subscribing shareholder of common stock outstanding as of the close of business on the record date. The Investors in the Private Placements are not providing a “back stop” to the Rights Offering in the event it is undersubscribed. The closing of the Rights Offering will be conditioned on the closing of the Private Placements.

NASDAQ Requirements related to Proposal Two

The Company’s common stock is listed on the NASDAQ Stock Market LLC (“NASDAQ”). As a result, the Company is subject to and is required to comply with the NASDAQ Marketplace Rules in order to maintain the listing of its shares on the NASDAQ Stock Market. NASDAQ Marketplace Rule 5635(d) requires the prior approval of the shareholders of a NASDAQ-listed company of a transaction other than a public offering providing for the issuance of shares of common stock, or securities convertible into or exercisable for common stock, equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock. The consummation of the Private Placements will result in the issuance of 4,649,919 shares of common stock and the issuance of shares of Series B Preferred Stock that are convertible into 5,240,192 shares of common stock. The aggregate number of shares of common stock to be issued directly in the Private Placements and issuable upon conversion of the Series B Preferred Stock is equal to approximately 163% of the shares of common stock outstanding as of the date of this Proxy Statement.

Therefore, in accordance with NASDAQ Listing Rule 5635(d), we are asking our shareholders to approve the sale and issuance of up to 9,890,111 shares of common stock, including issuance of up to 5,240,192 shares of common stock upon the conversion of the Series B Preferred Stock (which shares of Series B Preferred Stock will be issued at the closing of the Private Placements), in connection with the Private Placements.

Required Vote. The approval of Proposal Two requires the affirmative vote of the holders of a majority of the shares that are entitled to vote and are voted on Proposal Two. Abstentions and broker non-votes will not be counted, except for quorum purposes and, therefore, will not have any effect on the outcome of the vote on Proposal Two.

Recommendation of the Board of Directors

For the reasons discussed below, the Board of Directors believes that the sale and issuance of the common stock in connection with the Private Placements is in the best interests of the Company and the shareholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT

SHAREHOLDERS VOTE “FOR” APPROVAL OF PROPOSAL TWO

Reasons for Entry into the Purchase Agreements

Since 2008, financial markets and the national and local economies have faced historic challenges, including significant dislocations in the subprime loan market, a recession and stubbornly high unemployment. Dramatic declines in the housing market and adverse conditions affecting construction, land and development and commercial real estate loans resulted in significant write-downs of asset values by financial institutions in the United States, including by the Company. The Company experienced significant increases in nonperforming assets and significant declines in net income. Although the economy has stabilized and begun to show signs of improvement, economic conditions remain challenging and are characterized by slow growth, high unemployment, low interest rates and continuing uncertainty.

As previously disclosed, in February 2011, the Company and the Bank entered into a written agreement (the “Written Agreement”) with the Federal Reserve Bank of Richmond (the “Reserve Bank”) and the Virginia State Corporation Commission Bureau of Financial Institutions (the “Bureau”). The purpose of the Written Agreement was to formally document the common goal of the Company, the Bank and the regulatory agencies to maintain the financial soundness of the Company and the Bank, which is reflected in the Written Agreement’s focus on improving the Company’s and the Bank’s credit risk management practices, credit administration policies and procedures, including monitoring and resolution of nonperforming loans and other troubled credits, allowance for loan and lease losses methodology, and liquidity and risk management oversight. Under the terms of the Written Agreement, both the Company and the Bank submitted capital plans to the regulators that outline how the Company and the Bank will maintain sufficient capital.

Throughout this challenging economic cycle, and in light of the capital plans that were outlined to the Company’s and the Bank’s regulators, the Board of Directors met regularly with management and the Company’s financial advisor, Keefe, Bruyette & Woods, Inc., a nationally recognized investment banking firm, to monitor the financial markets and potential capital raising opportunities that could become available to the Company. In April 2012, the Company began to work closely with management and its financial advisor to explore capital raising opportunities to address the Company’s credit, financial and regulatory challenges, including the potential repayment of the Company’s TARP Preferred Stock. In connection with this analysis, and in connection with the Company’s efforts to improve its asset quality and manage nonperforming assets, the Board of Directors determined that it was critical for the Company to raise a significant amount of additional capital.

In June 2012, the Company and its financial advisor commenced discussions regarding potential investments in the Company by institutional and private equity investors. The Board of Directors determined that the best way to accomplish the Company’s capital-raising objectives would be to sell a significant amount of capital stock to select investors in a private offering.

The Company and its financial advisor initially contacted numerous potential private equity investors to identify one or more “lead” investors to facilitate due diligence and determination of investment terms and pricing. Based on these discussions, the Company proceeded to commence substantive and independent negotiations with Castle Creek and GCP Capital due to (i) their respective financial and strategic expertise, (ii) their respective historical experience in investing in the community banking industry, (iii) their respective access to capital and willingness to serve as lead investors, (vi) their respective knowledge of the Company’s business model and operating markets and (v) their respective willingness to serve as directors on the Board of Directors. As the Company negotiated preliminary pricing and other terms with Castle Creek and GCP Capital, the Company and its financial advisor identified additional institutional investors who were interested in investing in the Company. Once preliminary negotiations with Castle Creek and GCP Capital were completed, the Company provided proposed documentation and investment terms to the additional institutional investors.

After the documentation and investment terms were substantially finalized with all Investors, the Company negotiated final pricing. Based on advice from its financial advisor and the orders placed by Castle Creek, GCP Capital and the other Investors, the Board of Directors concluded that the price of $4.55 per share of common stock and Series B Preferred Stock in the Private Placements is the highest price the Company could obtain in order to attract the amount of subscriptions necessary to raise the $45.0 million, which is the amount of capital the Board of Directors believes is appropriate in order to strengthen the Company’s balance sheet, position the Company for the strategic initiatives discussed below and maintain healthy regulatory capital ratios going forward. Consequently, on March 26, 2013, the Company entered into the Purchase Agreements.

Effects of the Approval of Proposal Two

Issuance and Sale of Common Stock and Series B Preferred Stock. The Company will issue and sell for $4.55 per share an aggregate of 4,649,919 shares of common stock and 5,240,192 shares of Series B Preferred Stock, resulting in gross proceeds of $45.0 million.

Closing of Rights Offering. The closing of the Rights Offering will be conditioned on the closing of the Private Placements. Accordingly, if Proposal Two is approved, the Company would anticipate closing the Rights Offering, as well.

Pursuit of Strategic Initiatives. The Company plans to use the gross proceeds from the Private Placements and the Rights Offering for general corporate purposes, including strengthening its balance sheet, the accelerated resolution and disposition of assets adversely classified by the Company and the optimization of its balance sheet through the restructuring of Federal Home Loan Bank advances, with ultimate goals of repurchasing its Series A Preferred Stock and warrants issued to the U.S. Department of the Treasury (the “Treasury”) through the Troubled Asset Relief Program (“TARP”) and exiting from the Written Agreement.

The Company intends to remove risk from its balance sheet by accelerating the disposition of a portion of the assets adversely classified by the Company, including approximately $13 million in classified loans through a combination of asset sales and “A/B note” structures and approximately $3 million in other real estate owned (“OREO”). Management has also identified approximately $7.5 million in additional adversely classified assets that it expects the Company to retain on the balance sheet and work out over the next twelve months. The ultimate effect of disposing and working out the $23.5 million of adversely classified assets on the Company’s after-tax earnings will depend on ongoing market conditions and other factors.

Given currently favorable market conditions, the Company also intends to optimize its balance sheet by restructuring the $117.5 million in FHLB advances on its balance sheet as of December 31, 2012. The Company currently anticipates pre-paying approximately $94 million in FHLB advances, funded in part by the sale of assets in the Company’s securities portfolio, which pre-payment would result in an estimated pre-tax penalty fee of approximately $14 million. With respect to the balance of the FHLB advances, the Company intends to either pay off the remaining advances at scheduled maturities or to lower existing interest rates through “blend and extend” transactions.

Effect of Issuance on Earnings Per Share of Common Stock. A share of Series B Preferred Stock will be entitled to receive dividends in the same amount and form, and payable at the same time, as a share of common stock. That right, and the increase in the number of shares of common stock outstanding, will reduce the Company’s earnings per share of common stock. For the year ended December 31, 2012, basic and diluted income per share of common stock was $0.32. Pro forma for the closing of the Private Placements, and assuming no material pro forma effect on net income for 2012, basic and diluted income per share of common stock and Series B Preferred Stock for the year ended December 31, 2012 would be $0.12.

Board Representation for Castle Creek and GCP Capital. Consistent with applicable notice and approval requirements of appropriate bank regulatory authorities and corporate governance requirements, each of Castle Creek and GCP Capital will be entitled to maintain a representative on the Board of Directors of the Company and of EVB, the Company’s banking subsidiary, for so long as Castle Creek or GCP Capital, respectively, beneficially own at least 5% of the Company’s common stock (assuming for this purpose full conversion of all shares of the Company’s Series B Preferred Stock).

Dilution. The issuance of common stock and Series B Preferred Stock in connection with the Private Placements will substantially dilute the voting rights and economic ownership of existing shareholders of the Company, with the greatest dilution affecting shareholders that elect to not participate in the Rights Offering. The Investors in the Private Placements will collectively hold, following the Private Placements, 47.7% of the Company’s voting common stock and, excluding the Series A Preferred Stock issued to the Treasury in connection with the TARP, 64.9% of the Company’s capital stock.

Potential Market Effects. Despite the existence of certain restrictions on transfer, the issuance of shares of Company common stock upon conversion of the Series B Preferred Stock may impact trading patterns and adversely affect the market price of the common stock. If significant quantities of the common stock that are issued upon conversion of the Series B Preferred Stock are sold (or if it is perceived that they may be sold) into the public market, the trading price of the common stock could be adversely affected.

Gross-up Rights and Registration Rights under the Purchase Agreements. Pursuant to the Purchase Agreements, Castle Creek, GCP Capital and certain other, but not all, Investors, will have “gross-up rights” for so long as the particular Investor, together with the Investor’s affiliates and persons who share a common discretionary investment advisor with the Investor, owns 2.0% or more of all the outstanding shares of common stock. The gross-up rights provide that if the Company makes any public or nonpublic offering of any equity security, or any securities, options or debt that is convertible or exchangeable into equity or that includes an equity component, then the Company must give the applicable Investor the opportunity to acquire, for the same price and on the same terms as such securities are proposed to be offered to others, up to the amount of such securities in the aggregate required to enable it to maintain its proportionate common stock-equivalent interest in the Company immediately prior to the issuance of such securities. In addition, under the Purchase Agreements the Company will be obligated to file a registration statement with the Securities and Exchange Commission covering the resale of the common stock and Series B Preferred Stock issued in the Private Placements, as well as the shares of common stock issuable upon conversion of the Series B Preferred Stock issued in the Private Placements.

Effects of a Failure to Approve Proposal Two

Inability to Pursue Strategic Initiatives. The Company would need to delay indefinitely its strategic initiatives to accelerate the resolution and disposition of assets adversely classified by the Company and to optimize its balance sheet through the restructuring of Federal Home Loan Bank advances. The Company cannot pursue these strategic initiatives without raising a significant amount of new capital.

More Difficult to Exit Written Agreement. It will be more difficult for the Company to complete its strategic initiatives, restore earnings to historical levels and further improve the Company’s capital position. As a result, the Company would be more likely to remain subject to the Written Agreement for an extended period of time, including the restriction on declaring or paying dividends without prior regulatory approval.

Less Likely to Redeem TARP Securities. The Company would need to delay indefinitely its goal of repurchasing its Series A Preferred Stock and warrants issued to the Treasury through the TARP. Such delay would increase the likelihood that the Series A Preferred Stock remained outstanding as of February 15, 2014, on which date the dividend on the Series A Preferred Stock will increase from the current 5% per annum to 9% per annum.

More Difficult to Raise Capital from Other Sources. If the Company is unable to consummate the Private Placements, the Company believes it will become more difficult and costly for it to raise capital from other sources, as potential investors could view an investment in the Company as presenting heightened execution risk due to the Company’s inability to secure shareholder approval of the Private Placements.

Appraisal Rights of Shareholders

Virginia law does not provide dissenters’ or appraisal rights in connection with transactions such as the issuance of shares of common stock in connection with the Private Placements.

Description of Capital Stock

The Company’s authorized capital stock currently consists of 50,000,000 shares of common stock, $2 par value per share, and 10,000,000 shares of preferred stock, $2 par value per share.

As of April 8, 2013, 6,069,551 shares of common stock and 24,000 shares of Series A Preferred Stock were issued and outstanding.

Description of Common Stock. Set forth below is a summary of the rights of the holders of the common stock. As described below, the rights of the holders of the common stock are subject to the rights, preferences and privileges of the holders of the Series A Preferred Stock, the Series B Preferred Stock (when issued) and any shares of preferred stock that the Company may issue in the future.

Holders of common stock are entitled to one vote per share on all matters submitted to a vote of shareholders. Holders of common stock are not entitled to cumulative voting rights. Therefore, the holders of a majority of the common shares voted in the election of directors can elect all of the directors then standing for election subject to the rights of preferred stock, if and when issued.

Subject to the preference in dividend rights of any series of preferred stock that may be outstanding, holders of common stock are entitled to receive dividends when and as declared by the Board of Directors from funds legally available therefor. In addition, the ability of the Company to pay dividends is subject to various laws and regulations, including limits on the sources of dividends and requirements to maintain capital at or above regulatory minimums. Under the terms of the Written Agreement, each of the Company and the Bank are subject to additional limitations and regulatory restrictions and may not declare or pay dividends to its holders of common stock without prior regulatory approval.

All outstanding shares of common stock are, and the shares of common stock to be issued pursuant to the Purchase Agreements (including pursuant to conversion of shares of Series B Preferred Stock) will be, fully paid and non-assessable.

Holders of common stock have no preemptive or other subscription rights, and there are no conversion rights or redemption or sinking fund provisions with respect to the common stock.

Subject to the preference in liquidation rights of any series of preferred stock that may be outstanding, holders of common stock are entitled to receive the net assets of the Company upon dissolution.

Description of Series A Preferred Stock. The rights, privileges and preferences of the Series A Preferred Stock are set forth in Paragraph E of Article II of the Company’s Articles of Incorporation. Set forth is a summary of the material rights, preferences and privileges of the Series A Preferred Stock. The summary is not intended to be complete and is qualified in its entirety by reference to the Company’s Articles of Incorporation.

General. The Series A Preferred Stock is a series of fixed rate cumulative perpetual preferred stock, consisting of 24,000 shares, par value $2.00 per share. The Series A Preferred Stock has a liquidation preference amount of $1,000 per share and has no maturity date.

Dividend Rate. Dividends on the Series A Preferred Stock are payable quarterly in arrears, if, as and when declared by the Board of Directors out of legally available funds, on a cumulative basis on the $1,000 per share liquidation preference amount plus the amount of accrued and unpaid dividends for any prior dividend periods, at a rate of (i) 5% per annum, from the original issuance date to but excluding the first day of the first dividend period commencing on or after the fifth anniversary of the original issuance date (i.e., 5% per annum from January 6, 2009 to but excluding February 15, 2014), and (ii) 9% per annum, from and after the first day of the first dividend period commencing on or after the fifth anniversary of the original issuance date (i.e., 9% per annum on and after February 15, 2014). Dividends are payable quarterly in arrears on February 15, May 15, August 15 and November 15 of each year. The Company has deferred dividends on the Series A Preferred Stock since February 15, 2011. As of April 8, 2013, the Company had accumulated $2.7 million in dividends on the Series A Preferred Stock.

Under the terms of the Written Agreement, the Company must obtain regulatory approval prior to paying accumulated or future dividends on the Series A Preferred Stock. Each dividend is payable to holders of record as they appear on the Company’s stock register on the applicable record date, which is the 15th calendar day immediately preceding the related dividend payment date (whether or not a business day), or such other record date determined by the Board of Directors that is not more than 60 nor less than ten days prior to the related dividend payment date. Each period from and including a dividend payment date (or the date of the issuance of the Series A Preferred Stock) to but excluding the following dividend payment date is referred to as a “dividend period.” Dividends payable for each dividend period are computed on the basis of a 360-day year consisting of twelve 30-day months. If a scheduled dividend payment date falls on a day that is not a business day, the dividend will be paid on the next business day as if it were paid on the scheduled dividend payment date, and no interest or other additional amount will accrue on the dividend. The term “business day” means any day except Saturday, Sunday and any day on which banking institutions in the State of New York generally are authorized or required by law or other governmental actions to close.

Dividends on the Series A Preferred Stock are cumulative. If for any reason the Board of Directors does not declare a dividend on the Series A Preferred Stock for a particular dividend period, or if the Board of Directors declares less than a full dividend, the Company will remain obligated to pay the unpaid portion of the dividend for that period and the unpaid dividend will compound on each subsequent dividend date (meaning that dividends for future dividend periods will accrue on any unpaid dividend amounts for prior dividend periods).

The Company is not obligated to pay holders of the Series A Preferred Stock any dividend in excess of the dividends on the Series A Preferred Stock that are payable as described above. There is no sinking fund with respect to dividends on the Series A Preferred Stock.

Dividend Priority. So long as any shares of the Series A Preferred Stock remain outstanding, the Company may not declare or pay a dividend or other distribution on the common stock or any other shares of Junior Stock (as defined below) (other than dividends payable solely in common stock) or Parity Stock (as defined below) (other than dividends paid on a pro rata basis with the Series A Preferred Stock), and the Company generally may not directly or indirectly purchase, redeem or otherwise acquire any shares of common stock, Junior Stock or Parity Stock unless all accrued and unpaid dividends on the Series A Preferred Stock for all past dividend periods are paid in full.

“Junior Stock” means the common stock and any other class or series of the Company’s stock the terms of which expressly provide that it ranks junior to the Series A Preferred Stock as to dividend rights and/or as to rights on liquidation, dissolution or winding up of the Company. The Company currently has no outstanding class or series of stock constituting Junior Stock other than our common stock. The Series B Preferred Stock, upon issuance, will constitute Junior Stock.

“Parity Stock” means any class or series of our stock, other than the Series A Preferred Stock, the terms of which do not expressly provide that such class or series will rank senior or junior to the Series A Preferred Stock as to dividend rights and/or as to rights on liquidation, dissolution or winding up of the Company, in each case without regard to whether dividends accrue cumulatively or non-cumulatively. The Company currently has no outstanding class or series of stock constituting Parity Stock.

Liquidation Rights. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, holders of the Series A Preferred Stock will be entitled to receive for each share of the Series A Preferred Stock, out of the assets of the Company or proceeds available for distribution to the Company’s shareholders, subject to any rights of the Company’s creditors, before any distribution of assets or proceeds is made to or set aside for the holders of the common stock and any other class or series of our stock ranking junior to the Series A Preferred Stock, payment of an amount equal to the sum of (i) the $1,000 liquidation preference amount per share and (ii) the amount of any accrued and unpaid dividends on the Series A Preferred Stock (including dividends accrued on any unpaid dividends). To the extent the assets or proceeds available for distribution to shareholders are not sufficient to fully pay the liquidation payments owing to the holders of the Series A Preferred Stock and the holders of any other class or series of our stock ranking equally with the Series A Preferred Stock, the holders of the Series A Preferred Stock and such other stock will share ratably in the distribution.

For purposes of the liquidation rights of the Series A Preferred Stock, neither a merger or consolidation of the Company with another entity, including a merger or consolidation in which the holders of Series A Preferred Stock receive cash, securities or other property for their shares, nor a sale, lease or exchange of all or substantially all of the Company’s assets will constitute a liquidation, dissolution or winding up of the affairs of the Company.

Redemptions and Repurchases. The terms of the Series A Preferred Stock provide that the Company may redeem the Series A Preferred Stock, at any time, in whole or in part, at the Company’s option, subject to prior approval by the appropriate federal banking agency, for a redemption price equal to 100% of the liquidation preference amount per share of Series A Preferred Stock plus any accrued and unpaid dividends to but excluding the date of redemption (including dividends accrued on any unpaid dividends), provided that any declared but unpaid dividend payable on a redemption date that occurs subsequent to the record date for the dividend will be payable to the holder of record of the redeemed shares on the dividend record date.

To exercise the redemption right described above, the Company must give notice of the redemption to the holders of record of the Series A Preferred Stock by first class mail, not less than 30 days and not more than 60 days before the date of redemption. Each notice of redemption given to a holder of Series A Preferred Stock must state: (i) the redemption date; (ii) the number of shares of Series A Preferred Stock to be redeemed and, if less than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (iii) the redemption price; and (iv) the place or places where certificates for such shares are to be surrendered for payment of the redemption price. In the case of a partial redemption of the Series A Preferred Stock, the shares to be redeemed will be selected either pro rata or in such other manner as the Board of Directors determines to be fair and equitable.

The securities purchase agreement between the Company and Treasury provides that so long as Treasury continues to own any Series A Preferred Stock, we may not repurchase any shares of Series A Preferred Stock from any other holder of such shares unless the Company offers to repurchase a ratable portion of the Series A Preferred Stock then held by Treasury on the same terms and conditions.

Shares of Series A Preferred Stock that the Company redeems, repurchases or otherwise acquires will revert to authorized but unissued shares of preferred stock, which may then be reissued by us as any series of preferred stock other than the Preferred Shares.

No Conversion Rights. Holders of the Series A Preferred Stock have no right to exchange or convert their shares into common stock or any other securities.

Voting Rights. The holders of the Series A Preferred Stock do not have voting rights other than those described below, except to the extent specifically required by Virginia law.

If the Company does not pay dividends on the Series A Preferred Stock for six or more quarterly dividend periods, whether or not consecutive, the authorized number of directors of the Company will automatically increase by two and the holders of the Series A Preferred Stock will have the right, with the holders of shares of any other classes or series of Voting Parity Stock (as defined below) outstanding at the time, voting together as a single class, to elect two directors (the “Preferred Directors”) to fill such newly created directorships at our next annual meeting of shareholders (or at a special meeting called for that purpose prior to the next annual meeting) and at each subsequent annual meeting of shareholders until all accrued and unpaid dividends (including dividends accrued on any unpaid dividends) for all past dividend periods on all outstanding shares of Series A Preferred Stock have been paid in full at which time this right will terminate with respect to the Series A Preferred Stock, subject to revesting in the event of each and every subsequent default by the Company in the payment of dividends on the Series A Preferred Stock. There is no limit on the number of nominations and a plurality of eligible votes would determine the election of the two new directors.

No person may be elected as a Preferred Director who would cause the Company to violate any corporate governance requirements of any securities exchange or other trading facility on which our securities may then be listed or traded that listed or traded companies must have a majority of independent directors. Upon any termination of the right of the holders of the Series A Preferred Stock and Voting Parity Stock as a class to vote for directors as described above, the Preferred Directors will cease to be qualified as directors, the terms of office of all Preferred Directors then in office will terminate immediately and the authorized number of directors will be reduced by the number of Preferred Directors which had been elected by the holders of the Series A Preferred Stock and the Voting Parity Stock. Any Preferred Director may be removed at any time, with or without cause, and any vacancy created by such a removal may be filled, only by the affirmative vote of the holders a majority of the outstanding Series A Preferred Stock voting separately as a class, together with the holders of shares of Voting Parity Stock, to the extent the voting rights of such holders described above are then exercisable. If the office of any Preferred Director becomes vacant for any reason other than removal from office, the remaining Preferred Director may choose a successor who will hold office for the unexpired term of the office in which the vacancy occurred.

The term “Voting Parity Stock” means with regard to any matter as to which the holders of the Series A Preferred Stock are entitled to vote, any series of Parity Stock upon which voting rights similar to those of the Series A Preferred Stock have been conferred and are exercisable with respect to such matter. The Company currently has no outstanding class or series of stock constituting Parity Stock.

Because dividends on the Series A Preferred Stock have not been paid for an aggregate of six quarterly dividend periods or more, whether or not consecutive, the Treasury has the right, voting as a class, to elect two directors to the Company’s board at the next annual meeting (or at a special meeting called for that purpose) and at every subsequent annual meeting until all owed and unpaid dividends on the preferred stock have been paid. In April 2012, the Treasury assigned an observer to attend the Company’s board meetings, in part to determine whether and how to exercise this right, but to date the Treasury has not yet exercised this right to elect directors.

In addition to any other vote or consent required by Virginia law or by the Company’s Articles of Incorporation, the vote or consent of the holders of at least 66-2/3% of the outstanding Series A Preferred Stock, voting as a separate class, is required in order to do the following:

•

amend or alter the Company’s Articles of Incorporation or the Articles of Amendment for the Series A Preferred Stock to authorize or create or increase the authorized amount of, or any issuance of, any shares of, or any securities convertible into or exchangeable or exercisable for shares of, any class or series of the Company’s capital stock ranking senior to the Series A Preferred Stock with respect to either or both the payment of dividends and/or the distribution of assets on any liquidation, dissolution or winding up of the Company; or

•

amend, alter or repeal any provision of the Company’s Articles of Incorporation or the Articles of Amendment for the Series A Preferred Stock in a manner that adversely affects the rights, preferences, privileges or voting powers of the Series A Preferred Stock; or

•

consummate a binding share exchange or reclassification involving the Series A Preferred Stock or a merger or consolidation of the Company with another entity, unless (i) the Series A Preferred Stock remains outstanding or, in the case of a merger or consolidation in which the Company is not the surviving or resulting entity, are converted into or exchanged for preference securities of the surviving or resulting entity or its ultimate parent, and (ii) the Series A Preferred Stock remaining outstanding or such preference securities, have such rights, preferences, privileges, voting powers, limitations and restrictions, taken as a whole, as are not materially less favorable than the rights, preferences, privileges, voting powers, limitations and restrictions of the Series A Preferred Stock immediately prior to consummation of the transaction, taken as a whole;

provided, however, that (1) any increase in the amount of the Company’s authorized shares of preferred stock, including authorized Series A Preferred Stock necessary to satisfy preemptive or similar rights granted by us to other persons prior to the date of the issuance of the Series A Preferred Stock, and (2) the creation and issuance, or an increase in the authorized or issued amount, of any other series of preferred stock, or any securities convertible into or exchangeable or exercisable for any other series of preferred stock, ranking equally with and/or junior to the Series A Preferred Stock with respect to the payment of dividends, whether such dividends are cumulative or non-cumulative and the distribution of assets upon our liquidation, dissolution or winding up, will not be deemed to adversely affect the rights, preferences, privileges or voting powers of the Series A Preferred Stock and will not require the vote or consent of the holders of the Series A Preferred Stock.

To the extent holders of the Series A Preferred Stock are entitled to vote, holders of Series A Preferred Stock will be entitled to one vote for each share then held.

The voting provisions described above will not apply if, at or prior to the time when the vote or consent of the holders of the Series A Preferred Stock would otherwise be required, all outstanding shares of Series A Preferred Stock have been redeemed by the Company or called for redemption upon proper notice and sufficient funds have been set aside by the Company for the benefit of the holders of Series A Preferred Stock to effect the redemption.

Description of Series B Preferred Stock. The rights, privileges and preferences of the Series B Preferred Stock will be set forth in Articles of Amendment that create a new Paragraph F of Article II of the Company’s Articles of Incorporation. Set forth is a summary of the material rights, preferences and privileges of the Series B Preferred Stock. The summary is not intended to be complete and is qualified in its entirety by reference to the Articles of Amendment, which is contained in Appendix D to this Proxy Statement. You are urged to read the Articles of Amendment in their entirety. Although the Company believes this summary covers the material terms and provisions of the Series B Preferred Stock set forth in the Articles of Amendment, it may not contain all of the information that is important to you.

General. The Series B Preferred Stock is a series of non-voting mandatorily convertible non-cumulative preferred stock, par value $2.00 per share. The Series B Preferred Stock has no maturity date. The Articles of Amendment will authorize the Company to issue up to 5,250,000 shares of Series B Preferred Stock, of which the Purchase Agreements obligate the Company to issue 5,240,192 shares.

Dividends. Holders of Series B Preferred Stock are entitled to receive dividends if, as and when declared by the Company’s Board of Directors, in an identical form of consideration and at the same time, as those dividends or distributions that would have been payable on the number of whole shares of the Company’s common stock that such shares of Series B Preferred Stock would be convertible into upon satisfaction of the Conversion Conditions (as defined below). The Company will not pay any dividends with respect to its common stock unless an equivalent dividend also is paid to the holders of the Series B Preferred Stock.

The Series B Preferred Stock will rank junior with regard to dividends to any class or series of capital stock of the Company the terms of which expressly provide that such class or series will rank senior to the common stock or the Series B Preferred Stock as to dividend rights and/or as to rights on liquidation, dissolution or winding up of the Company (“Senior Stock”), including the Series A Preferred Stock.

Conversion Rights. Each share of Series B Preferred Stock is convertible into one share of the Company’s common stock, subject to adjustment as set forth in the Articles of Amendment, (i) automatically in the hands of a transferee immediately upon the consummation of a Permitted Transfer (defined below) or (ii) if the Board of Directors acting in its sole and absolute discretion has approved the conversion and the conversion would not result in the holder of the shares beneficially owning, together with its affiliates more than 4.9% (or, in the case of Castle Creek and its affiliates and GCP Capital and its affiliates only, 9.9%) of the outstanding shares of the Company’s common stock. A “Permitted Transfer” is either (i) a widespread public distribution, including pursuant to Rule 144 of the Securities Act of 1933, as amended, (ii) a transfer in which no transferee (or group of associated transferees) would receive 2% or more of any class of capital stock of the Company that is then entitled to vote generally in the election of directors of the Company (“Voting Securities”) or (iii) a transfer to a transferee that would control more than 50% of the Voting Securities without any transfer from the transferee.

Liquidation Rights. The Series B Preferred Stock ranks, as to distribution of assets upon dissolution, liquidation or winding up of the Company: (i) junior to the Series A Preferred, and all future issuances of classes or series of Senior Stock; and (ii) equal to our common stock.

Voting Rights. The holders of the Series B Preferred Stock will not have voting rights other than those described below, except to the extent specifically required by Virginia law. Under the Articles of Amendment, we must receive the approval of the holders representing a majority of the number of shares of common stock into which the Series B Preferred Stock is convertible, voting as a separate class, to (i) increase the authorized number of shares of Series B Preferred Stock; (ii) enter any agreement, contract or understanding or otherwise incur any obligation which by its terms would violate or be in conflict in any material respect with, or significantly and adversely affect, the powers, rights or preferences of the Series B Preferred Stock; (iii) amend the Articles of Incorporation or bylaws of the Company, if such amendment would significantly and adversely alter, change or affect the powers, preferences or rights of the holders of Series B Preferred Stock; or (iv) amend or waive any provision of Article II, Paragraph F of the Articles of Incorporation.

Preemptive Rights. The Series B Preferred Stock does not entitle the holders thereof to any preemptive rights.

PROPOSAL THREE

APPROVAL OF AMENDMENT TO THE COMPANY’S BYLAWS

TO INCREASE THE MAXIMUM SIZE OF THE BOARD OF DIRECTORS

The Board of Directors adopted unanimously, subject to shareholder approval, an amendment to the Company’s bylaws that would change the range of the size of the Board of Directors from ten to fourteen directors to ten to seventeen directors. The amendment would also delete a requirement that each director be a resident of the Commonwealth of Virginia. The text of the proposed amendment to Article II, Section 2.2 of the Company’s bylaws is contained in Appendix E to this Proxy Statement.

Thirteen directors currently serve on the Board of Directors, all of whom have served on the Board since 2010 or earlier (the “Legacy Directors”). Although the maximum size of the Board is fourteen directors under the Company’s present bylaws, the present size range of the Board of Directors is not sufficient to meet current requirements for representation on the Board of Directors related to (i) the Private Placements and (ii) the Company’s participation in the Treasury’s TARP Capital Purchase Program.

In connection with the sizeable investments by Castle Creek and GCP Capital in the Private Placements, which are discussed in detail in Proposal Two, Castle Creek and GCP Capital are each entitled to appoint one director to the Board of Directors (respectively, the “Castle Creek Director” and the “GCP Capital Director”), consistent with applicable notice and approval requirements of appropriate bank regulatory authorities and corporate governance requirements.

In addition, for as long as the Company’s Series A Preferred Stock remains outstanding to the Treasury and dividends have been deferred on the Series A Preferred Stock for six quarters or more, the Treasury will be entitled to appoint two directors to the Board of Directors. As of the date of this Proxy Statement, the Company has deferred nine consecutive dividends on the Series A Preferred Stock. Although the Company expects to use proceeds from the Private Placement to redeem the Series A Preferred Stock and extinguish the Treasury’s right to appoint two directors to the Board of Directors, the Company cannot predict the exact timing of this repayment (including regulatory approval of repayment).

Because the current maximum size of the Board is fourteen directors, the Board of Directors cannot accommodate the thirteen Legacy Directors, the Castle Creek Director, the GCP Capital Director, and the two potential Treasury directors. The Board of Directors has concluded that it is in the Company’s and the shareholders’ best interests to increase the maximum size of the Board of Directors to seventeen, which will provide greater flexibility in determining the most appropriate size of the Board of Directors in the future and will accommodate all Legacy Directors and Board representation rights of Castle Creek, GCP and Treasury.

If Proposal Three is not approved and the maximum size range of the Board of Directors is not increased, the Board of Directors could be forced to request that between one and three of the Legacy Directors resign from the Board, in order to make available directorships for the Castle Creek, GCP Capital and/or Treasury representatives. The Board of Directors and management believe that each Legacy Director contributes invaluable experience with the Company, as well as extensive knowledge of banking, finance and the Company’s most critical business markets and sectors, and that it is in the Company’s best interest to avoid asking any of the Legacy Directors to resign.

Furthermore, shareholder approval of this Proposal Three is a condition to the obligation of the Investors to close the Private Placements described in detail in Proposal Two. If Proposal Two is approved, but not Proposal Three, the Investors would not be obligated to close the Private Placements unless each Investor waived the condition related to shareholder approval of this Proposal Three.

Accordingly, the Board of Directors and management urge the shareholders to approve Proposal Three so that the Company may benefit from the combined expertise of the thirteen Legacy Directors, the Castle Creek Director and the GCP Capital Director.

Required Vote. The approval of Proposal Three requires the affirmative vote of the holders of a majority of the shares that are entitled to vote and are voted on Proposal Three. Abstentions and broker non-votes will not be counted, except for quorum purposes and, therefore, will not have any effect on the outcome of the vote on Proposal Three.

Recommendation of the Board of Directors

For the reasons discussed above and below, the Board of Directors believes that the increase in the maximum size of the Board of Directors is in the best interests of the Company and the shareholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT

SHAREHOLDERS VOTE “FOR” APPROVAL OF PROPOSAL THREE

Effects of the Approval of Proposal Three

Satisfaction of Condition to Closing of the Private Placements. Shareholder approval of Proposal Three would constitute satisfaction of one of the conditions to the closing of the Private Placements described in Proposal Two.

Expansion of Board of Directors and Appointment of the Castle Creek Director and the GCP Capital Director. If Proposal Two is approved by the shareholders of the Company and the Company receives the required approvals or non-objection from applicable regulators, the Board of Directors presently intends to increase promptly the size of its board by two members to accommodate the appointment of the Castle Creek Director and the GCP Capital Director upon closing of the Private Placements.

Effects of a Failure to Approve Proposal Three

Failure to Satisfy Condition to Closing of the Private Placements. If shareholders do not approve Proposal Three, the Company will not be able to satisfy all conditions to closing of the Private Placements under the Purchase Agreements. In such a case, the Private Placements would not close and the Company would not receive the $45.0 million in gross proceeds unless each Investor waived this condition to closing. If the Private Placements do not close, the Company believes it would be unable to pursue its strategic initiatives, more difficult to exit the Written Agreement, less likely to redeem the Series A Preferred Stock and more difficult to raise capital from other sources, all as described under “Effects of a Failure to Approve Proposal Two” above.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Introduction

Below is a discussion of the philosophy, the strategy and the major details of our approach to compensating executive management. This approach has been developed under the direction and oversight of the Compensation Committee, with assistance from an independent compensation consultant and with input from management.

Our executive management is expected to design and execute our business plan that emphasizes prudent risk and asset quality management to lead to superior returns for our shareholders. Following this discussion, you will find tables containing detailed information concerning compensation earned or paid for 2012 and prior years to our “named executive officers.”

•	Joe A. Shearin – President and Chief Executive Officer of the Company and Bank.

•	J. Adam Sothen – Executive Vice President and Chief Financial Officer of the Company and the Bank.

•	Joseph H. James, Jr. – Senior Executive Vice President and Chief Operating Officer of the Company and the Bank.

•	James S. Thomas – Executive Vice President and Chief Credit Officer of the Company and the Bank.

•	Ann-Cabell Williams – Executive Vice President and Retail Executive (or REO) of the Company and the Bank.

The Company had one other executive officer, Douglas R. Taylor, Executive Vice President and Chief Risk Officer of the Company and the Bank, during 2012 whose compensation exceeded $100,000. The discussion below is intended to help you understand the information provided in tables that follow and provide context for our overall executive compensation program.

Objective

The primary objective of our executive compensation program is to assure that we have competent and motivated executive management to lead the Company. To accomplish this objective, we must provide competitive levels of compensation to attract, retain and reward outstanding executives. The banking industry is very competitive, and excellent leadership is vital to design and execute our business plan that emphasizes prudent risk and asset quality management to lead to superior returns for our shareholders. To that end, we believe that:

•	Our executive management should have compensation opportunities at levels that are competitive with peer institutions.

•	Total compensation should include “at risk” components that are linked to annual results, as well as to longer term performance.

•	Stock-based compensation should form a key component of total compensation as a means of aligning the interests of key executives with those of our shareholders.

Discussion of Our Approach

Our general approach is to provide executive compensation consistent with promoting shareholder value. To this end, the Committee designs compensation plans and incentives to link the financial interests of the Company’s executive officers to the interests of shareholders, to support the Company’s long-term goals, to tie compensation to the Company’s performance and to attract, retain and motivate talented leadership. In each of the past several years, the Committee has retained Titan Group, LLC, an independent compensation consultant, to assist it in developing and administering its executive compensation program. Titan Group, LLC also provides consulting services to the Bank related to the Bank’s bank-owned life insurance policies, for which the Bank typically pays less than $5,000 each year. The Compensation Committee has assessed the independence of Titan Group, LLC under current SEC rules and concluded that the advice it receives from Titan Group, LLC is objective and not influenced by other relationships that could be viewed as conflicts of interest.

The Compensation Committee operates under a Charter adopted by the Boards of Directors of the Company and the Bank, which outlines the Committee’s duties and authority, and is guided by an Executive Compensation Philosophy and Strategy statement which provides an overall blueprint for developing and administering executive compensation programs. In addition, beginning in 2009 and continuing until the TARP investment is repaid, as a result of the Company’s participation in the Treasury’s TARP Capital Purchase Program, the Committee and the Company must comply with legal and contractual terms affecting the executive compensation process.

Participation in TARP Capital Purchase Program

In January 2009, the Company elected to participate in the Treasury’s Capital Purchase Program, commonly known as “TARP.” The Company issued shares of its preferred stock and a warrant to purchase 373,832 shares of our common stock at a price of $9.63 per share to the Treasury in return for a $24.0 million TARP investment.

As a result of our participation in TARP, the Company and the Bank became subject to the limits on executive compensation contained in Section 111 of the Emergency Economic Stabilization Act of 2008 (“EESA”), as amended by the American Recovery and Reinvestment Act of 2009 (“ARRA”) and as implemented by guidance and regulations issued by the Treasury, as amended from time to time (“TARP Regulations”) until the Company redeems the preferred stock (“TARP period”), the most significant of which are as follows:

•

First, our senior executive officers for TARP purposes, who are currently Messrs. Shearin, Sothen, James, Thomas and Ms. Williams, and our next twenty most highly compensated employees are subject to a “clawback” which will require repayment of any bonus, incentive compensation or retention award paid during the TARP period if it is later proven that the payment was based on materially inaccurate financial statements or other performance metric criteria.

•

Second, during the TARP period, we are generally prohibited from making any severance payments (which includes any accelerated vesting) to our senior executive officers and our next five most highly compensated employees upon a departure from the Company or upon a change in control of the Company.

•

Third, during the TARP period, we are prohibited from paying or accruing any bonus, incentive compensation or retention award to our most highly compensated employee, except for (i) certain awards of long-term restricted stock with a value not exceeding one-third of his annual compensation as permitted by TARP Regulations, and (ii) any payments contractually required to be paid and to which he had a legally binding right as of February 11, 2009. Mr. Shearin has been our most highly compensated employee throughout the TARP period.

•	Finally, we agreed not to claim any federal income tax deduction for compensation in any year during the TARP period in excess of $500,000 to any senior executive officer.

Consideration of Shareholder Advisory Vote on Executive Compensation

When reviewing executive compensation policies and setting compensation, the Compensation Committee pays close attention to advisory votes by shareholders to approve the compensation of our named executive officers. At last year’s annual meeting, approximately 93% of shares voted were cast in favor of our approach to executive compensation. While the Company remains constrained by TARP Regulations, the Compensation Committee acknowledges the broad support of our shareholders and continues to apply the principles described below in pursuit of a pay-for-performance culture.

Principles that Guide Executive Compensation

We rely upon the following principles in structuring compensation arrangements for our executive officers:

1.	Benchmarking – Our stated goal is to provide base salaries, long-term and short-term incentive compensation and benefits for our executives that are competitive with those offered by comparable Virginia banking institutions. In order to determine competitiveness in the marketplace, we relied in 2012 and plan to rely in 2013 upon an analysis of peer institutions, similar in asset size and corporate structure, prepared by Titan Group, LLC. The members of this peer group for 2012 and 2013 are:

Access National Corporation

American National Bankshares, Inc.

C & F Financial Corporation

Community Bankers Trust, Inc.

Middleburg Financial Corporation

Monarch Financial Holdings, Inc.

National Bankshares, Inc.

Old Point Financial Corporation

Shore Bancshares, Inc.

Valley Financial Corporation

Two of the institutions included in the current peer group received TARP investments from the Treasury and had a portion of that investment outstanding at December 31, 2012. Cardinal Financial Corporation, which has been a member of the peer group in the past, was removed because of its increased asset size.

For our executive management, we believe that total compensation should near the 50th percentile of our peer group.

2.	Allocation of Elements of Compensation – We believe that the weighting of elements of total compensation (specifically salary, annual bonus and long-term incentives) should vary within the management group as appropriate to reflect more closely the role of each senior manager and his or her ability to influence the Company’s performance (see matrix in Annual Bonus discussion below). Over time, and subject to the constraints imposed by TARP Regulations, we expect to shift the weighting of total compensation more toward variable compensation (annual bonus and long-term incentives).

3.	Pay for Performance – To promote shareholder value, we are continuing to focus on performance-based incentives. In 2007, we reviewed and revised our annual bonus program and introduced a long-term incentive program for our executive management consistent with this principle.

Elements of Compensation

The Company uses the following elements of compensation and benefits to recruit, retain and reward its key executives:

1.	Salary – A competitive salary for key executives is essential. Furthermore, flexibility to adapt to the particular skills of an individual or the specific needs of the Company is required. In February or March, Mr. Shearin presents to the Compensation Committee salary adjustment recommendations for the year for executive management, other than himself, based on performance of the Company and of the specific individuals during the prior year. The Committee reviews the recommendations, makes any further adjustments and approves the changes. Mr. Shearin’s salary is reviewed by the Compensation Committee, and is approved by the Board of Directors in executive session. The employment agreements between the Company and certain members of executive management are discussed later in this section. Salary levels are typically determined by comparison to peer group salaries for comparable executive positions and based on an evaluation of the executive’s performance during the prior year. Company performance compared to peer group and the factors discussed in the matrix under Annual Bonus below are also considered in the recommendations to adjust salaries made by Mr. Shearin and the Compensation Committee’s decisions.

As a result of the challenging economic conditions and banking environment in our market areas, and at the recommendation of Mr. Shearin, the Committee approved modest merit increases for 2010, suspended merit increases for 2011, and due to improved financial performance and to recognize the contributions of executive management for this improvement, the Committee accepted Mr. Shearin’s recommendation for a 3% merit increase for executive management in 2012. The Committee also recommended and the Board of Directors in executive session approved Mr. Shearin for a 3% merit increase for 2012.

2.	Annual Bonus – We offer key executives an opportunity to receive an annual bonus of up to 25% of salary.

At the beginning of the year the maximum amount of bonus for each executive officer is set by the Committee for the CEO, and by the CEO for other members of executive management. The purpose of this annual bonus plan is to target specific year-over-year results. During 2008, we revised the plan to incorporate the following performance measurements: regulatory compliance, financial reporting, budget compliance, credit quality, asset growth, net income growth and critical factors. The same plan was in effect for 2012, although the weighting and title of factors was slightly adjusted. The specific weighting of these factors for each executive varies, depending upon his or her responsibilities. For example, Mr. Shearin’s bonus opportunity for 2012 would have been, but for the prohibition on paying cash incentive compensation imposed by TARP Regulations, based 15% on risk management, 5% on financial reporting, 15% on budget compliance, 20% on asset quality, 15% on asset growth, 15% on net income growth and 15% on critical factors (individual goals set by the Committee). For other members of executive management, the mix and the weight components vary. At a meeting of the Committee, usually in February, Mr. Shearin proposes the actual bonus payments for the year ending the preceding December for key executives, other than himself based on that preceding year’s performance. The Committee reviews the performance metrics based on worksheets prepared by the CEO.

Annual bonus metrics for each of the named executive officers are provided in the table below:

	Percent Weighting by Position
Metric	CEO	COO	CFO	CCO	REO
Risk management	15	15	15	15	15
Financial reporting	5	—	20	—	—
Budget compliance	15	15	15	10	15
Asset quality	20	15	10	25	10
Asset growth	15	15	10	15	15
Net income growth	15	15	15	15	20
Critical factors	15	25	15	20	25

	100	100	100	100	100

Target performance for 2012 for each of the metrics listed above was:

☐	Risk management – Adherence to regulatory and audit requirements with unqualified opinion from registered public accounting firm and satisfactory rating from regulatory authorities. A satisfactory rating from regulatory authorities was not met in 2012. An unqualified opinion from our registered public accounting firm was met in 2012.

☐	Financial Reporting – Timely and accurate reporting to the SEC, FRB and board without adverse comment. This performance target was met in 2012.

☐	Budget compliance – Compliance with division and department-specific budgets. This performance target was met in 2012.

☐	Asset quality – Maintain asset quality above the average of named peer group and receive a satisfactory review on the credit quality of the loan portfolio by an independent third party. These performance targets were met in 2012.

☐	Asset growth – Achieve average assets of $1.124 billion. In 2012, our actual average assets were $1.068 billion. This target was not met in 2012.

☐	Net income – Achieve net income of $2.4 million, before preferred dividends. In 2012, our net income before payment of preferred dividend was $3.5 million. This performance target was met in 2012.

☐	Critical factors are at the individual level and in many cases include confidential information. All individual critical factors were achieved.

Although calculation of a bonus is based on a formula including specific metrics, payment of a bonus is discretionary. Under normal circumstances, members of executive management, other than Mr. Shearin who was barred under TARP Regulations from receiving a cash bonus, who had met some or all of their objectives would have received some portion of a bonus for 2012. However, because of continuing depressed business conditions that affected the financial industry and the Company, Mr. Shearin proposed, and the Committee agreed, that no bonuses be paid for 2012.

3.	Stock-Based Compensation – The Company adopted FAS 123 in 2002 and has expensed all stock options from the implementation of our initial stock option plan. Because of changes in accounting rules effective in 2005 that require expensing of stock options, we believe that restricted stock awards, both time vested and performance vested, will be the preferred form of stock incentive used by us going forward.

In 2003, our shareholders approved an amendment to the 2000 Stock Incentive Plan, resulting in the 2003 Stock Incentive Plan, which authorizes the granting of up to 400,000 shares of Company common stock pursuant to grants of stock options, stock appreciation rights, common stock, restricted stock and phantom stock. As of December 31, 2012, there were 133,393 shares still available to be granted as awards under the 2003 Stock Incentive Plan.

In 2007, our shareholders approved the 2007 Equity Compensation Plan which authorizes the granting of up to 400,000 shares of Company common stock pursuant to grants of stock options, stock appreciation rights, common stock, restricted stock, performance shares, incentive awards and stock units. As of December 31, 2012, there were 366,000 shares still available to be granted as awards under the 2007 Equity Compensation Plan.

The Committee approved restricted stock grants in 2009 for members of executive management. Consistent with the principle of pay for performance, one-half of the grants would vest if, and only if, either earnings per share or return on equity equaled or exceeded the median of institutions in our peer group for the year ending December 31, 2011. The other half of the awards are time-based and vest ratably (20% per year) over time of employment. Because the Company’s financial performance for the year ended December 31, 2011 did not meet the pre-specified targets for earnings per share or return on equity compared to the peer group for 2011, these performance-based shares were forfeited.

In February 2010, the Committee approved a TARP-compliant long-term restricted stock program for future awards. This program provides for the grant of restricted stock that qualifies as an exception to TARP Regulations’ general rule that the most highly compensated employee cannot accrue or be paid any bonus, incentive compensation or retention award during the TARP period. For as long as the Company remains subject to TARP Regulations, the Committee intends to grant stock awards, if any, to executive management in accordance with the terms and conditions of the TARP-compliant long-term restricted stock program stated below. The grants are subject to the following terms and conditions.

1.	Value of the Grant: A grant cannot exceed in value 33 1/3% of an executive’s “total compensation” as defined under TARP Regulations.

2.	Minimum Vesting: An executive shall have no vesting in any award unless he or she continues in service with the Company for at least two years following the date of grant.

3.	Graduated Vesting: A portion of the restricted stock that has otherwise vested may generally become transferable only upon the repayment to the Treasury of the TARP investment by the Company under the TARP Capital Purchase Program as follows:

	% Repayment	% Transferable
a.	25%	25%
b.	50%	50%
c.	75%	75%
d.	100%	100%

In December 2010, the Company cancelled 8,000 shares of restricted stock previously awarded to Mr. Shearin in 2009, because the award did not contain the terms necessary to comply with the TARP executive compensation limits. In conjunction with this cancellation, the Company granted a TARP-compliant restricted stock award to Mr. Shearin in an equal amount of shares and in substantially the same form as previously awarded.

Other than this award to Mr. Shearin in 2010, no stock awards were granted to any of the named executive officers in 2010 or 2011.

In June 2012, the Company granted 34,000 shares of restricted stock under the 2007 Plan to its executive officers in the form of TARP-compliant restricted stock awards. All of these shares are subject to time vesting over a five year period, and generally vest 40% on the second anniversary of the grant date and 20% on each of the third, fourth and fifth anniversaries of the grant date.

The grants were made by the Committee in 2012 to recognize the contributions of executive management to improve the financial performance of the Company and to provide a long-term incentive to repay the TARP investment.

4.	Employment Agreements – Assuring the continued service of key executives is essential to the successful future of the organization. Employment agreements, which help retain key executives during a possible change of control situation (subject to applicable TARP regulations), assist the Company by providing security to key executives. Base salary figures presented in the individual contracts below were determined by the executive’s base salary at the time that the contract was executed.

The Company and each of Joe A. Shearin, Joseph H. James, Jr. and James S. Thomas are parties to an employment agreement entered into as of January 1, 2008, March 4, 2008 and January 10, 2008, respectively. Mr. Shearin’s employment agreement provides for him to serve as our President and Chief Executive Officer and President of the Bank and provides for an initial base salary of $285,000. His employment agreement is for a rolling three-year term, unless either party provides written notice that the employment term should not be renewed and extended. Mr. James’s employment agreement provides for him to serve in an executive officer capacity and provides for an initial base salary of $139,100. Mr. Thomas’s employment agreement provides for him to serve in an executive officer capacity at an initial base salary of $126,500. The Board of Directors, in its discretion, may increase the base salary of each of Messrs. Shearin, James and Thomas. The employment agreements with Messrs. James and Thomas currently terminate on December 31, 2013; however, each December 31, the term of their employment agreements will be renewed and extended by one year, unless notice of termination has been provided prior to such time. As of April 15, 2013, the Company has not entered into employment agreements with J. Adam Sothen, Executive Vice President and Chief Financial Officer, or Ann-Cabell Williams, Executive Vice President and Retail Executive.

Under each employment agreement, the executive’s employment may be terminated by the Company with or without cause. If the executive resigns for “good reason” or is terminated without “cause”, as those terms are defined in the employment agreement, however, he is entitled to receive a monthly payment equal to one-twelfth his rate of annual base salary in effect immediately preceding such termination for the remainder of the term of the agreement. If the executive’s employment terminates for good reason or without cause within one year of a change in control of us (as defined in the employment agreement), he will be entitled to severance payments approximately equal to 299% of his annualized cash compensation for a period that precedes the change in control as determined under the Internal Revenue Code of 1986, as amended. If the executive is terminated for “cause,” he will thereafter have no right to receive compensation or other benefits.

In addition, but only in the case of Mr. Shearin’s agreement, if Mr. Shearin’s employment terminates for good reason or without cause not in connection with a change in control, Mr. Shearin will be entitled to receive continuing health insurance benefits for himself and his dependents for the shorter of the remainder of the then current term of his agreement or the period for which he would be entitled to COBRA benefits, in either case with such premiums paid by the Company, and will be entitled to receive out-placement services for up to two years, including job search services, paid for by the Company up to a total of $10,000.

Each agreement also contains a confidentiality provision without a time limit and a covenant not to compete that is in effect while the individual is an executive and employee and for a twelve month period after the termination of his employment. If, however, the executive breaches the confidentiality provision or the covenant not to compete, the executive will have no right to further post-termination payments or benefits provided by his employment agreement.

Each executive who currently has an employment agreement with the Company has entered into a “consent” letter agreement by which he accepts the terms and conditions imposed as part of the Company’s participation in the TARP Capital Purchase Program and further agrees to make any additional conforming amendments to his employment or change in control agreement. To the extent any termination or change in control occurs during the TARP period, the benefits otherwise payable under the employment agreements for an individual who is considered a senior executive officer or one of the next five most highly compensated employees for TARP purposes will be limited in accordance with TARP Regulations.

5.	Perquisites – We provide perquisites in the form of personal commuting use of a company car to the CEO, COO and REO. We reimburse the CEO for certain annual physical examination and related medical expenses. We reimburse country club and golf membership fees for Mr. Thomas. Otherwise, we provide no other perquisites to other named executive officers that are not generally available to all employees on a nondiscriminatory basis. The perquisites provided to our named executive officers do not exceed $10,000 in the aggregate for any named executive officer on an annual basis.

6.	Supplemental Retirement Benefits – We think that a supplemental retirement plan plays an important role in providing “pension equity” and in retaining key executives. We intend for employees generally, including key executives, to receive a combined retirement benefit from Social Security, qualified retirement plans of the Company and, if necessary, supplemental nonqualified arrangements approximating 70% of their pre-retirement income. For that reason, effective January 1, 2008 we adopted a supplemental executive retirement plan which currently covers Mr. Shearin as its only participant, as his retirement benefit from other sources is projected to fall short of the replacement target. The plan provides for a benefit at age 67 of $155,000. Full vesting occurs only at age 67, with partial vesting of approximately 5% for each year of service after age 52. Benefits are payable monthly for 15 years. There is no pre-retirement death benefit, but a beneficiary can be named to receive the remaining payments for the 15-year period after benefits have commenced. In the event retirement occurs during the TARP period, the benefits under a supplemental executive retirement plan can generally be paid even to an individual who is considered a senior executive officer or one of the next five most highly compensated employees for TARP purposes at the time of retirement, provided the requirements of TARP Regulations are met.

Conclusion

During 2013, we anticipate that the Compensation Committee, with assistance from its independent consultant, will continue its ongoing administration and evaluation of our executive compensation approach consistent with our philosophy which aligns with our business plan.

Compensation Committee Report

The Compensation Committee consists entirely of independent directors. The Compensation Committee is composed of Howard R. Straughan, Jr. (Chairman), F. L. Garrett, III, Ira C. Harris, Ph.D., CPA and Eric A. Johnson. The Committee administers the Company’s and the Bank’s executive compensation program, recommends to the Company’s Board of Directors the compensation of the Chief Executive Officer and establishes the compensation of the other executive officers.

The Committee reviewed and discussed the Compensation Discussion and Analysis (“CDA”) with management and based on such review and discussion, the Committee recommended to the Board of Directors that the CDA be included in this Proxy Statement.

As required by TARP Regulations, the Committee conducted detailed discussions, evaluations and reviews with the Company’s Chief Risk Officer of “employee compensation plans” sponsored by the Company. The purpose of these risk assessments is to ensure that the plans: (1) do not encourage senior executive officers (SEOs) to take unnecessary and excessive risks that threaten the value of the Company, (2) do not expose the Company to unnecessary risk, and (3) do not encourage the manipulation of reported earnings of the Company to enhance the compensation of any of the Company’s employees. At the risk assessments conducted on July 18, 2012 and December 11, 2012, the following plans were reviewed:

•

The Company’s compensation plan for key executives, including base salary, annual bonus, stock based-compensation, employment agreements for Messrs. Shearin, James and Thomas, perquisites and supplemental retirement benefits;

•	The Company’s Executive Officers LTIP Plans consisting of the 2003 Stock Incentive Plan and the 2007 Equity Compensation Plan;

•	Refer-a-Friend Program;

•	Commission Incentive Plans; and

•	Commercial and Retail Incentive Plans.

As a result of these risk assessments, the Committee determined that potential incentive compensation comprises a small portion of the total compensation of Company employees generally and only a modest portion of that of SEOs. The Committee found that incentives for employees were closely tied to specific, well-monitored performance goals closely related to the job descriptions for eligible employees. Performance metrics for incentive compensation plans for SEOs are established in advance; they combine total Company goals tied to shareholder value (for example, “asset growth” and “net income growth”) with specific responsibilities of the SEO (for example, “asset quality” and “budget compliance”); they are reviewed and evaluated in a process that is overseen by the CEO and the Committee; and, by using multiple metrics, we believe that the SEOs will not be encouraged to take unnecessary or excessive risks, because a group of performance metrics evaluated in context may be less susceptible to improper risk-taking than a single performance metric.

The Compensation Committee certifies that: (1) it has reviewed with the Company’s Chief Risk Officer the SEO compensation plans and has made all reasonable efforts to ensure that these plans do not encourage SEOs to take unnecessary and excessive risks that threaten the value of the Company, (2) it has reviewed with the Company’s Chief Risk Officer the employee compensation plans and has made all reasonable efforts to limit unnecessary risks these plans pose to the Company, and (3) it has reviewed the employee compensation plans to eliminate any features of these plans that would encourage the manipulation of reported earnings of the Company to enhance the compensation of any employee.

The Compensation Committee

Howard R. Straughan, Jr., Chairman

F. L. Garrett, III

Ira C. Harris, Ph.D., CPA

Eric A. Johnson

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee is a current or former officer or employee of the Company or any of our subsidiaries. In addition, there are no Compensation Committee interlocks with other entities with respect to any such member. The CEO attends Compensation Committee meetings that discuss matters not directly related to the CEO, but is not a member of the Compensation Committee.

Compensation

The following table shows, for the fiscal years ended December 31, 2012, 2011 and 2010, the total compensation paid by the Company and its subsidiaries, as well as certain other compensation paid or accrued for those years, to the “named executive officers” in all capacities in which they served.

Material terms of plans that govern awards included in the summary compensation table, the relationship of salary and bonus to total compensation and material terms of certain employment agreements including post-termination payments are discussed in the “Compensation Discussion and Analysis” above.

Summary Compensation Table for 2012

Name and Principal Position	Year	Salary	Bonus	Stock Awards (1)	Option Awards (2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (3) (4)	All Other Compensation (5)	Total
Joe A. Shearin	2012	$306,322	$—	$44,640	$—	$95,483	$11,250	$457,695
President and Chief Executive Officer and Director of the Company and the Bank	2011	296,839	—	—	—	126,558	11,025	434,422
	2010	297,558	—	20,000	—	99,461	11,025	428,044

J. Adam Sothen (6)	2012	$130,866	$—	$14,880	$—	$—	$3,914	$149,660
Executive Vice President and Chief Financial Officer of the Company and the Bank	2011	105,939	—	—	—	—	3,166	109,105

Joseph H. James, Jr.	2012	$178,011	$—	$22,320	$—	$1,406	$7,996	$209,733
Senior Executive Vice President and Chief Operating Officer of the Company and the Bank	2011	174,299	—	—	—	49,898	7,804	232,001
	2010	173,396	—	—	—	16,726	7,753	197,875

James S. Thomas	2012	$148,236	$—	$14,880	$—	$3,834	$6,932	$173,882
Executive Vice President and Chief Credit Officer of the Company and the Bank	2011	142,925	—	—	—	21,138	6,763	170,826
	2010	142,077	—	—	—	6,017	6,688	154,782

Ann-Cabell Williams (7)	2012	$122,737	$—	$14,880	$—	$—	$6,002	$143,619
Executive Vice President and Retail Executive of the Company and the Bank

(1)

The amounts in this column reflect the aggregate grant date fair value of the awards, computed in accordance with ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 13 to the Company’s audited financial statements for the year ended December 31, 2012, in the Company’s Annual Report on Form 10-K filed with the SEC on March 29, 2013. On June 29, 2012, the Company granted 34,000 shares of restricted stock to its named executive officers in connection with TARP compliant restricted stock awards. All of these shares are subject to time vesting over a five year period, and generally vest 40% on the second anniversary of the grant date and 20% on each of the third, fourth and fifth anniversaries of the grant date. The value reported for stock awards in 2012 is the grant date fair value for the total of time-vested shares. There were no restricted shares granted in 2011. On December 16, 2010, the Company cancelled 8,000 shares of restricted stock previously awarded to Mr. Shearin on July 1, 2009 because the award did not contain the terms necessary to comply with the TARP executive compensation limits. In conjunction with this cancellation, the Company granted a TARP-compliant restricted stock award to Mr. Shearin in an equal amount of shares and in substantially the same form as previously awarded, with 50% of the award being time-vested shares and 50% performance-based shares. During 2012, all of the performance-based shares granted in 2009 and 2010 were forfeited because the Company’s financial performance for 2011 did not meet pre-specified targets for earnings per share or return on equity compared to the defined peer group. The value reported for the stock award in 2010 is the grant date fair value for the total time-vested shares plus the then expected outcome of performance-based shares. The performance-based expected outcome would have resulted in 1/3rd of actual performance-based shares vesting. If maximum performance had been achieved for 2011, the maximum potential value of the 2010 award would have changed to $30,000 for Mr. Shearin.
2)	No stock options were granted to the named executive officers in 2012, 2011 or 2010.
3)	Includes the change in actuarial present value of the executive’s accumulated benefit in the qualified defined benefit pension plan, and for Mr. Shearin only, also includes the change in his balance in the nonqualified supplemental executive retirement plan. All changes in values are based on reports from independent advisors, using the assumptions described in the “Pension Plan” and “Supplemental Executive Retirement Plan” sections of this Proxy Statement.
4)	In 2012 for Mr. Shearin, $4,961 represents the change in pension value and $90,522 reflects the increase in his accumulated benefit under the supplemental executive retirement plan. In 2011 for Mr. Shearin, $58,875 represents the change in pension value and $67,683 reflects the increase in his accumulated benefit under the supplemental executive retirement plan. In 2010 for Mr. Shearin, $39,717 represents the change in pension value and $59,744 reflects the increase in his accumulated benefit under the supplemental executive retirement plan. No other members of executive management currently participate in the supplemental executive retirement plan.
5)	All Other Compensation includes the Company’s 401(k) match for 2012, 2011 and 2010. The value of perquisites for each executive does not exceed $10,000, and therefore are not reported in this table.
6)	Mr. Sothen joined the Company on June 7, 2010 but was not a named executive officer of the Company for 2010. Accordingly, only compensation information for 2012 and 2011 is presented for Mr. Sothen. Mr. Sothen became Chief Financial Officer of the Company as of September 15, 2011.
7)	Ms. Williams joined the Company on July 4, 2011 but was not a named executive officer of the Company for 2011. Accordingly, only compensation information for 2012 is presented for Ms. Williams.

Stock Incentive Plans

The Company’s 2003 Stock Incentive Plan and 2007 Equity Compensation Plan provide for the granting of both incentive and non-qualified stock options and restricted stock awards to executive officers, key employees and directors of the Company and its subsidiaries. The terms of these plans were disclosed in the Company’s 2003 Proxy Statement for the 2003 Stock Incentive Plan as filed with the SEC on March 24, 2003 and the 2007 Proxy Statement for the 2007 Equity Compensation Plan as filed with the SEC on March 21, 2007.

Grants of Plan-Based Awards

The following table presents information regarding possible payouts to each of the named executive officers under the Company’s annual cash bonus program for 2012. The Company did not make any option grants during 2012, but did grant 34,000 shares of restricted stock under the 2007 Plan to our named executive officers during 2012.

Grants of Plan-Based Awards – 2012
			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (1)
Name	Grant Date	Approval Date (2)	Threshold ($)	Target ($)	Maximum ($)	All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards ($) (3)
Joe A. Shearin	—	—	—	—	—	—	—
	6/29/12	3/12/12	—	—	—	12,000	$44,640
J. Adam Sothen	—	—	—	$25,400	$31,750	—	—
	6/29/12	3/12/12	—	—	—	4,000	$14,880
Joseph H. James, Jr.	—	—	—	$34,671	$43,339	—	—
	6/29/12	3/12/12	—	—	—	6,000	$22,320
James S. Thomas	—	—	—	$30,000	$37,500	—	—
	6/29/12	3/12/12	—	—	—	4,000	$14,880
Ann-Cabell Williams	—	—	—	$26,000	$32,500	—	—
	6/29/12	3/12/12	—	—	—	4,000	$14,880

(1)	Each of the named executive officers, other than Mr. Shearin, was eligible to receive a cash bonus award for 2012 under the annual bonus program discussed on page 29. The amounts shown in these columns reflect the target payments under the awards, which was 20% of the individual’s base salary as of January 1, 2012, and the maximum possible payment under the awards, which was 25% of the individual’s base salary as of January 1, 2012. There are no threshold payments under this program. As discussed on page 31, even though the named executive officers would have received some amount of bonus under this program based on 2012 performance, the Committee in the exercise of its discretion did not pay any bonuses under the program for 2012.
(2)	The Compensation Committee approved the grants on March 12, 2012, with a grant date of June 29, 2012.
(3)	The amounts in this column reflect the grant date fair value of the time-based restricted stock granted under the 2007 Equity Compensation Plan, computed in accordance with ASC Topic 718.

Outstanding Equity Awards at December 31, 2012

The following table indicates outstanding equity awards held by the named executive officers as of December 31, 2012.

		Outstanding Equity Awards at December 31, 2012
		Option Awards			Stock Awards
							Equity Incentive Plan Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (1)	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (2)	Market Value of Shares or Units of Stock That Have Not Vested (3)	Number of Unearned Shares, Units or Other Rights That Have Not Vested	Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Joe A. Shearin	9/15/2003	3,165	$28.60	9/15/2013
	7/1/2004	4,000	19.915	7/1/2014
	7/1/2005	4,862	20.565	7/1/2015
	10/1/2006	4,725	21.16	10/1/2016
	12/16/2010				1,600	$8,640
	6/29/2012				12,000	$64,800

J. Adam Sothen	6/29/2012				4,000	$21,600

Joseph H. James, Jr.	9/15/2003	1,300	$28.60	9/15/2013
	7/1/2004	2,000	19.915	7/1/2014
	7/1/2005	3,000	20.565	7/1/2015
	10/1/2006	3,500	21.16	10/1/2016
	7/1/2009				800	$4,320
	6/29/2012				6,000	$32,400

James S. Thomas	7/1/2004	1,000	$19.915	7/1/2014
	7/1/2005	2,500	20.565	7/1/2015
	10/1/2006	3,500	21.16	10/1/2016
	7/1/2009				600	$3,240
	6/29/2012				4,000	$21,600

Ann-Cabell Williams	6/29/2012				4,000	$21,600

(1)	All option grants vested four years after the date of grant.
(2)	There are 1,400 shares remaining from the 2009 restricted stock awards that vest ratably (50% per year) over the next two years beginning June 30, 2013. There are 1,600 shares remaining from the 2010 restricted stock award for Mr. Shearin. These shares will vest according to the following schedule: 50% or 800 shares will vest on June 30, 2013 and 50% or 800 shares will vest on June 30, 2014. There are 30,000 shares remaining from the 2012 restricted stock award. These shares will vest according to the following schedule: 40% or 12,000 shares will vest on June 29, 2014, 20% or 6,000 shares will vest on June 29, 2015, 20% or 6,000 shares will vest on June 29, 2016 and 20% or 6,000 shares will vest on June 29, 2017.
(3)	The market value of restricted stock is based on the $5.40 closing price of a share of our common stock as reported on the NASDAQ Global Market on December 31, 2012.

Option Exercises and Stock Vested

The following table presents information regarding restricted stock that vested during 2012 for each of our named executive officers. None of the named executive officers exercised stock options during 2012.

Option Exercises and Stock Vested for 2012

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#) (1)	Value Realized on Vesting ($) (2)
Joe A. Shearin	—	$—	2,900	$14,485
J. Adam Sothen	—	$—	—	$—
Joseph H. James, Jr.	—	$—	600	$2,482
James S. Thomas	—	$—	500	$2,110
Ann-Cabell Williams	—	$—	—	$—

(1)	Represents the gross number of restricted shares that vested during 2012, without taking into account any shares that may have been surrendered or withheld to satisfy applicable tax obligations.
(2)	Value realized is the gross number of shares that vested multiplied by the closing price of a share of our common stock as reported on the NASDAQ Global Market on the date of vesting.

Equity Compensation Plans

The following table summarizes information as of December 31, 2012, relating to our 2003 Stock Incentive Plan and our 2007 Equity Compensation Plan, pursuant to which grants, restricted stock awards or options to acquire shares of common stock may be granted from time to time.

Plan Category	Number of Securities to Be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (1)
Equity Compensation Plans
Approved by Shareholders:

2003 Stock Incentive Plan (2)	182,362	$20.08	133,393

2007 Equity Compensation Plan (3)			366,000
Equity Compensation Plans Not
Approved by Shareholders (4)

Total	182,362	$20.08	499,393

(1)	Amounts exclude any securities to be issued upon exercise of outstanding options.
(2)	The 2003 Stock Incentive Plan, amending and restating the 2000 Stock Option Plan, permits grants of stock options, stock appreciation rights, common stock, restricted stock and phantom stock up to 400,000 shares and includes outstanding grants under the 2000 Stock Option Plan.
(3)	The 2007 Equity Compensation Plan permits grants of stock options, stock appreciation rights, common stock, restricted stock, performance shares, incentive awards and stock units up to 400,000 shares.
(4)	The Company does not have any equity compensation plans that have not been approved by shareholders.

Pension Plan

The Company had a pension plan provided through the Virginia Bankers Association Insurance Trust. Until December 31, 2011, the plan was a defined benefit pension plan, and benefits were based on an employee’s final five year average salary at the time of retirement, normally at age 65. All active, full-time employees of the Company and its subsidiaries were eligible to participate in the plan through December 31, 2007 at age 21 with one year of service. Employees did not contribute to the plan, and a participant became 100% vested upon completion of five years of service. Employees of predecessor Hanover Bank as well as EVB Investments, Inc. became eligible to participate in the plan as of October 1, 2003. Directors who were full-time employees were eligible for participation. The Company amended the pension plan on January 28, 2008. Under the terms of the amended plan, balances under the plan were frozen on December 31, 2007 for all plan participants except that participants who were then age 55 or greater or had at least 10 years of service with the Company on October 1, 2007 would remain in the existing plan and receive future contributions. Balances for Messrs. Shearin, James and Thomas were frozen as of December 31, 2007. The plan was further amended February 28, 2011 to freeze the plan with no additional contributions for grandfathered participants. Benefits for all participants have remained frozen in the plan since such action was taken. Effective January 1, 2012, the plan was converted to a cash balance plan. Under a cash balance plan, participant benefits are stated as an account balance. An opening account balance was established for each plan participant based on the lump sum value of his or her accrued benefit as of December 31, 2011 in the original defined benefit pension plan. Each participant’s account will be credited with an “interest” credit each year. The interest rate for each year is determined as the average annual interest rate on the 2 year U.S. Treasury securities for the month of December preceding the plan year. The present value of the accumulated benefit as listed below was calculated by our pension actuaries Sageview Consulting Group, LLC based on the assumptions listed below:

1.	Annuity Conversion of 2.07% for First Segment (5 yrs), 4.45% for Second Segment (15 yrs) and 5.24% for Third Segment (after 20 yrs)

2.	IRS Applicable Mortality as described in IRS Notice 2008-85

The actuarial benefits for the named executive officers as of December 31, 2012 are presented in the table below:

Pension Benefits – Fiscal Year 2012

Name	Plan Name		Number of Years Credited Service (#) (1)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)

Joe A. Shearin		*	6	231,091	—
J. Adam Sothen		*	—	—	—

Joseph H. James, Jr.		*	7	186,374	—

James S. Thomas		*	4	92,139	—
Ann-Cabell Williams		*	—	—	—

*	VBA Master Defined Benefit Plan for Eastern Virginia Bankshares, Inc.
(1)	Named executive officers had their service years frozen at 2007 year end. Mr. Sothen and Ms. Williams are not eligible to participate in the plan.

Supplemental Executive Retirement Plan

Effective January 1, 2008, we adopted a supplemental executive retirement plan, which currently covers Mr. Shearin as its only participant, as his retirement benefit from other sources is projected to fall short of our goal of ensuring retirement income approximating 70% of pre-retirement income for our executive officers. The plan provides for a benefit at age 67 of $155,000. Full vesting occurs only at age 67, with partial vesting of approximately 5% for each year of service after age 52. Benefits are payable monthly for 15 years. There is no pre-retirement death benefit, but a beneficiary can be named to receive the remaining payments for the 15-year period after benefits have commenced.

The table below shows the accumulated benefit as of December 31, 2012 for the named executive officer under the supplemental executive retirement plan in effect at such time.

Pension Benefits – Fiscal Year 2012

Name	Plan Name		Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)

Joe A. Shearin		*	5	316,457	—

*	Eastern Virginia Bankshares, Inc. Supplemental Executive Retirement Plan.

Potential Payments Upon Termination or Change in Control

Shown below are the estimated amounts which would have been payable under the three employment agreements in effect at December 31, 2012 if the executives’ employment had terminated (i) other than for cause and (ii) following a change in control as of December 31, 2012. Our employment contracts do not provide benefits upon voluntary termination, death, disability or change in control other than as disclosed below. We do provide non-discriminatory life insurance benefits and provide disability coverage that employees can purchase at a group rate. Payment for termination without cause or the employee resigns for good reason would be paid at the rate of one-twelfth (1/12) of base salary in each month for the remainder of the term of the agreement, which for Mr. Shearin is three years and for Messrs. James and Thomas could be up to one year. If employment is terminated without cause or the employee resigns for good reason within one year after a change in control, the amount payable (299% annualized cash compensation) will be paid in a lump sum on or prior to the last day of employment or, at the employee’s option, in equal monthly installments for the remainder of the term of the agreement. The Board of Directors and Compensation Committee, as applicable, have concluded that these payments are appropriate based on an evaluation of what is appropriate in the community banking industry with particular focus on competitor banking companies in Virginia. Potential payments upon termination or change in control do not influence decisions regarding any element of compensation. There are material conditions and obligations applicable to payments upon termination or change in control as outlined under “Executive Compensation”. The severance and change in control payments discussed above are limited by TARP Regulations. These limitations will only apply so long as the Treasury’s investment in our preferred stock remains outstanding. The severance and change in control payments are also limited by the restrictions on severance and other termination-related payments to which we are subject while the Written Agreement is in place, and limited by applicable federal banking regulations. For additional information regarding employment agreements, see “Executive Compensation” above.

Also shown below are the estimated values of the accelerated vesting of restricted stock that would occur under the named executive officers’ employment agreements or under the terms of the restricted stock awards upon certain termination events or a change in control, based on the closing price of a share of our common stock ($5.40) as reported on the NASDAQ Global Market on December 31, 2012. No values are provided for accelerated vesting of options, because all options held by the named executive officers at December 31, 2012 were already vested.

Potential Payments Upon Termination or Change in Control Table (1)

Name	Benefit	Termination Without Cause or for Good Reason	After Change in Control Termination Without Cause or for Good Reason
Joe A. Shearin	Post termination compensation (2)	$933,489	$911,681

	Early vesting of restricted stock	—	73,440

	Early vesting of stock options (4)	—	—

		$933,489	$985,121

J. Adam Sothen (3)	Post termination compensation	$—	$—

	Early vesting of restricted stock	—	21,600

	Early vesting of stock options	—	—

		$—	$21,600

Joseph H. James, Jr.	Post termination compensation	$178,556	$472,868

	Early vesting of restricted stock	—	36,720

	Early vesting of stock options (4)	—	—

		$178,556	$509,588

James S. Thomas	Post termination compensation	$154,500	$374,802

	Early vesting of restricted stock	—	24,840

	Early vesting of stock options (4)	—	—

		$154,500	$399,642

Ann-Cabell Williams (3)	Post termination compensation	$—	$—

	Early vesting of restricted stock	—	21,600

	Early vesting of stock options	—	—

		$—	$21,600

(1)	As noted above, certain of the benefits and payments reflected in this table are limited during the TARP period or while the Written Agreement is in place, or otherwise limited by federal banking regulations, and therefore may not have been payable to the executive officer as of December 31, 2012.
(2)	In addition to the post termination compensation shown, if Mr. Shearin’s employment terminates without cause or for good reason without a change in control, Mr. Shearin will be entitled to receive continuing health insurance benefits for himself and his dependents for the shorter of the remainder of the then current term of his agreement or the period for which he would be entitled to COBRA benefits, in either case with such premiums paid by the Company. Also in addition to the post termination compensation shown, Mr. Shearin will be entitled to receive out-placement services for up to two years paid for by the Company up to a total of $10,000.
(3)	Mr. Sothen and Ms. Williams do not have employment agreements with the Company or any unvested options as of December 31, 2012.
(4)	Messrs. Shearin, James, Jr. and Thomas did not have any unvested options as of December 31, 2012.

PROPOSAL FOUR

ADVISORY, NON-BINDING VOTE TO APPROVE EXECUTIVE COMPENSATION

The EESA, as subsequently amended by the ARRA, includes a provision requiring that Capital Purchase Program participants, such as the Company, provide a separate advisory shareholder vote at each annual meeting of shareholders held during the TARP period to approve the compensation of the named executive officers as disclosed pursuant to the compensation rules of the SEC. The shareholder vote (i) is not binding on the Board of Directors of the Company, (ii) may not be construed as overriding any decision by the participant’s Board of Directors, and (iii) does not create or imply any additional fiduciary duty by such Board. As noted earlier, the Compensation Committee will however, take into account the outcome of the vote when considering future executive compensation arrangements.

Accordingly, our shareholders are hereby given the opportunity to cast an advisory vote to approve the Company’s named executive officer compensation as described above in this Proxy Statement under the heading “Compensation Discussion and Analysis” and the tabular disclosure regarding named executive officer compensation and the related narrative.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” ADVISORY APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

Certain Relationships and Related Transactions

Some of the directors and officers of the Company are at present, as in the past, customers of the Bank, and the Bank has had, and expects to have in the future, banking transactions in the ordinary course of its business with directors, officers, principal shareholders and their associates. These transactions have been, and in the future will be made, on substantially the same terms, including interest rates on deposits and interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with parties not related to the Company or the Bank. These transactions do not involve more than the normal risk of collectibility or present other unfavorable features. Loans to related parties are approved by the Bank’s board of directors with the related party (or any director with a material interest in the related party) not present. The aggregate balance of loans to directors and executive officers of the Company and Bank totaled $9.3 million at December 31, 2012, or 9.4% of the Company’s equity capital at that date.

For additional information about other transactions between the Company or the Bank and directors or entities in which a director has an interest, please see “Independence of the Directors” beginning on page 10 of this Proxy Statement.

There were no other transactions during 2012 between the Company’s directors or officers and the Company or the Bank, nor are there any proposed transactions in which the amount involved exceeds $120,000. Additionally, there are no legal proceedings to which any director, officer or principal shareholder, or any affiliate thereof is a party that are adverse to the Company or any of its subsidiaries or involve a material interest adverse to the Company or any of its subsidiaries.

The Board of Directors and the Company are committed to maintaining the highest legal and ethical conduct while fulfilling their responsibilities, and recognize that certain related party transactions can present potential or actual conflicts of interest and create the appearance that decisions are based on considerations other than the best interests of the Company and its shareholders. Accordingly, as a general matter, it is the Company’s preference to avoid related party transactions. Nevertheless, the Company recognizes that there are situations where related party transactions may be in, or may not be inconsistent with, the best interests of the Company and its shareholders, including but not limited to situations where the Company may obtain products or services of a nature, quantity or quality, or on other terms, that are not readily available from alternative sources or when the Company provides products or services to Related Parties on an arm’s length basis on terms comparable to those provided to unrelated third parties or on terms comparable to those provided to employees generally.

Related Parties include directors, director nominees, executive officers, shareholders known to own 5% or more of the Company’s voting stock, immediate family members of these persons, or any entity owned or controlled by these persons.

To the extent required under SEC rules, any transactions with a related party exceeding $120,000 that are determined to be directly or indirectly material to the related party are disclosed in the Company’s proxy statements. The Audit and Risk Oversight Committee reviews any related party transaction, except for extensions of credit, which are reviewed and approved through the Bank’s Regulation O loan review processes. Any member of the Audit and Risk Oversight Committee who is a related party with respect to a transaction under review by the Committee does not participate in the deliberations or vote on such transaction.

PROPOSAL FIVE

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTANT

The Audit and Risk Oversight Committee has appointed Yount, Hyde & Barbour, P.C. (“YHB”) as the Company’s independent registered public accountant for the fiscal year ending December 31, 2013. YHB also served as independent registered public accountant for the fiscal year ended December 31, 2012. In the event that the appointment of YHB is not ratified by shareholders at the Annual Meeting, the Audit and Risk Oversight Committee will consider making a change in the independent registered public accountant for 2014.

Representatives of YHB are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to your questions.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF YOUNT, HYDE & BARBOUR, P.C., AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANT FOR THE FISCAL YEAR ENDING DECEMBER 31, 2013.

AUDIT INFORMATION

Fees of Independent Registered Public Accounting Firm

The following table presents the fees billed for professional audit services rendered by Yount, Hyde & Barbour, P.C. for the audit of the Company’s annual financial statements for the years ended December 31, 2012 and 2011, and fees billed for other services rendered by Yount, Hyde & Barbour, P.C. during those periods.

Independent Public Accountants’ Fees

	2012		2011
	Fees	Percentage	Fees	Percentage

Audit fees (1)	$141,525	94.1%	$137,400	93.0%

Audit-related fees (2)	—	0.0%	1,850	1.2%

Tax fees (3)	8,800	5.9%	8,550	5.8%

All other fees	—	0.0%	—	0.0%

	$150,325	100.0%	$147,800	100.0%

(1)	Audit fees consist of fees paid for audit and review services, consents, report and attestation on internal control over financial reporting and review of documents filed with the SEC.
(2)	Audit-related fees consist of fees paid for consultation concerning financial accounting and reporting standards.
(3)	Tax fees consist of fees paid for preparation of federal and state income tax returns, and consultation regarding tax compliance issues.

Pre-Approved Services

All of the audit services and non-audit services that were rendered by Yount, Hyde & Barbour, P.C. were pre-approved by the Audit and Risk Oversight Committee, which concluded that the provision of such services by Yount, Hyde & Barbour, P.C. was compatible with the maintenance of that firm’s independence in the conduct of their auditing functions. Although the Audit and Risk Oversight Committee does not maintain a formal policy for the pre-approval of audit and non-audit services, the Audit and Risk Oversight Committee generally pre-approves such services as part of the committee’s approval of the scope of the engagement of the independent registered public accountant. If any non-audit services are desired that were not so pre-approved, the Audit and Risk Oversight Committee generally pre-approves these services as necessary on a case-by-case basis.

Report of the Audit and Risk Oversight Committee

The following Report of the Audit and Risk Oversight Committee shall not be deemed to be soliciting material or to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Report therein, and shall not otherwise be deemed filed under such Acts.

The Audit and Risk Oversight Committee of the Company consists entirely of directors who meet the independence and financial expertise requirements of the NASDAQ listing standards and SEC rules. The Audit and Risk Oversight Committee is composed of Leslie E. Taylor, CPA (Chairman), W. Gerald Cox, Ira C. Harris, Ph.D., CPA, Charles R. Revere and Howard R. Straughan, Jr. The Audit and Risk Oversight Committee operates under a written Charter adopted by the Board of Directors.

The Audit and Risk Oversight Committee is responsible for overseeing the Company’s financial reporting process on behalf of the Board of Directors. Management of the Company has the primary responsibility for the Company’s financial reporting process, principles and internal controls as well as preparation of its financial statements. The Company’s independent auditor is responsible for performing an audit of the Company’s financial statements and expressing an opinion as to the conformity of such financial statements with accounting principles generally accepted in the United States of America.

The Board of Directors has determined that Audit and Risk Oversight Committee Chairman Leslie E. Taylor, CPA, fulfills the applicable standard as an independent financial expert serving on the Audit and Risk Oversight Committee.

The Audit and Risk Oversight Committee met a total of eight times during 2012. During the course of those meetings, the Audit and Risk Oversight Committee:

1.	Reviewed and discussed with management and the independent auditor the audited financial statements for the year ended December 31, 2012.

2.	Discussed with the independent auditor the independent auditor’s independence from the Company, including the provision of tax and other non-audit services to the Company and the matters required to be discussed by Statement of Auditing Standards No. 61, as amended, (AICPA, Professional Standards Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, and has concluded that the independent auditor is independent from the Company and its management.

3.	Reviewed with the independent auditor the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit and Risk Oversight Committee concerning independence.

4.	Reviewed and discussed with the independent auditor the overall scope and plans for their respective audits.

5.	Discussed with the Company’s internal auditor the scope and plans for their internal audit work, and received and discussed regular reports on the status of the audit work completed.

6.	Reviewed Internal Audit services provided by the firm of Fowler and Associates on an outsourced basis for the year 2012.

7.	Discussed with management, the independent auditor and the Company’s internal auditor the adequacy of the system of internal controls.

8.	Received regular updates on the status of the Company’s on-going compliance with Section 404 of the Sarbanes-Oxley Act of 2002.

9.	Monitored on-going “whistleblower” procedures in compliance with Section 301 of the Sarbanes-Oxley Act of 2002.

10.	Provided Board oversight over the establishment of comprehensive risk management programs throughout the organization.

11.	Maintained a direct reporting relationship with the Chief Risk Officer of the Company, and received status reports at each meeting related to other on-going risk management activities within the organization, including but not limited to: internal control self-assessment, credit review, compliance, and regulatory activities within the organization, including those in connection with the Written Agreement.

Based on the reviews and discussions referred to above, the Audit and Risk Oversight Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, for filing with the SEC. By recommending to the Board of Directors that the audited financial statements be so included, the Audit and Risk Oversight Committee is not opining on the accuracy, completeness or presentation of the information contained in the audited financial statements.

The Audit and Risk Oversight Committee

Leslie E. Taylor, CPA, Chairman

W. Gerald Cox

Ira C. Harris, Ph.D., CPA

Charles R. Revere

Howard R. Straughan, Jr.

PROPOSAL SIX

ADJOURNMENT OR POSTPONEMENT OF THE ANNUAL MEETING

If there are not sufficient votes at the time of the Annual Meeting to approve any of the proposals to be considered at the Annual Meeting, the Company may propose to adjourn or postpone the Annual Meeting in order to permit the further solicitation of proxies. In order to allow proxies that have been received at the time of the Annual Meeting to be voted for an adjournment or postponement, if necessary or appropriate, the Board of Directors is submitting to shareholders as a separate proposal approval of such an adjournment or postponement. If it is necessary to adjourn or postpone the Annual Meeting and the Annual Meeting is adjourned or postponed for less than 120 days, no notice of such adjourned or postponed meeting is required to be given to the Company’s shareholders other than by announcement at the Annual Meeting prior to such adjournment at which adjournment or postponement is taken.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL, IF NECESSARY OR APPROPRIATE, TO ADJOURN OR POSTPONE THE ANNUAL MEETING TO SOLICIT ADDITIONAL PROXIES.

SHAREHOLDER PROPOSALS FOR THE 2014 ANNUAL MEETING OF SHAREHOLDERS

The Company presently anticipates holding the 2014 annual meeting of shareholders on Thursday, May 15, 2014. Under Rule 14a-8 of Regulation 14A of the SEC, any shareholder desiring to make a proposal to be acted upon at the 2014 annual meeting of shareholders must cause such proposal to be received, in proper form, at the Company’s principal executive offices at P. O. Box 1455, 330 Hospital Road, Tappahannock, Virginia 22560, no later than December 27, 2013, in order for the proposal to be considered for inclusion in the Company’s Proxy Statement for that meeting.

The Company’s bylaws also prescribe the procedure a shareholder must follow to nominate directors or to bring other business before shareholders’ meetings outside of the Rule 14a-8 process. For a shareholder to nominate a candidate for director at the 2014 annual meeting of shareholders, or for a shareholder to bring other business before the 2014 annual meeting of shareholders, notice of nomination or business for the 2014 annual meeting must be received by the Secretary of the Company not less than 120 days and not more than 180 days prior to the anniversary of the 2013 annual meeting, provided that the date of the 2014 annual meeting is within 30 days of such anniversary date. The notice must describe various matters regarding the nominee and the shareholder giving the notice as specified by the Company’s bylaws, or the proposed business, the reasons therefor, and other matters as specified by the Company’s bylaws, as applicable. If the date of the 2014 annual meeting is more than 30 days before or after the anniversary date of the 2013 annual meeting, a shareholder’s notice of nomination or business for the 2014 annual meeting must be received by the Secretary of the Company not less than 120 days and not more than 180 days prior to the 2014 annual meeting, or by the tenth day following the public announcement of the date of the 2014 annual meeting.

Any shareholder may obtain a copy of the Company’s bylaws, without charge, upon written request to the Secretary of the Company, whose address is P.O. Box 1455, 330 Hospital Road, Tappahannock, Virginia 22560. Based upon an anticipated date of May 15, 2014 for the 2014 annual meeting of shareholders, the Company must receive any notice of nomination or other business no later than February 4, 2014 and no earlier than December 6, 2013. The proxy solicited by the Board of Directors for the 2014 Annual Meeting will confer discretionary authority to vote on any shareholder proposal presented at the meeting if the Company has not received notice of such proposal by February 4, 2014.

OTHER MATTERS AND INFORMATION INCORPORATED BY REFERENCE

THE COMPANY’S 2012 ANNUAL REPORT TO SHAREHOLDERS (THE “ANNUAL REPORT”), WHICH INCLUDES A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2012 (THE “2012 FORM 10-K”), AND THE COMPANY’S FINANCIAL STATEMENTS AS FILED WITH THE SEC, IS BEING MAILED TO SHAREHOLDERS WITH THIS PROXY STATEMENT. A COPY OF THE 2012 FORM 10-K FILED WITH THE SEC, INCLUDING A LIST OF ALL ITS EXHIBITS, MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO THE CORPORATE SECRETARY, WHOSE ADDRESS IS P.O. BOX 1455, 330 HOSPITAL ROAD, TAPPAHANNOCK, VIRGINIA 22560. EXHIBITS TO THE 2012 FORM 10-K ARE AVAILABLE FOR A REASONABLE FEE. EXCEPT TO THE EXTENT INCORPORATED HEREIN BY REFERENCE FROM THE 2012 FORM 10-K, THE ANNUAL REPORT IS NOT PART OF THE PROXY SOLICITATION MATERIAL.

The SEC allows the Company to “incorporate by reference” information that we file with it, which means that we can disclose important information to shareholders by referring to other documents filed with the SEC. The information incorporated by reference is considered to be a part of this Proxy Statement. The Company incorporates by reference into this Proxy Statement the Company’s 2012 Form 10-K , which is included in the Company’s Annual Report, and includes Item 6, Selected Financial Data; Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations; Item 7A, Quantitative and Qualitative Disclosures About Market Risk; Item 8, Financial Statements and Supplementary Data; and Item 9, Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

APPENDIX A

Form of Purchase Agreement Entered Into with

Each of Castle Creek and GCP Capital

SECURITIES PURCHASE AGREEMENT1

dated as of March 26, 2013

between

EASTERN VIRGINIA BANKSHARES, INC.

and

[                                         ]

[1]	This form of securities purchase agreement is a composite of two forms of agreement, referred to herein as “Form A” and “Form B”. Differences between Form A and Form B are noted in bracketed text. Eastern Virginia Bankshares, Inc. (the “Company”) entered into securities purchase agreements with Castle Creek Capital Partners IV, LP using Form A and with GCP III EVB LLC using Form B.

A - i

LIST OF EXHIBITS

Exhibit A:	Form of Opinion of Company Counsel

Exhibit B:	Form of Officer’s Certificate of the Company

Exhibit C:	Form of Secretary’s Certificate of the Company

Exhibit D:	Form of Passivity Commitment

Exhibit E:	Form of Preferred Stock Articles of Amendment

Exhibit F:	[FORM A: Reserved][FORM B: Form of Venture Capital Operating Company Letter]

Exhibit G:	Form of Officer’s Certificate of the Investor

Exhibit H:	Form of Support Agreement

Exhibit I:	Form of Transaction Shareholder Proposal

Exhibit J:	Form of Board Size Shareholder Proposal

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SECURITIES PURCHASE AGREEMENT, dated as of March 26, 2013 (this “Agreement”), between Eastern Virginia Bankshares, Inc., a Virginia corporation (the “Company”), and [                    ] (the “Investor”).

RECITALS:

A. The Investment. The Company intends to sell to the Investor, and the Investor intends to purchase from the Company, as an investment in the Company, the securities as described herein. The securities to be purchased at the Closing are shares of (i) common stock, $2.00 par value per share, of the Company (“Common Stock”) and (ii) a newly-issued series of non-voting mandatorily convertible non-cumulative preferred stock, series B, $2.00 par value per share, of the Company (the “Series B Preferred Stock”) which shall be convertible into shares of Common Stock pursuant to their terms. The number of shares of Common Stock (the “Purchased Common Shares”) and the number of shares of Series B Preferred Stock (the “Purchased Preferred Shares” and, together with the Purchased Common Shares, the “Purchased Shares”) to be purchased by the Investor hereunder are set forth on the signature page hereto. The purchase of the Purchased Shares shall not cause the Investor, together with any other person whose Beneficial Ownership (as defined in Section 6.9(10)) of Company securities would be aggregated with the Investor’s Beneficial Ownership of Company securities for purposes of any bank regulation or law, to collectively own, control or have the power to vote, as of the Closing Date (as defined in Section 1.2), more than 9.9% of the Common Stock or more than 33.3% of the Company’s total equity outstanding.

B. Additional Private Placements. Concurrently with the investment contemplated herein, the Company has agreed to sell shares of Common Stock and Series B Preferred Stock in private placements (the “Other Private Placements”) to other investors (the “Other Investors”) under separate securities purchase agreements (the “Other Securities Purchase Agreements”), with the closing of such transactions to occur simultaneously with the closing of this transaction.

C. Transaction Documents. The term “Transaction Documents” refers collectively to this Agreement and the Other Securities Purchase Agreements.

D. Placement Agent. The Company has engaged Keefe, Bruyette & Woods, Inc. as its exclusive placement agent (the “Placement Agent”) for the offering of securities pursuant to this Agreement and the Other Securities Purchase Agreements.

E. Rights Offering. As promptly as reasonably practicable following the date of this Agreement, the Company will commence the Rights Offering (as defined in Section 5.17(a)) in which the Company will distribute to Legacy Shareholders (as defined in Section 5.17(a)), at no charge, non-transferable subscription rights to purchase shares of Common Stock as set forth in Section 5.17 at a price per share of $4.55 (the “Per Share Rights Purchase Price”).

NOW, THEREFORE, in consideration of the premises, and of the representations, warranties, covenants and agreements set forth herein, the parties agree as follows:

ARTICLE I

Purchase; Closings

1.1 Purchase. On the terms and subject to the conditions set forth herein, the Investor will purchase from the Company, and the Company will sell to the Investor, the Purchased Shares as set forth herein.

1.2 Closing.

(a) Purchased Shares. Unless this Agreement has been terminated pursuant to Article IV and subject to the satisfaction or waiver of the conditions to the closing set forth in Section 1.2(b), the closing shall take place, simultaneously with the closing of the Other Private Placements, on the date that is six business days following the day on which the conditions set forth in Section 1.2(b) (other than those that by their nature are to be satisfied at Closing, but subject to the fulfillment or waiver of those conditions) are satisfied or waived, at the offices of Troutman Sanders LLP, counsel to the Company, located at 1001 Haxall Point, Richmond, Virginia 23219, or such other location as agreed by the parties in writing (the “Closing”). The date of the Closing is referred to as the “Closing Date.” Subject to the satisfaction or waiver of the conditions described in Section 1.2(b), at the Closing, the Company will deliver to the Investor the Purchased Shares in certificated form or, with regard to Purchased Common Shares only, in uncertificated book-entry form (pursuant to written instructions provided by the Investor to the Company at least three business days in advance of the Closing Date) against payment by the Investor of $[        ] (the “Purchase Price”) by wire transfer of immediately available United States funds to a bank account designated by the Company. The Purchased Shares, when taken together with the shares of Common Stock into which such Purchased Preferred Shares shall be convertible, are referred to herein as the “Securities.”

(b) Closing Conditions.

(1) The obligation of the Investor to consummate the Closing is subject to the fulfillment (or written waiver by the Investor) prior to or contemporaneously with the Closing of each of the following conditions:

(i) (A) no provision of any applicable law or regulation and no judgment, injunction, order or decree shall prohibit the Closing or shall prohibit or restrict the Investor or its Affiliates (as defined in Section 6.9(2)) from owning or voting any securities of the Company in accordance with the terms thereof and (B) no lawsuit shall have been commenced by any court, administrative agency or commission or other governmental authority or instrumentality, whether federal, state, local or foreign, or any applicable industry self-regulatory organization (each, a “Governmental Entity”) seeking to effect any of the foregoing;

(ii) the representations and warranties of the Company set forth in this Agreement shall be true and correct in all respects as of the date hereof and as of the Closing (except (A) to the extent such representations and warranties are made as of a specified date, in which case, subject to clause (B) below, such representations and warranties shall be true and correct in all respects as of such date, and (B) with respect to each of the representations and warranties of the Company in this Agreement (other than Section 2.2(b), Section 2.2(c) (which shall be true and correct in all respects except to a de minimis extent that is addressed to the Investor’s reasonable satisfaction at the Closing pursuant to Section 5.18), Section 2.2(d)(1), Section 2.2(d)(2)(i)(A), Section 2.2(d)(3), Section 2.2(f) (which shall be true and correct in all material respects), Section 2.2(i) (tenth sentence only), Section 2.2(j)(i), Section 2.2(l), Section 2.2(u), Section 2.2(w), Section 2.2(cc), Section 2.2(ff) and Section 2.2(gg) (which shall be true and correct in all material respects) where the failure to be true and correct (without regard to any materiality or Material Adverse Effect (as defined in Section 2.1(b)) qualifications contained therein), individually or in the aggregate, would not be reasonably likely to have a Material Adverse Effect with respect to the Company);

(iii) since the date hereof, there shall not have occurred any circumstance, event, change, development or effect that, individually or in the aggregate, has had or could reasonably be expected to have a Material Adverse Effect on the Company or its wholly-owned banking subsidiary, EVB (the “Bank”);

(iv) the Company shall have performed in all material respects all obligations required to be performed by it at or prior to or contemporaneously with the Closing under this Agreement (except that with respect to obligations that are qualified by materiality, the Company shall have performed such obligations, as so qualified, in all respects);

(v) Troutman Sanders LLP, counsel for the Company, shall have delivered to the Investor their written opinion, dated the Closing Date, as to the matters set forth in Exhibit A hereto, and otherwise in form and substance reasonably satisfactory to the Investor;

(vi) the Company, the Investor and the Other Investors shall have obtained all third party consents and approvals that are material and necessary to consummate the transactions contemplated by the Transaction Documents;

(vii) (A) the Investor shall have received (x) from the Board of Governors of the Federal Reserve System (the “Federal Reserve”), if such Investor is a Lead Investor (as defined in Section 6.9(3)) or Major Investor (as defined in Section 6.9(4)), confirmation, satisfactory in such Investor’s reasonable good faith judgment, from the Federal Reserve to the effect that the purchase of the Securities and the consummation of the Closing and the transactions contemplated by the Transaction Documents will not result in the Investor or any of its Affiliates (i) being deemed in control of the Company for purposes of the Bank Holding Company Act of 1956, as amended (the “BHC Act”), or (ii) otherwise being regulated as a bank holding company within the meaning of the BHC Act, and (y) confirmation, satisfactory in such Investor’s reasonable judgment, from the Virginia Bureau of Financial Institutions (the “BFI”) to the effect that neither the Investor nor any of its Affiliates is a bank holding company for purposes of Chapter 8 of Title 6.2 of the Code of Virginia (the “Virginia Banking Act”) as a result of the purchase of the Securities and the consummation of the Closing and the other transactions contemplated by the Transaction Documents; and otherwise the Company, the Investor and the Other Investors shall have obtained all applicable governmental or regulatory approvals or authorizations of or, to the extent required by applicable law or regulation, consents, approvals or exemptions from bank regulatory authorities, required in connection with the transactions contemplated by the Transaction Documents; and (B) in the event the Investor has the right to nominate a Board Representative (as defined in Section 5.10(f)) hereunder (and has provided notice to the Company prior to the Closing of its exercise of that right), the Investor’s Board Representative shall have been elected and appointed to the board of directors of the Company (the “Board of Directors”) and the Bank Board, as applicable, and the composition of the Board of Directors shall satisfy the independence requirements of the NASDAQ Global Select Market (the “NASDAQ”) and the Federal Reserve.

(viii) following the date hereof, the Company shall not have agreed to enter into or entered into (A) any agreement or transaction in order to raise capital or (B) any transaction that resulted in, or would result in if consummated, a Change in Control (as defined in Section 5.2(b)) of the Company, in each case, other than in connection with the transactions contemplated by the Transaction Documents;

(ix) the Company shall have delivered to the Investor a duly executed Officer’s Certificate in the form set forth in Exhibit B hereto, dated as of the Closing Date;

(x) the Company shall have delivered to the Investor a certificate of the Secretary of the Company, in the form attached hereto as Exhibit C, dated as of the Closing Date;

(xi) the Company shall have delivered to the Investor a Certificate of Good Standing for the Company from the Virginia State Corporation Commission (the “VSCC”) as of a recent date;

(xii) the Common Stock shall continue to be eligible for listing on the NASDAQ;

(xiii) the shares of Common Stock to be issued pursuant to this Agreement shall have been authorized for listing on the NASDAQ or such other market on which the Common Stock is then listed or quoted, subject to official notice of issuance;

(xiv) the Investor shall have received such other documents and certificates as it may reasonably request or as may be required pursuant to this Agreement;

(xv) since the date hereof, there shall not be any action taken, or any law enacted, entered, enforced or deemed applicable, by any Governmental Entity, whether in connection with the consents of any Governmental Entity specified in Section 1.2(b)(1)(vii) or otherwise, which imposes any new restriction or condition on the Company or the Company Subsidiaries (as defined in Section 2.2(b)) or the Investor or any of its Affiliates (other than such restrictions as are described in the passivity or anti-association commitments, if any, required to be entered into by the Investor and/or any such Affiliate in connection with the transactions contemplated hereby, provided that such passivity or anti-association commitments are not more restrictive in any material respect than those contained in the form attached hereto as Exhibit D) which is materially burdensome on the Company’s business following the Closing or on the Investor (or any of its Affiliates), as applicable, or would reduce the economic benefits of the transactions contemplated by this Agreement to the Investor to such a degree that the Investor would not have entered into this Agreement had such condition or restriction been known to it at the date hereof (any such condition or restriction, a “Burdensome Condition”); and, for the avoidance of doubt, any requirement to disclose any Investor Confidential Information (as defined in Section 3.1(a)) shall be deemed a Burdensome Condition unless otherwise determined by such Investor in its sole discretion;

(xvi) the Company shall have filed with the VSCC (and the VSCC shall have issued a certificate of amendment evidencing the effectiveness of) articles of amendment to the Company’s Articles of Incorporation, substantially in the form attached hereto as Exhibit E (the “Preferred Stock Articles of Amendment”), setting forth the terms of the Series B Preferred Stock;

(xvii) the Board of Directors shall have approved and adopted a tax benefits preservation plan (a “Rights Plan”) under which the issuance of rights is based on an ownership threshold of more than 4.9% of the outstanding Common Stock calculated based on direct ownership and “constructive ownership” pursuant to Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”), and any final, proposed or temporary regulation of the U.S. Treasury promulgated thereunder (such ownership, “Economic Ownership”), the Company shall have implemented the Rights Plan, and the related rights shall have been issued to shareholders of the Company (and for the avoidance of doubt, the Investor shall receive the preferred share purchase rights issuable under the Rights Plan with respect to the Purchased Common Shares and the shares of Common Stock for which the Series B Preferred Stock is convertible; provided however, that if (i) all other closing conditions in this Section 1.2(b)(1) have been satisfied or waived by the Investor and (ii) the Company has not received confirmation, satisfactory in the Company’s reasonable good faith judgment, from the Federal Reserve that the Federal Reserve does not object to the Company’s approval, adoption and implementation of the Rights Plan, this condition shall be deemed to have been satisfied;

(xviii) the Company shall receive gross proceeds from the sale of securities of an aggregate amount not less than $45 million, contemporaneously with the Closing, from the Investor and the Other Investors as contemplated by this Agreement and from the Other Private Placements, respectively; the price per share of Common Stock or of Series B Preferred Stock sold in the Other Private Placements shall be no less than the per share purchase price hereunder; and the other terms and conditions of this Agreement shall be no less favorable to the Investor than the terms and conditions of the Other Private Placements except as noted in Section 2.2(aa);

(xix) subject to the Investor’s execution of a reliance letter to KPMG LLP pursuant to which the Investor shall reasonably agree to KPMG’s standard terms and conditions (forms of which have previously been provided to the Investor), the Investor shall have received from KPMG LLP express permission to rely on a written opinion from KPMG LLP to the Company to the effect that, based on the most current information available prior to the Closing Date as provided by the Company to KPMG LLP, there has not been, and the transactions contemplated by this Agreement should not cause an “ownership change” within the meaning of Section 382 of the Code during the analysis period covered by such written opinion;

(xx) after the Closing and the consummation of the transactions contemplated by this Agreement and the Other Securities Purchase Agreements, (A) the Bank shall be “well capitalized” as defined in 12 C.F.R. § 325.103(b)(1); (B) the Company shall be “well capitalized” as defined in 12 C.F.R. §§ 225.2(r); (C) the Company and the Bank shall meet or exceed all specific quantitative capital requirements stated in any written agreement, order, understanding or undertaking with the Federal Reserve or the BFI, as applicable; (D) the Series B Preferred Stock shall qualify as unrestricted Tier 1 capital pursuant to the Capital Adequacy Guidelines for Bank Holding Companies, 12 C.F.R. Part 225, Appendix A; and (E) the Company’s capital structure will otherwise comply with the “predominance” of voting common equity provisions of 12 C.F.R. Part 225, Appendix A;

(xxi) [FORM A: the Company, if requested by the Investor, shall have executed and delivered a venture capital operating company letter in customary form reasonably satisfactory to the Company and the Investor][FORM B: the Company shall have executed and delivered the Venture Capital Operating Company letter in substantially the form attached hereto as Exhibit F];

(xxii) as of the end of the month immediately prior to Closing, total nonperforming assets shall not have increased more than 33% over total nonperforming assets as of September 30, 2012 as disclosed in the Company 10-Q (as defined in Section 2.2(f));

(xxiii) the Company shall have prepared and filed with the Securities and Exchange Commission (the “SEC”) a registration statement under the Securities Act of 1933, as amended, or any successor statute (the “Securities Act”) on Form S-1 (or, if the Company is then eligible, on Form S-3) with respect to the Rights Offering (as defined in Section 5.17) and the non-transferable subscription rights and shares of Common Stock issuable upon exercise of such rights to be issued in the Rights Offering;

(xxiv) receipt of the approval by the Company’s shareholders of the Shareholder Proposals (as defined in Section 2.2(d)(1)); and

(xxv) the purchase of the Purchased Shares hereunder shall not cause the Investor, together with any other person whose Beneficial Ownership of Company securities would be aggregated with the Investor’s Beneficial Ownership of Company securities for purposes of any bank regulation or law, to collectively be deemed to own, control or have the power to vote securities which (assuming, for this purpose only, full conversion and/or exercise of such securities by the Investor) would represent more than 9.9% of the Voting Securities (as defined in Section 5.2(b)) of the Company outstanding at such time.

(2) The obligation of the Company to consummate the Closing is subject to the fulfillment prior to the Closing of each of the following conditions:

(i) the representations and warranties of the Investor set forth in this Agreement shall be true and correct in all material respects (except to the extent such representations and warranties are qualified by materiality, in which case they shall be true and correct in all respects) as of the date hereof and as of the Closing (except to the extent such representations and warranties are made as of a specified date, in which case such representations and warranties shall be true and correct in all material respects as of such date);

(ii) no provision of any applicable law or regulation and no judgment, injunction, order or decree shall prohibit the Closing and no lawsuit shall have been commenced by any Governmental Entity seeking to effect the foregoing;

(iii) the Investor shall have obtained all third party consents and approvals necessary for the Investor to consummate the transactions contemplated by the Transaction Documents (except for such consents and approvals the absence of which would not reasonably be expected to result in a Material Adverse Effect on the Investor);

(iv) the Investor shall have performed in all material respects all obligations required to be performed by it at or prior to or contemporaneously with the Closing under this Agreement (except that with respect to obligations that are qualified by materiality, the Investor shall have performed such obligations, as so qualified, in all respects);

(v) the Investor shall have delivered to the Company a duly executed Officer’s Certificate in the form set forth in Exhibit G hereto;

(vi) the VSCC shall have accepted the filing of the Preferred Stock Articles of Amendment and issued a certificate of amendment evidencing the effectiveness thereof; and

(vii) receipt of the approval by the Company’s shareholders of the Shareholder Proposals.

ARTICLE II

Representations and Warranties

2.1 Disclosure.

(a) On or prior to the date of this Agreement, the Company delivered to the Investor a schedule (“Disclosure Schedule”) setting forth, among other things, items the disclosure of which is necessary or appropriate either in response to an express disclosure requirement contained in a provision hereof or as an exception to one or more representations or warranties contained in Section 2.2 or the covenants contained in Section 3.9; provided, however, that notwithstanding anything in this Agreement to the contrary, the mere inclusion of an item in the Disclosure Schedule shall not be deemed an admission that such item represents a material exception or material fact, event, or circumstance or that such item has had or would reasonably be expected to have a Material Adverse Effect on the Company.

(b) “Material Adverse Effect” means, with respect to the Investor, only clause (2) that follows, or, with respect to the Company, both clauses (1) and (2) that follow, any circumstance, event, change, development or effect that, individually or in the aggregate, (1) is or would reasonably be expected to be material and adverse to the financial position, results of operations, business or condition (financial or otherwise) of the Company and the Company Subsidiaries taken as a whole, or (2) would materially impair the ability of either the Investor or the Company, respectively, to perform its respective obligations under this Agreement or otherwise materially threaten or materially impede the consummation of the transactions contemplated by this Agreement; provided, however, that in determining whether a Material Adverse Effect has occurred with respect to clause (1) only, there shall be excluded any effect to the extent resulting from the following: (A) changes, after the date hereof, in U.S. generally accepted accounting principles (“GAAP”) or regulatory accounting principles, (B) changes, after the date hereof, in applicable laws, rules and regulations or interpretations thereof by any Governmental Entity, (C) actions or omissions of the Company expressly required by the terms of this Agreement or taken with the prior written consent of the Investor, (D) general changes, after the date hereof, in the economy or the industries in which the Company and the Company Subsidiaries operate, (E) changes, after the date hereof, in the market price or trading volume of the Common Stock (but not excluding the underlying causes of such changes, except to the extent related to the other exclusions in this definition) and (F) changes, after the date hereof, in global or national political conditions, including the outbreak or escalation of war or acts of terrorism; except, with respect to clauses (A), (B), (D) and (F), to the extent that the effects of such changes have a disproportionate effect on the Company and the Company Subsidiaries, taken as a whole, relative to other banks, savings associations and their holding companies generally.

(c) “Previously Disclosed” means information set forth on the Disclosure Schedule corresponding to the provision of this Agreement to which such information relates; provided that information the relationship of which to another provision of this Agreement is reasonably apparent on its face shall also be deemed to be Previously Disclosed with respect to such other provision.

(d) “Specified SEC Reports” means information publicly disclosed by the Company in the Company Reports (as defined in Section 2.2(g)) filed by it with or furnished to the SEC since January 1, 2011 and publicly available prior to the date of this Agreement (excluding any risk factor disclosures contained in such documents under the heading “Risk Factors” and any disclosures of risks included in any “forward looking statements” disclaimer or other statements that are similarly non-specific and are predictive or forward-looking in nature).

(e) The representations, warranties and covenants of each party as set forth in this Agreement (i) are made only for purposes of this Agreement and as of specific dates, (ii) are solely for the benefit of the parties hereto, (iii) may be subject to limitations, qualification and exceptions agreed upon or to be agreed upon by the parties (including being qualified by confidential disclosures), (iv) may have been made for the purposes of allocating contractual risk between the parties to the Agreement instead of establishing these matters as facts, and (v) may be subject to standards of materiality applicable to the parties that differ from those applicable to persons not party to this Agreement.

2.2 Representations and Warranties of the Company. Except as Previously Disclosed, the Company represents and warrants as of the date of this Agreement and as of the Closing Date (except to the extent made only as of a different specified date, in which case as of such date) to the Investor that:

(a) Organization and Authority. The Company is a corporation duly organized and validly existing under the laws of the Commonwealth of Virginia, is duly qualified to do business and is in good standing in all jurisdictions where its ownership or leasing of property or the conduct of its business requires it to be so qualified and where failure to be so qualified would reasonably be expected to have a Material Adverse Effect on the Company. The Company has corporate power and authority to own its properties and assets and to carry on its business as it is now being conducted. The Company is duly registered as a bank holding company under the BHC Act. The Company has filed with the SEC true, correct and complete copies of the Company’s Amended and Restated Articles of Incorporation, as amended through the date of this Agreement (the “Articles of Incorporation”), and bylaws, as amended through the date of this Agreement. The Company is not in violation of any of the provisions of the Articles of Incorporation or its bylaws.

(b) Company’s Subsidiaries. The Company has Previously Disclosed a true, complete and correct list of all of its subsidiaries as of the date of this Agreement (individually, a “Company Subsidiary” and, collectively, the “Company Subsidiaries”), all shares of the outstanding capital stock of each of which are owned directly or indirectly by the Company, except for the preferred securities of Eastern Virginia Statutory Trust I, a Connecticut statutory trust. No equity security of any Company Subsidiary is or may be required to be issued by reason of any option, warrant, scrip, preemptive right, right to subscribe to, gross-up right, call or commitment of any character whatsoever relating to, or security or right convertible into, shares of any capital stock of such Company Subsidiary, and there are no contracts, commitments, understandings or arrangements by which any Company Subsidiary is bound to issue additional shares of its capital stock, or any bonds, debentures, notes or other indebtedness having the right to vote on any matters on which the shareholders of the Company Subsidiary may vote (“Subsidiary Voting Debt”) of such Company Subsidiary, or any option, warrant or right to purchase or acquire any additional shares of its capital stock or any Subsidiary Voting Debt of such Company Subsidiary. All of such shares so owned by the Company are duly authorized and validly issued, fully paid and nonassessable and are owned by it free and clear of any lien, adverse right or claim, charge, option, pledge, covenant, title defect, security interest or other encumbrances of any kind (“Liens”) with respect thereto. Each Company Subsidiary is an entity duly organized, validly existing, duly qualified to do business and in good standing under the laws of its jurisdiction of organization, and has corporate or other appropriate organizational power and authority to own or lease its properties and assets and to carry on its business as it is now being conducted, except as would not reasonably be expected to have a Material Adverse Effect on the Company. Except in respect of the Company Subsidiaries, the Company does not own beneficially, directly or indirectly, more than 5% of any class of equity securities or similar interests of any corporation, bank, business trust, association or similar organization, and is not, directly or indirectly, a partner in any partnership or party to any joint venture. The Bank is duly organized and validly existing as a Virginia state-chartered commercial bank that is a member of the Federal Reserve System and the Bank’s deposit accounts are insured by the Federal Deposit Insurance Corporation (the “FDIC”) to the fullest extent permitted by the Federal Deposit Insurance Act and the rules and regulations of the FDIC thereunder, and all premiums and assessments required to be paid in connection therewith have been paid when due and no proceedings for the termination of such insurance are pending or threatened. The Company has furnished or made available to the Investor, prior to the date hereof, true, correct and complete copies of the charter and bylaws of the Bank as amended through the date of this Agreement. No Company Subsidiary is in violation of any of the provisions of its articles of incorporation or bylaws.

(c) Capitalization. The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock and 10,000,000 shares of preferred stock, $2.00 par value per share (the “Company Preferred Stock”). As of the date hereof, there are 24,000 shares of Company Preferred Stock outstanding, all of which were issued to the U.S. Treasury as part of the Capital Purchase Program (the “CPP”) under the Troubled Asset Relief Program (“TARP”), and 6,069,551 shares of Common Stock outstanding. From the date hereof through the Closing Date, except in connection with the Transaction Documents, the Other Private Placements and the transactions contemplated hereby and thereby, the Company shall not have (i) issued or authorized the issuance of any shares of Common Stock or Company Preferred Stock, or any securities convertible into or exchangeable or exercisable for shares of Common Stock or Company Preferred Stock (other than shares issued upon the exercise of Company Stock Options outstanding on the date hereof), (ii) reserved for issuance any shares of Common Stock or Company Preferred Stock or (iii) repurchased or redeemed, or authorized the repurchase or redemption of, any shares of Common Stock or Company Preferred Stock. As of the date hereof, there are (i) outstanding stock options (each, a “Company Stock Option”) to purchase an aggregate of 182,362 shares of the Common Stock issued under the Company’s 2003 Stock Incentive Plan or the Company’s 2007 Equity Compensation Plan, in each case as amended or supplemented (collectively, the “Company Stock Plans”), (ii) an aggregate of 39,400 shares of restricted stock (“Company Restricted Stock”) outstanding under the Company Stock Plans and (iii) 499,393 shares of the Common Stock reserved for issuance under the Company Stock Plans. Other than in respect of awards outstanding under or pursuant to the Company Stock Plans, 373,832 shares of Common Stock reserved for potential issuance under the warrant dated December 19, 2008 issued to the U.S. Treasury under the CPP (the “Treasury Warrant”) and 133,017 shares of Common Stock reserved for potential issuance under the Company’s Dividend Reinvestment and Stock Purchase Plan (the “DRSPP”), no shares of Common Stock or Company Preferred Stock are reserved for issuance. All of the issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights, with no personal liability attaching to the ownership thereof. Following receipt of the approval by the Company’s shareholders of the Transaction Shareholder Proposal (as defined in Section 3.1(d)), the Purchased Preferred Shares (upon filing of the related Preferred Stock Articles of Amendment with the VSCC and the issuance by the VSCC of a certificate of amendment evidencing the effectiveness thereof) and the Purchased Common Shares will be duly authorized by all necessary corporate action, and when issued and sold against receipt of the consideration therefor as provided in this Agreement, such Purchased Shares will be validly issued, fully paid and nonassessable and free of preemptive rights, with no personal liability attaching to the ownership thereof. Following receipt of the approval by the Company’s shareholders of the Transaction Shareholder Proposal, the shares of Common Stock issuable upon the conversion of the Series B Preferred Stock will have been duly authorized by all necessary corporate action and when so issued upon such conversion will be validly issued, fully paid and nonassessable, and free of preemptive rights, with no personal liability attaching to the ownership thereof. Each Company Stock Option and share of Company Restricted Stock, as applicable, (i) was granted in compliance with all applicable laws and all of the terms and conditions of the applicable Company Stock Plan pursuant to which it was issued, (ii) has an exercise price per share of Common Stock equal to or greater than the fair market value of a share of Common Stock on the date of such grant and (iii) has a grant date identical to the date on which the Board of Directors or compensation committee of the Board of Directors actually awarded such Company Stock Option. Other than the Transaction Documents, neither the Company nor any of its officers, directors, or employees is a party to any right of first refusal, right of first offer, proxy, voting agreement, voting trust, registration rights agreement, or shareholders agreement with respect to the sale or voting of any securities of the Company. No bond, debenture, note or other indebtedness having the right to vote on any matters on which the shareholders of the Company may vote (“Voting Debt”) is issued and outstanding. Except for the Company Stock Options, the Treasury Warrant and as set forth elsewhere in this Section 2.2(c), the Company does not have and is not bound by any outstanding subscriptions, options, warrants, calls, repurchase rights, commitments, or agreements of any character calling for the purchase or issuance of, or securities or rights convertible into or exchangeable or exercisable for, any shares of Common Stock or Company Preferred Stock or any other equity securities of the Company or Voting Debt or any securities representing the right to purchase or otherwise receive any shares of capital stock of the Company (including any rights plan or agreement). The Company has Previously Disclosed or disclosed in the Specified SEC Reports all shares of Company capital stock that have been purchased, redeemed or otherwise acquired, directly or indirectly, by the Company or any Company Subsidiary since December 31, 2010 and through the date hereof and all dividends or other distributions that have been declared, set aside, made or paid to the shareholders of the Company since that date and through the date hereof. Except for, in connection with the Rights Offering and the implementation of the Rights Plan, the Treasury Warrant, there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities pursuant to the transactions contemplated by this Agreement or the other Transaction Documents.

(d) Authorization.

(1) The Company has the corporate power and authority to enter into this Agreement and the other Transaction Documents and to carry out its obligations hereunder and thereunder. The execution, delivery and performance of this Agreement and the other Transaction Documents by the Company and the consummation of the transactions contemplated hereby and thereby, including the issuance of Common Stock and Series B Preferred Stock in accordance with the terms of this Agreement and the other Transaction Documents and the issuance of Common Stock upon the conversion of the Series B Preferred Stock, have been duly authorized by the Board of Directors. This Agreement and the other Transaction Documents have been duly and validly executed and delivered by the Company and, assuming due authorization, execution and delivery of this Agreement by the Investor and each of the Other Stock Purchase Agreements by the applicable Other Investors, are valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganizations, fraudulent transfer or similar laws relating to or affecting creditors generally or by general equitable principles (whether applied in equity or at law). No other corporate proceedings or shareholder actions are necessary for the execution and delivery by the Company of this Agreement and the other Transaction Documents, the performance by the Company of its obligations hereunder and thereunder or the consummation by the Company of the transactions contemplated hereby and thereby, subject to receipt of the approval by the Company’s shareholders of the Transaction Shareholder Proposal and the Board Size Shareholder Proposal (as defined in Section 3.1(d) and, together with the Transaction Shareholder Proposal, the “Shareholder Proposals”). The vote of the shareholders of the Company required to approve the Shareholder Proposals is, with respect to each proposal, a majority of the total votes cast at a shareholder meeting at which a quorum is present. When issued and sold against receipt of the consideration therefor as provided in this Agreement and the other Transaction Documents, the shares of Common Stock and Series B Preferred Stock to be issued pursuant to this Agreement will be validly issued, fully paid and nonassessable, and such issuance will not subject the holders thereof to personal liability and will not be subject to preemptive rights of any other shareholder of the Company. The Board of Directors has resolved that the transactions contemplated hereby and by the Other Private Placements are in the best interests of the shareholders of the Company. When issued upon the conversion of shares of the Series B Preferred Stock as provided in the Preferred Stock Articles of Amendment, the shares of Common Stock so issued will be validly issued, fully paid and nonassessable, and such issuance will not subject the holders thereof to personal liability and will not be subject to preemptive rights of any other shareholder of the Company.

(2) Neither the execution, delivery and performance by the Company of this Agreement or the other Transaction Documents, nor the consummation of the transactions contemplated hereby and thereby, nor compliance by the Company with any of the provisions of any of the foregoing, will (i) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration of, or result in the creation of, any Lien, upon any of the properties or assets of the Company or any Company Subsidiary under any of the terms, conditions or provisions of, (A) subject to receipt of the approval by the Company’s shareholders of the Shareholder Proposals, its Articles of Incorporation or bylaws (or similar governing documents) or (B) any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which the Company or any Company Subsidiary is a party or by which it may be bound, or to which the Company or any Company Subsidiary or any of the properties or assets of the Company or any Company Subsidiary may be subject, or (ii) subject to compliance with the statutes and regulations referred to in the next paragraph and assuming the accuracy of the representations and warranties of the Investor and the performance of the covenants and agreements of the Investor contained herein, violate any ordinance, permit, concession, grant, franchise, law, statute, rule or regulation or any judgment, ruling, order, writ, injunction or decree of a Governmental Entity applicable to the Company or any Company Subsidiary or any of their respective properties, except in the case of clause (i)(B) and (ii) for such violations, conflicts and breaches as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect on the Company.

(3) Other than in connection with Sections 5.7, 5.14 and 5.17, under NASDAQ rules, or the securities or blue sky laws of the various states and except as otherwise provided in this Agreement, and assuming the accuracy of the representations and warranties of the Investor and the performance of the covenants and agreements of the Investor contained herein and the accuracy of the representations and warranties of the Other Investors and the performance of the covenants and agreements of the Other Investors in the Other Securities Purchase Agreements, no material notice to, registration, declaration or filing with, exemption or review by, or authorization, order, consent or approval of, any Governmental Entity, or expiration or termination of any statutory waiting period, is necessary for the consummation by the Company of the transactions contemplated by this Agreement or the other Transaction Documents.

(e) Knowledge as to Conditions. As of the date of this Agreement, the Company knows of no reason why it would be reasonable to expect that any regulatory approvals and, to the extent necessary, any other approvals, authorizations, filings, registrations, and notices required or otherwise a condition to the consummation of the transactions contemplated by the Transaction Documents will not be obtained.

(f) Financial Statements. The consolidated balance sheets of the Company as of December 31, 2011 and 2010 and related consolidated statements of operations, changes in shareholders’ equity and cash flows for the three years ended December 31, 2011, together with the notes thereto, audited by Yount, Hyde & Barbour, P.C. and included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, as filed with the SEC (the “Company 10-K”), and the consolidated balance sheets of the Company as of September 30, 2012 and December 31, 2011 and related consolidated statements of operations and consolidated statements of comprehensive income for the three and nine month periods ended September 30, 2012 and September 30, 2011, and consolidated statements of shareholders’ equity and consolidated statements of cash flows for the nine month periods ended September 30, 2012 and September 30, 2011, together with the notes thereto, included in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2012, as filed with the SEC (the “Company 10-Q”) (collectively, the “Company Financial Statements”), (1) have been prepared from, and are in accordance with, the books and records of the Company and the Company Subsidiaries, (2) complied, as of their respective dates of filing with the SEC, in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, (3) have been prepared in accordance with GAAP applied on a consistent basis and (4) present fairly in all material respects the consolidated financial position of the Company and the Company Subsidiaries at the dates set forth therein and the consolidated results of operations, changes in shareholders’ equity and cash flows of the Company and the Company Subsidiaries for the periods stated therein (subject to the absence of notes and normal year-end audit adjustments in the case of interim unaudited statements).

(g) Reports.

(1) Since December 31, 2010, the Company and each Company Subsidiary have timely filed all material reports, registrations, documents, filings, statements and submissions together with any required amendments thereto, that it was required to file with any Governmental Entity (the foregoing, collectively, the “Company Reports”), and have paid all material fees and assessments due and payable in connection therewith. As of their respective filing dates, the Company Reports complied in all respects with all statutes and applicable rules and regulations of the applicable Governmental Entities, as the case may be, except for instances of non-compliance that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on the Company. To the knowledge of the Company, as of the date of this Agreement, there are no outstanding comments from the SEC or any other Governmental Entity with respect to any Company Report. Each Company Report, including the documents incorporated by reference in each of them, contained all of the information required be included in it and, when it was filed and as of the date of each such Company Report filed with or furnished to the SEC, did not, as of its date or if amended prior to the date of this Agreement, as of the date of such amendment, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made in it, in light of the circumstances under which they were made, not misleading and complied in all material respects with the applicable requirements of the Securities Act and the Securities Exchange Act of 1934, as amended, or any successor statute (the “Exchange Act”). No executive officer of the Company has failed in any respect to make the certifications required of him or her under Section 302 or 906 of the Sarbanes-Oxley Act of 2002. To the knowledge of the Company, there are no facts or circumstances that would prevent the Company’s principal executive officer and principal financial officer from giving the certifications and attestations required pursuant to Rules 13a-14 and 15d-14 under the Exchange Act, without qualification, when next due.

(2) The Company maintains disclosure controls and procedures (as defined in Rule 13a-15(e) of the Exchange Act) to ensure that material information relating to the Company, including its consolidated Subsidiaries, is made known to the principal executive officer and the principal financial officer of the Company by others within those entities, and such disclosure controls and procedures are effective. The Company maintains internal control over financial reporting (as defined in Rule 13a-15(f) of the Exchange Act) and has disclosed, based on its most recent evaluation prior to the date of this Agreement, to the Company’s outside auditors and the audit committee of the Board of Directors (A) any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting that are reasonably likely to adversely affect the Company’s ability to record, process, summarize, and report financial information, and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting. The Company has no knowledge of any reason that its outside auditors and its principal executive officer and principal financial officer will not be able to give the certifications and attestations required pursuant to the rules and regulations adopted pursuant to Section 404 of the Sarbanes-Oxley Act of 2002, without qualification, when next due. Since December 31, 2008, (i) neither the Company nor any Company Subsidiary nor, to the knowledge of the Company, any director, officer, employee, auditor, accountant or representative of the Company or any Company Subsidiary has received or otherwise had or obtained knowledge of any material complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of the Company or any Company Subsidiary or their respective internal accounting controls, including any material complaint, allegation, assertion or claim that the Company or any Company Subsidiary has engaged in questionable accounting or auditing practices, and (ii) no attorney representing the Company or any Company Subsidiary, whether or not employed by the Company or any Company Subsidiary, has reported evidence of a violation of securities laws, breach of fiduciary duty or similar violation by the Company or any of its officers, directors, employees or agents to the Board of Directors or any committee thereof or to any director or officer of the Company.

(h) Properties and Leases. Except for any Permitted Liens and as disclosed in Specified SEC Reports, the Company and each Company Subsidiary have good title free and clear of any Liens to all the real and personal property material to the business of the Company and reflected in the Company’s consolidated balance sheet as of September 30, 2012 included in the Company 10-Q, and all real and personal property acquired since such date, except such real and personal property as has been disposed of in the ordinary course of business. For purposes of this Agreement, “Permitted Liens” means (i) Liens for taxes and other governmental charges and assessments arising in the ordinary course which are not yet due and payable, (ii) Liens of landlords and Liens of carriers, warehousemen, mechanics and materialmen and other like Liens arising in the ordinary course of business for sums not yet due and payable, and (iii) other Liens or imperfections on property which are not material in amount or do not materially detract from the value of or materially impair the existing use of the property affected by such Lien or imperfection. Except as would not reasonably be expected to have a Material Adverse Effect on the Company, all leases of real property and all other leases pursuant to which the Company or such Company Subsidiary, as lessee, leases real or personal property are valid and effective in accordance with their respective terms and there is not, under any such lease, any existing default by the Company or such Company Subsidiary or any event which, with notice or lapse of time or both, would constitute such a default.

(i) Taxes. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company, each of the Company and the Company Subsidiaries has timely filed (including pursuant to applicable extensions granted without penalty) all federal, state, county, local and foreign Tax Returns (as defined below in this Section), required to be filed by it, and all such filed Tax Returns are true, complete and correct in all respects, and paid all Taxes (as defined below in this Section) owed by it and no Taxes owed by it or assessments received by it are delinquent. With respect to Taxes not yet due, the Company has made adequate provision in the financial statements of the Company (in accordance with GAAP). The federal income Tax Returns of the Company and the Company Subsidiaries for the fiscal year ended December 31, 2009, and for all fiscal years prior thereto, are for the purposes of routine audit by the IRS closed because of the statute of limitations, and no claims by the IRS for additional Taxes for such fiscal years are pending. Neither the Company nor any Company Subsidiary has waived any statute of limitations with respect to Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency, in each case that is still in effect, or has pending a request for any such extension or waiver. Neither the Company nor any Company Subsidiary is a party to any pending action or proceeding, nor to the Company’s knowledge, is any such action or proceeding threatened by any Governmental Entity, for the assessment or collection of Taxes that could reasonably be expected to have a Material Adverse Effect on the Company and no issue has been raised by any federal, state, local or foreign taxing authority in connection with an audit or examination of the Tax Returns, business or properties of the Company or any Company Subsidiary which has not been settled, resolved and fully satisfied, or adequately reserved for in accordance with GAAP (other than those issues that would not reasonably be expected to have a Material Adverse Effect on the Company). Except as would not reasonably be expected to have a Material Adverse Effect on the Company, each of the Company and the Company Subsidiaries has withheld and paid all Taxes that it is required to withhold from amounts owing to employees, creditors or other third parties. Neither the Company nor any Company Subsidiary is a party to, is bound by or has any obligation under, any material Tax sharing or material Tax indemnity agreement or similar contract or arrangement other than any contract or agreement between or among the Company and any Company Subsidiary. Neither the Company nor any Company Subsidiary has participated in any “reportable transaction” within the meaning of Treasury Regulations Section 1.6011-4, or any other transaction requiring disclosure under analogous provisions of state, local or foreign law. Neither the Company nor any Company Subsidiary has liability for the Taxes of any person other than the Company or any Company Subsidiary under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local or foreign law). The Company has not been a “distributing corporation” or a “controlled corporation” in any distribution in which the parties to such distribution treated the distribution as one to which Section 355 of the Code is applicable. The Company has not been a United States real property holding corporation within the meaning of Section 897 of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code. For the purpose of this Agreement, the term “Tax” (including, with correlative meaning, the term “Taxes”) shall mean any and all domestic or foreign, federal, state, local or other taxes of any kind (together with any and all interest, penalties, additions to tax and additional amounts imposed with respect thereto) imposed by any Governmental Entity, including taxes on or with respect to income, franchises, windfall or other profits, gross receipts, property, sales, use, capital stock, payroll, employment, unemployment, social security, workers’ compensation or net worth, and taxes in the nature of excise, withholding, ad valorem or value added or similar taxes, and the term “Tax Return” means any return, report, information return or other document (including any related or supporting information, and attachments and exhibits) required to be filed with respect to Taxes, including any claims for refunds of Taxes and any amendment or supplements to any of the foregoing.

(j) Absence of Certain Changes. Since September 30, 2012 or except as has been disclosed in a Specified SEC Report filed since September 30, 2012, (i) there have been no events, occurrences or developments that have had or would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on the Company, (ii) the Company has not incurred any material liabilities (contingent or otherwise) other than (A) trade payables, accrued expenses and other liabilities incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the SEC, (iii) the Company has not altered materially its method of accounting or the manner in which it keeps its accounting books and records, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its shareholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock (other than in connection with repurchases of unvested stock issued to employees of the Company), (v) the Company has not issued any equity securities to any officer, director or Affiliate, except Common Stock issued pursuant to existing Company stock option or stock purchase plans or executive and director arrangements disclosed in the Company Reports, (vi) there has not been any material change or amendment to, or any waiver of any material right by the Company under, any material contract under which the Company or any Company Subsidiary is bound or subject, and (vii) to the knowledge of the Company, there has not been a material increase in the aggregate dollar amount of: (A) the Bank’s nonperforming loans (including nonaccrual loans and loans 90 days or more past due and still accruing interest) or (B) the reserves or allowances established on the Company’s or Bank’s financial statements with respect thereto. Except for the transactions contemplated by the Transaction Documents, no event, liability or development has occurred or exists with respect to the Company or any Company Subsidiary or their respective business, properties, operations or financial condition that would be required to be disclosed by the Company under applicable securities laws as of the time this representation is made that has not been publicly disclosed at least one trading day prior to the date as of which this representation is made.

(k) Commitments and Contracts. The Company has Previously Disclosed, disclosed in a Specified SEC Report or made available to the Investor or its representatives, prior to the date hereof, true, correct, and complete copies of, and listed on Section 2.2(k) of the Disclosure Schedule, each of the following to which the Company or any Company Subsidiary is a party or subject (whether written or oral, express or implied) as of the date of this Agreement (each, a “Significant Agreement”):

(1) any contract containing covenants that limit in any material respect the ability of the Company or any Company Subsidiary to compete in any line of business or with any person or which involve any material restriction of the geographical area in which, or method by which or with whom, the Company or any Company Subsidiary may carry on its business (other than as may be required by law or applicable regulatory authorities), and any contract that could require the disposition of any material assets or line of business of the Company or any Company Subsidiary;

(2) any joint venture, partnership, strategic alliance, or other similar contract (including any franchising agreement, but in any event excluding introducing broker agreements), and any contract relating to the acquisition or disposition of any material business or material assets (whether by merger, sale of stock or assets, or otherwise), which acquisition or disposition is not yet complete or where such contract contains continuing material obligations or contains continuing indemnity obligations of the Company or any of the Company Subsidiaries;

(3) any real property lease and any other lease with annual rental payments aggregating $100,000 or more;

(4) other than with respect to loans, any contract providing for, or reasonably likely to result in, the receipt or expenditure of more than $100,000 on an annual basis, including the payment or receipt of royalties or other amounts calculated based upon revenues or income;

(5) any contract or arrangement under which the Company or any of the Company Subsidiaries is licensed or otherwise permitted by a third party to use any Intellectual Property (as defined in Section 2.2(v)) that is material to its business (except for any “shrinkwrap” or “click through” license agreements or other agreements for software that is generally available to the public and has not been customized for the Company or the Company Subsidiaries) or under which a third party is licensed or otherwise permitted to use any Intellectual Property owned by the Company or any of the Company Subsidiaries;

(6) any contract that by its terms limits the payment of dividends or other distributions by the Company or any Company Subsidiary;

(7) any standstill or similar agreement pursuant to which any party has agreed not to acquire assets or securities of another person;

(8) any contract that would reasonably be expected to prevent, materially delay, or materially impede the Company’s ability to consummate the transactions contemplated by this Agreement and the other Transaction Documents;

(9) any contract providing for indemnification by the Company or any Company Subsidiary of any person, except for immaterial contracts entered into in the ordinary course of business consistent with past practice;

(10) any contract that contains a put, call, or similar right pursuant to which the Company or any Company Subsidiary could be required to purchase or sell, as applicable, any equity interests or assets that have a fair market value or purchase price of more than $100,000; and

(11) any other contract or agreement which is a “material contract” within the meaning of Item 601(b)(10) of Regulation S-K.

As of the date of this Agreement, each of the Significant Agreements is valid and binding on the Company and/or the Company Subsidiaries, as applicable, and in full force and effect. The Company and each of the Company Subsidiaries, as applicable, are in compliance with and have performed all obligations required to be performed by them to date under each Company Significant Agreement, except where the failure to be in compliance or perform would not reasonably be expected to result in a Material Adverse Effect on the Company. Neither the Company nor any of the Company Subsidiaries knows of, or has received written notice of, any violation or default (or any condition which with the passage of time or the giving of notice would cause such a violation of or a default) by any party under any Significant Agreement which would reasonably be expected to result in a Material Adverse Effect on the Company. No party to a Significant Agreement has provided written notice to the Company or any Company Subsidiary that it intends to terminate a Company Significant Agreement or not renew such agreement at the expiration of the current term. Consummation of the transactions contemplated by this Agreement or the other Transaction Documents will not violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration of, any Significant Agreement of the Company or any Company Subsidiary, except for such violations, conflicts and breaches as would not reasonably likely be expected to result, individually or in the aggregate, in a Material Adverse Effect on the Company. As of the date of this Agreement, there are no related party transactions that the Company would be required to disclose under Item 404 of Regulation S-K that have not been Previously Disclosed or disclosed in a Specified SEC Report.

(l) Offering of Securities. Neither the Company nor any person acting on its behalf has taken any action (including, any offering of any securities of the Company under circumstances which would require the integration of such offering with the offering of any of the Securities to be issued pursuant to this Agreement or any other Transaction Document under the Securities Act and the rules and regulations of the SEC promulgated thereunder) which would subject the offering, issuance, or sale of any of such Securities to be issued to the registration requirements of the Securities Act. Neither the Company nor any person acting on its behalf has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with any offer or sale of the Securities or in connection with the Other Private Placements. Assuming the accuracy of the Investor’s representations and warranties set forth in Section 2.3 of this Agreement and the accuracy of the representations and warranties of the Other Investors set forth in Section 2.3 of the Other Securities Purchase Agreements, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Investor under this Agreement or for the offer and sale of securities by the Company to the Other Investors under the Other Securities Purchase Agreements.

(m) Litigation and Other Proceedings; No Undisclosed Liabilities. Except as disclosed in Specified SEC Reports:

(1) there is no pending or, to the knowledge of the Company, threatened, claim, action, suit, arbitration, mediation, demand, hearing, investigation or proceeding against the Company or any Company Subsidiary, nor is the Company or any Company Subsidiary subject to any order, judgment or decree, in each case except as would not reasonably be expected to have a Material Adverse Effect on the Company, if there were an unfavorable decision; and

(2) neither the Company nor any of the Company Subsidiaries has any liabilities or obligations of any nature (absolute, accrued, contingent, or otherwise) which are not appropriately reflected or reserved against in the financial statements described in Section 2.2(f) to the extent required to be so reflected or reserved against in accordance with GAAP, except for (i) liabilities that have arisen since September 30, 2012 in the ordinary course of business consistent with past practice and (ii) liabilities that have not had and would not reasonably be expected to have a Material Adverse Effect on the Company.

(n) Compliance with Laws and Other Matters; Insurance. Except as disclosed in Specified SEC Reports, the Company and each Company Subsidiary:

(1) in the conduct of its business is in compliance in all material respects with, and the condition and use of its properties does not violate or infringe in any material respect, applicable material domestic (federal, state or local) or foreign laws, statutes, ordinances, licenses, rules, regulations, judgments, demands, writs, injunctions, orders or decrees applicable thereto or to employees conducting its business, including the TARP, the Sarbanes-Oxley Act of 2002, the Equal Credit Opportunity Act, the Fair Housing Act, the Community Reinvestment Act, the Home Mortgage Disclosure Act, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT) Act of 2001, all other applicable fair lending laws or other laws relating to discrimination and the Bank Secrecy Act and the applicable privacy and customer information requirements contained in any federal and state privacy law or regulations;

(2) has all material permits, licenses, franchises, authorizations, orders, and approvals of, and has made all filings, applications, and registrations with, Governmental Entities that are required in order to permit it to own or lease its properties and assets and to carry on its business as presently conducted and that are material to the business of the Company or such Company Subsidiary; and all such material permits, licenses, certificates of authority, orders and approvals are in full force and effect, and all such filings, applications and registrations are current, and, to the knowledge of the Company, no suspension or cancellation of any of them is threatened;

(3) is complying in all material respects with and, to the knowledge of the Company, is not under investigation with respect to, and has not received any written notification or written communication from any Governmental Entity, and, otherwise, to the knowledge of the Company, has not been threatened by any Governmental Entity to be charged with or given notice of any material violation of, all applicable federal, state, local and foreign laws, regulations, rules, judgments, injunctions or decrees;

(4) has, except for statutory or regulatory restrictions of general application, not been placed under any material restriction by a Governmental Entity on its business or properties, and except for routine examinations by applicable Governmental Entities, as of the date of this Agreement, received no notification or communication from any Governmental Entity that an investigation by any Governmental Entity with respect to the Company or any of the Company Subsidiaries is pending or threatened;

(5) has not, since January 1, 2009, nor to its knowledge has any other person on behalf of the Company or any Company Subsidiary that qualifies as a “financial institution” under U.S. anti-money laundering laws, knowingly acted, by itself or in conjunction with another, in any act in connection with the concealment of any currency, securities or other proprietary interest that is the result of a felony as defined in U.S. anti-money laundering laws (“Unlawful Gains”), nor knowingly accepted, transported, stored, dealt in or brokered any sale, purchase or any transaction of other nature for Unlawful Gains;

(6) to the extent it qualifies as a “financial institution” under U.S. anti-money laundering laws, has implemented in all material respects such anti-money laundering mechanisms and kept and filed all material reports and other necessary material documents as required by, and otherwise complied in all material respects with, the U.S. anti-money laundering laws and the rules and regulations thereunder; and

(7) is presently insured, and during each of the past two calendar years has been insured, for reasonable amounts with, to the knowledge of the Company, financially sound and reputable insurance companies against such risks as companies engaged in a similar business would, in accordance with industry practice, customarily be insured; and neither the Company nor any Company Subsidiaries has received any written notice of cancellation of any such insurance, nor, to the Company’s knowledge, will it or any Company Subsidiary be unable to renew their respective existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(o) Labor. Employees of the Company and the Company Subsidiaries are not and have never been represented by any labor union nor are any collective bargaining agreements otherwise in effect with respect to such employees. No labor organization or group of employees of the Company or any Company Subsidiary has made a pending demand for recognition or certification, and there are no representation or certification proceedings or petitions seeking a representation proceeding presently pending or, to the Company’s knowledge, threatened to be brought or filed with the National Labor Relations Board or any other labor relations tribunal or authority. There are no organizing activities, strikes, work stoppages, slowdowns, lockouts, material arbitrations or material grievances, or other material labor disputes pending or, to the knowledge of the Company, threatened against or involving the Company or any Company Subsidiary. Each of the Company and the Company Subsidiaries are in compliance with all applicable laws respecting employment and employment practices, terms and conditions of employment, and wages and hours except for such instances of non-compliance that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on the Company. To the Company’s knowledge, the Company’s employment of its executive officers does not violate any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement in favor of a third party to which any such executive officer is a party.

(p) Company Benefit Plans.

(1) “Benefit Plan” means all material employee benefit plans, programs, agreements, contracts, policies, practices, or other arrangements providing benefits to any current or former employee, officer, director or consultant of the Company or any Company Subsidiary or any beneficiary or dependent thereof that is sponsored or maintained by the Company or any Company Subsidiary or to which the Company or any Company Subsidiary contributes or is obligated to contribute or is party, whether or not written, including any material “employee welfare benefit plan” within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), any “employee pension benefit plan” within the meaning of Section 3(2) of ERISA (whether or not such plan is subject to ERISA) and any material bonus, incentive, deferred compensation, vacation, stock purchase, stock option or equity award, equity-based severance, employment, change of control, consulting or fringe benefit plan, program, agreement or policy. Each Benefit Plan is listed on Section 2.2(p)(1) of the Company’s Disclosure Schedule. True and complete copies of all Benefit Plans listed on Section 2.2(p)(1) of the Company’s Disclosure Schedule have been made available to the Investor prior to the date hereof or have been filed with a Company Report.

(2) With respect to each Benefit Plan, (A) the Company and the Company Subsidiaries have complied, and are now in compliance in all material respects with the applicable provisions of ERISA, and the Code and all other laws and regulations applicable to such Benefit Plan and (B) each Benefit Plan has been administered in all material respects in accordance with its terms. Except as would not reasonably be expected to have a Material Adverse Effect on the Company, none of the Company or the Company Subsidiaries nor any of their respective ERISA Affiliates has incurred any withdrawal liability as a result of a complete or partial withdrawal from a multiemployer plan, as those terms are defined in Part I of Subtitle E of Title IV of ERISA, that has not been satisfied in full. “ERISA Affiliate” means any entity, trade or business, whether or not incorporated, which together with the Company and the Company Subsidiaries, would be deemed a “single employer” within the meaning of Section 4001 of ERISA or Sections 414(b), (c), (m) or (o) of the Code.

(3) Each Benefit Plan which is subject to ERISA (an “ERISA Plan”) that is an “employee pension benefit plan” within the meaning of Section 3(2) of ERISA (“Pension Plan”) and that is intended to be qualified under Section 401(a) of the Code is so qualified, has received a favorable determination letter from the Internal Revenue Service (the “IRS”) and, to the knowledge of the Company, nothing has occurred, whether by action or failure to act, that could likely result in revocation of any such favorable determination or opinion letter or the loss of the qualification of such Benefit Plan under Section 401(a) of the Code. Neither the Company nor any Company Subsidiary has engaged in a transaction with respect to any ERISA Plan that, assuming the taxable period of such transaction expired as of the date hereof, could subject the Company or any Company Subsidiary to a material tax or material penalty imposed by either Section 4975 of the Code or Section 502(i) of ERISA. Neither the Company nor any Company Subsidiary has incurred or reasonably expects to incur a material tax or penalty imposed by Section 4980F of the Code or Section 502 of ERISA.

(4) Neither the Company, any Company Subsidiary nor any ERISA Affiliate (x) sponsors, maintains or contributes to or has within the past six years sponsored, maintained or contributed to a Pension Plan that is subject to Subtitles C or D of Title IV of ERISA or (y) sponsors, maintains or has any liability with respect to or an obligation to contribute to or has within the past six years sponsored, maintained, had any liability with respect to, or had an obligation to contribute to a “multiemployer plan” within the meaning of Section 3(37) of ERISA.

(5) None of the execution and delivery of this Agreement, the issuance of Purchased Shares, nor the consummation of the transactions contemplated hereby, nor the transactions contemplated as part of the Other Private Placements, will, whether alone or in connection with another event, (i) constitute a “change in control” or “change of control” within the meaning of any Benefit Plan or result in any material payment or benefit (including severance, unemployment compensation, “excess parachute payment” (within the meaning of Section 280G of the Code), forgiveness of indebtedness or otherwise) becoming due to any current or former employee, officer, director or consultant of the Company or any Company Subsidiary from the Company or any Company Subsidiary under any Benefit Plan or any other agreement with any employee, including, for the avoidance of doubt, any employment or change in control agreements, (ii) result in payments under any of the Benefit Plans which would not be deductible under Section 162(m) or Section 280G of the Code, (iii) materially increase any compensation or benefits otherwise payable under any Benefit Plan, (iv) result in any acceleration of the time of payment or vesting of any such benefits, including, for the avoidance of doubt, under the Company Stock Plans, (v) require the funding or increase in the funding of any such benefits, or (vi) result in any limitation on the right of the Company or any Company Subsidiary to amend, merge, terminate or receive a reversion of assets from any Benefit Plan or related trust.

(6) As of the date hereof, there is no material pending or, to the knowledge of the Company, threatened, litigation relating to the Benefit Plans (other than claims for benefits in the ordinary course). Neither the Company nor any Company Subsidiary has any obligations for retiree health and life benefits under any ERISA Plan or collective bargaining agreement, except for health continuation coverage as required by Section 4980B of the Code or Part 6 of Title I of ERISA and at no expense to the Company and the Company Subsidiaries.

(7) Except as would not reasonably be expected to have a Material Adverse Effect on the Company and except for liabilities fully reserved for or identified in the Company Financial Statements, there are no pending or, to the knowledge of the Company, threatened claims (other than claims for benefits in the ordinary course), lawsuits or arbitrations which have been asserted or instituted against (i) the Benefit Plans, (ii) any fiduciaries thereof with respect to their duties to the Benefit Plans, or (iii) the assets of any of the trusts under any of the Benefit Plans.

(q) Investment Company. Neither the Company nor any of the Company Subsidiaries is an “investment company” as defined under the Investment Company Act of 1940, as amended.

(r) Risk Management; Derivatives. Except as would not reasonably be expected to have a Material Adverse Effect on the Company:

(1) The Company and the Company Subsidiaries have in place risk management policies and procedures sufficient in scope and operation to protect against risks of the type and in amounts reasonably expected to be incurred by companies of similar size and in similar lines of business as the Company and the Company Subsidiaries.

(2) All derivative instruments, including swaps, caps, floors and option agreements, whether entered into for the Company’s own account, or for the account of one or more of the Company Subsidiaries or their customers, were entered into (i) only for purposes of mitigating identified risk and in the ordinary course of business, (ii) in accordance with prudent practices and in material compliance with all applicable laws, rules, regulations and regulatory policies, and (iii) with counterparties believed by the Company to be financially responsible at the time; and each of them constitutes the valid and legally binding obligation of the Company or one of the Company Subsidiaries, enforceable in accordance with its terms. Neither the Company nor the Company Subsidiaries, nor, to the knowledge of the Company, any other party thereto, is in breach of any of its obligations under any such agreement or arrangement.

(s) Foreign Corrupt Practices and International Trade Sanctions. Neither the Company nor any Company Subsidiary, nor any of their respective directors, officers, agents, employees or any other persons acting on their behalf (i) has violated the Foreign Corrupt Practices Act, 15 U.S.C. § 78dd-1 et seq., as amended, or any other similar applicable foreign, federal, or state legal requirement, (ii) has made or provided, or caused to be made or provided, directly or indirectly, any payment or thing of value to a foreign official, foreign political party, candidate for office or any other person knowing that the person will pay or offer to pay the foreign official, party or candidate, for the purpose of influencing a decision, inducing an official to violate their lawful duty, securing any improper advantage, or inducing a foreign official to use their influence to affect a governmental decision, (iii) has paid, accepted or received any unlawful contributions, payments, expenditures or gifts, (iv) has violated or operated in noncompliance with any export restrictions, money laundering law, anti-terrorism law or regulation, anti-boycott regulations or embargo regulations, or (v) is currently subject to any United States sanctions administered by the Office of Foreign Assets Control of the United States Treasury Department (“OFAC”) and the Company will not knowingly, directly or indirectly, use the proceeds of the sale of the Securities, or lend, contribute or otherwise make available such proceeds to any Company Subsidiary, joint venture partner or other person or entity, towards any sales or operations in any country sanctioned by OFAC or for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(t) Environmental Liability. Except as disclosed in Specified SEC Reports, neither the Company nor any Company Subsidiary (i) is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “Environmental Laws”), (ii) is liable for any off-site disposal or contamination pursuant to any Environmental Laws, (iii) is subject to any legal, administrative, or other proceeding, claim or action of any nature relating to any Environmental Laws or (iv) owns or operates any real property contaminated with any substance in violation of any Environmental Laws; in each case, which violation, contamination, liability, ownership, operation or proceeding, claim or action has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company; and, to the Company’s knowledge, there is no pending or threatened investigation that might lead to such a proceeding, claim or action or any reasonable basis for any such proceeding, claim or action.

(u) Anti-Takeover Provisions. The Company and the Board of Directors have taken all actions necessary to ensure that the Company, on the one hand, and the Investor and the Other Investors, on the other hand, will not be subject to the restrictions set forth in Article 14 and Article 15 of the Virginia Stock Corporation Act (the “VSCA”) (each of such articles, a “Takeover Law”) as a result of the execution and delivery of the Transaction Documents and the consummation of the transactions contemplated thereby. In the case that such transactions are subject to such provisions or laws, the Board of Directors shall take all necessary action to ensure that such transactions shall be deemed to be exceptions to such provisions or laws, including, but not limited to, the approval of such transactions as contemplated thereunder. The Company has not adopted any shareholder rights plan or similar arrangement relating to accumulations of Beneficial Ownership of Common Stock or a change in control of the Company.

(v) Intellectual Property. (i) The Company and the Company Subsidiaries own (free and clear of any claims, Liens, encumbrances, exclusive licenses or non-exclusive licenses not granted in the ordinary course of business) or have a valid license to use all Intellectual Property used in or necessary to carry on their business as currently conducted, and (ii) such Intellectual Property referenced in clause (i) above is valid, subsisting and enforceable, and is not subject to any outstanding order, judgment, decree or agreement adversely affecting the Company’s or the Company Subsidiaries’ use of, or rights to, such Intellectual Property. The Company and the Company Subsidiaries have sufficient rights to use all Intellectual Property used in their business as presently conducted, all of which rights shall survive unchanged the consummation of the transactions contemplated by this Agreement and the other Transaction Documents. Neither the Company nor any Company Subsidiary has received any notice of infringement or misappropriation of, or any conflict with, the rights of others with respect to any Intellectual Property, and no reasonable basis exists for any such claim. To the Company’s knowledge, no third party has infringed, misappropriated or otherwise violated the Intellectual Property rights of the Company or the Company Subsidiaries. There is no litigation, opposition, cancellation, proceeding, objection or claim pending, asserted, or, to the Company’s knowledge, threatened against the Company or any Company Subsidiary concerning the ownership, validity, registerability, enforceability, infringement or use of, or licensed right to use, any Intellectual Property. To the knowledge of the Company, none of the Company or any of the Company Subsidiaries is using or enforcing any Intellectual Property owned by or licensed to the Company or any of the Company Subsidiaries in a manner that would be expected to result in the abandonment, cancellation or unenforceability of such Intellectual Property. The Company and each of the Company Subsidiaries has taken all reasonable measures to protect the Intellectual Property owned by or licensed to the Company or any of the Company Subsidiaries.

“Intellectual Property” shall mean: trademarks, service marks, brand names, domain names, certification marks, trade dress and other indications of origin, the goodwill associated with the foregoing and registrations in any jurisdiction of, and applications in any jurisdiction to register, the foregoing, including any extension, modification or renewal of any such registration or application; inventions, discoveries and ideas, whether patentable or not, in any jurisdiction; patents, applications for patents (including divisions, continuations, continuations in part and renewal applications), and any renewals, extensions or reissues thereof, in any jurisdiction; nonpublic information, trade secrets and confidential information and rights in any jurisdiction to limit the use or disclosure thereof by any person; writings and other works, whether copyrightable or not, in any jurisdiction; and registrations or applications for registration of copyrights in any jurisdiction, and any renewals or extensions thereof; and any similar intellectual property or proprietary rights.

(w) Brokers and Finders. Except for the Placement Agent (the fees of which are disclosed in Section 2.2(w) of the Company’s Disclosure Schedule), neither the Company nor any Company Subsidiary nor any of their respective officers, directors or employees has employed any broker or finder or incurred any liability for any financial advisory fees, brokerage fees, commissions or finder’s fees, and no broker or finder has acted directly or indirectly for the Company or any Company Subsidiary, in connection with this Agreement, the other Transaction Documents or the transactions contemplated hereby and thereby.

(x) Agreements with Regulatory Agencies. Except as disclosed in a Specified SEC Report, neither the Company nor any Company Subsidiary is subject to any cease-and-desist or other similar order or enforcement action issued by, or is a party to any written agreement, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, or is subject to any capital directive by, or since December 31, 2010, has adopted any board resolutions at the request of, any Governmental Entity that currently restricts in any material respect the conduct of its business or that in any material respect relates to its capital adequacy, its liquidity and funding policies and practices, its ability to pay dividends, its credit, risk management or compliance policies, its internal controls, its management, or its operations or business (each item in this sentence, a “Regulatory Agreement”) nor has the Company or any Company Subsidiary been advised since December 31, 2009 by any Governmental Entity that it is considering issuing, initiating, ordering or requesting any such Regulatory Agreement. Except as would not reasonably be expected to have a Material Adverse Effect on the Company or has been disclosed in a Specified SEC Report, the Company and each Company Subsidiary are in compliance in all respects with each Regulatory Agreement to which it is party or subject, and neither the Company nor any Company Subsidiary has received any written notice from any Governmental Entity indicating that either the Company or any Company Subsidiary is not in compliance in all respects with any such Regulatory Agreement.

(y) Loan Portfolio.

(1) Each of the Company and each Company Subsidiary has complied with, and all documentation in connection with the origination, processing, underwriting and credit approval of any loan, lease or other extension of credit or commitment to extend credit (“Loans”) originated, purchased or serviced by the Company or any Company Subsidiary satisfied in all respects, (i) all applicable law with respect to the origination, insuring, purchase, sale, pooling, servicing, subservicing or filing of claims in connection with Loans, including all laws relating to real estate settlement procedures, consumer credit protection, truth in lending laws, usury limitations, fair housing, transfers of servicing, collection practices, equal credit opportunity and adjustable rate mortgages, (ii) the responsibilities and obligations relating to Loans set forth in any material contract between the Company or any Company Subsidiary and any Agency, Loan Investor or Insurer, (iii) the applicable rules, regulations, guidelines, handbooks and other requirements of any Agency, Loan Investor or Insurer, and (iv) the terms and provisions of any material mortgage or other collateral documents and other Loan documents with respect to each Loan, except such non-compliance or non-satisfaction that would not reasonably be expected to have a Material Adverse Effect on the Company.

(2) No Agency, Loan Investor or Insurer (each as defined in Section 2.2(y)(3)) has (i) claimed in writing that the Company or any Company Subsidiary has violated or has not complied with the applicable underwriting standards with respect to Loans sold by the Company or any Company Subsidiary to a Loan Investor or Agency, or with respect to any sale of Loan servicing rights to a Loan Investor, (ii) imposed in writing restrictions on the activities (including commitment authority) of the Company or any Company Subsidiary or (iii) indicated in writing to the Company or any Company Subsidiary that it has terminated or intends to terminate its relationship with the Company or any Company Subsidiary for poor performance, poor Loan quality or concern with respect to the Company’s or any Company Subsidiary’s compliance with laws.

(3) For purposes of this Section 2.2(y): (i) “Agency” means the Federal Housing Administration, the Federal Home Loan Mortgage Corporation, the Farmers Home Administration (now known as Rural Housing and Community Development Services), the Federal National Mortgage Association, the United States Department of Veterans’ Affairs, the Rural Housing Service of the U.S. Department of Agriculture or any other federal or state agency with authority to (A) determine any investment, origination, lending or servicing requirements with regard to Loans originated, purchased or serviced by the Company or any Company Subsidiary or (B) originate, purchase, or service Loans, or otherwise promote lending, including state and local housing finance authorities; (ii) “Loan Investor” means any person (including an Agency) having a beneficial interest in any Loan originated, purchased or serviced by the Company or any Company Subsidiary or a security backed by or representing an interest in any such Loan; and (iii) “Insurer” means a person who insures or guarantees for the benefit of the Loan holder all or any portion of the risk of loss upon borrower default on any of the Loans originated, purchased or serviced by the Company or any Company Subsidiary, including the Federal Housing Administration, the United States Department of Veterans’ Affairs, the Rural Housing Service of the U.S. Department of Agriculture and any private mortgage insurer, and providers of hazard, title or other insurance with respect to such Loans or the related collateral.

(z) Listing of Common Stock. The shares of Common Stock to be issued under this Agreement and the other Transaction Documents meet all requirements for listing on the NASDAQ, subject to formal approval of listing by NASDAQ.

(aa) Other Private Placements. Concurrently with the execution and delivery of this Agreement, the Company has agreed to sell shares of Common Stock and Series B Preferred Stock in the Other Private Placements on terms and conditions that are substantially identical in all respects to those set forth in this Agreement, except as to (i) the number and type of Securities to be purchased and the aggregate purchase price for such Securities (but not the per share purchase price) set forth in Section 1.2 and (ii) as set forth in Section 2.2(aa) of the Disclosure Schedule.

(bb) Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company (or any Company Subsidiary) and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its Exchange Act filings and is not so disclosed.

(cc) Absence of Manipulation. The Company has not, and to the knowledge of the Company no one acting on its behalf has, taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Purchased Shares.

(dd) Adequate Capitalization. As of September 30, 2012, the Bank met or exceeded the standards necessary to be considered “well capitalized” under the FDIC’s regulatory framework for prompt corrective action.

(ee) Acknowledgment Regarding Purchase of Securities. The Company acknowledges and agrees that the Investor is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that the Investor is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by the Investor or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Investor’s purchase of the Securities.

(ff) Shell Company Status. The Company is not, and has never been, an issuer identified in Rule 144(i)(1).

(gg) Fees and Expenses. The Company does not expect that all closing fees and expenses (including all costs to be incurred to register the Registrable Securities), the fees and expenses of any Company advisors (including Company counsel and other professional fees), and fees and expenses of any broker or finders that the Company is responsible for (including the fees and expenses of the Placement Agent) will exceed $3.9 million in the aggregate.

(hh) Support Agreements. Each of the directors and executive officers of the Company in office as of the date of this Agreement have entered into a Support Agreement in substantially the form attached hereto as Exhibit H (each agreement, a “Support Agreement”).

(ii) Change in Control. The consummation of the transactions contemplated by this Agreement and the Other Private Placements will not trigger any rights under any “change of control” provision in any Significant Agreement or Benefit Plan to which the Company or any Company Subsidiary is a party, which results in payments to the counterparty or the acceleration of vesting of benefits.

2.3 Representations and Warranties of the Investor. The Investor hereby represents and warrants as of the date of this Agreement and as of the Closing Date (except to the extent made only as of a different specified date, in which case as of such date), solely with respect to itself and, where expressly indicated, its Affiliates, to the Company that:

(a) Organization and Authority. The Investor is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization, is duly qualified to do business and is in good standing in all jurisdictions where its ownership or leasing of property or the conduct of its business requires it to be so qualified and failure to be so qualified would have a Material Adverse Effect on such Investor, and has the requisite corporate, partnership, limited liability company or other power and authority to own its properties and assets and to carry on its business as it is now being conducted.

(b) Authorization.

(1) The Investor has the requisite corporate, partnership, limited liability company or other power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery, and performance of this Agreement by the Investor and the consummation of the transactions contemplated hereby have been duly authorized by the Investor’s board of directors, general partner, managing members, investment committee or other authorized persons, as the case may be (if such authorization is required), and no further approval or authorization by any of such persons, as the case may be, is required. This Agreement has been duly and validly executed and delivered by the Investor and, assuming due authorization, execution and delivery of this Agreement by the Company, is a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganizations, fraudulent transfer, or similar laws affecting creditors generally or by general equitable principles (whether applied in equity or at law). No other corporate, partnership, limited liability company or other proceedings are necessary for the execution and delivery by the Investor of this Agreement, the performance by it of its obligations hereunder or the consummation by it of the transactions contemplated hereby.

(2) Neither the execution, delivery, and performance by the Investor of this Agreement, nor the consummation of the transactions contemplated hereby, nor compliance by the

Investor with any of the provisions hereof, will (i) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration of, or result in the creation of, any Lien upon any of the properties or assets of such Investor under any of the terms, conditions or provisions of (A) its applicable governing documents, or (B) any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which the Investor is a party or by which it may be bound, or to which the Investor or any of the properties or assets of such Investor may be subject, or (ii) subject to compliance with the statutes and regulations referred to in the next paragraph and assuming the accuracy of the representations and warranties of the Company and the performance of the covenants and agreements of the Company contained herein, violate any ordinance, permit, concession, grant, franchise, law, statute, rule, regulation or any judgment, ruling, order, writ, injunction or decree of a Governmental Entity applicable to such Investor or any of its respective properties or assets except in the case of clauses (i)(B) and (ii) for such violations, conflicts and breaches as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Investor.

(3) Other than (i) the matters described in Section 1.2(b)(1)(vii), (ii) passivity or anti-association commitments that may be required by the Federal Reserve and (iii) the securities or blue sky laws of the various states and except as otherwise provided in this Agreement, and assuming the accuracy of the representations and warranties of the Company and the performance of the covenants and agreements of the Company contained herein, no material notice to, registration, declaration or filing with, exemption or review by, or authorization, order, consent or approval of, any Governmental Entity, or expiration or termination of any statutory waiting period, is necessary for the consummation by the Investor of the transactions set forth in this Agreement.

(c) Purchase for Investment. The Investor acknowledges that the Securities have not been registered under the Securities Act or under any state securities laws. The Investor (1) is acquiring the Securities pursuant to an exemption from registration under the Securities Act for its own account solely for investment with no present intention or plan to distribute any of the Securities to any person nor with a view to or for sale in connection with any distribution thereof, (2) will not sell or otherwise dispose of any of the Securities, except in compliance with the registration requirements or exemption provisions of the Securities Act and any other applicable securities laws, (3) has such knowledge and experience in financial and business matters and in investments of this type that it is capable of evaluating the merits and risks of its investment in the Securities and of making an informed investment decision and has so evaluated the merits and risks of such investment, (4) is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment and (5) is an “accredited investor” (as that term is defined by Rule 501 under the Securities Act); provided, however, that by making the representations herein, the Investor does not agree to hold any of the Securities for any minimum period of time and reserves the right at all times to sell or otherwise dispose of all or any part of such Securities pursuant to an effective registration statement under the Securities Act or under an exemption from such registration in compliance with applicable federal and state securities laws. Without limiting any of the foregoing, neither the Investor nor any of its Affiliates has taken, and the Investor will not, and will cause its Affiliates not to, take any action that would otherwise cause the Securities to be subject to the registration requirements of the Securities Act.

(d) Access to Information. The Investor acknowledges that it has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and the Company Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

(e) Independent Investment Decision. The Investor has independently evaluated the merits of its decision to purchase the Securities pursuant to this Agreement. The Investor understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Investor in connection with the purchase of the Securities constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities.

(f) Reliance on Exemptions. The Investor understands and acknowledges that the Securities being offered and sold to it in reliance on specific exemptions from the registration requirements of U.S. federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Investor’s compliance with, the representations, warranties, agreements, covenants, acknowledgements and understandings of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Securities.

(g) No Governmental Review; Not Deposits and Uninsured. The Investor understands that no U.S. federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities. The Investor understands that the Securities are not savings or deposit accounts or other obligations of the Bank or any other Company Subsidiary, and the Securities are not insured by the FDIC or any other Governmental Entity.

(h) Residency. The Investor’s residence (if an individual) or office in which its investment decision with respect to the Purchased Shares was made (if an entity) are located at the address set forth for the Investor in Section 6.7 of this Agreement.

(i) Ownership.

(1) As of the date of this Agreement, other than as set forth on its signature page hereto, the Investor is not the owner of record or the Beneficial Owner of shares of Common Stock, securities convertible into or exchangeable for Common Stock, or any other equity or equity-linked security of the Company or any Company Subsidiary.

(2) Assuming the accuracy of the representations and warranties of the Company and the performance of the covenants and agreements of the Company contained herein, the purchase of Securities hereunder shall not cause the Investor, together with any other person whose Beneficial Ownership of Company securities would be aggregated with the Investor’s Beneficial Ownership of Company securities for purposes of any bank regulation or law, to collectively be deemed to own, control or have the power to vote securities which (assuming, for this purpose only, full conversion and/or exercise of such securities by the Investor) would represent more than 9.9% of the Voting Securities of the Company outstanding at such time.

(j) Financial Capability. The Investor has or will have immediately available funds necessary to pay the Purchase Price and consummate the Closing, as of the date of the Closing, on the terms and conditions contemplated by this Agreement.

(k) Knowledge as to Conditions. As of the date of this Agreement, the Investor knows of no reason why it would be reasonable to expect that any regulatory approvals with respect to the Investor and, to the extent necessary, any other approvals, authorizations, filings, registrations, and notices with respect to the Investor required or otherwise a condition to the consummation of the transactions contemplated by the Transaction Documents cannot, or should not, be obtained.

(l) Brokers and Finders. Neither the Investor nor its Affiliates or any of their respective officers, directors or employees has employed any broker or finder or incurred any liability for any financial advisory fees, brokerage fees, commissions or finder’s fees, and no broker or finder has acted directly or indirectly for the Investor or any of its Affiliates, in connection with this Agreement or the transactions contemplated hereby. The Investor acknowledges that it is purchasing the Securities directly from the Company and not from the Placement Agent.

(m) No General Solicitation. Investor: (i) became aware of the offering of the Common Stock and the Series B Preferred Stock, and the Purchased Shares were offered to Investor, solely by direct contact between Investor and the Company or the Placement Agent, and not by any other means, including any form of “general solicitation” or “general advertising” (as such terms are used in Regulation D promulgated under the Securities Act and interpreted by the SEC); (ii) reached its decision to invest in the Company independently from any Other Investor; (iii) has entered into no agreements with shareholders of the Company or Other Investors for the purpose of controlling the Company or any of its subsidiaries; and (iv) has entered into no agreements with shareholders of the Company or the Other Investors regarding voting or transferring Investor’s interest in the Company.

(n) OFAC and Anti-Money Laundering. The Investor understands, acknowledges, represents and agrees that (i) the Investor is not the target of any sanction, regulation, or law promulgated by the OFAC, the Financial Crimes Enforcement Network or any other U.S. governmental entity (“U.S. Sanctions Laws”); (ii) the Investor is not owned by, controlled by, under common control with, or acting on behalf of any person that is the target of U.S. Sanctions Laws; (iii) the Investor is not a “foreign shell bank” and is not acting on behalf of a “foreign shell bank” under applicable anti-money laundering laws and regulations; (iv) the Investor’s entry into this Agreement or consummation of the transactions contemplated hereby will not contravene U.S. Sanctions Laws or applicable anti-money laundering laws or regulations; (v) the Investor will promptly provide to any regulatory or law enforcement authority such information or documentation as may be required to comply with U.S. Sanctions Laws or applicable anti-money laundering laws or regulations; and (vi) the Company may provide to any regulatory or law enforcement authority information or documentation regarding, or provided by, the Investor for the purposes of complying with U.S. Sanctions Laws or applicable anti-money laundering laws or regulations.

(o) No Outside Discussion of Offering. As of the date of this Agreement, the Investor has not discussed the offering with any other party or potential investors (other than the Company, the Placement Agent, and Investor’s authorized representatives, advisors and counsel), except as expressly permitted under the terms of this Agreement.

ARTICLE III

Covenants

3.1 Filings; Other Actions.

(a) The Investor and the Company will cooperate and consult with each other and use commercially reasonable efforts to prepare and file all necessary and customary documentation, to effect all necessary and customary applications, notices, petitions, filings, and other documents, and to obtain all necessary and customary permits, consents, orders, approvals, and authorizations of, or any exemption by, all third parties and Governmental Entities, and expiration or termination of any applicable waiting periods, (i) necessary or advisable to consummate the transactions contemplated by this Agreement, and to perform the covenants contemplated by this Agreement and (ii) with respect to the Investor, to the extent typically provided by the Investor to such third parties or Governmental Entities, as applicable, under the Investor’s policies consistently applied and subject to such confidentiality requests as the Investor may reasonably seek. Each party shall execute and deliver both before and after the Closing such further certificates, agreements, and other documents and take such other actions as the other party may reasonably request to consummate or implement such transactions or to evidence such events or matters, subject, in each case, to clauses (i) and (ii) of the first sentence of this Section 3.1(a). In particular, the Company will use its commercially reasonable efforts to help the Investor promptly obtain or submit, as the case may be, as promptly as practicable, the approvals and authorizations of, filings and registrations with, and notifications to, or expiration or termination of any applicable waiting period, all notices to and, to the extent required by applicable law or regulation, consents, approvals, or exemptions from bank regulatory authorities, for the transactions contemplated by this Agreement. Notwithstanding anything herein to the contrary, the Investor and its

Affiliates are not subject to any covenant or agreement under this Agreement to file any application or notice under the BHC Act in connection with any of the transactions contemplated hereby. To the extent required by the Federal Reserve, the Investor shall enter into one or more passivity agreements not more restrictive in any material respect than in the form attached hereto as Exhibit D. The Company shall use, and cause its Affiliates to use, commercially reasonable efforts to obtain all approvals required to be obtained by the Company in connection with the transactions contemplated by the Transaction Documents, including responding fully to all requests for additional information from the Federal Reserve, the FDIC and the BFI. The Investor and the Company will each have the right to review in advance, and to the extent practicable, each will consult with the other, in each case subject to applicable laws relating to the exchange of information, all the information (other than confidential information) relating to such other party, and any of their respective Affiliates, which appears in any filing made with, or written materials submitted to, any third party or any Governmental Entity in connection with the transactions contemplated by this Agreement; provided, however, that the Company shall not allow any Other Investor to review any such information relating to the Investor. In exercising the foregoing right, each of the parties hereto agrees to act reasonably and as promptly as practicable. Each party hereto agrees to keep the other party apprised of the status of matters relating to completion of the transactions contemplated hereby. The Investor and the Company shall promptly furnish each other to the extent permitted by applicable laws with copies of written communications received by them or their subsidiaries from, or delivered by any of the foregoing to, any Governmental Entity in respect of the transactions contemplated by this Agreement. Notwithstanding anything in this Section 3.1 or elsewhere in this Agreement to the contrary, the Investor shall not be required to provide to the Company any of its, its Affiliates’, its investment advisor’s or its or their control persons’ or equity holders’ nonpublic, proprietary, personal or otherwise confidential information including the identities of limited partners, shareholders or members of the Investor or its Affiliates or their investment advisors (collectively, the “Investor Confidential Information”).

(b) Each party agrees, upon request, to furnish the other party with all information (other than Investor Confidential Information) concerning itself, its subsidiaries, Affiliates, directors, officers, partners, and shareholders and such other matters as may be reasonably necessary or advisable in connection with any statement, filing, notice, or application made by or on behalf of such other party or any of its subsidiaries to any Governmental Entity in connection with this Agreement. Notwithstanding anything in this Section 3.1 or elsewhere in this Agreement to the contrary, (A) the Investor shall not be required to provide any materials to the Company that it deems private or confidential and (B) the Investor shall provide information only to the extent typically provided by the Investor to such Governmental Entities and subject to such confidentiality requests as such Investor may reasonably seek.

(c) From the date of this Agreement until the Closing, the Company shall not, directly or indirectly, amend, modify, or waive, and the Board of Directors shall not recommend approval of any proposal to the Company’s shareholders having the effect of amending, modifying, or waiving any provision in the Articles of Incorporation or bylaws of the Company in any manner adverse to the Investor.

(d) The Company shall duly call, convene, give due notice of and hold a meeting of its shareholders (the “Company Shareholder Meeting”), as promptly as practicable following the date of this Agreement (and in any event the Company Shareholder Meeting shall be held no later than 40 days following the mailing of the definitive proxy statement related to the Company Shareholder Meeting), to vote on (i) a proposal to approve the issuance of the Common Stock issued pursuant to the Transaction Documents and Common Stock to be issued upon the conversion of the Series B Preferred Stock issued pursuant to the Transaction Documents, substantially to the effect described in Exhibit I attached hereto (the “Transaction Shareholder Proposal”), and (ii) a proposal to amend and restate the bylaws of the Company, substantially to the effect described in Exhibit J attached hereto (the “Board Size Shareholder Proposal”). Unless there has been a Change in Recommendation (as defined in Section 5.21(c)) in accordance with Section 5.21, the Board of Directors shall unanimously recommend to the Company’s shareholders that such shareholders vote in favor of the Shareholder Proposals (the “Board Recommendation”). Without limiting the generality of the forgoing, unless this Agreement has been terminated in accordance with its terms, the Shareholder Proposals shall be submitted to the Company’s shareholders pursuant to the terms of this Agreement and, for the avoidance of doubt, none of the resolutions approving this Agreement or the transactions contemplated hereby may be rescinded or amended whether or not (i) there has been a Change in Recommendation or (ii)

an Unsolicited Company Proposal (as defined in Section 5.21(b)) shall have been publicly proposed or announced or otherwise submitted to the Company or any of its directors, officers, employees, agents, consultants or advisors. In connection with the Company Shareholder Meeting, the Company shall promptly prepare and file (but in no event more than the later of (i) ten business days after the date of this Agreement or, (ii) if audited financial statements for the year ended December 31, 2012 are required to be included in the preliminary proxy statement filing pursuant to Rule 3-12 of Regulation S-X of the SEC, three business days after such audited financial statements are first available) with the SEC a preliminary proxy statement, shall use its commercially reasonable efforts to respond to any comments of the SEC or its staff and to cause a definitive proxy statement related to the Company Shareholder Meeting to be mailed to the Company’s shareholders not more than five business days after clearance thereof by the SEC, and shall use its reasonable best efforts to solicit proxies for such shareholder approval, including through the engagement of a proxy solicitor. The Company shall notify the Investor promptly of the receipt of any comments from the SEC or its staff with respect to the proxy statement and of any request by the SEC or its staff for amendments or supplements to such proxy statement or for additional information and will supply Investor with copies of all correspondence between the Company or any of its representatives, on the one hand, and the SEC or its staff, on the other hand, with respect to such proxy statement. If at any time prior to the Company Shareholder Meeting there shall occur any event that is required to be set forth in an amendment or supplement to the proxy statement, the Company shall as promptly as practicable prepare and mail to its shareholders such an amendment or supplement. Each of Investor and the Company agrees promptly to correct any information provided by it or on its behalf for use in the proxy statement if and to the extent that such information shall have become false or misleading in any material respect, and the Company shall as promptly as practicable prepare and mail to its shareholders an amendment or supplement to correct such information to the extent required by applicable laws and regulations. The Company shall consult with Investor prior to filing any proxy statement, or any amendment or supplement thereto, and provide Investor with a reasonable opportunity to comment thereon. Unless there has been a Change in Recommendation, the Board Recommendation shall be included in the proxy statement filed in connection with obtaining such shareholder approval. If on the date of the Company Shareholder Meeting, the Company (i) has not previously effected a Change in Recommendation and (ii) has not received proxies representing a sufficient number of shares of Common Stock to obtain shareholder approval of the Shareholder Proposals, the Company shall adjourn the Company Shareholder Meeting until such date as shall be mutually agreed and, subject to the terms and conditions of this Agreement, shall continue to use reasonable best efforts, together with its proxy solicitor, to solicit proxies from shareholders of the Company relating to shareholder approval of the Shareholder Proposals.

3.2 Use of Proceeds; Expenses.

(a) The Company shall use the gross proceeds from the sale of the Securities to the Investor and the closing of the transactions contemplated by the Other Private Placements to strengthen the financial position of the Company and the Bank, possibly including, subject to the receipt of all required regulatory approvals, the repurchase of all or a portion of the issued and outstanding shares of Company Preferred Stock issued to the U.S. Treasury as part of the CPP under the TARP.

(b) At and conditioned upon the Closing, the Company shall reimburse up to $150,000 of the reasonable and documented costs and expenses incurred by the Investor (including legal fees) in connection with the transactions contemplated by this Agreement. Other than as set forth in the preceding sentence and in Section 5.7(b), each of the Company and the Investor will bear and pay all costs and expenses incurred by it or on its behalf in connection with the transactions contemplated under this Agreement.

3.3 Access, Information and Confidentiality.

(a) From the date of this Agreement, until the date when the shares of Common Stock owned by the Investor and its Affiliates and, for purposes of this Section 3.3, persons who share a common discretionary investment advisor with the Investor, in the aggregate represent less than 2.0% of all of the outstanding Common Stock (provided that, in making such calculation, (i) all shares of Common Stock into or for which shares of any securities owned by the Investor are directly or indirectly convertible or exercisable, which, for the avoidance of doubt, shall include those shares of Common Stock issuable upon the conversion of shares of Series B Preferred Stock, shall be included in the numerator, (ii) the shares described in clause (i) and all such shares owned by or attributed to Other Investors shall be included in the denominator, and (iii) all securities issued by the Company after the Closing Date other than in connection with an issuance in which the Investor (or a permitted assignee under Section 6.8) was offered the right to purchase its pro rata portion of such securities in accordance with Section 5.12 shall be excluded from the denominator), the Company will ensure that upon reasonable notice, and in such a manner as not to interfere unreasonably with the conduct of the business of the Company the Company and its subsidiaries will afford to the Investor and its representatives (including employees of the Investor, and counsel, accountants, financial and investment banking advisors and other professionals retained by the Investor) once per calendar quarter (i) such access during normal business hours to its books, records, properties and personnel and to such other information as the Investor may reasonably request and (ii) reasonable opportunities to routinely consult with the management of the Company and its subsidiaries on matters relating to the operation of the Company. The Company agrees to consider, in good faith, the recommendations of the Investor or its designated representative in connection with the matters on which it is consulted as described above, recognizing that the ultimate discretion with respect to all such matters shall be retained by the Company. Notwithstanding anything in this Agreement to the contrary, at no time will the Company provide to the Investor any material non-public information unless the Investor shall have specifically requested such disclosure in writing from the Company.

(b) Each party to this Agreement will hold, and will cause its respective subsidiaries and their directors, officers, employees, agents, consultants, and advisors to hold, in strict confidence, unless disclosure to a Governmental Entity is necessary or appropriate in connection with any necessary regulatory approval, or request for information or similar process, or unless compelled to disclose by judicial or administrative process or, in the written opinion of its counsel, by other requirement of law or the applicable requirements of any Governmental Entity (in which case, the party permitted to disclose such information shall, to the extent legally permissible and reasonably practicable, provide the other party with prior written notice of such permitted disclosure), all nonpublic records, books, contracts, instruments, computer data and other data and information (collectively, “Information”) concerning the other party hereto furnished to it by such other party or its representatives pursuant to this Agreement, including but not limited to as set forth in Section 3.3(a) (except to the extent that such information can be shown to have been (1) previously known by such party on a nonconfidential basis, (2) in the public domain through no fault of such party, or (3) later lawfully acquired from other sources by the party to which it was furnished), and neither party hereto shall release or disclose such Information to any other person, except its auditors, attorneys, financial advisors, other consultants, and advisors with the express understanding that such parties will maintain the confidentiality of the Information and, to the extent permitted above, to bank regulatory authorities.

3.4 Transfer. The Company shall cooperate, in accordance with reasonable and customary business practices with any and all transfers, whether by direct or indirect sale, assignment, award, confirmation, distribution, bequest, donation, trust, pledge, encumbrance, hypothecation or other transfer or disposition, for consideration or otherwise, whether voluntarily or involuntarily, by operation of law or otherwise, by the Investor or any of its successors and assigns of the Securities and other shares of Common Stock such party may beneficially own prior to or subsequent to the date hereof.

3.5 Reasonable Efforts. The Company agrees to use its commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the Investor in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement and the Transaction Documents, including using commercially reasonable efforts to accomplish the following: (a) the taking of all reasonable acts necessary to cause the conditions to Closing to be satisfied; (b) the obtaining of all necessary actions or nonactions, waivers, consents and approvals from Governmental Entities and the making of all necessary registrations and filings and the taking of all reasonable steps necessary to obtain an approval or waiver from, or to avoid an action or proceeding by, any Governmental Entity; (c) the obtaining of all necessary consents, approvals or waivers from third parties and obtaining approval of the Shareholder Proposals; and (d) the execution and delivery of any additional instruments necessary to consummate the transactions contemplated by, and to fully carry out the purposes of, this Agreement and the Transaction Documents.

3.6 Shareholder Litigation. The Company shall promptly inform the Investor of any claim, action, suit, arbitration, mediation, demand, hearing, investigation or proceeding (“Shareholder Litigation”) against the Company, any Company Subsidiary or any of the past or present executive officers or directors of the Company or any Company Subsidiary that is threatened in writing or initiated by or on behalf of any shareholder of the Company in connection with or relating to the transactions contemplated hereby or by the Transaction Documents. The Company shall consult with the Investor and keep the Investor informed of all material filings and developments relating to any such Shareholder Litigation.

3.7 Most Favored Nation. During the period from the date hereof through the Closing, neither the Company nor any of the Company Subsidiaries shall enter into any additional, or modify any existing, agreements with any existing or future investors in the Company or any of the Company Subsidiaries (including the Other Private Placements) that have the effect of establishing rights or otherwise benefitting such investor in a manner more favorable in any respect to such investor than the rights and benefits established in favor of the Investor by this Agreement (except as set forth in Section 3.7 of the Disclosure Schedule), unless, in any such case, the Investor has been offered such rights and benefits.

3.8 Notice of Certain Events. Each party hereto shall promptly notify the other party hereto of (a) any event, condition, fact, circumstance, occurrence, transaction or other item of which such party becomes aware prior to the Closing that would constitute a violation or breach of the Transaction Documents (or a breach of any representation or warranty contained herein or therein) or, if the same were to continue to exist as of the Closing Date, would constitute the non-satisfaction of any of the conditions set forth in Section 1.2 hereof, and (b) any event, condition, fact, circumstance, occurrence, transaction or other item of which such party becomes aware which would have been required to have been disclosed pursuant to the terms of this Agreement had such event, condition, fact, circumstance, occurrence, transaction or other item existed as of the date hereof; provided that delivery of any notice pursuant to this Section 3.8 shall not modify the representations, warranties, covenants, agreements or obligations of the parties (or remedies with respect thereto) or the conditions to the obligations of the parties under this Agreement. Notwithstanding the foregoing, neither party shall be required to take any action that would jeopardize such party’s attorney-client privilege.

3.9 Conduct of the Business. Prior to the earlier of the Closing Date and the termination of this Agreement pursuant to Article IV, the Company shall, and, shall cause each Company Subsidiary to: (a) use commercially reasonable efforts to carry on its business in the ordinary course of business and use commercially reasonable efforts to maintain and preserve its and such Company Subsidiary’s business (including its organization, assets, properties, goodwill and insurance coverage) and preserve business relationships with customers, vendors, strategic partners and others having business dealings with it; provided, that nothing in this clause (a) shall require any actions or inaction that the Board of Directors may, in good faith, determine to be inconsistent with their duties or the Company’s obligations under applicable law or imposed by any Governmental Entity; (b) refrain from (1) declaring, setting aside or paying any distributions or dividends on, or making any other distributions (whether in cash, securities or other property) in respect of, any of its capital stock; (2) splitting, combining or reclassifying any of its capital stock or issuing or authorizing the issuance of any other securities in respect of, in lieu of or in substitution for capital stock or any of its other securities; (3) purchasing, redeeming or otherwise acquiring any capital stock or any of its other securities or any rights, warrants or options to acquire any such capital stock or other securities; (4) issuing, delivering, selling, granting, pledging or otherwise disposing of or encumbering any capital stock, any other Voting Securities or any securities convertible into or exchangeable for, or any rights, warrants or options to acquire, any such capital stock, Voting Securities or convertible or exchangeable securities, other than any issuance of Common Stock on exercise of any compensatory stock options outstanding on the date of this Agreement; or (5) entering into any contract with respect to, or otherwise agreeing or committing to do, any of the foregoing; and (c) to the extent reasonably practicable, shall consult with the Investor prior to taking any material actions outside of the ordinary course of business; provided that the Company shall not consult with the Investor with respect to such material actions or provide any material non-public information to the Investor unless the Company first seeks and obtains the Investor’s prior consent to be so consulted or to receive such information. Additionally, except as required pursuant to existing written, binding agreements in effect prior to the date hereof and set forth in Section 3.9 of the Disclosure Schedule, and with respect to clauses (i) and (ii) except in the ordinary course of business consistent with past practice, prior to the earlier of the Closing Date and the termination of this Agreement pursuant to Article IV, the Company shall and shall cause the Company Subsidiaries to not take any of the following actions: (i) grant or provide any severance or termination payments or benefits to any director, officer or employee of the Company or any of the Company Subsidiaries; (ii) increase the compensation, bonus or pension, welfare, severance or other benefits of, pay any bonus to, or make any new equity awards to any director, officer or employee of the Company or any of the Company Subsidiaries; (iii) establish, adopt, amend or terminate any Benefit Plan or amend the terms of any outstanding equity-based awards, except as may be required by applicable law; (iv) take any action to accelerate the vesting or payment, or fund or in any other way secure the payment, of compensation or benefits under any Benefit Plan, to the extent not already provided in any such Benefit Plan; (v) change any actuarial or other assumptions used to calculate funding obligations with respect to any Benefit Plan or to change the manner in which contributions to such plans are made or the basis on which such contributions are determined, except as may be required by GAAP; (vi) forgive any loans to directors, officers or employees of the Company or any of the Company Subsidiaries; or (vii) enter into any contract with respect to, or otherwise agree or commit to do, any of the foregoing; provided, that in no event shall any increase of any payment in the ordinary course of business under clause (ii) increase such person’s compensation by more than 5% in the aggregate except as set forth in Section  3.9 of the Disclosure Schedule.

3.10 Enforcement of Support Agreements. The Company will use commercially reasonable efforts to enforce the Support Agreements, unless (i) this Agreement has been terminated in accordance with its terms or (ii) the Board of Directors has effected a Change in Recommendation or resolved or publicly announced its intention to do so.

ARTICLE IV

Termination

4.1 Termination. This Agreement may be terminated prior to the Closing:

(a) by mutual written agreement of the Company and the Investor;

(b) by any party, upon written notice to the other party, in the event that the Closing does not occur on or before the date that is 150 days after the date hereof (such date, the “Outside Date”); provided, however, that the right to terminate this Agreement pursuant to this Section 4.1(b) shall not be available to any party whose failure to fulfill any obligation under this Agreement shall have been the cause of, or shall have resulted in, the failure of the Closing to occur on or prior to the Outside Date;

(c) by any party, upon written notice to the other party, if the Company’s shareholders shall have not approved the Shareholder Proposals upon a vote taken thereon at the Company Shareholder Meeting or at any adjournment or postponement thereof; provided, however, that the right to terminate this Agreement pursuant to this Section 4.1(c) shall not be available to any party whose failure to fulfill any obligation under this Agreement shall have been the cause of, or shall have resulted in, the failure of such approvals to have been so received;

(d) by the Investor, upon written notice to the Company, if (i) there has been a breach of any representation, warranty, covenant or agreement made by the Company in this Agreement, or any such representation and warranty shall have become untrue after the date of this Agreement, such that Section 1.2(b)(1)(ii) or Section 1.2(b)(1)(iv) would not be satisfied and (ii) such breach or condition is not curable or, if curable, is not cured prior to the date that would otherwise be the Closing Date in absence of such breach or condition; provided that this Section 4.1(d) shall only apply if the Investor is not in material breach of any of the terms of this Agreement;

(e) by the Company, upon written notice to the Investor, if (i) there has been a breach of any representation, warranty, covenant or agreement made by the Investor in this Agreement, or any such representation and warranty shall have become untrue after the date of this Agreement, such that Section 1.2(b)(2)(i)

or Section 1.2(b)(2)(iv) would not be satisfied and (ii) such breach or condition is not curable or, if curable, is not cured prior to the date that would otherwise be the Closing Date in absence of such breach or condition; provided that this Section 4.1(e) shall only apply if the Company is not in material breach of any of the terms of this Agreement;

(f) by any party, upon written notice to the other parties, in the event that any Governmental Entity shall have issued any order, decree or injunction or taken any other action restraining, enjoining or prohibiting any of the transactions contemplated by this Agreement, and such order, decree, injunction or other action shall have become final and nonappealable;

(g) by the Investor, upon written notice to the Company, if the Investor or any of its Affiliates receives written notice from or is otherwise advised by, the Federal Reserve or the BFI that the Federal Reserve or the BFI, as applicable, will not grant (or intends to rescind or revoke if previously granted) any of the confirmations or determinations referred to in Section 1.2(b)(1)(vii);

(h) by any party, upon written notice to the other parties, if the Company has entered into a binding written agreement with respect to a Superior Proposal in compliance with Section 5.21 and has paid or caused to be paid the Termination Fee (as defined in Section 4.2(b)) to the Investor in compliance with Section 4.2(b); or

(i) prior to the time at which the Company’s shareholders shall have approved the Shareholder Proposals, by the Investor, upon written notice to the Company, if (A) the Board of Directors shall have failed to make the Board Recommendation in the proxy statement filed in connection with obtaining shareholder approval of the Shareholder Proposals, effected a Change in Recommendation or resolved or publicly announced its intention to do so or approved or recommended any Acquisition Transaction (as defined in Section 5.21(g)) (other than those contemplated by the Transaction Documents) or resolved or publicly announced its intention to do so; (B) the Company shall have materially breached Section 3.1(d) or Section 5.21; or (C) a tender offer or exchange offer for the outstanding shares of Common Stock has been commenced and the Board of Directors recommends that the shareholders of the Company tender their shares in such tender or exchange offer or otherwise fails to recommend that the shareholders of the Company reject such tender offer or exchange offer with the ten business day period specified in Rule 14e-2(a) under the Exchange Act.

4.2 Effects of Termination.

(a) In the event of any termination of this Agreement as provided in Section 4.1, this Agreement (other than Section 3.2(b), Section 3.3(b) (except, in respect of any party, in connection with litigation against it by the other party or its Affiliates), this Section 4.2, Section 5.6 and Article VI, which shall remain in full force and effect) shall forthwith become wholly void and of no further force and effect; provided, that nothing herein shall relieve any party from liability for willful breach of this Agreement, except that if the Termination Fee is paid to the Investor, such payment shall be the sole remedy available to the Investor in the event of any termination of this Agreement.

(b) If either the Company or the Investor terminates this Agreement pursuant to Section 4.1(h) or the Investor terminates this Agreement pursuant to Section 4.1(i), the Company shall pay or cause to be paid to the Investor by wire transfer of immediately available funds to an account designated by the Investor in writing to the Company a sum equal to five percent of the Purchase Price (the “Termination Fee”). The amount of the Termination Fee shall be in lieu of any amount payable by the Company to Investor and its Affiliates pursuant to Section 3.2(b). If the Company terminates this Agreement pursuant to Section 4.1(h), the Termination Fee shall be paid in same-day funds prior to or simultaneously with the termination of this Agreement. If the Investor terminates this Agreement pursuant to Section 4.1(h) or 4.1(i), the Termination Fee shall be paid by the Company within one business day of the termination of this Agreement.

(c) If the Investor terminates this Agreement pursuant to Section 4.1(b) and the Company (i) has engaged in communications with regard to an Unsolicited Company Proposal pursuant to Section 5.21(b) and has not notified the Investor in writing of the Company’s rejection of such Unsolicited Company

Proposal or (ii) has not held the Company Shareholder Meeting, in each case as of the date of such termination, the Company shall pay or cause to be paid to the Investor by wire transfer of immediately available funds to an account designated by the Investor in writing to the Company the Termination Fee within one business day of the termination of this Agreement. The amount of the Termination Fee shall be in lieu of any amount payable by the Company to Investor and its Affiliates pursuant to Section 3.2(b).

(d) In the event that (i) a third party shall have made a proposal with respect to an Acquisition Transaction, which proposal has been publicly disclosed or has been made known to senior management of the Company, or any person shall have publicly announced or made known to senior management of the Company an intention (whether or not conditional) to make a proposal with respect to an Acquisition Transaction and (ii) the Company has not notified the Investor in writing of the Company’s rejection of such proposal or intended proposal, and thereafter this Agreement is terminated by the Investor pursuant to Section 4.1(d), the Company shall pay or cause to be paid to the Investor by wire transfer of immediately available funds to an account designated by the Investor in writing to the Company the Termination Fee within one business day of the termination of this Agreement. The amount of the Termination Fee shall be in lieu of any amount payable by the Company to Investor and its Affiliates pursuant to Section 3.2(b).

(e) The parties acknowledge that the agreements contained in this Section 4.2 are an integral part of the transactions contemplated by this Agreement, and that without these agreements, they would not enter into this Agreement; accordingly, if the Company fails to pay or cause to be paid promptly any fee payable by it pursuant to this Section 4.2, then the Company shall pay or cause to be paid to the Investor, its costs and expenses (including attorneys’ fees) in connection with collecting such fee, together with interest on the amount of the fee at the prime rate of Citibank, N.A. from the date such payment was due under this Agreement until the date of payment.

4.3 Notice of Other Terminations. The Company shall promptly notify the Investor if any of the Other Securities Purchase Agreements are terminated.

ARTICLE V

Additional Agreements

5.1 No Rights Agreement. So long as the Investor, together with its Affiliates, and, for purposes of this Section 5.1, persons who share a common discretionary investment advisor with the Investor, in the aggregate own 5.0% or more of all of the outstanding shares of Common Stock (provided that, in making such calculation, (i) all shares of Common Stock into or for which shares of any securities owned by the Investor are directly or indirectly convertible or exercisable, which, for the avoidance of doubt, shall include those shares of Common Stock issuable upon the conversion of shares of Series B Preferred Stock, shall be included in the numerator, (ii) the shares described in clause (i) and all such shares owned by or attributed to Other Investors shall be included in the denominator, and (iii) all securities issued by the Company after the Closing Date other than in connection with an issuance in which the Investor (or a permitted assignee under Section 6.8) was offered the right to purchase its pro rata portion of such securities in accordance with Section 5.12 shall be excluded from the denominator) (such ownership interest, the “Qualifying Ownership Interest”), other than the Rights Plan, the Company shall not enter into any poison pill agreement, shareholders’ rights plan or similar agreement that shall limit the rights of the Investor and its Affiliates and associates to hold any shares of Common Stock or Series B Preferred Stock or acquire additional securities of the Company unless such poison pill agreement, shareholders’ rights plan or similar agreement grants an exemption or waiver to the Investor and its Affiliates and associates and any group in which the Investor may become a member, immediately effective upon execution of such plan or agreement, that would allow the Investor and its Affiliates and associates to acquire such additional securities of the Company. In addition, the Company agrees that any poison pill agreement, shareholders’ rights plan or similar agreement referred to in the preceding sentence shall provide to holders of Series B Preferred Stock rights no less favorable than those granted to the holders of the Common Stock of the Company.

5.2 Investor Standstill Agreements. The Investor agrees that until the earlier of (i) the third anniversary of the Closing Date or (ii) such time as it and its Affiliates no longer own a Qualifying Ownership Interest, without the prior written consent of the Company or as otherwise provided in this Section 5.2, neither it nor any of its controlled Affiliates (each, a “Standstill Affiliate”) will, directly or indirectly:

(a) in any way acquire, offer or propose to acquire or agree to acquire, other than as specifically contemplated in the Transaction Documents, Beneficial Ownership of any Voting Securities if after such acquisition the Investor or its Affiliates would have Beneficial Ownership of more than 9.9% of the outstanding Voting Securities (for the avoidance of doubt, for purposes of calculating the Beneficial Ownership of the Investor and its Affiliates hereunder, (x) any security that is convertible into, or exercisable for, any Voting Securities that is Beneficially Owned by the Investor or its Affiliates (other than any shares of Series B Preferred Stock) shall be treated as fully converted or exercised in accordance with its terms into the underlying Voting Securities, and (y) any security convertible into, or exercisable for, any Voting Securities that is not Beneficially Owned by the Investor or any of its Affiliates shall not be taken into account); provided, that, if, other than as specifically contemplated in the Transaction Documents, before the third anniversary of the Closing Date an Investor intends to acquire Economic Ownership of any Voting Securities that would result in such Investor having Economic Ownership of more than 4.9% of the outstanding Voting Securities after such acquisition and immediately prior to such acquisition, such Investor holds 4.9% or less of the then-outstanding Voting Securities, the Investor shall deliver to the Company a written notice of such intention (a “Share Acquisition Notice”) which shall specify (i) the number and type of Voting Securities over which the Investor then possesses Economic Ownership, and (ii) the number and type of Voting Securities such Investor proposes to acquire. Within 10 days following the date of delivery of the Share Acquisition Notice, the Company shall determine and advise the Investor whether, in its reasonable judgment based upon advice of outside tax counsel and tax advisors, in consultation with the Investor intending to make such acquisition and taking into account the Company’s reasonably expected future activities, such acquisition could be reasonably likely to cause an “ownership change” of the Company for purposes of Section 382 of the Code (an affirmative determination of an expected “ownership change”, an “Ownership Change Determination”). If the Company delivers an Ownership Change Determination to the Investor, such Investor may not complete the proposed acquisition; provided, however, that if the Company does not deliver an Ownership Change Determination to the Investor within 15 days after delivery to the Company of the Share Acquisition Notice, such Investor may complete the proposed acquisition within 45 days of delivery of the Share Acquisition Notice; or

(b) bring any action or otherwise act to contest the validity of this Section 5.2 (provided that neither the Investor nor any of its Standstill Affiliates shall be restricted from contesting the applicability of this Section 5.2 to the Investor or any of its Standstill Affiliates under any particular circumstance) or seek a release of the restrictions contained herein, or make a request to amend or waive any provision of this Section 5.2;

provided, nothing in this Section 5.2 shall prevent the Investor or its Standstill Affiliates from (i) voting any Voting Securities then Beneficially Owned by the Investor or its Standstill Affiliates in any manner or (ii) having private conversations with members of management or the Board of Directors regarding the policies, affairs or strategy of the Company or any Company Subsidiary.

For purposes of this Agreement, “Voting Securities” shall mean at any time shares of any class of capital stock of the Company that are then entitled to vote generally in the election of directors (including, for the avoidance of doubt, Common Stock).

Notwithstanding the foregoing, the parties hereto agree that nothing in this Section 5.2 shall apply to any portfolio company with respect to which the Investor is not the party exercising control over the decision to purchase Voting Securities or to vote such Voting Securities; provided, that the Investor does not provide to such entity any nonpublic information concerning the Company or any Company Subsidiary and such portfolio company is not acting at the request or direction of or in coordination with the Investor; and provided, further, that ownership of such shares is not attributed to the Investor under the BHC Act and the rules and regulations promulgated thereunder or any written interpretation of the foregoing by the staff of the Federal Reserve that has not been rescinded or, solely with respect to the applicability of Section 5.2(a), under Section 382 of the Code.

Notwithstanding the foregoing restrictions, if, at any time, (i) there occurs a Change in Control or (ii) any person (other than an Investor or any of its Standstill Affiliates) shall have commenced and not withdrawn a bona fide public tender or exchange offer which if consummated would result in a Change in Control (as defined below), then the limitations set forth in this Section 5.2 (other than in Section 5.2(a)) shall not be applicable to the Investor for so long as the conditions described in this paragraph continue.

For purposes of this Agreement,

“Change in Control” means, with respect to the Company, the occurrence of any one of the following events:

(1) any person is or becomes a Beneficial Owner (other than the Investor and its Affiliates), directly or indirectly, of 50% or more of the aggregate number of the Voting Securities; provided, however, that the event described in this clause (1) will not be deemed a Change in Control by virtue of any holdings or acquisitions: (i) by the Company or any of its Subsidiaries, (ii) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries; provided that such holdings or acquisitions by any such plan (other than any plan maintained under 401(k) of the Code) do not exceed 50% of the then outstanding Voting Securities, (iii) by any underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) pursuant to a Non-Qualifying Transaction (as defined below);

(2) the event described in clause (1) above in this definition of “Change in Control” (substituting all references to “50%” in such clause with “24.9%” but excluding Lead Investor and Major Investor), and in connection with such event, individuals who, on the date of this Agreement, constitute the Board of Directors (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board of Directors; provided, that any person becoming a director subsequent to the date of this Agreement whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board of Directors (either by a specific vote or by approval of the proxy statement of the relevant party in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director (except that no individuals who were not directors at the time any agreement or understanding with respect to any Business Combination or contested election is reached shall be treated as Incumbent Directors for the purposes of clause (3) below with respect to such Business Combination or this paragraph in the case of a contested election); provided, further, that the Board Representative and any board representative elected or nominated to the Board of Directors pursuant to the terms of any Other Securities Purchase Agreement shall be treated at all times as an Incumbent Director;

(3) the consummation of a merger, consolidation, statutory share exchange, or similar transaction that requires adoption by the Company’s shareholders (a “Business Combination”), unless immediately following such Business Combination: (x) more than 50% of the total voting power of the corporation resulting from such Business Combination (the “Surviving Corporation”), or, if applicable, the ultimate parent corporation that directly or indirectly has Beneficial Ownership of 100% of the voting securities eligible to elect directors of the Surviving Corporation (the “Parent Corporation”), is represented by Voting Securities that were outstanding immediately before such Business Combination (or, if applicable, is represented by shares into which such Voting Securities were converted pursuant to such Business Combination), and (y) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Business Combination were Incumbent Directors at the time the Company’s Board of Directors approved the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies all of the criteria specified in (x) and (y) above will be deemed a “Non-Qualifying Transaction”);

(4) the shareholders of the Company approve a plan of liquidation or dissolution of the Company or a sale of all or substantially all of the Company’s assets; or

(5) the Company has entered into a definitive agreement, the consummation of which would result in the occurrence of any of the events described in clauses (1) through (4) of this definition above.

5.3 Compliance with Laws. Notwithstanding any other provision of this Article V, the Investor covenants that the Securities will be disposed of only pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act, or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and in compliance with any applicable state, federal or foreign securities laws. In connection with any transfer of the Purchased Shares other than (i) pursuant to an effective registration statement, (ii) to the Company or (iii) pursuant to Rule 144 promulgated under the Securities Act (provided that the transferor provides the Company with reasonable assurances (in the form of a customary seller representation letter and, if applicable a customary broker representation letter) that such securities may be sold pursuant to such rule), the Company may require the transferor thereof to provide to the Company and the Company’s transfer agent, at the transferor’s expense, an opinion of counsel selected by the transferor and reasonably acceptable to the Company and the Company’s transfer agent, the form and substance of which opinion shall be reasonably satisfactory to the Company and such transfer agent, to the effect that such transfer does not require registration of such Securities under the Securities Act. As a condition of transfer (other than pursuant to clauses (i), (ii) or (iii) of the preceding sentence), any such transferee shall agree in writing to be bound by the terms of this Agreement and, except as otherwise set forth in this Agreement, shall have the rights of the Investor under this Agreement with respect to such transferred Securities.

5.4 Legend.

(a) The Investor agrees that all certificates or other instruments representing the Securities (which, for purposes of this Section 5.4, shall include the Purchased Shares, as well as any shares of Common Stock issuable upon conversion of the Series B Preferred Stock) will bear a legend substantially to the following effect:

“THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS.”

(b) The legend set forth in Section 5.4(a) above shall be removed and the Company shall issue to the Investor a certificate without such legend or any other legend, or by electronic delivery at the applicable balance account at the Depository Trust Company (“DTC”), if (i) such Securities are registered for resale under the Securities Act (provided that, if the Investor is selling pursuant to an effective registration statement filed by the Company in accordance with Section 5.7 hereof, the Investor agrees to sell such shares only during such time that such registration statement is effective and not withdrawn or suspended, and only as permitted by such registration statement), (ii) such Securities are sold or transferred pursuant to Rule 144 (if the transferor is not an Affiliate of the Company), or (iii) such Securities are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information requirement under Rule 144(c)(1) (or Rule 144(i)(2), if applicable) as to such securities and without volume or manner-of-sale restrictions. Following the earlier of (i) the effective date of the Shelf Registration Statement (as defined in Section 5.7) (the “Effective Date”) or (ii) Rule 144 becoming available for the resale of Securities, without the requirement for the Company to be in compliance with the current public information requirement under Rule 144(c)(1) (or Rule 144(i)(2), if applicable) as to such Securities and without volume or manner-of-sale restrictions, the Company shall deliver to its transfer agent irrevocable instructions that such transfer agent shall reissue a certificate representing the applicable Securities without legend upon receipt by such transfer agent of the legended certificates for such Securities. Any fees (with respect to the transfer agent or otherwise) associated with the removal of such legend shall be borne by the Company. Following the Effective Date, or at such earlier time as a legend is no longer required for any Securities, the Company will no later than three trading days following the delivery by an Investor to the

Company or its transfer agent (with notice to the Company) of a legended certificate representing such Securities (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to effect the reissuance and/or transfer) and a representation letter to the extent required by Section 5.3 (such third trading day, the “Legend Removal Date”), deliver or cause to be delivered to such Investor a certificate representing such Securities that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to the transfer agent that enlarge the restrictions on transfer set forth in this Section. Certificates for Securities subject to legend removal hereunder may be transmitted by the transfer agent to the Investor by crediting the account of the Investor’s prime broker with DTC as directed by the Investor.

(c) If the Company shall fail for any reason or for no reason to issue to the Investor unlegended certificates by the Legend Removal Date, then, in addition to all other remedies available to the Investor, if on or after the trading day immediately following such three trading day period, the Investor purchases, or a broker (a “Buy-In Broker”) purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of such sale in lieu of shares of Common Stock the Investor anticipated receiving from the Company without any restrictive legend (a “Buy-In”), then the Company shall, within three business days after the Investor’s request, honor its obligation to deliver to such Investor a certificate or certificates without restrictive legends representing such shares of Common Stock and pay cash to the Investor in an amount equal to the excess (if any) of the Investor’s or Buy-In Broker’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased over the product of (i) such number of shares of Common Stock, times (ii)  the closing bid price on the Legend Removal Date.

5.5 Certain Transactions.

(a) Prior to the Closing, notwithstanding anything in this Agreement to the contrary, the Company shall not directly or indirectly effect or cause to be effected any transaction with a third party that would reasonably be expected to result in a Change in Control unless such third party shall have provided prior assurance in writing to the Company (in a form that is reasonably satisfactory to the Company) that the terms of this Agreement shall be fully performed (i) by the Company or (ii) by such third party if it is the successor of the Company or if the Company is its direct or indirect subsidiary, and the Company agrees to promptly provide copies of such assurances to the Investor. For the avoidance of doubt, it is understood and agreed that, (i) in the event that a Change in Control occurs on or prior to the Closing, the Investor shall maintain the right under this Agreement to acquire, pursuant to the terms and conditions of this Agreement, the Securities (or such other securities or property (including cash) into which the Securities may have become exchangeable as a result of such Change in Control), as if the Closing had occurred immediately prior to such Change in Control, and (ii) nothing in this Section 5.5(a) is intended to or shall limit in any way the Investor closing conditions contained in Section 1.2(b).

(b) In the event that, at or prior to Closing, (1) the number of shares of Common Stock or securities convertible or exchangeable into or exercisable for shares of Common Stock issued and outstanding is changed as a result of any reclassification, stock split (including reverse split), stock dividend or distribution (including any dividend or distribution of securities convertible or exchangeable into or exercisable for shares of Common Stock), merger, tender or exchange offer or other similar transaction, or (2) the Company fixes a record date that is at or prior to the applicable Closing Date for the payment of any non-stock dividend or distribution on the Common Stock, then the number of shares of Common Stock and Series B Preferred Stock to be issued to the Investor at the Closing under this Agreement, together with the applicable implied per share price of the shares of Common Stock and Series B Preferred Stock to be issued to Investor at the Closing under this Agreement, shall be equitably substituted with shares of other stock or securities or property (including cash), in each case, to provide Investor with substantially the same economic benefit from this Agreement as the Investor had prior to the applicable transaction. Notwithstanding anything in this Agreement to the contrary, in no event shall the Purchase Price or any component thereof, or the aggregate percentage of shares to be purchased by the Investor or any other person, be changed by the foregoing.

(c) Notwithstanding anything in the foregoing, the provisions of Section 5.5(b) shall not be triggered by the transactions contemplated by the Transaction Documents.

5.6 Indemnity.

(a) The Company agrees to indemnify and hold harmless the Investor and its Affiliates and each of their respective officers, directors, direct or indirect partners or members, employees and agents, and each person who controls the Investor within the meaning of the Exchange Act and the rules and regulations promulgated thereunder, to the fullest extent lawful, from and against any and all actions, suits, claims, proceedings, costs, losses, liabilities, damages, expenses (including attorneys’ fees and disbursements), amounts paid in settlement and other costs (collectively, “Losses”) arising out of or resulting from (1) any breach of the Company’s representations or warranties contained in this Agreement, (2) the Company’s breach of agreements or covenants made by the Company in this Agreement or (3) any legal, administrative or other proceedings instituted by any Governmental Entity, shareholder of the Company or any other person (other than the Investor and its Affiliates and the Company and the Company Subsidiaries) arising out of the transactions contemplated by this Agreement and the terms of the Securities (other than any Losses to the extent attributable to the Investor’s breach of any of the representations, warranties, agreements or covenants in this Agreement, or the acts, errors or omissions on the part of an Indemnified Party (as defined in Section 5.6(c)) other than acts or omissions contemplated by this Agreement).

(b) For purposes of the indemnity contained in Section 5.6(a)(1), all qualifications and limitations set forth in the Company’s representations and warranties as to “materiality,” “Material Adverse Effect” and words of similar import shall be disregarded in determining whether there shall have been any breach of any representations and warranties in this Agreement; provided, however, that the foregoing shall not apply to the fourth sentence of Section 2.2(g)(1), the first and second sentence of Section 2.2(g)(2), the second sentence of Section 2.2(h), Section 2.2(j), clauses (1) through (11) of Section 2.2(k), Section 2.2(m)(2), Section 2.2(n)(7), Section 2.2(p)(1) and Section 2.2(aa).

(c) A person entitled to indemnification hereunder (each, an “Indemnified Party”) shall give written notice to the party indemnifying it (the “Indemnifying Party”) of any claim with respect to which it seeks indemnification promptly after the discovery by such Indemnified Party of any matters giving rise to a claim for indemnification; provided that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 5.6 unless and to the extent that the Indemnifying Party shall have been actually prejudiced by the failure of such Indemnified Party to so notify such party. Such notice shall describe in reasonable detail such claim to the extent known by the Indemnified Party. In case any such action, suit, claim or proceeding is brought against an Indemnified Party, the Indemnified Party shall be entitled to hire, at the cost and expense of the Indemnifying Party counsel and conduct the defense thereof; provided, however, that the Indemnifying Party shall only be liable for the legal fees and expenses of one law firm for all Indemnified Parties, taken together with regard to any single action or group of related actions, upon agreement by the Indemnified Parties and the Indemnifying Parties. If the Indemnifying Party assumes the defense of any claim, all Indemnified Parties shall thereafter deliver to the Indemnifying Party copies of all notices and documents (including court papers) received by the Indemnified Party relating to the claim, and any Indemnified Party shall cooperate in the defense or prosecution of such claim. Such cooperation shall include the retention and (upon the Indemnifying Party’s request) the provision to the Indemnifying Party of records and information that are reasonably relevant to such claim, and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. The Indemnifying Party shall not be liable for any settlement of any action, suit, claim or proceeding effected without its written consent; provided, however, that the Indemnifying Party shall not unreasonably withhold, delay or condition its consent. The Indemnifying Party further agrees that it will not, without the Indemnified Party’s prior written consent, settle or compromise any claim or consent to entry of any judgment in respect thereof in any pending or threatened action, suit, claim or proceeding in respect of which indemnification has been sought hereunder unless such settlement or compromise (A) includes an unconditional release of such Indemnified Party from all liability arising out of such action, suit, claim or proceeding, (B) provides solely for the payment of money damages and not any injunctive or equitable relief or criminal penalties and (C) does not create any financial or other obligation on the part of an Indemnified Party which would not be indemnified in full by the Indemnifying Party.

(d) The Company shall not be required to indemnify the Indemnified Parties pursuant to Section 5.6(a)(1), (i) with respect to any claim for indemnification if the amount of Losses with respect to such claim are less than $25,000 (any claim involving Losses less than such amount being referred to as a “De Minimis Claim”) and (ii) unless and until the aggregate amount of all Losses incurred with respect to all claims (including De Minimis Claims) pursuant to Section 5.6(a)(1) exceed 1% of the Purchase Price (the “Threshold Amount”), in which event the Company shall be responsible for the total amount of such Losses incurred without regard to the Threshold Amount.

(e) The indemnity provided for in this Section 5.6 shall be the sole and exclusive monetary remedy of Indemnified Parties after the Closing for any breach of any of the representations, warranties, covenants or agreements contained in this Agreement; provided that nothing herein shall limit in any way any such parties’ remedies in respect of fraud, intentional misrepresentation or omission or intentional misconduct by the other party in connection with the transactions contemplated hereby. No party to this Agreement (or any of its Affiliates) shall, in any event, be liable or otherwise responsible to any other party (or any of its Affiliates) for any consequential or punitive damages of such other party (or any of its Affiliates) arising out of or relating to this Agreement or the performance or breach hereof. The indemnification rights contained in this Section 5.6 are not limited or deemed waived by any investigation or knowledge by the Indemnified Party prior to or after the date hereof. With respect to payment of any Losses for which the Company is liable to the Investor, the Company shall have the option, subject to Section 5.2 and Section 5.9(b), to make payment to the Investor for such Losses in cash or in shares of Common Stock and/or Series B Preferred Stock using a mutually agreed upon per share price to determine the number of shares of Common Stock and/or Series B Preferred Stock to be issued to the Investor.

(f) Any indemnification payments pursuant to this Section 5.6 shall be treated as an adjustment to the Purchase Price for the Purchased Shares for U.S. federal income and applicable state and local Tax purposes, unless a different treatment is required by applicable law.

(g) No investigation by the Investor, whether prior to or after the date of this Agreement, shall limit any Indemnified Party’s exercise of any right hereunder or be deemed to be a waiver of any such right.

5.7 Registration Rights.

(a) Registration.

(1) (A) Subject to the terms and conditions of this Agreement, the Company covenants and agrees that as promptly as practicable after the date of this Agreement (and in any event no later than the applicable Registration Deadline (as defined in Section 5.7(k)(6)), the Company shall have prepared and filed with the SEC one or more Shelf Registration Statements (as defined in Section 5.7(a)(2)) covering the resale of all Registrable Securities (or, if permitted by the rules of the SEC, otherwise designate an existing Shelf Registration Statement filed with the SEC to cover the Registrable Securities), and, to the extent a Shelf Registration Statement has not theretofore been declared effective, the Company shall use commercially reasonable efforts to cause the Shelf Registration Statement to be declared or become effective not later than the Effectiveness Deadline (as defined in Section 5.7(k)(1)) and to keep such Shelf Registration Statement continuously effective and in compliance with the Securities Act and usable for resale of the Registrable Securities for a period from the date of its initial effectiveness until such time as there are no Registrable Securities remaining (including by re-filing such Shelf Registration Statement (or a new Shelf Registration Statement) if the initial Shelf Registration Statement expires) (the “Effectiveness Period”).

(B) Notwithstanding the registration obligations set forth in Section 5.7(a)(1)(A), in the event that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly (i) inform each of the Holders (as defined in Section 5.7(k)(2)) thereof and use its commercially reasonable efforts to file amendments to the initial Shelf Registration Statement as required by the SEC and/or (ii) withdraw the initial Shelf Registration Statement and file a new Shelf Registration Statement, in either case covering the maximum number of Registrable Securities permitted to be registered by the SEC, on such form available to the Company to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment or new Shelf Registration Statement, the Company shall be obligated to use its commercially reasonable efforts to advocate with the SEC for the registration of all of the Registrable Securities in accordance with SEC Guidance (as defined in Section 5.7(k)(10)), including Compliance and Disclosure Interpretation 612.09.

(C) Notwithstanding any other provision of this Agreement and subject to the payment of Liquidated Damages (as defined in Section 5.7(m)) pursuant to Section 5.7(m), if any SEC Guidance sets forth a limitation of the number of Registrable Securities or other securities permitted to be registered on a particular Shelf Registration Statement as a secondary offering (and notwithstanding that the Company used commercially reasonable efforts to advocate with the SEC for the registration of all or a greater number of Registrable Securities), the number of Registrable Securities or securities to be registered on such Shelf Registration Statement will be reduced as follows: first, the Company shall reduce or eliminate the securities to be included by any person other than a Holder; second, the Company shall reduce or eliminate any securities to be included by any Affiliate (which shall not include Investor or its Affiliates) of the Company; and third, the Company shall reduce the number of Registrable Securities to be included by all Holders on a pro rata basis based on the total number of unregistered Registrable Securities held by such Holders, subject to a determination by the SEC that certain Holders must be reduced before other Holders based on the number of Registrable Securities held by such Holders. In the event the Company amends the initial Shelf Registration Statement or files a new Shelf Registration Statement, as the case may be, under clauses (i) or (ii) above, the Company will use its commercially reasonable efforts to file with the SEC, as promptly as allowed by the SEC or SEC Guidance provided to the Company or to registrants of securities in general, one or more registration statements on such form available to the Company to register for resale those Registrable Securities that were not registered for resale on the initial Shelf Registration Statement, as amended, or the new Shelf Registration Statement. No Holder shall be named as an “underwriter” in any Registration Statement without such Holder’s prior written consent.

(2) Any registration pursuant to this Section 5.7(a) shall be effected by means of a shelf registration under the Securities Act on Form S-1 (or, if the Company is then eligible, on Form S-3) (a “Shelf Registration Statement”) in accordance with the methods and distribution set forth in the Shelf Registration Statement and Rule 415. If the Investor or any other Holder of Registrable Securities to whom the registration rights conferred by this Agreement have been transferred in compliance with this Agreement intends to distribute any Registrable Securities by means of an underwritten offering it shall promptly so advise the Company and the Company shall take all reasonable steps to facilitate such distribution, including the actions required pursuant to Section 5.7(c); provided, that the Company shall not be required to facilitate an underwritten offering of Registrable Securities unless the expected gross proceeds from such offering exceed $1,000,000. The lead underwriters in any such distribution shall be selected by the holders of a majority of the Registrable Securities to be distributed and be reasonably acceptable to the Company.

(3) The Company shall not be required to effect a registration (including a resale of Registrable Securities from an effective Shelf Registration Statement) or an underwritten offering pursuant to this Section 5.7(a): (i) with respect to securities that are not Registrable Securities; (ii) during any Scheduled Black-out Period (as defined in Section 5.7(k)(9)); or (iii) if the Company has notified the Investor and all other Holders that in the good faith judgment of the Board of Directors, it would be materially detrimental to the Company or its security holders for such registration or underwritten offering to be effected at such time, in which event the Company shall have the right to defer such registration or underwritten offering for a period of not more than 45 days after receipt of the request of the Investor or any other Holder; provided that such right to delay a registration or underwritten offering shall be exercised by the Company (A) only if the Company has generally exercised (or is concurrently exercising) similar black-out rights against all holders of similar securities that have registration rights, (B) not more than once in any 12-month period and (C) so long as the total number of days of any delays hereunder and the total number of days of any suspension under Section 5.7(d) do not exceed, in the aggregate, 60 days in any 12-month period.

The Company shall provide the Investor written notice of any Scheduled Black-out Period, if applicable to such Investor, no later than seven business days prior to the commencement of such Scheduled Black-out Period.

(4) After the Closing Date, whenever the Company proposes to register any of its equity securities, other than a registration pursuant to Section 5.7(a)(1), a Special Registration or securities registered pursuant to Section 5.17 hereof, and the registration form to be filed may be used for the registration or qualification for distribution of Registrable Securities, the Company will give prompt written notice to the Investor and all other Holders of its intention to effect such a registration (but in no event less than 15 days prior to the anticipated filing date) and (subject to clause (6) below) will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within ten business days after the date of the Company’s notice (a “Piggyback Registration”). Any such person that has made such a written request may withdraw its Registrable Securities from such Piggyback Registration by giving written notice to the Company and the managing underwriter, if any, on or before the fifth day prior to the planned effective date of such Piggyback Registration. The Company may terminate or withdraw any registration under this Section 5.7(a)(4) prior to the effectiveness of such registration, whether or not the Investor or any other Holders have elected to include Registrable Securities in such registration. “Special Registration” means the registration of (i) equity securities and/or options or other rights in respect thereof solely registered on Form S-4 or Form S-8 (or successor form) or (ii) shares of equity securities and/or options or other rights in respect thereof to be offered to directors, members of management, employees, consultants, customers, lenders or vendors of the Company or Company Subsidiaries or in connection with dividend reinvestment plans.

(5) If the registration referred to in Section 5.7(a)(4) is proposed to be underwritten, the Company will so advise the Investor and all other Holders as a part of the written notice given pursuant to Section 5.7(a)(4). In such event, the right of the Investor and all other Holders to registration pursuant to this Section 5.7(a) will be conditioned upon such persons’ participation in such underwriting and the inclusion of such persons’ Registrable Securities in the underwriting, and each such person will (together with the Company and the other persons distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. If any participating person disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Investor.

(6) Except for certain registration rights granted to the U.S. Treasury in connection with the Treasury’s investment in the Company under the CPP, the Company represents and warrants that it has not granted to any holder of its securities and agrees that it shall not grant “piggyback” registration rights to one or more third parties to include their securities in the Shelf Registration Statement or in an underwritten offering under the Shelf Registration Statement pursuant to Section 5.7(a)(2). If a Piggyback Registration under Section 5.9(a)(4) relates to an underwritten primary offering on behalf of the Company, and in either case the managing underwriters advise the Company that in their reasonable opinion the number of securities requested to be included in such offering exceeds the number which can be sold without adversely affecting the marketability of such offering (including an adverse effect on the per share offering price), the Company will include in such registration or prospectus only such number of securities that in the reasonable opinion of such underwriters can be sold without adversely affecting the marketability of the offering (including an adverse effect on the per share offering price), which securities will be so included in the following order of priority: (i) first, in the case of a Piggyback Registration under Section 5.7(a)(4), the securities the Company proposes to sell, (ii) second, Registrable Securities of the Investor and all other Holders who have requested registration of Registrable Securities pursuant to Section 5.7(a)(2) or 5.7(a)(4), as applicable, pro rata on the basis of the aggregate number of such securities or shares owned by each such person and (iii) third, any other securities of the Company that have been requested to be so included, subject to the terms of this Agreement.

(7) In the event that Form S-3 is not available for the registration of the resale of Registrable Securities under Section 5.7(a)(1), the Company shall (i) register the resale of the Registrable Securities on another appropriate form, including Form S-1 and (ii) undertake to register the Registrable Securities on Form S-3 promptly after such form is available, provided that the Company shall maintain the effectiveness of the Shelf Registration Statement then in effect until such time as a Shelf Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.

(b) Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance hereunder shall be borne by the Company. Without limiting the foregoing, the Company shall bear its internal expenses (including all salaries and expenses of their officers and employees performing legal, accounting or other duties) and expenses of any person, including special experts, retained by the Company. The Company shall also reimburse the Investor for the reasonable fees and disbursements of Holders’ Counsel in an amount not to exceed $27,500 per registration. All Selling Expenses incurred in connection with any registrations hereunder shall be borne by the holders of the securities so registered pro rata on the basis of the aggregate offering or sale price of the securities so registered.

(c) Obligations of the Company. The Company shall use its commercially reasonable efforts, for so long as there are Registrable Securities outstanding, to take such actions as are under its control to remain a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) if it becomes eligible for such status in the future (and not become an ineligible issuer (as defined in Rule 405 under the Securities Act)). In addition, whenever required to effect the registration of any Registrable Securities or facilitate the distribution of Registrable Securities pursuant to an effective Shelf Registration Statement, the Company shall, as expeditiously as reasonably practicable:

(1) By 9:30 a.m., New York City time on the first business day after the Effective Date of a Shelf Registration Statement, file a final prospectus with the SEC as required by Rule 424(b) under the Securities Act.

(2) Provide to each Holder a copy of any disclosure regarding the plan of distribution or the selling Holder, in each case, with respect to such Holder, at least three (3) business days in advance of any filing with the SEC of any Shelf Registration Statement or any amendment or supplement thereto that amends such information.

(3) Prepare and file with the SEC a prospectus supplement with respect to a proposed offering of Registrable Securities pursuant to an effective Shelf Registration Statement, subject to this Section 5.7(c), and keep such Shelf Registration Statement effective or such prospectus supplement current until the securities described therein are no longer Registrable Securities.

(4) Prepare and file with the SEC such amendments and supplements to the applicable Shelf Registration Statement and the prospectus or prospectus supplement used in connection with such Shelf Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Shelf Registration Statement.

(5) Furnish to the Holders and any underwriters such number of copies of the applicable Shelf Registration Statement and each such amendment and supplement thereto (including in each case all exhibits) and of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned or to be distributed by them.

(6) Use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders or any managing underwriter(s), to keep such registration or qualification in effect for so long as such registration statement remains in effect, and to take any other action which may be reasonably necessary to enable such Holder to consummate the disposition in such jurisdictions of the securities owned by such Holder; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

(7) Notify each Holder of Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the applicable prospectus, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (which notice shall not contain any material non-public information).

(8) Within one business day after such event, give written notice to the Holders (which notice shall not contain any material non-public information):

(i) when any Shelf Registration Statement filed pursuant to Section 5.7(a) or any amendment thereto has been filed with the SEC (except for any amendment effected by the filing of a document with the SEC pursuant to the Exchange Act) and when such Shelf Registration Statement or any post-effective amendment thereto has become effective;

(ii) of any request by the SEC for amendments or supplements to any Shelf Registration Statement or the prospectus included therein or for additional information;

(iii) of the issuance by the SEC of any stop order suspending the effectiveness of any Shelf Registration Statement or the initiation of any proceedings for that purpose;

(iv) of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the Common Stock for sale in any jurisdiction or the initiation or, to the knowledge of the Company, threatening of any proceeding for such purpose;

(v) of the happening of any event that requires the Company to make changes in any effective Shelf Registration Statement or the prospectus related to such Shelf Registration Statement in order to make the statements therein not misleading (which notice shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made); and

(vi) if at any time the representations and warranties of the Company contained in any underwriting agreement contemplated by Section 5.7(c)(12) cease to be true and correct.

(9) Use its commercially reasonable efforts to prevent the issuance or obtain the withdrawal of any order suspending the effectiveness of any Shelf Registration Statement referred to in Section 5.7(c)(8)(iii) at the earliest practicable time.

(10) Upon the occurrence of any event contemplated by Section 5.7(c)(7) or 5.7(c)(8)(v), promptly prepare a post-effective amendment to such Shelf Registration Statement or a supplement to the related prospectus or file any other required document so that, as thereafter delivered to the Holders and any underwriters, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(11) Use commercially reasonable efforts to procure the cooperation of the Company’s transfer agent in settling any offering or sale of Registrable Securities, including with respect to the transfer of physical stock certificates into book-entry form in accordance with any procedures reasonably requested by the Holders or any managing underwriter(s).

(12) If an underwritten offering is requested pursuant to Section 5.7(a)(2), enter into an underwriting agreement in customary form, scope and substance and take all such other actions reasonably requested by the Holders of a majority of the Registrable Securities being sold in connection therewith or by the managing underwriter(s), if any, to expedite or facilitate the underwritten disposition of such Registrable Securities (including making members of management and executives of the Company available to participate in “road shows,” similar sales events and other marketing activities), and in connection therewith in any underwritten offering (i) make such representations and warranties to the Holders that are selling shareholders and the managing underwriter(s), if any, with respect to the business of the Company and its subsidiaries, and the Shelf Registration Statement, prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in customary form, substance and scope, and, if true, confirm the same if and when requested, (ii) furnish the underwriters with opinions of counsel to the Company, addressed to the managing underwriter(s), if any, covering the matters customarily covered in such opinions requested in underwritten offerings, (iii) obtain “comfort” letters from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any business acquired by the Company for which financial statements and financial data are included in the Shelf Registration Statement) who have certified the financial statements included in such Shelf Registration Statement, addressed to each of the managing underwriter(s), if any, such letters to be in customary form and covering matters of the type customarily covered in “comfort” letters, (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures customary in underwritten offerings, and (v) deliver such documents and certificates as may be reasonably requested by the Holders of a majority of the Registrable Securities being sold in connection therewith, their counsel and the managing underwriter(s), if any, to evidence the continued validity of the representations and warranties made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

(13) Make available for inspection by a representative of Holders that are selling shareholders, the managing underwriter(s), if any, and any attorneys or accountants retained by such Holders or managing underwriter(s), at the offices where normally kept, during reasonable business hours, financial and other records, pertinent corporate documents and properties of the Company, and cause the officers, directors and employees of the Company to supply all information in each case reasonably requested (and of the type customarily provided in connection with due diligence conducted in connection with a registered public offering of securities) by any such representative, managing underwriter(s), attorney or accountant in connection with such Shelf Registration Statement.

(14) With respect to Registrable Securities that are shares of Common Stock, cause all such Registrable Securities to be listed on each securities exchange on which the Company’s Common Stock is then listed.

(15) If requested by Holders of a majority of the Registrable Securities being registered and/or sold in connection therewith, or the managing underwriter(s), if any, promptly include in a prospectus supplement or amendment such information as the Holders of a majority of the Registrable Securities being registered and/or sold in connection therewith or managing underwriter(s), if any, may reasonably request in order to permit the intended method of distribution of such securities and make all required filings of such prospectus supplement or such amendment as soon as practicable after the Company has received such request.

(16) Timely provide to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

(d) Suspension of Sales. During any Scheduled Black-out Period and upon receipt of written notice from the Company that a Shelf Registration Statement, prospectus or prospectus supplement contains or may contain an untrue statement of a material fact or omits or may omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or that circumstances exist that make inadvisable use of such Shelf Registration Statement, prospectus or prospectus supplement, each Holder of Registrable Securities shall forthwith discontinue disposition of Registrable Securities until termination of such Scheduled Black-out Period or until such Holder has received copies of a supplemented or amended prospectus or prospectus supplement, or until such Holder is advised in writing by the Company that the use of the prospectus and, if applicable, prospectus supplement may be resumed, and, if so directed by the Company, such Holder shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holder’s possession, of the prospectus and, if applicable, prospectus supplement covering such Registrable Securities current at the time of receipt of such notice. Excluding Scheduled Black-out Periods, the total number of days of any delays under Section 5.7(a)(3) and the total number of days of any suspensions under this Section 5.7(d) shall not exceed, in the aggregate, 60 days in any 12-month period (an “Allowable Suspension Period”).

(e) Termination of Registration Rights. A Holder’s registration rights as to any securities held by such Holder shall not be available unless such securities are Registrable Securities.

(f) Free Writing Prospectuses; Furnishing Information.

(1) The Investor shall not use any “free writing prospectus” (as defined in Rule 405) in connection with the sale of Registrable Securities without the prior written consent of the Company.

(2) It shall be a condition precedent to the obligations of the Company with respect to the Investor and/or the selling Holders to take any action pursuant to Sections 5.7(a) or 5.7(c) that the Investor and/or the selling Holders and the underwriters, if any, shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to effect the registered offering of their Registrable Securities.

(g) Indemnification.

(1) The Company agrees to indemnify each Holder and, if a Holder is a person other than an individual, such Holder’s officers, directors, employees, agents, representatives and Affiliates, and each person, if any, that controls a Holder within the meaning of the Securities Act (each, a “Holder Indemnitee”), against any and all Losses, joint or several, arising out of or based upon any untrue statement or alleged untrue statement of, material fact contained in any Shelf Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto or any documents incorporated therein by reference or contained in any “free writing prospectus” (as such term is defined in Rule 405) prepared by the Company or authorized by it in writing for use by such Holder (or any amendment or supplement thereto); or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements in any Shelf Registration Statement or any amendments thereto not misleading or the statements in any preliminary prospectus or final prospectus contained therein or any supplements thereto, in light of the circumstances under which they were made, not misleading; provided, that the Company shall not be liable to such Holder Indemnitee in any such case to the extent that any such Loss arises out of or is based upon (i) an untrue statement or omission of material fact made in such Shelf Registration Statement, including any such preliminary prospectus or final prospectus contained therein or any such amendments or supplements thereto or contained in any “free writing prospectus” (as such term is defined in Rule 405) prepared by the Company or authorized by it in writing for use by such Holder Indemnitee (or any amendment or supplement thereto), in reliance upon and in conformity with information regarding such Holder Indemnitee or its plan of distribution or ownership interests which was furnished in writing to the

Company by such Holder Indemnitee expressly for use in connection with such Shelf Registration Statement, including any such preliminary prospectus or final prospectus contained therein or any such amendments or supplements thereto, or (ii) offers or sales effected by or on behalf such Holder Indemnitee “by means of” (as defined in Rule 159A) a “free writing prospectus” (as defined in Rule 405) that was not authorized in writing by the Company.

(2) In connection with any registration statement in which the Investor (or a Holder who assumes the obligations of the Investor in accordance with Section 5.7(h) is participating, the Investor (or such Holder) agrees to indemnify the Company and its officers, directors, employees, agents, representatives and Affiliates (each, a “Company Indemnitee”), against any and all Losses, joint or several, arising out of or based upon (i) an untrue statement or omission of a material fact made in any Shelf Registration Statement, including any such preliminary prospectus or final prospectus contained therein or any such amendments or supplements thereto or contained in any free writing prospectus (as such term is defined in Rule 405) prepared by the Company or authorized by it in writing for use by the Investor or such Holder (or any amendment or supplement thereto), in reliance upon and in conformity with information regarding the Investor or such Holder or its plan of distribution or ownership interests which was furnished in writing to the Company by the Investor or such Holder expressly for use in connection with such Shelf Registration Statement, including any such preliminary prospectus or final prospectus contained therein or any such amendments or supplements thereto, or (ii) offers or sales effected by or on behalf of the Investor or such Holder “by means of” (as defined in Rule 159A) a “free writing prospectus” (as defined in Rule 405) that was not authorized in writing by the Company; provided that the obligation to indemnify shall be individual, not joint and several, for the Investor and each such Holder and shall be limited to the net amount of proceeds received by the Investor or such Holder from the sale of Registrable Securities pursuant to such Shelf Registration Statement.

(3) If the indemnification provided for in Section 5.7(g)(1) or 5.7(g)(2) is unavailable to a Holder Indemnitee or Company Indemnitee (each, an “Indemnitee”), respectively, with respect to any Losses or is insufficient to hold the Indemnitee harmless as contemplated therein, then the indemnifying party, in lieu of indemnifying such Indemnitee, shall contribute to the amount paid or payable by such Indemnitee as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the Indemnitee, on the one hand, and the indemnifying party, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. The relative fault of the indemnifying party, on the one hand, and of the Indemnitee, on the other hand, shall be determined by reference to, among other factors, whether the untrue statement of a material fact or omission to state a material fact relates to information supplied by the indemnifying party or by the Indemnitee and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; the Company and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 5.7(g)(3) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 5.7(g)(1) and 5.7(g)(2). Notwithstanding the provisions of this Section 5.7(g), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Holder from the sale of Registrable Securities exceeds the amount of any damages that such Holder has otherwise been required to pay to a Company Indemnitee by reason of such omission or alleged omission or untrue or allegedly untrue statement. No Indemnitee guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from the indemnifying party if the indemnifying party was not guilty of such fraudulent misrepresentation.

(4) The indemnity and contribution agreements contained in this Section 5.7(g) are in addition to any liability that the Company may have to the Indemnitees and are not in diminution or limitation of the indemnification provisions under Section 5.6 of this Agreement.

(h) Assignment of Registration Rights. The rights of the Investor to registration of Registrable Securities pursuant to Section 5.7(a) may be assigned by the Investor to a transferee or assignee of

Registrable Securities to which (i) there is transferred to such transferee no less than the lesser of (A) $1.0 million in Registrable Securities and (B) all Registrable Securities held by the Investor, and (ii) such transfer or assignment is permitted under the terms hereof, including Section 6.8; provided, however, that the transferee shall have agreed in writing for the benefit of the Company to be bound by all of the obligations of the Investor under Section 5.7 of this Agreement with respect to the transferred or assigned Registrable Securities, and provided further, that the transferor shall, within ten days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the number and type of Registrable Securities that are being transferred or assigned.

(i) Holdback. With respect to any underwritten offering of Registrable Securities by the Investor or other Holders pursuant to Section 5.7, the Company agrees not to effect (other than in connection with the Rights Offering, pursuant to such registration or pursuant to a Special Registration) any public sale or distribution, or to file any Shelf Registration Statement (other than such registration or a Special Registration) covering any of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the period not to exceed ten days prior and 60 days following the effective date of such offering or such longer period up to 90 days as may be requested by the managing underwriter. The Company also agrees to cause each of its directors and senior executive officers to execute and deliver customary lockup agreements in such form and for such time period up to 90 days as may be requested by the managing underwriter.

(j) Rule 144; Rule 144A Reporting. With a view to making available to the Investor and Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its commercially reasonable best efforts to:

(1) make and keep adequate and current public information available, as those terms are understood and defined in Rule 144(c)(1) or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of this Agreement;

(2) file with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act, and if at any time the Company is not required to file such reports, make available, upon the request of any Holder, such information necessary to permit sales pursuant to Rule 144A (including the information required by Rule 144A(d)(4) and the Securities Act);

(3) so long as the Investor or a Holder owns any Registrable Securities, furnish to the Investor or such Holder forthwith upon request: a written statement by the Company as to its compliance with the reporting requirements of Rule 144 under the Securities Act and of the Exchange Act; a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as the Investor or Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration; and

(4) take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act.

(k) As used in this Section 5.7, the following terms shall have the following respective meanings:

(1) “Effectiveness Deadline” means, with respect to the Shelf Registration Statement required to be filed pursuant to Section 5.7(a), the earlier of (i) the 75th calendar day following the Closing Date and (ii) the 5th business day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that such Shelf Registration Statement will not be “reviewed” or will not be subject to further review; provided, in any case that if the Effectiveness Deadline falls on a Saturday, Sunday or other day that the SEC is closed for business, the Effectiveness Deadline shall be extended to the next business day on which the SEC is open for business.

(2) “Holder” means the Investor and any other holder of Registrable Securities to whom the registration rights conferred by this Agreement have been transferred in compliance with Section 5.7(h) hereof.

(3) “Holders’ Counsel” means one counsel for the selling Holders chosen by Holders holding a majority interest in the Registrable Securities being registered.

(4) “Register,” “registered,” and “registration” shall refer to a registration effected by preparing and (a) filing a Shelf Registration Statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of effectiveness of such Shelf Registration Statement or (b) filing a prospectus and/or prospectus supplement in respect of an appropriate effective Shelf Registration Statement pursuant to Rule 415 under the Securities Act.

(5) “Registrable Securities” means (A) all Securities acquired by the Investor hereunder and (B) any equity securities issued or issuable directly or indirectly with respect to the securities referred to in the foregoing clause (A) by way of conversion, exercise or exchange thereof or stock dividend or stock split or in connection with a combination of shares, recapitalization, reclassification, merger, amalgamation, arrangement, consolidation or other reorganization, provided that, once issued, such securities will not be Registrable Securities when (i) they are sold pursuant to an effective Shelf Registration Statement under the Securities Act, (ii) they shall have ceased to be outstanding; (iii) with respect to any transferee of the Registrable Securities who is not an Affiliate of the Investor or a Holder, they shall be freely transferrable pursuant to Rule 144 under the Securities Act in the hand of such transferee without any volume, holding period or other limitations; (including no requirement for the Company to be in compliance with the current public information requirements under Rule 144(c)(1) (or Rule 144(i)(2), if applicable) or (iv) they have been sold in a private transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of the securities. No Registrable Securities may be registered under more than one Shelf Registration Statement at one time.

(6) “Registration Deadline” means, with respect to the Shelf Registration Statement required to be filed pursuant to Section 5.7(a), 15 days after the Closing Date.

(7) “Registration Expenses” means all expenses incurred by the Company in effecting any registration pursuant to this Agreement (whether or not any registration or prospectus becomes effective or final) or otherwise complying with its obligations under this Section 5.7, including all registration, filing and listing fees (including filings made with the Financial Industry Regulatory Authority), printing expenses (including printing of prospectuses and certificates for the Registrable Securities), the Company’s expenses for messenger and delivery services and telephone, fees and disbursements of counsel for the Company, blue sky fees and expenses, expenses incurred by the Company in connection with any “road show,” and expenses of the Company’s independent accountants in connection with any regular or special reviews or audits incident to or required by any such registration, but shall not include the compensation of regular employees of the Company, which shall be paid in any event by the Company, or Selling Expenses (other than those borne by a party other than the Company pursuant to this Agreement).

(8) “Rule 144,” “Rule 144A,” “Rule 158,” “Rule 159A,” “Rule 405” and “Rule 415” mean, in each case, such rule promulgated under the Securities Act (or any successor provision), as the same shall be amended from time to time.

(9) “Scheduled Black-out Period” means the period from and including the last day of a fiscal quarter of the Company to and including the business day after the day on which the Company publicly releases its earnings for such fiscal quarter.

(10) “SEC Guidance” means (i) any publicly-available written or oral guidance, comments, requirements or requests of the SEC staff and (ii) the Securities Act.

(11) “Selling Expenses” means all discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of counsel for any Holder (other than the fees and disbursements of Holders’ Counsel included in Registration Expenses), other than up to $27,500 of fees and disbursements of Holders’ Counsel, which shall be reimbursed by the Company pursuant to Section 5.7(b).

(l) At any time, any holder of Securities (including any Holder) may elect to forfeit its rights, in whole or in part, set forth in this Section 5.7 from that date forward; provided, that no such forfeiture shall terminate a Holder’s rights or obligations under Section 5.7 with respect to any prior registration or Pending Underwritten Offering. “Pending Underwritten Offering” means, with respect to any Holder forfeiting its rights pursuant to this Section 5.7(l), any underwritten offering of Registrable Securities in which such Holder has advised the Company of its intent to register its Registrable Securities pursuant to Section 5.7(a)(2) or Section 5.7(a)(4) prior to the date of such Holder’s forfeiture.

(m) If: (1) a Shelf Registration Statement is not filed with the SEC on or prior to its applicable Registration Deadline, or (2) a Shelf Registration Statement or any new Shelf Registration Statement required under Section 5.7(a)(1) is not declared effective by the SEC (or otherwise does not become effective) for any reason on or prior to its applicable Effectiveness Deadline, (3) after its Effective Date, (A) such Shelf Registration Statement ceases for any reason (including by reason of a stop order, or the Company’s failure to update the Shelf Registration Statement), to remain continuously effective as to all Registrable Securities for which it is required to be effective or (B) the Holders are not permitted to utilize the Prospectus therein to resell such Registrable Securities (in each case of (A) and (B), other than during an Allowable Suspension Period), (4) a suspension period exceeds the length of an Allowable Suspension Period, or (5) after the date six months following the Closing Date, and only in the event a Shelf Registration Statement is not effective or available to sell all Registrable Securities, the Company fails to file with the SEC any required reports under Section 13 or 15(d) of the Exchange Act such that it is not in compliance with Rule 144(c)(1) (or Rule 144(i)(2), if applicable), as a result of which the Holders who are not affiliates are unable to sell Registrable Securities without restriction under Rule 144 (any such failure or breach in clauses (1) through (5) above being referred to as an “Event”, and, for purposes of clauses (1), (2), (3) or (5) the date on which such Event occurs, or for purposes of clause (4) the date on which such Allowable Suspension Period is exceeded, being referred to as an “Event Date” for purposes of this Section 5.7(m)), then in addition to any other rights the Investor or any other Holder may have hereunder or under applicable law, on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to the Investor and each other Holder an amount in cash, as partial liquidated damages and not as a penalty (“Liquidated Damages”), equal to 1.0% of the purchase price paid (in cash or by conversion) for any Registrable Securities held by the Investor or such other Holder on the Event Date. The parties hereto agree that notwithstanding anything to the contrary in this Agreement, no Liquidated Damages shall be payable to the Investor if as of the relevant Event Date (i) the Registrable Securities may be sold by the Investor without volume or manner of sale restrictions under Rule 144 under the Securities Act and (ii) the Company is in compliance with the current public information requirements under Rule 144(c)(1) (or Rule 144(i)(2), if applicable), as reasonably determined by counsel to the Company. The Liquidated Damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of an Event, except in the case of the first Event Date. With respect to a Holder, the Effectiveness Deadline for a Shelf Registration Statement shall be extended without default or Liquidated Damages hereunder in the event that the Company’s failure to obtain the effectiveness of the Shelf Registration Statement on a timely basis results from the failure of such Holder to timely provide the Company with information requested by the Company and necessary to complete the Shelf Registration Statement in accordance with the requirements of the Securities Act (in which case the Effectiveness Deadline would be extended with respect to Registrable Securities held by such Holder only).

5.8 Anti-Takeover Matters. If any Takeover Law may become, or may purport to be, applicable to the transactions contemplated or permitted by this Agreement, the Company and the Board of Directors shall grant such approvals and take such actions as are necessary so that the transactions contemplated or permitted by this Agreement and the other Transaction Documents may be consummated, as promptly as practicable, on the terms contemplated by this Agreement and the other Transaction Documents, as the case may be, and otherwise act to eliminate or minimize the effects of any Takeover Law on any of the transactions contemplated or permitted by this Agreement and the other Transaction Documents.

5.9 Additional Regulatory Matters.

(a) Each of the Company and the Investor agrees to cooperate and use its reasonable best efforts to ensure that neither the Investor nor any of the Investor’s Affiliates will become, or control, a “bank holding company” within the meaning of the BHC Act and the Change of Bank Control Act of 1978, as amended (the “CBCA”).

(b) Notwithstanding anything to the contrary in this Agreement, neither the Company nor any Company Subsidiary shall take any action (including (i) any redemption, repurchase, or recapitalization of Common Stock or Series B Preferred Stock, or securities or rights, options or warrants to purchase Common Stock or Series B Preferred Stock, or securities of any type whatsoever that are, or may become, convertible into or exchangeable into or exercisable for Common Stock or Series B Preferred Stock in each case, where the Investor is not given the right to participate in such redemption, repurchase or recapitalization to the extent of the Investor’s pro rata proportion, and (ii) prior to the conversion of the Series B Preferred Stock, any action that would cause an adjustment to the conversion prices of the Series B Preferred Stock pursuant to the terms of the Preferred Stock Articles of Amendment), that would reasonably be expected to pose a substantial risk that (1) the Investor’s equity of the Company (together with equity of the Company owned by the Investor’s Affiliates (as such term is used under the BHC Act)) would exceed 33.3% of the Company’s total equity or (2) the Investor’s ownership of any class of Voting Securities of the Company (together with the ownership by Investor’s Affiliates (as such term is used under the BHC Act) of Voting Securities of the Company) would exceed 9.9% of such class, in each case without the prior written consent of Investor or such person, or to increase to an amount that would constitute “control” under the BHC Act, the CBCA or any rules or regulations promulgated thereunder (or any successor provisions) or otherwise cause Investor to “control” the Company under and for purposes of the BHC Act, the CBCA or any rules or regulations promulgated thereunder (or any successor provisions). In the event either the Company or the Investor breaches its obligations under this Section 5.9(b) or believes that it is reasonably likely to breach such an obligation, it shall promptly notify the other parties hereto and shall cooperate in good faith with such parties to modify ownership or make other arrangements or take any other action, in each case, as is necessary to cure or avoid such breach.

(c) Notwithstanding anything in this Agreement, in no event will the Investor or any of its Affiliates be obligated to:

(1) Without limiting clause (2) below, (A) propose or accept any divestiture of any of the Investor’s or any of its Affiliates’ assets, or (B) accept any operational restriction on the Investor’s or any of its Affiliates’ business, or agree to take any action that limits the Investor’s or its Affiliates’ commercial practices in any way (except as they relate to the Company and the Company Subsidiaries) including by requiring the modification of governance, fee or carried interest arrangements with respect to, or otherwise by imposing any capital or other requirements on, the Investor or any of its Affiliates, (C) agree to provide capital to, or otherwise maintain or contribute, directly or indirectly, to the capital of, the Company or any Company Subsidiary (including the Bank) other than the payment of the Purchase Price pursuant to this Agreement, or (D) register as a bank holding company, in each case in order to obtain any consent, acceptance or approval of any Governmental Entity to consummate the transactions contemplated by this Agreement and the other Transaction Documents; or

(2) Propose or agree to accept any term or condition or otherwise modify the terms of this Agreement, including, for the avoidance of doubt, the terms or the amount of the Purchased Shares to be delivered by the Company under this Agreement, to obtain any consent, acceptance, approval of any Governmental Entity to the consummation of the transactions contemplated by this Agreement if such term, condition, modification or confirmation would (A) materially adversely affect (with respect to the Investor or its Affiliates) any material term of the transactions contemplated by this Agreement, or (B) reasonably be expected to adversely affect (with respect to the Investor or its Affiliates) any material financial term of the transactions contemplated by this Agreement or the anticipated benefits to the Investor and its Affiliates hereunder.

(d) So long as the Investor holds any Securities, the Company will not, without the consent of the Investor, take any action, directly or indirectly through its subsidiaries or otherwise, that the Board of Directors believes in good faith would reasonably be expected to cause the Investor to be subject to transfer restrictions or other covenants of the FDIC Statement of Policy on Qualifications for Failed Bank Acquisitions as in effect at the time of taking such action.

5.10 Governance Matters.

(a) At Closing, the Company will promptly cause the Board Representative to be elected or appointed to the Board of Directors, subject to satisfaction of all legal and governance requirements regarding service as a director of the Company, and in the case of the Bank Board, shall cause the Board Representative to be elected or appointed, as the case may be, subject to all legal and corporate governance requirements regarding service and election or appointment as a director of the Company, and to the approval of the Company’s Nominating and Corporate Governance Committee (the “Governance Committee”) (such approval not to be unreasonably withheld or delayed), to the Board of Directors, as well as the board of directors of the Bank (the “Bank Board”) for as long as the Investor, together with its Affiliates, has a Qualifying Ownership Interest. So long as the Investor, together with its Affiliates, has a Qualifying Ownership Interest, the Company will recommend to its shareholders the election of the Board Representative to the Board of Directors at the Company’s annual meeting of shareholders, subject to satisfaction of all legal and governance requirements regarding service as a director of the Company and to the approval of the Governance Committee (such approval not to be unreasonably withheld or delayed). If the Investor no longer has a Qualifying Ownership Interest, the Investor will have no further rights under Sections 5.10(a) through 5.10(c) and, at the written request of the Board of Directors, shall use all reasonable best efforts to cause its Board Representative to resign from the Board of Directors and the Bank Board as promptly as possible thereafter. The Investor shall promptly inform the Company if and when it ceases to hold a Qualifying Ownership Interest in the Company.

(b) The Board Representative shall, subject to applicable law, be one of the Company’s and the Governance Committee’s nominees to serve on the Board of Directors. The Company shall use its reasonable best efforts to have the Board Representative elected as a director of the Company by the shareholders of the Company, and the Company shall solicit proxies for the Board Representative to the same extent as it does for any of its other Company nominees to the Board of Directors. At the option of the Board Representative, the Board of Directors shall cause such Board Representative to be appointed to the Compensation Committee of the Board of Directors, and any equivalent committee of the Bank, so long as the Board Representative qualifies to serve on such committees under the Company’s or the Bank’s committee charters currently in effect, as applicable, and applicable rules of any exchange on which the Common Stock is then listed, and such service is consistent with commitments that the Investor has provided to the Federal Reserve in connection with the Transaction and would not result in the Investor being deemed in control of the Company for purposes of the BHC Act. The Company shall ensure, and shall cause the Bank to ensure, that the Compensation Committee of the Board of Directors and any equivalent committee of the Bank shall have at least four members for so long as the Investor shall have the right to appoint a Board Representative. The Investor covenants and agrees to hold any information obtained from its Board Representative in confidence pursuant to the confidentiality and non-disclosure provisions of Section 3.3(b) above.

(c) Subject to Section 5.10(a), upon the death, resignation, retirement, disqualification, or removal from office as a member of the Board of Directors or the Bank Board of the Board Representative, the Investor shall have the right to designate the replacement for such Board Representative, which replacement shall satisfy all legal and governance requirements regarding service as a director of the Company, and shall be reasonably acceptable to the Company. The Board of Directors and the Bank Board shall use their respective commercially reasonable efforts to take all action required to fill the vacancy resulting therefrom with such person (including such person, subject to applicable law, being one of the Company’s and the Governance Committee’s nominees to serve on the Board of Directors and the Bank Board, using all reasonable best efforts to have such person elected as director of the Company by the shareholders of the Company and the Company soliciting proxies for such person to the same extent as it does for any of its other nominees to the Board of Directors, as the case may be).

(d) The Company hereby agrees that, from and after the Closing Date, for so long as the Investor and its Affiliates in the aggregate have a Qualifying Ownership Interest, and do not have a Board Representative currently serving on the Board of Directors and the Bank Board (or have a Board Representative whose appointment is subject to receipt of regulatory approvals), the Company shall, subject to applicable law, invite a person designated by the Investor and reasonably acceptable to the Company (the “Observer”) to attend meetings of the Board of Directors and the Bank Board (including any meetings of committees thereof on which the Board Representative would serve as contemplated by Section 5.10(b)) in a nonvoting observer capacity. The Observer shall be entitled to attend such meetings only in the event the Investor does not have a Board Representative on the Board of Directors and the Bank Board. The Observer shall not have any right to vote on any matter presented to the Board of Directors or the Bank Board or any committee thereof. The Company shall give the Observer written notice of each meeting of the Board of Directors and the Bank Board at the same time and in the same manner as the members of the Board of Directors or the Bank Board (as the case may be), shall provide the Observer with all written materials and other information given to members of the Board of Directors or the Bank Board (as the case may be) at the same time such materials and information are given to such members (provided, however, that the Observer shall not be provided any confidential supervisory information) and shall permit the Observer to attend as an observer at all meetings thereof, and in the event the Company proposes to take any action by written consent in lieu of a meeting, the Company shall give written notice thereof to the Observer prior to the effective date of such consent describing the nature and substance of such action and including the proposed text of such written consents; provided, however, that (1) the Observer may be excluded from executive sessions comprised solely of independent directors by the Chairman of the Board (or, if applicable, the lead or presiding independent director) if, in the written advice of counsel, such exclusion is necessary in order for the Company to comply with applicable law, regulation or stock exchange listing standards (it being understood that it is not expected that the Observer would be excluded from routine executive sessions), (2) the Company, the Board of Directors, the Bank and the Bank Board shall have the right to withhold any information and to exclude the Observer from any meeting or portion thereof if doing so is, in the written advice of counsel, (A) necessary to protect the attorney-client privilege between such party and counsel or (B) necessary to avoid a violation of fiduciary requirements under applicable law and (3) the Investor shall cause its Observer to agree to hold in confidence and trust and to act in a fiduciary manner with respect to all information provided to such Observer. The Investor covenants and agrees to hold all information obtained from its Observer as provided in the prior sentence in confidence pursuant to the confidentiality and non-disclosure provisions of Section 3.3(b) above. If the Investor and its Affiliates in the aggregate no longer have a Qualifying Ownership Interest, the Investor will have no further rights under this Section 5.10(d).

(e) The Board Representative shall be entitled to compensation and indemnification in connection with his or her role as a director to the same extent as other directors on the Board of Directors or the Bank Board, and shall be entitled to reimbursement for reasonable documented, out-of-pocket expenses incurred in attending meetings of the Board of Directors and the Bank Board, or any committee thereof in accordance with Company policy. The Company shall notify the Board Representative or the Observer, as the case may be, of all regular meetings and special meetings of the Board of Directors or the Bank Board and of all regular and special meetings of any committee of the Board of Directors or the Bank Board. The Company shall provide the Board Representative or the Observer, as the case may be, with copies of all notices, minutes, consents and other material that it provides to all members of the Board of Directors or the Bank Board (as applicable) at the same time such materials are provided to the other members.

(f) For purposes of this Agreement, “Board Representative” means such person designated by the Investor to serve on the Board of Directors and the Bank Board in accordance with all legal and corporate governance requirements regarding service and election or appointment as a director of the Company, or any individual designated as a replacement Board Representative pursuant to Section 5.10(c) hereof.

5.11 Third-Party Loan Review Report. The Investor hereby acknowledges that (i) the third party loan review reports reviewed by the Investor in connection with its due diligence examination of the Company were prepared by the third-party firm named therein, (ii) the Investor relied solely on such reports for the information contained therein and (iii) the Investor did not rely on any other party, including the Company and the Placement Agent, in evaluating such information.

5.12 Gross-Up Rights.

(a) Sale of New Securities. For so long as the Investor, together with its Affiliates and, for purposes of this Section 5.12, persons who share a common discretionary investment advisor with the Investor, owns 2.0% or more of all of the outstanding shares of Common Stock (provided that, in making such calculation, (i) all shares of Common Stock into or for which shares of any securities owned by the Investor are directly or indirectly convertible or exercisable (which, for the avoidance of doubt, shall include those shares of Common Stock issuable upon the conversion of shares of Series B Preferred Stock), shall be included in the numerator, (ii) the shares described in clause (i) and all such shares owned by or attributed to Other Investors shall be included in the denominator, and (iii) all securities issued by the Company after the Closing Date other than in connection with an issuance in which the Investor (or a permitted assignee under Section 6.8) was offered the right to purchase its pro rata portion of such securities in accordance with this Section 5.12 shall be excluded from the denominator) (before giving effect to any issuances triggering provisions of this Section 5.12), if at any time after the date hereof the Company makes any public or nonpublic offering or sale of any equity (including Common Stock, preferred stock or restricted stock), or any securities, options or debt that is convertible or exchangeable into equity or that includes an equity component (such as, an “equity kicker”) (including any hybrid security) (any such security, a “New Security”) (other than (i) any Common Stock, Series B Preferred Stock or other securities issuable upon the exercise or conversion of any securities of the Company issued or agreed or contemplated (and disclosed to the Investor in writing) to be issued as of the date hereof; (ii) pursuant to the granting or exercise of employee stock options, restricted stock or other stock incentives pursuant to the Company’s stock incentive plans approved by the Board of Directors or the issuance of stock pursuant to the Company’s employee stock purchase plan approved by the Board of Directors or similar plan where stock is being issued or offered to a trust, other entity or otherwise, for the benefit of any employees, officers or directors of the Company, in each case in the ordinary course of providing incentive compensation; (iii) issuances of capital stock as full or partial consideration for a merger, acquisition, joint venture, strategic alliance, license agreement or other similar nonfinancing transaction); (iv) issuance of Common Stock upon exercise of warrants outstanding as of the date hereof; (v) in connection with the Rights Offering (except to the extent that the Investor is a Legacy Shareholder (as defined in Section 5.17(a))); or (vi) in connection with the Rights Plan, then the Investor shall be afforded the opportunity to acquire from the Company for the same price (net of any underwriting discounts or sales commissions) and on the same terms as such securities are proposed to be offered to others, up to the amount of New Securities in the aggregate required to enable it to maintain its proportionate Common Stock-equivalent interest in the Company immediately prior to any such issuance of New Securities. The amount of New Securities that the Investor shall be entitled to purchase in the aggregate shall be determined by multiplying (x) the total number or principal amount of such offered New Securities by (y) a fraction, the numerator of which is the total number of shares of Common Stock then held by the Investor (counting for such purposes all shares of Common Stock into or for which any securities owned by the Investor are directly or indirectly convertible or exercisable, including the Series B Preferred Stock), if any, and the denominator of which is the total number of shares of Common Stock then outstanding (counting for such purposes all shares of Common Stock into or for which any securities owned by the Investor are directly or indirectly convertible or exercisable, including the Series B Preferred Stock). Notwithstanding anything herein to the contrary, in no event shall the Investor have the right to purchase New Securities hereunder to the extent such purchase would result in such Investor, together with any other person whose Company securities would be aggregated with the Investor’s Company securities for purposes of any bank regulation or law, to collectively be deemed to own, control or have the power to vote securities which (assuming, for this purpose only, full conversion and/or exercise of such securities by the Investor) would represent more than 9.9% of the Voting Securities or more than 33.3% of the Company’s total equity outstanding.

(b) Limitation on Voting Securities. Notwithstanding anything in this Section 5.12 to the contrary, upon the request of the Investor that the Investor not be issued Voting Securities in whole or in part upon the exercise of its rights to purchase New Securities, the Company shall cooperate with the Investor to modify the proposed issuance of New Securities to the Investor to provide for the issuance of Series B Preferred Stock or other non-voting securities in lieu of Voting Securities; provided, however, that to the extent, following such reasonable cooperation, such modification would cause any Other Investor to exceed its respective ownership limitation set forth in the applicable Other Securities Purchase Agreement, the Company shall, and shall only be obligated to, issue and sell to the Investor such number of Voting Securities and non-voting securities as will not cause any Other Investor to exceed its respective ownership limitation set forth in the applicable Other Securities Purchase Agreement and that the Investor has indicated it is willing to hold following consummation of such Offering (as defined in Section 5.12(c) below), and any remaining securities may be offered, sold or otherwise transferred to any other person or persons in accordance with Section 5.12(e).

(c) Notice. In the event the Company proposes to offer or sell New Securities (the “Offering”), it shall give the Investor written notice of its intention, describing the price (or range of prices), anticipated amount of New Securities, timing, and other terms upon which the Company proposes to offer the same (including, in the case of a registered public offering and to the extent possible, a copy of the prospectus included in the registration statement filed with respect to such offering), no later than ten business days, as the case may be, after the initial filing of a registration statement with the SEC with respect to an underwritten public Offering or after the commencement of marketing with respect to a Rule 144A Offering or an Offering pursuant to Section 4(2) of the Securities Act or Regulation D promulgated thereunder. If the information contained in the notice constitutes material non-public information (as defined under the applicable securities laws), the Company shall deliver such notice only to the individuals identified (with respect to the Investor) in Section 6.7 hereof, and shall not communicate the information to anyone else acting on behalf of the Investor without the consent of one of the designated individuals. The Investor shall have ten business days from the date of receipt of such a notice to notify the Company in writing that it intends to exercise its rights provided in this Section 5.12 and as to the amount of New Securities the Investor desires to purchase, up to the maximum amount calculated pursuant to Section 5.12. Such notice shall constitute a nonbinding indication of interest of the Investor to purchase the amount of New Securities so specified at the price and other terms set forth in the Company’s notice to it. The failure of the Investor to respond within such ten business day period shall be deemed to be a waiver of such Investor’s rights under this Section 5.12 only with respect to the Offering described in the applicable notice.

(d) Purchase Mechanism. If the Investor exercises its rights provided in this Section 5.12, the closing of the purchase of the New Securities in connection with the closing of the Offering with respect to which such right has been exercised shall take place within 30 calendar days after the giving of notice of such exercise, which period of time shall be extended for a maximum of 180 days in order to comply with applicable laws and regulations (including receipt of any applicable regulatory or shareholder approvals). Notwithstanding anything to the contrary herein, the closing of the purchase of the New Securities by the Investors will occur no earlier than the closing of the Offering triggering the right being exercised by the Investor. Each of the Company and the Investor agrees to use its commercially reasonable efforts to secure any regulatory or shareholder approvals or other consents, and to comply with any law or regulation necessary in connection with the offer, sale and purchase of, such New Securities.

(e) Failure of Purchase. In the event the Investor fails to exercise its rights provided in this Section 5.12 within said ten business day period or, if so exercised, the Investor is unable to consummate such purchase within the time period specified in Section 5.12(d) above because of its failure to obtain any required regulatory or shareholder consent or approval, the Company shall thereafter be entitled (during the period of 60 days following the conclusion of the applicable period) to sell or enter into an agreement (pursuant to which the sale of the New Securities covered thereby shall be consummated, if at all, within 90 days from the date of said agreement) to sell the New Securities not elected to be purchased pursuant to this Section 5.12 by the Investor or which the Investor is unable to purchase because of such failure to obtain any such consent or approval, at a price and upon terms no more favorable in the aggregate to the purchasers of such New Securities than were specified in the Company’s notice to the Investor. Notwithstanding the foregoing, if such sale is subject to the receipt of any regulatory or shareholder approval or consent or the expiration of any waiting period, the time period during which such sale may be consummated shall be extended until the expiration of five business days after all such approvals or consents have been obtained or waiting periods expired, but in no event shall such time period exceed 180 days from the date of the applicable agreement with respect to such sale. In the event the Company has not sold the New Securities or entered into an agreement to sell the New Securities within said 60-day period (or sold and issued New Securities in accordance with the foregoing within 90 days from the date of said agreement (as such period may be extended in the manner described above for a period not to exceed 180 days from the date of said agreement)), the Company shall not thereafter offer, issue or sell such New Securities without first offering such New Securities to the Investor in the manner provided above.

(f) Expedited Issuance; Regulatory Directive. Notwithstanding the foregoing provisions of this Section 5.12, if a majority of the directors of the Board of Directors determines that the Company must issue equity or debt securities on an expedited basis, then the Company may consummate the proposed issuance or sale of such securities (“Expedited Issuance”) and then comply with the provisions of this Section 5.12 provided that (i) the purchaser(s) of such New Securities has consented in writing to the issuance of additional New Securities in accordance with the provisions of this Section 5.12, and (ii) the sale of any such additional New Securities under this Section 5.12(f) to the Investor and certain Other Investors signatory to Other Securities Purchase Agreements pursuant to this Section 5.12 and similar provisions in the Other Securities Purchase Agreements shall be consummated as promptly as is practicable but in any event no later than 90 days subsequent to the date on which the Company consummates the Expedited Issuance under this Section 5.12(f). Notwithstanding anything to the contrary herein, the provisions of this Section 5.12(f) (other than as provided in subclause (ii) of this Section 5.12(f)) shall not be applicable and the consent of the purchasers of such New Securities shall not be required in connection with any Expedited Issuance undertaken at the written direction of the applicable federal regulator of the Company or the Bank. Notwithstanding anything to the contrary in this Agreement, no rights of the Investor under this Agreement will be adversely affected solely as the result of the temporary dilution of its percentage ownership of Common Stock due to an Expedited Issuance under this Section 5.12(f); provided, however, that such rights may be adversely affected from and after such time, if any, that the Investor declines to purchase Common Stock offered to the Investor under this Section 5.12.

(g) Non-Cash Consideration. In the case of the offering of securities for a consideration in whole or in part other than cash, including securities acquired in exchange therefor (other than securities by their terms so exchangeable), the consideration other than cash shall be deemed to be the fair value thereof as determined by the Board of Directors; provided, however, that such fair value as determined by the Board of Directors shall not exceed the aggregate market price of the securities being offered as of the date the Board of Directors authorizes the offering of such securities.

(h) Cooperation. The Company and the Investor shall cooperate in good faith to facilitate the exercise of the Investor’s rights under this Section 5.12, including to secure any required approvals or consents.

(i) No Assignment of Rights. The rights of an Investor described in this Section 5.12 shall be personal to Investor and the transfer, assignment and/or conveyance of said rights from Investor to any other person and/or entity, other than to an Affiliate of the Investor or a person that shares a common discretionary investment advisor with the Investor, but only if such transferee agrees in writing for the benefit of the Company to be bound by the terms of this Agreement to the same extent as the Investor (with a copy thereof to be furnished to the Company (any such transferee shall be included in the term “Investor”)), is prohibited and shall be void and of no force or effect.

5.13 Form D and Blue Sky. The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D. The Company, on or before the Closing Date, shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to the Investor pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification). The Company shall make all filings and reports relating to the offer and sale of the Purchased Shares required under applicable securities or “Blue Sky” laws of the states of the United States following the Closing Date.

5.14 Securities Laws Disclosure; Publicity. By 9:00 a.m., New York City time, on the first business day after the date of this Agreement, the Company shall issue one or more press releases or Current Reports on Form 8-K (collectively, the “Press Release”) reasonably acceptable to the Investor disclosing all material terms of the transactions contemplated hereby and by the other Transaction Documents and any other material non-public information that the Company may have provided to the Investor at any time prior to the filing of the Press Release. On or before 9:00 a.m., New York City time, on the fourth trading day immediately following the execution of this Agreement, the Company will file a Current Report on Form 8-K with the SEC describing the material terms of the Transaction Documents (and including as exhibits to such Current Report on Form 8-K the material Transaction Documents or forms thereof). If this Agreement terminates prior to Closing, by the end of the first business day following the date of such termination, the Company shall issue a press release disclosing such termination. Notwithstanding the foregoing, the Company shall not publicly disclose the name of the Investor or any Affiliate or investment adviser of the Investor, or include the name of the Investor or any Affiliate or investment adviser of the Investor in any press release or in any filing with the SEC (other than a registration statement) or any regulatory agency or trading market, without the prior written consent of the Investor, except (i) as required by the federal securities laws in connection with (A) any registration statement contemplated by Section 5.7 and (B) the filing of final Transaction Documents with the SEC and (ii) to the extent such disclosure is required by law, at the request of the staff of the SEC or regulatory agency or under trading market regulations, in which case the Company shall provide the Investor with prior written notice of such disclosure permitted under this subclause (ii). Whenever any party determines, based upon the advice of such party’s counsel, that a public announcement or other disclosure is required by or advisable with respect to any applicable law or regulation, the parties shall discuss such disclosure with each other in good faith prior to the making of such public announcement or other disclosure.

5.15 No Additional Issuances. Between the date of this Agreement and the Closing Date, except for the issuance of shares of Common Stock issuable as of the date hereof as set forth in Section 2.2(c) of the Disclosure Schedule and the Securities being issued pursuant to this Agreement and the other Transaction Documents, the Company shall not issue and agree to issue any additional shares of Common Stock or other securities which provide the holder thereof the right to convert such securities into shares of Common Stock.

5.16 Acknowledgment of Dilution. The Company acknowledges that the issuance of the Securities may result in dilution of the outstanding shares of Common Stock. The Company further acknowledges that its obligations under the Transaction Documents, including its obligation to issue the Securities pursuant to the Transaction Documents, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against the Investor and regardless of the dilutive effect that such issuance may have on the ownership of the other shareholders of the Company.

5.17	Rights Offering.

(a) As promptly as practicable following the date of this Agreement, and subject to compliance with all applicable laws and regulations, including the Securities Act, the Company shall distribute to each holder of record of Common Stock as of the close of business on a day, as determined by the Company, preceding the Closing Date (each, a “Legacy Shareholder”) non-transferable rights (the “Rights”) to purchase from the Company a number of shares of Common Stock calculated pursuant to Section 5.17(b) at the Per Share Rights Purchase Price. The transactions described in this Section 5.17, including the purchase and sale of Common Stock upon the exercise of Rights, shall be referred to in this Agreement as the “Rights Offering.” The registration statement relating to the Rights Offering shall be filed by the later of (i) within 20 business days after the date of this Agreement or, (ii) if audited financial statements for the year ended December 31, 2012 are required to be included in the initial filing of the registration statement relating to the Rights Offering pursuant to Rule 3-12 of Regulation S-X of the SEC, three business days after such audited financial statements are first available. The Company shall use commercially reasonable efforts to cause the registration statement relating to the Rights Offering to be declared effective as promptly as practicable following the date of this Agreement, but in no event shall effectiveness of the registration statement and distribution of the Rights be delayed more than ten days following the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that the registration statement relating to the Rights Offering will not be “reviewed” or will not be subject to further review.

(b) Each Right shall entitle a Legacy Shareholder to purchase any whole number of shares of Common Stock (including, for the avoidance of doubt, pursuant to customary over-subscription privileges), provided that (i) no Legacy Shareholder shall thereby exceed, together with any other person with whom such Legacy Shareholder may be aggregated under applicable law, 4.9% Beneficial Ownership of the Common Stock (unless such Legacy Shareholder exceeds 4.9% Beneficial Ownership of the Common Stock as of the record date for the Rights Offering) and (ii) the aggregate purchase price of all shares of Common Stock purchased in the Rights Offering shall not exceed $5 million.

(c) In the event the Rights Offering is over-subscribed, subscriptions by Legacy Shareholders shall be reduced proportionally based on their pro rata ownership of the Common Stock outstanding as of the close of business on the business day immediately preceding the date of this Agreement.

(d) The closing of the Rights Offering shall be conditioned on the closing of each of the transactions contemplated by the Transaction Documents.

5.18 Certain Adjustments. If the representations and warranties set forth in Section 2.2(c) shall not be true and correct as of the Closing Date, the number of Purchased Shares (including any shares of Common Stock into which any of the Series B Preferred Stock may be converted) shall be, at the Investor’s option, proportionally adjusted to provide the Investor with the same economic effect as contemplated by this Agreement in the absence of such failure to be true and correct.

5.19 Priority of Indemnification. The Company acknowledges that the Board Representative has certain rights to indemnification, advancement of expenses and/or insurance provided by certain affiliates of the Board Representative (collectively, the “Third Party Indemnitors”). The Company agrees that (i) it is the indemnitor of first resort (i.e., its indemnification obligations to the Board Representative are primary and any obligation of the Third Party Indemnitors to advance expenses or to provide indemnification for the same expenses or liabilities incurred by the Board Representative are secondary), (ii) to the extent legally permitted and required by the terms of this Agreement and the Articles of Incorporation or bylaws of the Company, as may be amended from time to time (or any other agreement between the Company and the Board Representative), it shall be required to advance the full amount of expenses incurred by the Board Representative and shall be liable for the full amount of all expenses, judgments, penalties, fines and amounts paid in settlement without regard to any rights the Board Representative may have against the Third Party Indemnitors and, (iii) it irrevocably waives, relinquishes and releases the Third Party Indemnitors from any and all claims against the Third Party Indemnitors for contribution, subrogation or any other recovery of any kind in respect thereof. The Company further agrees that no advancement or payment by the Third Party Indemnitors on behalf of the Board Representative with respect to any claim for which the Board Representative has sought indemnification from the Company shall affect the foregoing and the Third Party Indemnitors shall have a right of contribution and/or be subrogated to the extent of such advancement or payment to all of the rights of recovery of the Board Representative against the Company.

5.20 Corporate Opportunities. Each of the parties hereto acknowledges that the Investor and its Affiliates and related investment funds may review the business plans and related proprietary information of any enterprise, including enterprises which may have products or services which compete directly or indirectly with those of the Company and the Company Subsidiaries, and may trade in the securities of such enterprise. None of the Investor and its Affiliates, any of their respective Affiliates or related investment funds shall be precluded or in any way restricted from investing or participating in any particular enterprise, or trading in the securities thereof whether or not such enterprise has products or services that compete with those of the Company and the Company Subsidiaries. The parties expressly acknowledge and agree that: (a) the Investor, the Board Representative, the Observer, the Affiliates of the Investor and their respective Affiliates have the right to, and shall have no duty (contractual or otherwise) not to, directly or indirectly, engage in the same or similar business activities or lines of business as the Company and the Company Subsidiaries; and (b) in the event that the Investor, the Board Representative, the Observer, any Affiliate of the Investor or any of their respective Affiliates acquires knowledge of a potential transaction or matter that may be a corporate opportunity for the Company or any of the Company Subsidiaries, the Investor, Board Representative, Observer, Affiliates of the Investor or any of their respective Affiliates shall have no duty (contractual or otherwise) to communicate or present such corporate opportunity to the Company or any of the Company Subsidiaries, and, notwithstanding any provision of this Agreement to the contrary, shall not be liable to the Company or any of the Company Subsidiaries or shareholders of the Company for breach of any duty (contractual or otherwise) by reason of the fact that the Investor, any Affiliate thereof, any related investment fund thereof or any of their respective Affiliates, directly or indirectly, pursues or acquires such opportunity for itself, directs such opportunity to another person, or does not present such opportunity to the Company.

5.21 No Solicitation of Competing Proposal.

(a) Except as provided in this Section 5.21, from and after the date of this Agreement until the earlier of the Closing and the date, if any, on which this Agreement is terminated pursuant to Section 4.1, the Company agrees that it shall not, and that it shall direct and use its reasonable best efforts to cause the Company’s directors, officers, employees, agents, consultants and advisors not to, directly or indirectly, solicit, initiate, encourage or facilitate any inquiries or proposals from, discuss or negotiate with, provide any information to, or consider the merits of any unsolicited inquiries or proposals from, any person relating to any Acquisition Transaction or a potential Acquisition Transaction involving the Company or any Company Subsidiary.

(b) Notwithstanding the limitations set forth in Section 5.21(a), if after the date of this Agreement and prior to the approval of the Shareholder Proposals by the Company’s shareholders the Company receives an unsolicited proposal from a third party with respect to an Acquisition Transaction that was not directly or indirectly, after the date hereof, made, encouraged, facilitated, solicited, initiated or assisted by the Company or its directors, officers, employees, agents, consultants and advisors (an “Unsolicited Company Proposal”) which did not result from or arise in connection with a breach of Section 5.21(a) and which: (i) constitutes a Superior Proposal (as defined in Section 5.21(h)); or (ii) which the Board of Directors of the Company determines in good faith, after consultation with the Company’s outside legal and financial advisors, could reasonably be expected to result, after the taking of any of the actions referred to in either of clause (x) or (y) below, in a Superior Proposal, the Company may take the following actions after providing written notice to the Investor of such determination and the basis therefor: (x) furnish nonpublic information with respect to the Company and the Company Subsidiaries to the third party making such Unsolicited Company Proposal, if, and only if, prior to so furnishing such information, the Company and such third party enter into a confidentiality agreement (a “Third Party Confidentiality Agreement”) that is no less restrictive of and no more favorable to such third party or parties than the confidentiality agreement, dated as of [FORM A: June 5, 2012][FORM B: July 19, 2012], between the Company and the Investor and (y) engage in discussions or negotiations with the third party with respect to the Unsolicited Company Proposal; provided, however, that the Company has complied with the requirements of Section 5.21(d) with respect to such Unsolicited Company Proposal or such Superior Proposal. The Third Party Confidentiality Agreement shall provide that such third party shall pay any Termination Fee payable under Section 4.2 and any costs, expenses and interest payable under Section 4.2(e).

(c) Neither the Board of Directors of the Company nor any committee thereof shall withdraw, qualify or modify the Board Recommendation in a manner adverse to the Investor, or publicly propose to do so, or take any other action or make any other public statement in connection with any meeting of the Company’s shareholders or otherwise which is inconsistent with the Board Recommendation (any of the foregoing, a “Change in Recommendation”) or approve or recommend or publicly propose to approve or recommend, any other Acquisition Transaction. Notwithstanding the foregoing and the limitations set forth in Section 5.21(a), if, prior to receipt of approval by the shareholders of the Company of the Shareholder Proposals, the Board of Directors of the Company determines in good faith, after consultation with the Company’s outside legal and financial advisors, that, due to the existence of a Superior Proposal or an Unsolicited Company Proposal which the Board of Directors of the Company determines in good faith, after consultation with the Company’s outside legal and financial advisors, could reasonably be expected to result, after the taking of any of the actions referred to in either of clause (x) or (y) of Section 5.21(b), in a Superior Proposal, the Board of Directors of the Company and the Company may (1) effect a Change in Recommendation (provided that the Company may not effect a Change in Recommendation unless the Board determines in good faith, after consultation with the Company’s outside legal and financial advisors, that failure to effect such Change in Recommendation would be reasonably likely to constitute a breach by the Board of Directors of the Company of its fiduciary duties under applicable law) or (2) solely with respect to a Superior Proposal, enter into a binding written agreement with respect to such Superior Proposal and terminate this Agreement (provided that the Company may not terminate this Agreement pursuant to the foregoing clause (2), and any purported termination pursuant to the foregoing clause (2) shall be void and of no force or effect, unless (X) the Board determines in good faith, after consultation with the Company’s outside legal and financial advisors, that failure to take such action would be reasonably likely to constitute a breach by the Board of Directors of the Company of its fiduciary duties under applicable law and (Y) in advance of or concurrently with such termination the Company pays or causes to be paid the Termination Fee to the Investor in accordance with Section 4.2(b)), but only if the Company shall have first: (i) provided five business days’ prior written notice to the Investor that it is prepared to effect a Change in Recommendation in response to an Unsolicited Company Proposal or Superior Proposal or, as applicable, to enter into a binding written agreement with respect to the Superior Proposal and terminate this Agreement, and specifying the reasons therefor, including the terms and conditions of the Unsolicited Company Proposal or Superior Proposal, as applicable (including the most current version of any proposed agreement(s)), and the identity of the person making the proposal; (ii) offered to provide to the Investor all material non-public information delivered or made available to the person making any Unsolicited Company Proposal or Superior Proposal in connection with such Unsolicited Company Proposal or Superior Proposal that was not previously delivered or made available to the Investor; (iii) provided to the Investor copies of documents relating to the Unsolicited Company Proposal or Superior Proposal provided to the Company by the person making the proposal (or provided by the Company to such person or their representatives), including the most current version of any proposed agreement or any other letter or other document containing such person’s proposal (and the Company’s response(s) thereto) and the terms and conditions thereof; and (iv) during such five business day period, if requested by the Investor, engaged in, and caused its financial and legal advisors to engage in, good faith negotiations with the Investor to amend this Agreement. The Company acknowledges and agrees that (i) any change to the financial terms or (ii) any material change to any other terms of an Unsolicited Company Proposal or Superior Proposal shall require compliance with the foregoing provisions anew.

(d) The Company shall notify the Investor orally and in writing promptly (but in no event later than one business day) after receipt by the Company, the Bank, or any of their respective directors, officers, employees, representatives, agents or advisors of any proposal or offer from any person other than the Investor regarding an Acquisition Transaction or any request for non-public information by any person other than the Investor in connection with an Acquisition Transaction indicating, in connection with such notice, the name of such person and the material terms and conditions of any proposals or offers (including, if applicable, copies of any written requests, proposals or offers, including proposed agreements) and thereafter shall keep the Investor informed, on a current basis, of the status and terms of any such proposals or offers (including any amendments thereto) and the status of any such discussions or negotiations, including any change in the Company’s intentions as previously notified.

(e) Nothing contained in this Agreement shall prevent the Company or its board of directors from issuing as “stop, look and listen” communication pursuant to Rule 14d-9(f) under the Exchange Act or complying with Rule 14d-9 and Rule 14e-2 under the Exchange Act with respect to an Acquisition Transaction or from making any disclosure to the Company shareholders if the Board of Directors of the Company (after consultation with outside counsel) concludes that its failure to do so would be inconsistent with its fiduciary duties under applicable Law.

(f) Notwithstanding the limitations set forth in Section 5.21(a) but subject to compliance with the terms and conditions of Section 5.21(b)-(d), if the Board of Directors has effected a Change in Recommendation in compliance with the requirements of Section 5.21(c), then the Board of Directors of the Company may cause the Company to enter into a binding written agreement with respect to such Superior Proposal and terminate this Agreement in accordance with Section 4.1(h).

(g) As used in this Agreement, “Acquisition Transaction” shall mean: (i) a merger, reorganization, share exchange, consolidation, business combination, recapitalization, dissolution,

liquidation, or similar transaction involving the Company or any of the Company Subsidiaries; (ii) the issuance by the Company or the Bank of securities representing 20% or more of its outstanding Voting Securities (including upon the conversion, exercise or exchange of securities convertible into or exercisable or exchangeable for such Voting Securities); or (iii) the acquisition in any manner, directly or indirectly, of (x) 20% or more of the outstanding Voting Securities of the Company or the Bank (including through the acquisition of securities convertible into or exercisable or exchangeable for such Voting Securities), (y) 20% or more of the consolidated total assets of the Company and the Company Subsidiaries, taken as a whole, or (z) one or more businesses or divisions that constitute 20% or more of the revenues or net income of the Company and the Company Subsidiaries, taken as a whole.

(h) As used in this agreement, “Superior Proposal” shall mean a bona fide written Unsolicited Company Proposal (not solicited or initiated in violation of Section 5.21(a)) that relates to a potential Acquisition Transaction (but changing the references to the 20% amounts contained in the definition of Acquisition Transaction to references to 50%) that is determined in good faith by the Board of Directors of the Company, after consultation with the Company’s legal and financial advisors after taking into account all the terms and conditions of the Unsolicited Company Proposal and this Agreement, is on terms that are more favorable to the shareholders of the Company from a financial point of view than the transactions contemplated by the Transaction Documents (after giving effect to any changes to this Agreement proposed by the Investor in response to such proposal or otherwise) and is, in the reasonable judgment of the Board of Directors, reasonably capable of being completed on its stated terms, taking into account all financial, regulatory, legal and other aspects of such inquiry, proposal or offer and the third party or parties making the inquiry, proposal or offer.

5.22 Exchange Listing. The Company shall use its reasonable best efforts to cause the shares of Common Stock to be issued pursuant to this Agreement and the shares of Common Stock reserved for issuance pursuant to the conversion of the Series B Preferred Stock to be approved for listing on NASDAQ, including by submitting prior to the Closing supplemental listing materials with NASDAQ with respect to the shares of Common Stock to be issued pursuant to this Agreement and the shares of Common Stock reserved for issuance pursuant to the conversion of the Series B Preferred Stock, subject to official notice of issuance.

ARTICLE VI

Miscellaneous

6.1 Survival. Each of the representations and warranties set forth in this Agreement shall survive the Closing under this Agreement but only for a period of 15 months following the Closing Date (or until final resolution of any claim or action arising from the breach of any such representation and warranty, if notice of such breach was provided prior to the end of such period) and thereafter shall expire and have no further force and effect; provided that the representations and warranties in Sections 2.2(a), 2.2(b), 2.2(c), 2.2(d), 2.2(f), 2.3(a) and 2.3(b) shall survive indefinitely and the representations and warranties in Section 2.2(i) shall survive until the expiration of the applicable statutory periods of limitations. Except as otherwise provided herein, all covenants and agreements contained herein shall survive for the duration of any statutes of limitations applicable thereto or until, by their respective terms, they are no longer operative.

6.2 Amendment. No amendment or waiver of this Agreement will be effective with respect to any party unless made in writing and signed by an officer of a duly authorized representative of such party.

6.3 Waivers. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The conditions to each party’s obligation to consummate the Closing are for the sole benefit of such party and may be waived by such party in whole or in part to the extent permitted by applicable law. No waiver of any party to this Agreement will be effective unless it is in a writing signed by a duly authorized officer of the waiving party that makes express reference to the provision or provisions subject to such waiver. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

6.4 Counterparts and Facsimile. For the convenience of the parties hereto, this Agreement may be executed in any number of separate counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts will together constitute the same agreement. Executed signature pages to this Agreement may be delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file and such signatures will be deemed as sufficient as if actual signature pages had been delivered.

6.5 Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State. The parties hereto irrevocably and unconditionally consent to submit to the exclusive jurisdiction of the state and federal courts located in the State of New York for any actions, suits or proceedings arising out of or relating to this Agreement and the transactions contemplated hereby.

6.6 Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

6.7 Notices. Any notice, request, instruction or other document to be given hereunder by any party to the other will be in writing and will be deemed to have been duly given (a) on the date of delivery if delivered personally or by telecopy, facsimile or e-mail, upon confirmation of receipt, (b) on the first business day following the date of dispatch if delivered by a recognized next-day courier service, or (c) on the third business day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice.

(1) If to the Investor:

[            ]

[            ]

[            ]

with a copy to (which copy alone shall not constitute notice):

[            ]

[            ]

[            ]

(2) If to the Company:

Eastern Virginia Bankshares, Inc.

300 Hospital Road

Tappahannock, Virginia 22560

Attn: Joseph A. Shearin, Chief Executive Officer

Facsimile: (804) 445-1047

Email: joe.shearin@bankevb.com

with a copy to (which copy alone shall not constitute notice):

Troutman Sanders LLP

1001 Haxall Point

Richmond, Virginia 23219

Attn: Jacob A. Lutz, III

Facsimile: (804) 698-6014

Email: jacob.lutz@troutmansanders.com

6.8 Entire Agreement, etc. This Agreement (including the Exhibits, Schedules, and Disclosure Schedule hereto) constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, between the parties, with respect to the subject matter hereof; the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors, and with respect to the Investor, its permitted assigns; and this Agreement will not be assignable by operation of law or otherwise (any attempted assignment in contravention hereof being null and void), except that the Investor shall be permitted to assign its rights or obligations hereunder (i) to any Affiliate entity or person that shares a common discretionary investment advisor, but only if the transferee agrees in writing for the benefit of the Company to be bound by the terms of this Agreement to the same extent as the Investor (with a copy thereof to be furnished to the Company (any such transferee shall be included in the term “Investor”)); provided, further, that no such assignment shall relieve the Investor of any of its obligations under this Agreement and (ii) as and to the extent provided in Section 5.6.

6.9 Other Definitions. Wherever required by the context of this Agreement, the singular shall include the plural and vice versa, and the masculine gender shall include the feminine and neuter genders and vice versa, and references to any agreement, document or instrument shall be deemed to refer to such agreement, document or instrument as amended, supplemented or modified from time to time. All article, section, paragraph or clause references not attributed to a particular document shall be references to such parts of this Agreement, and all exhibit, annex and schedule references not attributed to a particular document shall be references to such exhibits, annexes and schedules to this Agreement. When used herein:

(1) the term “subsidiary” means those corporations, banks, savings banks, associations and other persons of which such person owns or controls 50.1% or more of the outstanding equity securities either directly or indirectly through an unbroken chain of entities as to each of which 50.1% or more of the outstanding equity securities is owned directly or indirectly by its parent; provided, however, that there shall not be included any such entity to the extent that the equity securities of such entity were acquired in satisfaction of a debt previously contracted in good faith or are owned or controlled in a bona fide fiduciary capacity;

(2) the term “Affiliate” means, with respect to any person, any person directly or indirectly controlling, controlled by or under common control with, such other person, including as such term is defined in Section 2(k) of the BHC Act. For purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) when used with respect to any person, means the possession, directly or indirectly, of the power to cause the direction of management and/or policies of such person, whether through the ownership of voting securities by contract or otherwise;

(3) the term “Lead Investor” means any Investor who, as a result of the transactions contemplated by this Agreement and the other Transaction Documents, will own in excess of 24.9% of the total equity of the Company after giving effect to the transactions contemplated by this Agreement and the other Transaction Documents;

(4) the term “Major Investor” means any Investor (other than a Lead Investor) who, as a result of the transactions contemplated by this Agreement and the other Transaction Documents, will own Voting Securities of the Company representing greater than 9.0% of the total voting power of the Company and up to 14.9% of the total equity of the Company, in each case after giving effect to the transactions contemplated by this Agreement and the other Transaction Documents;

(5) the word “or” is not exclusive;

(6) the words “including,” “includes,” “included” and “include” are deemed to be followed by the words “without limitation”;

(7) the terms “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision;

(8) “business day” means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York or the State of Idaho generally are authorized or required by law or other governmental actions to close;

(9) “person” has the meaning given to it in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act;

(10) “Beneficially Own,” “Beneficial Owner” and “Beneficial Ownership” are defined in Rules 13d-3 and 13d-5 of the Exchange Act;

(11) “knowledge of the Company” or “Company’s knowledge” means the actual knowledge of the officers of the Company listed in Section 6.9(11) of the Disclosure Schedule; and

(12) “knowledge of the Investor” or “Investor’s knowledge” means the actual knowledge of the executive officers or, to the extent an Investor does not have executive officers, persons performing substantially similar functions.

6.10 Captions. The article, section, paragraph and clause captions herein are for convenience of reference only, do not constitute part of this Agreement and will not be deemed to limit or otherwise affect any of the provisions hereof.

6.11 Severability. If any provision of this Agreement or the application thereof to any person (including the officers and directors of the Investor and the Company) or circumstance is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to persons or circumstances other than those as to which it has been held invalid or unenforceable, will remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination, the parties shall negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to effect the original intent of the parties.

6.12 No Third-Party Beneficiaries. Nothing contained in this Agreement, expressed or implied, is intended to confer or shall confer upon any person other than the express parties hereto and the Placement Agent, any benefit right or remedies, except that the provisions of Sections 3.4, 5.4, 5.6, 5.7, 5.17, 5.19 and 5.20 shall inure to the benefit of the persons referred to in those Sections, including any Holders. The representations and warranties set forth in Article II and the covenants set forth in Articles III and V have been made solely for the benefit of the parties to this Agreement and (a) may be intended not as statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate, (b) have been qualified by reference to the Disclosure Schedule, each of which contains certain disclosures that are not reflected in the text of this Agreement, and (c) may apply standards of materiality in a way that is different from what may be viewed as material by shareholders of, or other investors in, the Company.

6.13	Time of Essence. Time is of the essence in the performance of each and every term of this Agreement.

6.14 Public Announcements. Subject to each party’s disclosure obligations imposed by law or regulation, each of the parties hereto will cooperate with each other in the development and distribution of all news releases and other public information disclosures with respect to this Agreement and any of the transactions contemplated by this Agreement or the other Transaction Documents, and no party hereto will make any such news release or public disclosure without first consulting with the other party hereto and receiving its consent (which shall not be unreasonably withheld, conditioned, or delayed), and each party shall coordinate with the other with respect to any such news release or public disclosure.

6.15 Specific Performance. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms. It is accordingly agreed that the parties shall be entitled to seek specific performance of the terms hereof, this being in addition to any other remedies to which they are entitled at law or equity.

6.16 Independent Nature of Investors’ Obligations and Rights. The obligations of the Investor under this Agreement and the respective Other Investors under the Other Securities Purchase Agreements are several and not joint with the obligations of any other such investor, and neither the Investor nor any such Other Investor shall be responsible in any way for the performance of the obligations of any Other Investor under any Transaction Document. The decision of the Investor and such Other Investors to purchase Series B Preferred Stock pursuant to the Transaction Documents has been made by each such investor independently of any other investor and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or any Company Subsidiary which may have been made or given by any other investor or by any agent or employee of any other investor, and neither the Investor nor any such Other Investor, nor any of their respective agents or employees, shall have any liability to any other investor (or any other person) relating to or arising from any such information, materials, statement or opinions. Nothing contained herein or in any Transaction Document, and no action taken by the Investor or any Other Investor pursuant thereto, shall be deemed to constitute the investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. The Investor acknowledges that no Other Investor has acted as agent for the Investor in connection with making its investment hereunder and that no Other Investor will be acting as agent of the Investor in connection with monitoring its investment in the Purchased Shares or enforcing its rights under the Transaction Documents. The Investor and each of the Other Investors signatory to the Other Securities Purchase Agreements shall be entitled to independently protect and enforce its rights, including the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other investor to be joined as an additional party in any proceeding for such purpose.

* * *

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first herein above written.

EASTERN VIRGINIA BANKSHARES, INC.

By:
Name:	Joseph A. Shearin
Title:	President and Chief Executive Officer

INVESTOR

[ ]

By:
Name:
Title:

Number of Purchased Common Shares:

Number of Purchased Preferred Shares:

Number of shares of (i) Common Stock, (ii) securities convertible into or exchangeable for Common Stock, or (iii) any other equity or equity-linked security of the Company or any Company Subsidiary Beneficially Owned by the Investor as of the date first herein above written:

APPENDIX B

Form of Purchase Agreement Entered Into with

Each of the Other Investors

SECURITIES PURCHASE AGREEMENT1

dated as of March 26, 2013

between

EASTERN VIRGINIA BANKSHARES, INC.

and

[            ]

[1]	This form of securities purchase agreement is a composite of two forms of agreement, referred to herein as “Form A” and “Form B”. Differences between Form A and Form B are noted in bracketed text. Eastern Virginia Bankshares, Inc. (the “Company”) entered into securities purchase agreements with certain institutional investors using Form A and with certain other institutional investors using Form B.

B - i

LIST OF EXHIBITS

Exhibit A:	Form of Opinion of Company Counsel

Exhibit B:	Form of Officer’s Certificate of the Company

Exhibit C:	Form of Secretary’s Certificate of the Company

Exhibit D:	[Reserved]

Exhibit E:	Form of Preferred Stock Articles of Amendment

Exhibit F:	[Reserved]

Exhibit G:	Form of Certificate of the Investor

Exhibit H:	Form of Support Agreement

Exhibit I:	Form of Transaction Shareholder Proposal

Exhibit J:	Form of Board Size Shareholder Proposal

B - ii

SECURITIES PURCHASE AGREEMENT, dated as of March 26, 2013 (this “Agreement”), between Eastern Virginia Bankshares, Inc., a Virginia corporation (the “Company”), and [            ] (the “Investor”).

RECITALS:

A. The Investment. The Company intends to sell to the Investor, and the Investor intends to purchase from the Company, as an investment in the Company, the securities as described herein. The securities to be purchased at the Closing are shares of common stock, $2.00 par value per share, of the Company (“Common Stock”). The number of shares of Common Stock (the “Purchased Shares”) to be purchased by the Investor hereunder are set forth on the signature page hereto. The purchase of the Purchased Shares shall not cause the Investor, together with any other person whose Beneficial Ownership (as defined in Section 6.9(10)) of Company securities would be aggregated with the Investor’s Beneficial Ownership of Company securities for purposes of any bank regulation or law, to collectively own, control or have the power to vote, as of the Closing Date (as defined in Section 1.2), more than 9.9% of the Common Stock or more than 33.3% of the Company’s total equity outstanding.

B. Additional Private Placements. Concurrently with the investment contemplated herein, the Company has agreed to sell shares of Common Stock and a newly-issued series of non-voting mandatorily convertible non-cumulative preferred stock, series B, $2.00 par value per share, of the Company (the “Series B Preferred Stock” and, together with the Common Stock, the “Securities”) in private placements (the “Other Private Placements”) to other investors (the “Other Investors”) under separate securities purchase agreements (the “Other Securities Purchase Agreements”), with the closing of such transactions to occur simultaneously with the closing of this transaction.

C. Transaction Documents. The term “Transaction Documents” refers collectively to this Agreement and the Other Securities Purchase Agreements.

D. Placement Agent. The Company has engaged Keefe, Bruyette & Woods, Inc. as its exclusive placement agent (the “Placement Agent”) for the offering of securities pursuant to this Agreement and the Other Securities Purchase Agreements.

E. Rights Offering. As promptly as reasonably practicable following the date of this Agreement, the Company will commence the Rights Offering (as defined in Section 5.17(a)), in which the Company will distribute to Legacy Shareholders (as defined in Section 5.17(a)), at no charge, non-transferable subscription rights to purchase shares of Common Stock as set forth in Section 5.17 at a price per share of $4.55 (the “Per Share Rights Purchase Price”).

NOW, THEREFORE, in consideration of the premises, and of the representations, warranties, covenants and agreements set forth herein, the parties agree as follows:

ARTICLE I

Purchase; Closings

1.1 Purchase. On the terms and subject to the conditions set forth herein, the Investor will purchase from the Company, and the Company will sell to the Investor, the Purchased Shares as set forth herein.

1.2 Closing.

(a) Purchased Shares. Unless this Agreement has been terminated pursuant to Article IV and subject to the satisfaction or waiver of the conditions to the closing set forth in Section 1.2(b), the closing shall take place, simultaneously with the closing of the Other Private Placements, on the date that is six business days following the day on which the conditions set forth in Section 1.2(b) (other than those that by their nature are to be satisfied at Closing, but subject to the fulfillment or waiver of those conditions) are satisfied or waived, at the offices of Troutman Sanders LLP, counsel to the Company, located at 1001 Haxall Point, Richmond, Virginia 23219, or such other location as agreed by the parties in writing (the “Closing”). The date of the Closing is referred to as the “Closing Date.” [Form A: Subject to the satisfaction or waiver of the conditions described in Section 1.2(b), at the Closing, the Company will deliver to the Investor the Purchased Shares in either (i) uncertificated book-entry form or (ii) at the request of the Investor, in certificated form (pursuant to written instructions provided by the Investor to the Company at least three business days in advance of the Closing Date) against payment by the Investor of $[        ] (the “Purchase Price”) by wire transfer of immediately available United States funds to a bank account designated by the Company, it being understood and agreed that the Investor must have received the Purchased Shares prior to making such payment.] [Form B: Subject to the satisfaction or waiver of the conditions described in Section 1.2(b), at the Closing, the Company will deliver to the Investor the Purchased Shares in uncertificated book-entry form (pursuant to written instructions provided by the Investor to the Company at least three business days in advance of the Closing Date) against payment by the Investor of $420,456.40 (the “Purchase Price”) by wire transfer of immediately available United States funds to a bank account designated by the Company.]

(b) Closing Conditions.

(1) The obligation of the Investor to consummate the Closing is subject to the fulfillment (or written waiver by the Investor) prior to or contemporaneously with the Closing of each of the following conditions:

(i) (A) no provision of any applicable law or regulation and no judgment, injunction, order or decree shall prohibit the Closing or shall prohibit or restrict the Investor or its Affiliates (as defined in Section 6.9(2)) from owning or voting any securities of the Company in accordance with the terms thereof and (B) no lawsuit shall have been commenced by any court, administrative agency or commission or other governmental authority or instrumentality, whether federal, state, local or foreign, or any applicable industry self-regulatory organization (each, a “Governmental Entity”) seeking to effect any of the foregoing;

(ii) the representations and warranties of the Company set forth in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing (except (A) to the extent such representations and warranties are made as of a specified date, in which case, subject to clause (B) below, such representations and warranties shall be true and correct in all material respects as of such date, and (B) the following representations and warranties of the Company shall be true and correct in all respects: Section 2.2(b), Section 2.2(c) (which shall be true and correct in all respects except to a de minimis extent that is addressed to the Investor’s reasonable satisfaction at the Closing pursuant to Section 5.18), Section 2.2(d)(1), Section 2.2(d)(2)(i)(A), Section 2.2(d)(3), Section 2.2(i) (tenth sentence only), Section 2.2(j)(i), Section 2.2(l), Section 2.2(u), Section 2.2(w), Section 2.2(cc) and Section 2.2(ff);

(iii) since the date hereof, there shall not have occurred any circumstance, event, change, development or effect that, individually or in the aggregate, has had or could reasonably be expected to have a Material Adverse Effect on the Company or its wholly-owned banking subsidiary, EVB (the “Bank”);

(iv) the Company shall have performed in all material respects all obligations required to be performed by it at or prior to or contemporaneously with the Closing under this Agreement (except that with respect to obligations that are qualified by materiality, the Company shall have performed such obligations, as so qualified, in all respects);

(v) Troutman Sanders LLP, counsel for the Company, shall have delivered to the Investor their written opinion, dated the Closing Date, as to the matters set forth in Exhibit A hereto, and otherwise in form and substance reasonably satisfactory to the Investor;

(vi) the Company, the Investor and the Other Investors shall have obtained all third party consents and approvals that are material and necessary to consummate the transactions contemplated by the Transaction Documents;

(vii) (A) the Investor shall have received (x) from the Board of Governors of the Federal Reserve System (the “Federal Reserve”), if such Investor is a Lead Investor (as defined in Section 6.9(3)) or Major Investor (as defined in Section 6.9(4)), confirmation, satisfactory in such Investor’s reasonable good faith judgment, from the Federal Reserve to the effect that the purchase of the Securities and the consummation of the Closing and the transactions contemplated by the Transaction Documents will not result in the Investor or any of its Affiliates (i) being deemed in control of the Company for purposes of the Bank Holding Company Act of 1956, as amended (the “BHC Act”), or (ii) otherwise being regulated as a bank holding company within the meaning of the BHC Act, and (y) confirmation, satisfactory in such Investor’s reasonable judgment, from the Virginia Bureau of Financial Institutions (the “BFI”) to the effect that neither the Investor nor any of its Affiliates is a bank holding company for purposes of Chapter 8 of Title 6.2 of the Code of Virginia (the “Virginia Banking Act”) as a result of the purchase of the Securities and the consummation of the Closing and the other transactions contemplated by the Transaction Documents; and otherwise the Company, the Investor and the Other Investors shall have obtained all applicable governmental or regulatory approvals or authorizations of or, to the extent required by applicable law or regulation, consents, approvals or exemptions from bank regulatory authorities, required in connection with the transactions contemplated by the Transaction Documents; and (B) in the event the Investor has the right to nominate a Board Representative (as defined in Section 5.10(f)) hereunder (and has provided notice to the Company prior to the Closing of its exercise of that right), the Investor’s Board Representative shall have been elected and appointed to the board of directors of the Company (the “Board of Directors”) and the Bank Board, as applicable, and the composition of the Board of Directors shall satisfy the independence requirements of the NASDAQ Global Select Market (the “NASDAQ”) and the Federal Reserve.

(viii) following the date hereof, the Company shall not have agreed to enter into or entered into (A) any agreement or transaction in order to raise capital or (B) any transaction that resulted in, or would result in if consummated, a Change in Control (as defined in Section 5.2(b)) of the Company, in each case, other than in connection with the transactions contemplated by the Transaction Documents;

(ix) the Company shall have delivered to the Investor a duly executed Officer’s Certificate in the form set forth in Exhibit B hereto, dated as of the Closing Date;

(x) the Company shall have delivered to the Investor a certificate of the Secretary of the Company, in the form attached hereto as Exhibit C, dated as of the Closing Date;

(xi) the Company shall have delivered to the Investor a Certificate of Good Standing for the Company from the Virginia State Corporation Commission (the “VSCC”) as of a recent date;

(xii) the Common Stock shall continue to be eligible for listing on the NASDAQ;

(xiii) the shares of Common Stock to be issued pursuant to this Agreement shall have been authorized for listing on the NASDAQ or such other market on which the Common Stock is then listed or quoted, subject to official notice of issuance;

(xiv) the Investor shall have received such other documents and certificates as it may reasonably request or as may be required pursuant to this Agreement;

(xv) [Form A: since the date hereof, there shall not be any action taken, or any law enacted, entered, enforced or deemed applicable, by any Governmental Entity, whether in connection with the consents of any Governmental Entity specified in Section 1.2(b)(1)(vii) or otherwise, which imposes any new restriction or condition on the Company or the Company Subsidiaries (as defined in Section 2.2(b)) or the Investor or any of its Affiliates (other than such restrictions as are described in the passivity or anti-association commitments, if any, required to be entered into by the Investor and/or any such Affiliate in connection with the transactions contemplated hereby), which is materially burdensome on the Company’s business following the Closing or on the Investor (or any of its Affiliates), as applicable, or would reduce the economic benefits of the transactions contemplated by this Agreement to the Investor to such a degree that the Investor would not have entered into this Agreement had such condition or restriction been known to it at the date hereof (any such condition or restriction, a “Burdensome Condition”); and, for the avoidance of doubt, any requirement to disclose any Investor Confidential Information (as defined in Section 3.1(a)) shall be deemed a Burdensome Condition unless otherwise determined by such Investor in its sole discretion;] [Form B: [reserved];]

(xvi) the Company shall have filed with the VSCC (and the VSCC shall have issued a certificate of amendment evidencing the effectiveness of) articles of amendment to the Company’s Articles of Incorporation, substantially in the form attached hereto as Exhibit E (the “Preferred Stock Articles of Amendment”), setting forth the terms of the Series B Preferred Stock;

(xvii) the Board of Directors shall have approved and adopted a tax benefits preservation plan (a “Rights Plan”) under which the issuance of rights is based on an ownership threshold of more than 4.9% of the outstanding Common Stock calculated based on direct ownership and “constructive ownership” pursuant to Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”), and any final, proposed or temporary regulation of the U.S. Treasury promulgated thereunder (such ownership, “Economic Ownership”), the Company shall have implemented the Rights Plan, and the related rights shall have been issued to shareholders of the Company (and for the avoidance of doubt, the Investor shall receive the preferred share purchase rights issuable under the Rights Plan with respect to the Purchased Shares; provided however, that if (i) all other closing conditions in this Section 1.2(b)(1) have been satisfied or waived by the Investor and (ii) the Company has not received confirmation, satisfactory in the Company’s reasonable good faith judgment, from the Federal Reserve that the Federal Reserve does not object to the Company’s approval, adoption and implementation of the Rights Plan, this condition shall be deemed to have been satisfied;

(xviii) the Company shall receive gross proceeds from the sale of securities of an aggregate amount not less than $45 million, contemporaneously with the Closing, from the Investor and the Other Investors as contemplated by this Agreement and from the Other Private Placements, respectively; the price per share of Common Stock or of Series B Preferred Stock sold in the Other Private Placements shall be no less than the per share purchase price hereunder; and the other terms and conditions of this Agreement shall be no less favorable to the Investor than the terms and conditions of the Other Private Placements except as noted in Section 2.2(aa);

(xix) subject to the Investor’s execution of a reliance letter to KPMG LLP pursuant to which the Investor shall reasonably agree to KPMG’s standard terms and conditions (forms of which have previously been provided to the Investor), the Investor shall have received from KPMG LLP express permission to rely on a written opinion from KPMG LLP to the Company to the effect that, based on the most current information available prior to the Closing Date as provided by the Company to KPMG LLP, there has not been, and the transactions contemplated by this Agreement should not cause an “ownership change” within the meaning of Section 382 of the Code during the analysis period covered by such written opinion;

(xx) after the Closing and the consummation of the transactions contemplated by this Agreement and the Other Securities Purchase Agreements, (A) the Bank shall be “well capitalized” as defined in 12 C.F.R. § 325.103(b)(1); (B) the Company shall be “well capitalized” as defined in 12 C.F.R. §§ 225.2(r); (C) the Company and the Bank shall meet or exceed all specific quantitative capital requirements stated in any written agreement, order, understanding or undertaking with the Federal Reserve or the BFI, as applicable; (D) the Series B Preferred Stock shall qualify as unrestricted Tier 1 capital pursuant to the Capital Adequacy Guidelines for Bank Holding Companies, 12 C.F.R. Part 225, Appendix A; and (E) the Company’s capital structure will otherwise comply with the “predominance” of voting common equity provisions of 12 C.F.R. Part 225, Appendix A;

(xxi) [reserved];

(xxii) as of the end of the month immediately prior to Closing, total nonperforming assets shall not have increased more than 33% over total nonperforming assets as of September 30, 2012 as disclosed in the Company 10-Q (as defined in Section 2.2(f));

(xxiii) the Company shall have prepared and filed with the Securities and Exchange Commission (the “SEC”) a registration statement under the Securities Act of 1933, as amended, or any successor statute (the “Securities Act”) on Form S-1 (or, if the Company is then eligible, on Form S-3) with respect to the Rights Offering (as defined in Section 5.17) and the non-transferable subscription rights and shares of Common Stock issuable upon exercise of such rights to be issued in the Rights Offering;

(xxiv) receipt of the approval by the Company’s shareholders of the Shareholder Proposals (as defined in Section 2.2(d)(1)); and

(xxv) the purchase of the Purchased Shares hereunder shall not cause the Investor, together with any other person whose Beneficial Ownership of Company securities would be aggregated with the Investor’s Beneficial Ownership of Company securities for purposes of any bank regulation or law, to collectively be deemed to own, control or have the power to vote securities which (assuming, for this purpose only, full conversion and/or exercise of such securities by the Investor) would represent more than 9.9% of the Voting Securities (as defined in Section 5.2(f)) of the Company outstanding at such time.

(2) The obligation of the Company to consummate the Closing is subject to the fulfillment prior to the Closing of each of the following conditions:

(i) the representations and warranties of the Investor set forth in this Agreement shall be true and correct in all material respects (except to the extent such representations and warranties are qualified by materiality, in which case they shall be true and correct in all respects) as of the date hereof and as of the Closing (except to the extent such representations and warranties are made as of a specified date, in which case such representations and warranties shall be true and correct in all material respects as of such date);

(ii) no provision of any applicable law or regulation and no judgment, injunction, order or decree shall prohibit the Closing and no lawsuit shall have been commenced by any Governmental Entity seeking to effect the foregoing;

(iii) the Investor shall have obtained all third party consents and approvals necessary for the Investor to consummate the transactions contemplated by the Transaction Documents (except for such consents and approvals the absence of which would not reasonably be expected to result in a Material Adverse Effect on the Investor);

(iv) the Investor shall have performed in all material respects all obligations required to be performed by it at or prior to or contemporaneously with the Closing under this Agreement (except that with respect to obligations that are qualified by materiality, the Investor shall have performed such obligations, as so qualified, in all respects);

(v) the Investor shall have delivered to the Company a duly executed Certificate in the form set forth in Exhibit G hereto;

(vi) the VSCC shall have accepted the filing of the Preferred Stock Articles of Amendment and issued a certificate of amendment evidencing the effectiveness thereof; and

(vii) receipt of the approval by the Company’s shareholders of the Shareholder Proposals.

ARTICLE II

Representations and Warranties

2.1 Disclosure.

(a) On or prior to the date of this Agreement, the Company delivered to the Investor a schedule (“Disclosure Schedule”) setting forth, among other things, items the disclosure of which is necessary or appropriate either in response to an express disclosure requirement contained in a provision hereof or as an exception to one or more representations or warranties contained in Section 2.2 or the covenants contained in Section 3.9; provided, however, that notwithstanding anything in this Agreement to the contrary, the mere inclusion of an item in the Disclosure Schedule shall not be deemed an admission that such item represents a material exception or material fact, event, or circumstance or that such item has had or would reasonably be expected to have a Material Adverse Effect on the Company.

(b) “Material Adverse Effect” means, with respect to the Investor, only clause (2) that follows, or, with respect to the Company, both clauses (1) and (2) that follow, any circumstance, event, change, development or effect that, individually or in the aggregate, (1) is or would reasonably be expected to be material and adverse to the financial position, results of operations, business or condition (financial or otherwise) of the Company and the Company Subsidiaries taken as a whole, or (2) would materially impair the ability of either the Investor or the Company, respectively, to perform its respective obligations under this Agreement or otherwise materially threaten or materially impede the consummation of the transactions contemplated by this Agreement; provided, however, that in determining whether a Material Adverse Effect has occurred with respect to clause (1) only, there shall be excluded any effect to the extent resulting from the following: (A) changes, after the date hereof, in U.S. generally accepted accounting principles (“GAAP”) or regulatory accounting principles, (B) changes, after the date hereof, in applicable laws, rules and regulations or interpretations thereof by any Governmental Entity, (C) actions or omissions of the Company expressly required by the terms of this Agreement or taken with the prior written consent of the Investor, (D) general changes, after the date hereof, in the economy or the industries in which the Company and the Company Subsidiaries operate, (E) changes, after the date hereof, in the market price or trading volume of the Common Stock (but not excluding the underlying causes of such changes, except to the extent related to the other exclusions in this definition) and (F) changes, after the date hereof, in global or national political conditions, including the outbreak or escalation of war or acts of terrorism; except, with respect to clauses (A), (B), (D) and (F), to the extent that the effects of such changes have a disproportionate effect on the Company and the Company Subsidiaries, taken as a whole, relative to other banks, savings associations and their holding companies generally.

(c) “Previously Disclosed” means information set forth on the Disclosure Schedule corresponding to the provision of this Agreement to which such information relates; provided that information the relationship of which to another provision of this Agreement is reasonably apparent on its face shall also be deemed to be Previously Disclosed with respect to such other provision.

(d) “Specified SEC Reports” means information publicly disclosed by the Company in the Company Reports (as defined in Section 2.2(g)) filed by it with or furnished to the SEC since January 1, 2011 and publicly available prior to the date of this Agreement (excluding any risk factor disclosures contained in such documents under the heading “Risk Factors” and any disclosures of risks included in any “forward looking statements” disclaimer or other statements that are similarly non-specific and are predictive or forward-looking in nature).

(e) The representations, warranties and covenants of each party as set forth in this Agreement (i) are made only for purposes of this Agreement and as of specific dates, (ii) are solely for the benefit of the parties hereto, (iii) may be subject to limitations, qualification and exceptions agreed upon or to be agreed upon by the parties (including being qualified by confidential disclosures), (iv) may have been made for the purposes of allocating contractual risk between the parties to the Agreement instead of establishing these matters as facts, and (v) may be subject to standards of materiality applicable to the parties that differ from those applicable to persons not party to this Agreement.

2.2 Representations and Warranties of the Company. Except as Previously Disclosed, the Company represents and warrants as of the date of this Agreement and as of the Closing Date (except to the extent made only as of a different specified date, in which case as of such date) to the Investor that:

(a) Organization and Authority. The Company is a corporation duly organized and validly existing under the laws of the Commonwealth of Virginia, is duly qualified to do business and is in good standing in all jurisdictions where its ownership or leasing of property or the conduct of its business requires it to be so qualified and where failure to be so qualified would reasonably be expected to have a Material Adverse Effect on the Company. The Company has corporate power and authority to own its properties and assets and to carry on its business as it is now being conducted. The Company is duly registered as a bank holding company under the BHC Act. The Company has filed with the SEC true, correct and complete copies of the Company’s Amended and Restated Articles of Incorporation, as amended through the date of this Agreement (the “Articles of Incorporation”), and bylaws, as amended through the date of this Agreement. The Company is not in violation of any of the provisions of the Articles of Incorporation or its bylaws.

(b) Company’s Subsidiaries. The Company has Previously Disclosed a true, complete and correct list of all of its subsidiaries as of the date of this Agreement (individually, a “Company Subsidiary” and, collectively, the “Company Subsidiaries”), all shares of the outstanding capital stock of each of which are owned directly or indirectly by the Company, except for the preferred securities of Eastern Virginia Statutory Trust I, a Connecticut statutory trust. No equity security of any Company Subsidiary is or may be required to be issued by reason of any option, warrant, scrip, preemptive right, right to subscribe to, gross-up right, call or commitment of any character whatsoever relating to, or security or right convertible into, shares of any capital stock of such Company Subsidiary, and there are no contracts, commitments, understandings or arrangements by which any Company Subsidiary is bound to issue additional shares of its capital stock, or any bonds, debentures, notes or other indebtedness having the right to vote on any matters on which the shareholders of the Company Subsidiary may vote (“Subsidiary Voting Debt”) of such Company Subsidiary, or any option, warrant or right to purchase or acquire any additional shares of its capital stock or any Subsidiary Voting Debt of such Company Subsidiary. All of such shares so owned by the Company are duly authorized and validly issued, fully paid and nonassessable and are owned by it free and clear of any lien, adverse right or claim, charge, option, pledge, covenant, title defect, security interest or other encumbrances of any kind (“Liens”) with respect thereto. Each Company Subsidiary is an entity duly organized, validly existing, duly qualified to do business and in good standing under the laws of its jurisdiction of organization, and has corporate or other appropriate organizational power and authority to own or lease its properties and assets and to carry on its business as it is now being conducted, except as would not reasonably be expected to have a Material Adverse Effect on the Company. Except in respect of the Company Subsidiaries, the Company does not own beneficially, directly or indirectly, more than 5% of any class of equity securities or similar interests of any corporation, bank, business trust, association or similar organization, and is not, directly or indirectly, a partner in any partnership or party to any joint venture. The Bank is duly organized and validly existing as a Virginia state-chartered commercial bank that is a member of the Federal Reserve System and the Bank’s deposit accounts are insured by the Federal Deposit Insurance Corporation (the “FDIC”) to the fullest extent permitted by the Federal Deposit Insurance Act and the rules and regulations of the FDIC thereunder, and all premiums and assessments required to be paid in connection therewith have been paid when due and no proceedings for the termination of such insurance are pending or threatened. The Company has furnished or made available to the Investor, prior to the date hereof, true, correct and complete copies of the charter and bylaws of the Bank as amended through the date of this Agreement. No Company Subsidiary is in violation of any of the provisions of its articles of incorporation or bylaws.

(c) Capitalization. The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock and 10,000,000 shares of preferred stock, $2.00 par value per share (the “Company Preferred Stock”). As of the date hereof, there are 24,000 shares of Company Preferred Stock outstanding, all of which were issued to the U.S. Treasury as part of the Capital Purchase Program (the “CPP”) under the Troubled Asset Relief Program (“TARP”), and 6,069,551 shares of Common Stock outstanding. From the date hereof through the Closing Date, except in connection with the Transaction Documents, the Other Private Placements and the transactions contemplated hereby and thereby, the Company shall not have (i) issued or authorized the issuance of any shares of Common Stock or Company Preferred Stock, or any securities convertible into or exchangeable or exercisable for shares of Common Stock or Company Preferred Stock (other than shares issued upon the exercise of Company Stock Options outstanding on the date hereof), (ii) reserved for issuance any shares of Common Stock or Company Preferred Stock or (iii) repurchased or redeemed, or authorized the repurchase or redemption of, any shares of Common Stock or Company Preferred Stock. As of the date hereof, there are (i) outstanding stock options (each, a “Company Stock Option”) to purchase an aggregate of 182,362 shares of the Common Stock issued under the Company’s 2003 Stock Incentive Plan or the Company’s 2007 Equity Compensation Plan , in each case as amended or supplemented (collectively, the “Company Stock Plans”), (ii) an aggregate of 39,400 shares of restricted stock (“Company Restricted Stock”) outstanding under the Company Stock Plans and (iii) 499,393 shares of the Common Stock reserved for issuance under the Company Stock Plans. Other than in respect of awards outstanding under or pursuant to the Company Stock Plans, 373,832 shares of Common Stock reserved for potential issuance under the warrant dated December 19, 2008 issued to the U.S. Treasury under the CPP (the “Treasury Warrant”) and 133,017 shares of Common Stock reserved for potential issuance under the Company’s Dividend Reinvestment and Stock Purchase Plan (the “DRSPP”), no shares of Common Stock or Company Preferred Stock are reserved for issuance. All of the issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights, with no personal liability attaching to the ownership thereof. Following receipt of the approval by the Company’s shareholders of the Transaction Shareholder Proposal (as defined in Section 3.1(d)), the Purchased Shares will be duly authorized by all necessary corporate action, and when issued and sold against receipt of the consideration therefor as provided in this Agreement, such Purchased Shares will be validly issued, fully paid and nonassessable and free of preemptive rights, with no personal liability attaching to the ownership thereof. Each Company Stock Option and share of Company Restricted Stock, as applicable, (i) was granted in compliance with all applicable laws and all of the terms and conditions of the applicable Company Stock Plan pursuant to which it was issued, (ii) has an exercise price per share of Common Stock equal to or greater than the fair market value of a share of Common Stock on the date of such grant and (iii) has a grant date identical to the date on which the Board of Directors or compensation committee of the Board of Directors actually awarded such Company Stock Option. Other than the Transaction Documents, neither the Company nor any of its officers, directors, or employees is a party to any right of first refusal, right of first offer, proxy, voting agreement, voting trust, registration rights agreement, or shareholders agreement with respect to the sale or voting of any securities of the Company. No bond, debenture, note or other indebtedness having the right to vote on any matters on which the shareholders of the Company may vote (“Voting Debt”) is issued and outstanding. Except for the Company Stock Options, the Treasury Warrant and as set forth elsewhere in this Section 2.2(c), the Company does not have and is not bound by any outstanding subscriptions, options, warrants, calls, repurchase rights, commitments, or agreements of any character calling for the purchase or issuance of, or securities or rights convertible into or exchangeable or exercisable for, any shares of Common Stock or Company Preferred Stock or any other equity securities of the Company or Voting Debt or any securities representing the right to purchase or otherwise receive any shares of capital stock of the Company (including any rights plan or agreement). The Company has Previously Disclosed or disclosed in the Specified SEC Reports all shares of Company capital stock that have been purchased, redeemed or otherwise acquired, directly or indirectly, by the Company or any Company Subsidiary since December 31, 2010 and through the date hereof and all dividends or other distributions that have been declared, set aside, made or paid to the shareholders of the Company since that date and through the date hereof. Except for, in connection with the Rights Offering and the implementation of the Rights Plan, the Treasury Warrant, there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities pursuant to the transactions contemplated by this Agreement or the other Transaction Documents.

(d) Authorization.

(1) The Company has the corporate power and authority to enter into this Agreement and the other Transaction Documents and to carry out its obligations hereunder and thereunder. The execution, delivery and performance of this Agreement and the other Transaction Documents by the Company and the consummation of the transactions contemplated hereby and thereby, including the issuance of Common Stock and Series B Preferred Stock in accordance with the terms of this Agreement and the other Transaction Documents and the issuance of Common Stock upon the conversion of the Series B Preferred Stock, have been duly authorized by the Board of Directors. This Agreement and the other Transaction Documents have been duly and validly executed and delivered by the Company and, assuming due authorization, execution and delivery of this Agreement by the Investor and each of the Other Stock Purchase Agreements by the applicable Other Investors, are valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganizations, fraudulent transfer or similar laws relating to or affecting creditors generally or by general equitable principles (whether applied in equity or at law). No other corporate proceedings or shareholder actions are necessary for the execution and delivery by the Company of this Agreement and the other Transaction Documents, the performance by the Company of its obligations hereunder and thereunder or the consummation by the Company of the transactions contemplated hereby and thereby, subject to receipt of the approval by the Company’s shareholders of the Transaction Shareholder Proposal and the Board Size Shareholder Proposal (as defined in Section 3.1(d) and, together with the Transaction Shareholder Proposal, the “Shareholder Proposals”). The vote of the shareholders of the Company required to approve the Shareholder Proposals is, with respect to each proposal, a majority of the total votes cast at a shareholder meeting at which a quorum is present. When issued and sold against receipt of the consideration therefor as provided in this Agreement and the other Transaction Documents, the shares of Common Stock and Series B Preferred Stock to be issued pursuant to this Agreement will be validly issued, fully paid and nonassessable, and such issuance will not subject the holders thereof to personal liability and will not be subject to preemptive rights of any other shareholder of the Company. The Board of Directors has resolved that the transactions contemplated hereby and by the Other Private Placements are in the best interests of the shareholders of the Company. When issued upon the conversion of shares of the Series B Preferred Stock as provided in the Preferred Stock Articles of Amendment, the shares of Common Stock so issued will be validly issued, fully paid and nonassessable, and such issuance will not subject the holders thereof to personal liability and will not be subject to preemptive rights of any other shareholder of the Company.

(2) Neither the execution, delivery and performance by the Company of this Agreement or the other Transaction Documents, nor the consummation of the transactions contemplated hereby and thereby, nor compliance by the Company with any of the provisions of any of the foregoing, will (i) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration of, or result in the creation of, any Lien, upon any of the properties or assets of the Company or any Company Subsidiary under any of the terms, conditions or provisions of, (A) subject to receipt of the approval by the Company’s shareholders of the Shareholder Proposals, its Articles of Incorporation or bylaws (or similar governing documents) or (B) any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which the Company or any Company Subsidiary is a party or by which it may be bound, or to which the Company or any Company Subsidiary or any of the properties or assets of the Company or any Company Subsidiary may be subject, or (ii) subject to compliance with the statutes and regulations referred to in the next paragraph and assuming the accuracy of the representations and warranties of the Investor and the performance of the covenants and agreements of the Investor contained herein, violate any ordinance, permit, concession, grant, franchise, law, statute, rule or regulation or any judgment, ruling, order, writ, injunction or decree of a Governmental Entity applicable to the Company or any Company Subsidiary or any of their respective properties, except in the case of clause (i)(B) and (ii) for such violations, conflicts and breaches as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect on the Company.

(3) Other than in connection with Sections 5.7, 5.14 and 5.17, under NASDAQ rules, or the securities or blue sky laws of the various states and except as otherwise provided in this Agreement, and assuming the accuracy of the representations and warranties of the Investor and the performance of the covenants and agreements of the Investor contained herein and the accuracy of the representations and warranties of the Other Investors and the performance of the covenants and agreements of the Other Investors in the Other Securities Purchase Agreements, no material notice to, registration, declaration or filing with, exemption or review by, or authorization, order, consent or approval of, any Governmental Entity, or expiration or termination of any statutory waiting period, is necessary for the consummation by the Company of the transactions contemplated by this Agreement or the other Transaction Documents.

(e) Knowledge as to Conditions. As of the date of this Agreement, the Company knows of no reason why it would be reasonable to expect that any regulatory approvals and, to the extent necessary, any other approvals, authorizations, filings, registrations, and notices required or otherwise a condition to the consummation of the transactions contemplated by the Transaction Documents will not be obtained.

(f) Financial Statements. The consolidated balance sheets of the Company as of December 31, 2011 and 2010 and related consolidated statements of operations, changes in shareholders’ equity and cash flows for the three years ended December 31, 2011, together with the notes thereto, audited by Yount, Hyde & Barbour, P.C. and included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, as filed with the SEC (the “Company 10-K”), and the consolidated balance sheets of the Company as of September 30, 2012 and December 31, 2011 and related consolidated statements of operations and consolidated statements of comprehensive income for the three and nine month periods ended September 30, 2012 and September 30, 2011, and consolidated statements of shareholders’ equity and consolidated statements of cash flows for the nine month periods ended September 30, 2012 and September 30, 2011, together with the notes thereto, included in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2012, as filed with the SEC (the “Company 10-Q”) (collectively, the “Company Financial Statements”), (1) have been prepared from, and are in accordance with, the books and records of the Company and the Company Subsidiaries, (2) complied, as of their respective dates of filing with the SEC, in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, (3) have been prepared in accordance with GAAP applied on a consistent basis and (4) present fairly in all material respects the consolidated financial position of the Company and the Company Subsidiaries at the dates set forth therein and the consolidated results of operations, changes in shareholders’ equity and cash flows of the Company and the Company Subsidiaries for the periods stated therein (subject to the absence of notes and normal year-end audit adjustments in the case of interim unaudited statements).

(g) Reports.

(1) Since December 31, 2010, the Company and each Company Subsidiary have timely filed all material reports, registrations, documents, filings, statements and submissions together with any required amendments thereto, that it was required to file with any Governmental Entity (the foregoing, collectively, the “Company Reports”), and have paid all material fees and assessments due and payable in connection therewith. As of their respective filing dates, the Company Reports complied in all respects with all statutes and applicable rules and regulations of the applicable Governmental Entities, as the case may be, except for instances of non-compliance that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on the Company. To the knowledge of the Company, as of the date of this Agreement, there are no outstanding comments from the SEC or any other Governmental Entity with respect to any Company Report. Each Company Report, including the documents incorporated by reference in each of them, contained all of the information required be included in it and, when it was filed and as of the date of each such Company Report filed with or furnished to the SEC, did not, as of its date or if amended prior to the date of this Agreement, as of the date of such amendment, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made in it, in light of the circumstances under which they were made, not misleading and complied in all material respects with the applicable requirements of the Securities Act, and the Securities Exchange Act of 1934, as amended, or any successor statute (the “Exchange Act”). No executive officer of the Company has failed in any respect to make the certifications required of him or her under Section 302 or 906 of the Sarbanes-Oxley Act of 2002. To the knowledge of the Company, there are no facts or circumstances that would prevent the Company’s principal executive officer and principal financial officer from giving the certifications and attestations required pursuant to Rules 13a-14 and 15d-14 under the Exchange Act, without qualification, when next due.

(2) The Company maintains disclosure controls and procedures (as defined in Rule 13a-15(e) of the Exchange Act) to ensure that material information relating to the Company, including its consolidated Subsidiaries, is made known to the principal executive officer and the principal financial officer of the Company by others within those entities, and such disclosure controls and procedures are effective. The Company maintains internal control over financial reporting (as defined in Rule 13a-15(f) of the Exchange Act) and has disclosed, based on its most recent evaluation prior to the date of this Agreement, to the Company’s outside auditors and the audit committee of the Board of Directors (A) any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting that are reasonably likely to adversely affect the Company’s ability to record, process, summarize, and report financial information, and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting. The Company has no knowledge of any reason that its outside auditors and its principal executive officer and principal financial officer will not be able to give the certifications and attestations required pursuant to the rules and regulations adopted pursuant to Section 404 of the Sarbanes-Oxley Act of 2002, without qualification, when next due. Since December 31, 2008, (i) neither the Company nor any Company Subsidiary nor, to the knowledge of the Company, any director, officer, employee, auditor, accountant or representative of the Company or any Company Subsidiary has received or otherwise had or obtained knowledge of any material complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of the Company or any Company Subsidiary or their respective internal accounting controls, including any material complaint, allegation, assertion or claim that the Company or any Company Subsidiary has engaged in questionable accounting or auditing practices, and (ii) no attorney representing the Company or any Company Subsidiary, whether or not employed by the Company or any Company Subsidiary, has reported evidence of a violation of securities laws, breach of fiduciary duty or similar violation by the Company or any of its officers, directors, employees or agents to the Board of Directors or any committee thereof or to any director or officer of the Company.

(h) Properties and Leases. Except for any Permitted Liens and as disclosed in Specified SEC Reports, the Company and each Company Subsidiary have good title free and clear of any Liens to all the real and personal property material to the business of the Company and reflected in the Company’s consolidated balance sheet as of

September 30, 2012 included in the Company 10-Q, and all real and personal property acquired since such date, except such real and personal property as has been disposed of in the ordinary course of business. For purposes of this Agreement, “Permitted Liens” means (i) Liens for taxes and other governmental charges and assessments arising in the ordinary course which are not yet due and payable, (ii) Liens of landlords and Liens of carriers, warehousemen, mechanics and materialmen and other like Liens arising in the ordinary course of business for sums not yet due and payable, and (iii) other Liens or imperfections on property which are not material in amount or do not materially detract from the value of or materially impair the existing use of the property affected by such Lien or imperfection. Except as would not reasonably be expected to have a Material Adverse Effect on the Company, all leases of real property and all other leases pursuant to which the Company or such Company Subsidiary, as lessee, leases real or personal property are valid and effective in accordance with their respective terms and there is not, under any such lease, any existing default by the Company or such Company Subsidiary or any event which, with notice or lapse of time or both, would constitute such a default.

(i) Taxes. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company, each of the Company and the Company Subsidiaries has timely filed (including pursuant to applicable extensions granted without penalty) all federal, state, county, local and foreign Tax Returns (as defined below in this Section), required to be filed by it, and all such filed Tax Returns are true, complete and correct in all respects, and paid all Taxes (as defined below in this Section) owed by it and no Taxes owed by it or assessments received by it are delinquent. With respect to Taxes not yet due, the Company has made adequate provision in the financial statements of the Company (in accordance with GAAP). The federal income Tax Returns of the Company and the Company Subsidiaries for the fiscal year ended December 31, 2009, and for all fiscal years prior thereto, are for the purposes of routine audit by the IRS closed because of the statute of limitations, and no claims by the IRS for additional Taxes for such fiscal years are pending. Neither the Company nor any Company Subsidiary has waived any statute of limitations with respect to Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency, in each case that is still in effect, or has pending a request for any such extension or waiver. Neither the Company nor any Company Subsidiary is a party to any pending action or proceeding, nor to the Company’s knowledge, is any such action or proceeding threatened by any Governmental Entity, for the assessment or collection of Taxes that could reasonably be expected to have a Material Adverse Effect on the Company and no issue has been raised by any federal, state, local or foreign taxing authority in connection with an audit or examination of the Tax Returns, business or properties of the Company or any Company Subsidiary which has not been settled, resolved and fully satisfied, or adequately reserved for in accordance with GAAP (other than those issues that would not reasonably be expected to have a Material Adverse Effect on the Company). Except as would not reasonably be expected to have a Material Adverse Effect on the Company, each of the Company and the Company Subsidiaries has withheld and paid all Taxes that it is required to withhold from amounts owing to employees, creditors or other third parties. Neither the Company nor any Company Subsidiary is a party to, is bound by or has any obligation under, any material Tax sharing or material Tax indemnity agreement or similar contract or arrangement other than any contract or agreement between or among the Company and any Company Subsidiary. Neither the Company nor any Company Subsidiary has participated in any “reportable transaction” within the meaning of Treasury Regulations Section 1.6011-4, or any other transaction requiring disclosure under analogous provisions of state, local or foreign law. Neither the Company nor any Company Subsidiary has liability for the Taxes of any person other than the Company or any Company Subsidiary under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local or foreign law). The Company has not been a “distributing corporation” or a “controlled corporation” in any distribution in which the parties to such distribution treated the distribution as one to which Section 355 of the Code is applicable. The Company has not been a United States real property holding corporation within the meaning of Section 897 of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code. For the purpose of this Agreement, the term “Tax” (including, with correlative meaning, the term “Taxes”) shall mean any and all domestic or foreign, federal, state, local or other taxes of any kind (together with any and all interest, penalties, additions to tax and additional amounts imposed with respect thereto) imposed by any Governmental Entity, including taxes on or with respect to income, franchises, windfall or other profits, gross receipts, property, sales, use, capital stock, payroll, employment, unemployment, social security, workers’ compensation or net worth, and taxes in the nature of excise, withholding, ad valorem or value added or similar taxes, and the term “Tax Return” means any return, report, information return or other document (including any related or supporting information, and attachments and exhibits) required to be filed with respect to Taxes, including any claims for refunds of Taxes and any amendment or supplements to any of the foregoing.

(j) Absence of Certain Changes. Since September 30, 2012 or except as has been disclosed in a Specified SEC Report filed since September 30, 2012, (i) there have been no events, occurrences or developments that have had or would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on the Company, (ii) the Company has not incurred any material liabilities (contingent or otherwise) other than (A) trade payables, accrued expenses and other liabilities incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the SEC, (iii) the Company has not altered materially its method of accounting or the manner in which it keeps its accounting books and records, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its shareholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock (other than in connection with repurchases of unvested stock issued to employees of the Company), (v) the Company has not issued any equity securities to any officer, director or Affiliate, except Common Stock issued pursuant to existing Company stock option or stock purchase plans or executive and director arrangements disclosed in the Company Reports, (vi) there has not been any material change or amendment to, or any waiver of any material right by the Company under, any material contract under which the Company or any Company Subsidiary is bound or subject, and (vii) to the knowledge of the Company, there has not been a material increase in the aggregate dollar amount of: (A) the Bank’s nonperforming loans (including nonaccrual loans and loans 90 days or more past due and still accruing interest) or (B) the reserves or allowances established on the Company’s or Bank’s financial statements with respect thereto. Except for the transactions contemplated by the Transaction Documents, no event, liability or development has occurred or exists with respect to the Company or any Company Subsidiary or their respective business, properties, operations or financial condition that would be required to be disclosed by the Company under applicable securities laws as of the time this representation is made that has not been publicly disclosed at least one trading day prior to the date as of which this representation is made.

(k) Commitments and Contracts. The Company has Previously Disclosed, disclosed in a Specified SEC Report or made available to the Investor or its representatives, prior to the date hereof, true, correct, and complete copies of, and listed on Section 2.2(k) of the Disclosure Schedule, each of the following to which the Company or any Company Subsidiary is a party or subject (whether written or oral, express or implied) as of the date of this Agreement (each, a “Significant Agreement”):

(1) any contract containing covenants that limit in any material respect the ability of the Company or any Company Subsidiary to compete in any line of business or with any person or which involve any material restriction of the geographical area in which, or method by which or with whom, the Company or any Company Subsidiary may carry on its business (other than as may be required by law or applicable regulatory authorities), and any contract that could require the disposition of any material assets or line of business of the Company or any Company Subsidiary;

(2) any joint venture, partnership, strategic alliance, or other similar contract (including any franchising agreement, but in any event excluding introducing broker agreements), and any contract relating to the acquisition or disposition of any material business or material assets (whether by merger, sale of stock or assets, or otherwise), which acquisition or disposition is not yet complete or where such contract contains continuing material obligations or contains continuing indemnity obligations of the Company or any of the Company Subsidiaries;

(3) any real property lease and any other lease with annual rental payments aggregating $100,000 or more;

(4) other than with respect to loans, any contract providing for, or reasonably likely to result in, the receipt or expenditure of more than $100,000 on an annual basis, including the payment or receipt of royalties or other amounts calculated based upon revenues or income;

(5) any contract or arrangement under which the Company or any of the Company Subsidiaries is licensed or otherwise permitted by a third party to use any Intellectual Property (as defined in Section 2.2(v)) that is material to its business (except for any “shrinkwrap” or “click through” license agreements or other agreements for software that is generally available to the public and has not been customized for the Company or the Company Subsidiaries) or under which a third party is licensed or otherwise permitted to use any Intellectual Property owned by the Company or any of the Company Subsidiaries;

(6) any contract that by its terms limits the payment of dividends or other distributions by the Company or any Company Subsidiary;

(7) any standstill or similar agreement pursuant to which any party has agreed not to acquire assets or securities of another person;

(8) any contract that would reasonably be expected to prevent, materially delay, or materially impede the Company’s ability to consummate the transactions contemplated by this Agreement and the other Transaction Documents;

(9) any contract providing for indemnification by the Company or any Company Subsidiary of any person, except for immaterial contracts entered into in the ordinary course of business consistent with past practice;

(10) any contract that contains a put, call, or similar right pursuant to which the Company or any Company Subsidiary could be required to purchase or sell, as applicable, any equity interests or assets that have a fair market value or purchase price of more than $100,000; and

(11) any other contract or agreement which is a “material contract” within the meaning of Item 601(b)(10) of Regulation S-K.

As of the date of this Agreement, each of the Significant Agreements is valid and binding on the Company and/or the Company Subsidiaries, as applicable, and in full force and effect. The Company and each of the Company Subsidiaries, as applicable, are in compliance with and have performed all obligations required to be performed by them to date under each Company Significant Agreement, except where the failure to be in compliance or perform would not reasonably be expected to result in a Material Adverse Effect on the Company. Neither the Company nor any of the Company Subsidiaries knows of, or has received written notice of, any violation or default (or any condition which with the passage of time or the giving of notice would cause such a violation of or a default) by any party under any Significant Agreement which would reasonably be expected to result in a Material Adverse Effect on the Company. No party to a Significant Agreement has provided written notice to the Company or any Company Subsidiary that it intends to terminate a Company Significant Agreement or not renew such agreement at the expiration of the current term. Consummation of the transactions contemplated by this Agreement or the other Transaction Documents will not violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration of, any Significant Agreement of the Company or any Company Subsidiary, except for such violations, conflicts and breaches as would not reasonably likely be expected to result, individually or in the aggregate, in a Material Adverse Effect on the Company. As of the date of this Agreement, there are no related party transactions that the Company would be required to disclose under Item 404 of Regulation S-K that have not been Previously Disclosed or disclosed in a Specified SEC Report.

(l) Offering of Securities. Neither the Company nor any person acting on its behalf has taken any action (including, any offering of any securities of the Company under circumstances which would require the integration of such offering with the offering of any of the Securities to be issued pursuant to this Agreement or any other Transaction Document under the Securities Act and the rules and regulations of the SEC promulgated thereunder) which would subject the offering, issuance, or sale of any of such Securities to be issued to the registration requirements of the Securities Act. Neither the Company nor any person acting on its behalf has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with any offer or sale of the Securities or in connection with the Other Private Placements. Assuming the accuracy of the Investor’s representations and warranties set forth in Section 2.3 of this Agreement and the accuracy of the representations and warranties of the Other Investors set forth in Section 2.3 of the Other Securities Purchase Agreements, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Investor under this Agreement or for the offer and sale of securities by the Company to the Other Investors under the Other Securities Purchase Agreements.

(m) Litigation and Other Proceedings; No Undisclosed Liabilities. Except as disclosed in Specified SEC Reports:

(1) there is no pending or, to the knowledge of the Company, threatened, claim, action, suit, arbitration, mediation, demand, hearing, investigation or proceeding against the Company or any Company Subsidiary, nor is the Company or any Company Subsidiary subject to any order, judgment or decree, in each case except as would not reasonably be expected to have a Material Adverse Effect on the Company, if there were an unfavorable decision; and

(2) neither the Company nor any of the Company Subsidiaries has any liabilities or obligations of any nature (absolute, accrued, contingent, or otherwise) which are not appropriately reflected or reserved against in the financial statements described in Section 2.2(f) to the extent required to be so reflected or reserved against in accordance with GAAP, except for (i) liabilities that have arisen since September 30, 2012 in the ordinary course of business consistent with past practice and (ii) liabilities that have not had and would not reasonably be expected to have a Material Adverse Effect on the Company.

(n) Compliance with Laws and Other Matters; Insurance. Except as disclosed in Specified SEC Reports, the Company and each Company Subsidiary:

(1) in the conduct of its business is in compliance in all material respects with, and the condition and use of its properties does not violate or infringe in any material respect, applicable material domestic (federal, state or local) or foreign laws, statutes, ordinances, licenses, rules, regulations, judgments, demands, writs, injunctions, orders or decrees applicable thereto or to employees conducting its business, including the TARP, the Sarbanes-Oxley Act of 2002, the Equal Credit Opportunity Act, the Fair Housing Act, the Community Reinvestment Act, the Home Mortgage Disclosure Act, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT) Act of 2001, all other applicable fair lending laws or other laws relating to discrimination and the Bank Secrecy Act and the applicable privacy and customer information requirements contained in any federal and state privacy law or regulations;

(2) has all material permits, licenses, franchises, authorizations, orders, and approvals of, and has made all filings, applications, and registrations with, Governmental Entities that are required in order to permit it to own or lease its properties and assets and to carry on its business as presently conducted and that are material to the business of the Company or such Company Subsidiary; and all such material permits, licenses, certificates of authority, orders and approvals are in full force and effect, and all such filings, applications and registrations are current, and, to the knowledge of the Company, no suspension or cancellation of any of them is threatened;

(3) is complying in all material respects with and, to the knowledge of the Company, is not under investigation with respect to, and has not received any written notification or written communication from any Governmental Entity, and, otherwise, to the knowledge of the Company, has not been threatened by any Governmental Entity to be charged with or given notice of any material violation of, all applicable federal, state, local and foreign laws, regulations, rules, judgments, injunctions or decrees;

(4) has, except for statutory or regulatory restrictions of general application, not been placed under any material restriction by a Governmental Entity on its business or properties, and except for routine examinations by applicable Governmental Entities, as of the date of this Agreement, received no notification or communication from any Governmental Entity that an investigation by any Governmental Entity with respect to the Company or any of the Company Subsidiaries is pending or threatened;

(5) has not, since January 1, 2009, nor to its knowledge has any other person on behalf of the Company or any Company Subsidiary that qualifies as a “financial institution” under U.S. anti-money laundering laws, knowingly acted, by itself or in conjunction with another, in any act in connection with the concealment of any currency, securities or other proprietary interest that is the result of a felony as defined in U.S. anti-money laundering laws (“Unlawful Gains”), nor knowingly accepted, transported, stored, dealt in or brokered any sale, purchase or any transaction of other nature for Unlawful Gains;

(6) to the extent it qualifies as a “financial institution” under U.S. anti-money laundering laws, has implemented in all material respects such anti-money laundering mechanisms and kept and filed all material reports and other necessary material documents as required by, and otherwise complied in all material respects with, the U.S. anti-money laundering laws and the rules and regulations thereunder; and

(7) is presently insured, and during each of the past two calendar years has been insured, for reasonable amounts with, to the knowledge of the Company, financially sound and reputable insurance companies against such risks as companies engaged in a similar business would, in accordance with industry practice, customarily be insured; and neither the Company nor any Company Subsidiaries has received any written notice of cancellation of any such insurance, nor, to the Company’s knowledge, will it or any Company Subsidiary be unable to renew their respective existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(o) Labor. Employees of the Company and the Company Subsidiaries are not and have never been represented by any labor union nor are any collective bargaining agreements otherwise in effect with respect to such employees. No labor organization or group of employees of the Company or any Company Subsidiary has made a pending demand for recognition or certification, and there are no representation or certification proceedings or petitions seeking a representation proceeding presently pending or, to the Company’s knowledge, threatened to be brought or filed with the National Labor Relations Board or any other labor relations tribunal or authority. There are no organizing activities, strikes, work stoppages, slowdowns, lockouts, material arbitrations or material grievances, or other material labor disputes pending or, to the knowledge of the Company, threatened against or involving the Company or any Company Subsidiary. Each of the Company and the Company Subsidiaries are in compliance with all applicable laws respecting employment and employment practices, terms and conditions of employment, and wages and hours except for such instances of non-compliance that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on the Company. To the Company’s knowledge, the Company’s employment of its executive officers does not violate any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement in favor of a third party to which any such executive officer is a party.

(p) Company Benefit Plans.

(1) “Benefit Plan” means all material employee benefit plans, programs, agreements, contracts, policies, practices, or other arrangements providing benefits to any current or former employee, officer, director or consultant of the Company or any Company Subsidiary or any beneficiary or dependent thereof that is sponsored or maintained by the Company or any Company Subsidiary or to which the Company or any Company Subsidiary contributes or is obligated to contribute or is party, whether or not written, including any material “employee welfare benefit plan” within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), any “employee pension benefit plan” within the meaning of Section 3(2) of ERISA (whether or not such plan is subject to ERISA) and any material bonus, incentive, deferred compensation, vacation, stock purchase, stock option or equity award, equity-based severance, employment, change of control, consulting or fringe benefit plan, program, agreement or policy. Each Benefit Plan is listed on Section 2.2(p)(1) of the Company’s Disclosure Schedule. True and complete copies of all Benefit Plans listed on Section 2.2(p)(1) of the Company’s Disclosure Schedule have been made available to the Investor prior to the date hereof or have been filed with a Company Report.

(2) With respect to each Benefit Plan, (A) the Company and the Company Subsidiaries have complied, and are now in compliance in all material respects with the applicable provisions of ERISA, and the Code and all other laws and regulations applicable to such Benefit Plan and (B) each Benefit Plan has been administered in all material respects in accordance with its terms. Except as would not reasonably be expected to have a Material Adverse Effect on the Company, none of the Company or the Company Subsidiaries nor any of their respective ERISA Affiliates has incurred any withdrawal liability as a result of a complete or partial withdrawal from a multiemployer plan, as those terms are defined in Part I of Subtitle E of Title IV of ERISA, that has not been satisfied in full. “ERISA Affiliate” means any entity, trade or business, whether or not incorporated, which together with the Company and the Company Subsidiaries, would be deemed a “single employer” within the meaning of Section 4001 of ERISA or Sections 414(b), (c), (m) or (o) of the Code.

(3) Each Benefit Plan which is subject to ERISA (an “ERISA Plan”) that is an “employee pension benefit plan” within the meaning of Section 3(2) of ERISA (“Pension Plan”) and that is intended to be qualified under Section 401(a) of the Code is so qualified, has received a favorable determination letter from the Internal Revenue Service (the “IRS”) and, to the knowledge of the Company, nothing has occurred, whether by action or failure to act, that could likely result in revocation of any such favorable determination or opinion letter or the loss of the qualification of such Benefit Plan under Section 401(a) of the Code. Neither the Company nor any Company Subsidiary has engaged in a transaction with respect to any ERISA Plan that, assuming the taxable period of such transaction expired as of the date hereof, could subject the Company or any Company Subsidiary to a material tax or material penalty imposed by either Section 4975 of the Code or Section 502(i) of ERISA. Neither the Company nor any Company Subsidiary has incurred or reasonably expects to incur a material tax or penalty imposed by Section 4980F of the Code or Section 502 of ERISA.

(4) Neither the Company, any Company Subsidiary nor any ERISA Affiliate (x) sponsors, maintains or contributes to or has within the past six years sponsored, maintained or contributed to a Pension Plan that is subject to Subtitles C or D of Title IV of ERISA or (y) sponsors, maintains or has any liability with respect to or an obligation to contribute to or has within the past six years sponsored, maintained, had any liability with respect to, or had an obligation to contribute to a “multiemployer plan” within the meaning of Section 3(37) of ERISA.

(5) None of the execution and delivery of this Agreement, the issuance of Purchased Shares, nor the consummation of the transactions contemplated hereby, nor the transactions contemplated as part of the Other Private Placements, will, whether alone or in connection with another event, (i) constitute a “change in control” or “change of control” within the meaning of any Benefit Plan or result in any material payment or benefit (including severance, unemployment compensation, “excess parachute payment” (within the meaning of Section 280G of the Code), forgiveness of indebtedness or otherwise) becoming due to any current or former employee, officer, director or consultant of the Company or any Company Subsidiary from the Company or any Company Subsidiary under any Benefit Plan or any other agreement with any employee, including, for the avoidance of doubt, any employment or change in control agreements, (ii) result in payments under any of the Benefit Plans which would not be deductible under Section 162(m) or Section 280G of the Code, (iii) materially increase any compensation or benefits otherwise payable under any Benefit Plan, (iv) result in any acceleration of the time of payment or vesting of any such benefits, including, for the avoidance of doubt, under the Company Stock Plans, (v) require the funding or increase in the funding of any such benefits, or (vi) result in any limitation on the right of the Company or any Company Subsidiary to amend, merge, terminate or receive a reversion of assets from any Benefit Plan or related trust.

(6) As of the date hereof, there is no material pending or, to the knowledge of the Company, threatened, litigation relating to the Benefit Plans (other than claims for benefits in the ordinary course). Neither the Company nor any Company Subsidiary has any obligations for retiree health and life benefits under any ERISA Plan or collective bargaining agreement, except for health continuation coverage as required by Section 4980B of the Code or Part 6 of Title I of ERISA and at no expense to the Company and the Company Subsidiaries.

(7) Except as would not reasonably be expected to have a Material Adverse Effect on the Company and except for liabilities fully reserved for or identified in the Company Financial Statements, there are no pending or, to the knowledge of the Company, threatened claims (other than claims for benefits in the ordinary course), lawsuits or arbitrations which have been asserted or instituted against (i) the Benefit Plans, (ii) any fiduciaries thereof with respect to their duties to the Benefit Plans, or (iii) the assets of any of the trusts under any of the Benefit Plans.

(q) Investment Company. Neither the Company nor any of the Company Subsidiaries is an “investment company” as defined under the Investment Company Act of 1940, as amended.

(r) Risk Management; Derivatives. Except as would not reasonably be expected to have a Material Adverse Effect on the Company:

(1) The Company and the Company Subsidiaries have in place risk management policies and procedures sufficient in scope and operation to protect against risks of the type and in amounts reasonably expected to be incurred by companies of similar size and in similar lines of business as the Company and the Company Subsidiaries.

(2) All derivative instruments, including swaps, caps, floors and option agreements, whether entered into for the Company’s own account, or for the account of one or more of the Company Subsidiaries or their customers, were entered into (i) only for purposes of mitigating identified risk and in the ordinary course of business, (ii) in accordance with prudent practices and in material compliance with all applicable laws, rules, regulations and regulatory policies, and (iii) with counterparties believed by the Company to be financially responsible at the time; and each of them constitutes the valid and legally binding obligation of the Company or one of the Company Subsidiaries, enforceable in accordance with its terms. Neither the Company nor the Company Subsidiaries, nor, to the knowledge of the Company, any other party thereto, is in breach of any of its obligations under any such agreement or arrangement.

(s) Foreign Corrupt Practices and International Trade Sanctions. Neither the Company nor any Company Subsidiary, nor any of their respective directors, officers, agents, employees or any other persons acting on their behalf (i) has violated the Foreign Corrupt Practices Act, 15 U.S.C. § 78dd-1 et seq., as amended, or any other similar applicable foreign, federal, or state legal requirement, (ii) has made or provided, or caused to be made or provided, directly or indirectly, any payment or thing of value to a foreign official, foreign political party, candidate for office or any other person knowing that the person will pay or offer to pay the foreign official, party or candidate, for the purpose of influencing a decision, inducing an official to violate their lawful duty, securing any improper advantage, or inducing a foreign official to use their influence to affect a governmental decision, (iii) has paid, accepted or received any unlawful contributions, payments, expenditures or gifts, (iv) has violated or operated in noncompliance with any export restrictions, money laundering law, anti-terrorism law or regulation, anti-boycott regulations or embargo regulations, or (v) is currently subject to any United States sanctions administered by the Office of Foreign Assets Control of the United States Treasury Department (“OFAC”) and the Company will not knowingly, directly or indirectly, use the proceeds of the sale of the Securities, or lend, contribute or otherwise make available such proceeds to any Company Subsidiary, joint venture partner or other person or entity, towards any sales or operations in any country sanctioned by OFAC or for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(t) Environmental Liability. Except as disclosed in Specified SEC Reports, neither the Company nor any Company Subsidiary (i) is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “Environmental Laws”), (ii) is liable for any off-site disposal or contamination pursuant to any Environmental Laws, (iii) is subject to any legal, administrative, or other proceeding, claim or action of any nature relating to any Environmental Laws or (iv) owns or operates any real property contaminated with any substance in violation of any Environmental Laws; in each case, which violation, contamination, liability, ownership, operation or proceeding, claim or action has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company; and, to the Company’s knowledge, there is no pending or threatened investigation that might lead to such a proceeding, claim or action or any reasonable basis for any such proceeding, claim or action.

(u) Anti-Takeover Provisions. The Company and the Board of Directors have taken all actions necessary to ensure that the Company, on the one hand, and the Investor and the Other Investors, on the other hand, will not be subject to the restrictions set forth in Article 14 and Article 15 of the Virginia Stock Corporation Act (the “VSCA”) (each of such articles, a “Takeover Law”) as a result of the execution and delivery of the Transaction Documents and the consummation of the transactions contemplated thereby. In the case that such transactions are subject to such provisions or laws, the Board of Directors shall take all necessary action to ensure that such transactions shall be deemed to be exceptions to such provisions or laws, including, but not limited to, the approval of such transactions as contemplated thereunder. The Company has not adopted any shareholder rights plan or similar arrangement relating to accumulations of Beneficial Ownership of Common Stock or a change in control of the Company.

(v) Intellectual Property. (i) The Company and the Company Subsidiaries own (free and clear of any claims, Liens, encumbrances, exclusive licenses or non-exclusive licenses not granted in the ordinary course of business) or have a valid license to use all Intellectual Property used in or necessary to carry on their business as currently conducted, and (ii) such Intellectual Property referenced in clause (i) above is valid, subsisting and enforceable, and is not subject to any outstanding order, judgment, decree or agreement adversely affecting the Company’s or the Company Subsidiaries’ use of, or rights to, such Intellectual Property. The Company and the Company Subsidiaries have sufficient rights to use all Intellectual Property used in their business as presently conducted, all of which rights shall survive unchanged the consummation of the transactions contemplated by this Agreement and the other Transaction Documents. Neither the Company nor any Company Subsidiary has received any notice of infringement or misappropriation of, or any conflict with, the rights of others with respect to any Intellectual Property, and no reasonable basis exists for any such claim. To the Company’s knowledge, no third party has infringed, misappropriated or otherwise violated the Intellectual Property rights of the Company or the Company Subsidiaries. There is no litigation, opposition, cancellation, proceeding, objection or claim pending, asserted, or, to the Company’s knowledge, threatened against the Company or any Company Subsidiary concerning the ownership, validity, registerability, enforceability, infringement or use of, or licensed right to use, any Intellectual Property. To the knowledge of the Company, none of the Company or any of the Company Subsidiaries is using or enforcing any Intellectual Property owned by or licensed to the Company or any of the Company Subsidiaries in a manner that would be expected to result in the abandonment, cancellation or unenforceability of such Intellectual Property. The Company and each of the Company Subsidiaries has taken all reasonable measures to protect the Intellectual Property owned by or licensed to the Company or any of the Company Subsidiaries.

“Intellectual Property” shall mean: trademarks, service marks, brand names, domain names, certification marks, trade dress and other indications of origin, the goodwill associated with the foregoing and registrations in any jurisdiction of, and applications in any jurisdiction to register, the foregoing, including any extension, modification or renewal of any such registration or application; inventions, discoveries and ideas, whether patentable or not, in any jurisdiction; patents, applications for patents (including divisions, continuations, continuations in part and renewal applications), and any renewals, extensions or reissues thereof, in any jurisdiction; nonpublic information, trade secrets and confidential information and rights in any jurisdiction to limit the use or disclosure thereof by any person; writings and other works, whether copyrightable or not, in any jurisdiction; and registrations or applications for registration of copyrights in any jurisdiction, and any renewals or extensions thereof; and any similar intellectual property or proprietary rights.

(w) Brokers and Finders. Except for the Placement Agent (the fees of which are disclosed in Section 2.2(w) of the Company’s Disclosure Schedule), neither the Company nor any Company Subsidiary nor any of their respective officers, directors or employees has employed any broker or finder or incurred any liability for any financial advisory fees, brokerage fees, commissions or finder’s fees, and no broker or finder has acted directly or indirectly for the Company or any Company Subsidiary, in connection with this Agreement, the other Transaction Documents or the transactions contemplated hereby and thereby.

(x) Agreements with Regulatory Agencies. Except as disclosed in a Specified SEC Report, neither the Company nor any Company Subsidiary is subject to any cease-and-desist or other similar order or enforcement action issued by, or is a party to any written agreement, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, or is subject to any capital directive by, or since December 31, 2010, has adopted any board resolutions at the request of, any Governmental Entity that currently restricts in any material respect the conduct of its business or that in any material respect relates to its capital adequacy, its liquidity and funding policies and practices, its ability to pay dividends, its credit, risk management or compliance policies, its internal controls, its management, or its operations or business (each item in this sentence, a “Regulatory Agreement”) nor has the Company or any Company Subsidiary been advised since December 31, 2009 by any Governmental Entity that it is considering issuing, initiating, ordering or requesting any such Regulatory Agreement. Except as would not reasonably be expected to have a Material Adverse Effect on the Company or has been disclosed in a Specified SEC

Report, the Company and each Company Subsidiary are in compliance in all respects with each Regulatory Agreement to which it is party or subject, and neither the Company nor any Company Subsidiary has received any written notice from any Governmental Entity indicating that either the Company or any Company Subsidiary is not in compliance in all respects with any such Regulatory Agreement.

(y) Loan Portfolio.

(1) Each of the Company and each Company Subsidiary has complied with, and all documentation in connection with the origination, processing, underwriting and credit approval of any loan, lease or other extension of credit or commitment to extend credit (“Loans”) originated, purchased or serviced by the Company or any Company Subsidiary satisfied in all respects, (i) all applicable law with respect to the origination, insuring, purchase, sale, pooling, servicing, subservicing or filing of claims in connection with Loans, including all laws relating to real estate settlement procedures, consumer credit protection, truth in lending laws, usury limitations, fair housing, transfers of servicing, collection practices, equal credit opportunity and adjustable rate mortgages, (ii) the responsibilities and obligations relating to Loans set forth in any material contract between the Company or any Company Subsidiary and any Agency, Loan Investor or Insurer, (iii) the applicable rules, regulations, guidelines, handbooks and other requirements of any Agency, Loan Investor or Insurer, and (iv) the terms and provisions of any material mortgage or other collateral documents and other Loan documents with respect to each Loan, except such non-compliance or non-satisfaction that would not reasonably be expected to have a Material Adverse Effect on the Company.

(2) No Agency, Loan Investor or Insurer (each as defined in Section 2.2(y)(3)) has (i) claimed in writing that the Company or any Company Subsidiary has violated or has not complied with the applicable underwriting standards with respect to Loans sold by the Company or any Company Subsidiary to a Loan Investor or Agency, or with respect to any sale of Loan servicing rights to a Loan Investor, (ii) imposed in writing restrictions on the activities (including commitment authority) of the Company or any Company Subsidiary or (iii) indicated in writing to the Company or any Company Subsidiary that it has terminated or intends to terminate its relationship with the Company or any Company Subsidiary for poor performance, poor Loan quality or concern with respect to the Company’s or any Company Subsidiary’s compliance with laws.

(3) For purposes of this Section 2.2(y): (i) “Agency” means the Federal Housing Administration, the Federal Home Loan Mortgage Corporation, the Farmers Home Administration (now known as Rural Housing and Community Development Services), the Federal National Mortgage Association, the United States Department of Veterans’ Affairs, the Rural Housing Service of the U.S. Department of Agriculture or any other federal or state agency with authority to (A) determine any investment, origination, lending or servicing requirements with regard to Loans originated, purchased or serviced by the Company or any Company Subsidiary or (B) originate, purchase, or service Loans, or otherwise promote lending, including state and local housing finance authorities; (ii) “Loan Investor” means any person (including an Agency) having a beneficial interest in any Loan originated, purchased or serviced by the Company or any Company Subsidiary or a security backed by or representing an interest in any such Loan; and (iii) “Insurer” means a person who insures or guarantees for the benefit of the Loan holder all or any portion of the risk of loss upon borrower default on any of the Loans originated, purchased or serviced by the Company or any Company Subsidiary, including the Federal Housing Administration, the United States Department of Veterans’ Affairs, the Rural Housing Service of the U.S. Department of Agriculture and any private mortgage insurer, and providers of hazard, title or other insurance with respect to such Loans or the related collateral.

(z) Listing of Common Stock. The shares of Common Stock to be issued under this Agreement and the other Transaction Documents meet all requirements for listing on the NASDAQ, subject to formal approval of listing by NASDAQ.

(aa) Other Private Placements. Concurrently with the execution and delivery of this Agreement, the Company has agreed to sell shares of Common Stock and Series B Preferred Stock in the Other Private Placements on terms and conditions that are substantially identical in all respects to those set forth in this Agreement, except as to (i) the number and type of Securities to be purchased and the aggregate purchase price for such Securities (but not the per share purchase price ) set forth in Section 1.2 and (ii) as set forth in Section 2.2(aa) of the Disclosure Schedule.

(bb) Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company (or any Company Subsidiary) and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its Exchange Act filings and is not so disclosed.

(cc) Absence of Manipulation. The Company has not, and to the knowledge of the Company no one acting on its behalf has, taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Purchased Shares.

(dd) Adequate Capitalization. As of September 30, 2012, the Bank met or exceeded the standards necessary to be considered “well capitalized” under the FDIC’s regulatory framework for prompt corrective action.

(ee) Acknowledgment Regarding Purchase of Securities. The Company acknowledges and agrees that the Investor is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that the Investor is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by the Investor or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Investor’s purchase of the Securities.

(ff) Shell Company Status. The Company is not, and has never been, an issuer identified in Rule 144(i)(1).

(gg) Fees and Expenses. The Company does not expect that all closing fees and expenses (including all costs to be incurred to register the Registrable Securities), the fees and expenses of any Company advisors (including Company counsel and other professional fees), and fees and expenses of any broker or finders that the Company is responsible for (including the fees and expenses of the Placement Agent) will exceed $3.9 million in the aggregate.

(hh) Support Agreements. Each of the directors and executive officers of the Company in office as of the date of this Agreement have entered into a Support Agreement in substantially the form attached hereto as Exhibit H (each agreement, a “Support Agreement”).

(ii) Change in Control. The consummation of the transactions contemplated by this Agreement and the Other Private Placements will not trigger any rights under any “change of control” provision in any Significant Agreement or Benefit Plan to which the Company or any Company Subsidiary is a party, which results in payments to the counterparty or the acceleration of vesting of benefits.

(jj) Disclosure. The Company confirms that neither it nor any of its officers or directors nor any other person acting on its or their behalf has provided, and it has not authorized the Placement Agent to provide, the Investor or its agents or counsel with any information that it believes constitutes or could reasonably be expected to constitute material, non-public information except insofar as the existence, provisions and terms of the Transaction Documents and the proposed transactions hereunder may constitute such information, all of which will be disclosed by the Company in the Press Release as contemplated by Section 5.14 hereof. The Company understands and confirms that the Investor will rely on the foregoing representations in effecting transactions in securities of the Company. No event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed, except for the announcement of this Agreement and related transactions.

2.3 Representations and Warranties of the Investor. The Investor hereby represents and warrants as of the date of this Agreement and as of the Closing Date (except to the extent made only as of a different specified date, in which case as of such date), solely with respect to itself and, where expressly indicated, its Affiliates, to the Company that:

(a) Organization and Authority. The Investor is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization, is duly qualified to do business and is in good standing in all jurisdictions where its ownership or leasing of property or the conduct of its business requires it to be so qualified and failure to be so qualified would have a Material Adverse Effect on such Investor, and has the requisite corporate, partnership, limited liability company or other power and authority to own its properties and assets and to carry on its business as it is now being conducted.

(b) Authorization.

(1) The Investor has the requisite corporate, partnership, limited liability company or other power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery, and performance of this Agreement by the Investor and the consummation of the transactions contemplated hereby have been duly authorized by the Investor’s board of directors, general partner, managing members, investment committee or other authorized persons, as the case may be (if such authorization is required), and no further approval or authorization by any of such persons, as the case may be, is required. This Agreement has been duly and validly executed and delivered by the Investor and, assuming due authorization, execution and delivery of this Agreement by the Company, is a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganizations, fraudulent transfer, or similar laws affecting creditors generally or by general equitable principles (whether applied in equity or at law). No other corporate, partnership, limited liability company or other proceedings are necessary for the execution and delivery by the Investor of this Agreement, the performance by it of its obligations hereunder or the consummation by it of the transactions contemplated hereby.

(2) Neither the execution, delivery, and performance by the Investor of this Agreement, nor the consummation of the transactions contemplated hereby, nor compliance by the Investor with any of the provisions hereof, will (i) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration of, or result in the creation of, any Lien upon any of the properties or assets of such Investor under any of the terms, conditions or provisions of (A) its applicable governing documents, or (B) any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which the Investor is a party or by which it may be bound, or to which the Investor or any of the properties or assets of such Investor may be subject, or (ii) subject to compliance with the statutes and regulations referred to in the next paragraph and assuming the accuracy of the representations and warranties of the Company and the performance of the covenants and agreements of the Company contained herein, violate any ordinance, permit, concession, grant, franchise, law, statute, rule, regulation or any judgment, ruling, order, writ, injunction or decree of a Governmental Entity applicable to such Investor or any of its respective properties or assets except in the case of clauses (i)(B) and (ii) for such violations, conflicts and breaches as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Investor.

(3) Other than (i) the matters described in Section 1.2(b)(1)(vii), (ii) passivity or anti-association commitments that may be required by the Federal Reserve and (iii) the securities or blue sky laws of the various states and except as otherwise provided in this Agreement, and assuming the accuracy of the representations and warranties of the Company and the performance of the covenants and agreements of the Company contained herein, no material notice to, registration, declaration or filing with, exemption or review by, or authorization, order, consent or approval of, any Governmental Entity, or expiration or termination of any statutory waiting period, is necessary for the consummation by the Investor of the transactions set forth in this Agreement.

(c) Purchase for Investment. The Investor acknowledges that the Purchased Shares have not been registered under the Securities Act or under any state securities laws. The Investor (1) is acquiring the Purchased Shares pursuant to an exemption from registration under the Securities Act for its own account solely for investment with no present intention or plan to distribute any of the Purchased Shares to any person nor with a view to or for sale in connection with any distribution thereof, (2) will not sell or otherwise dispose of any of the Purchased Shares, except in compliance with the registration requirements or exemption provisions of the Securities Act and any other applicable securities laws, (3) has such knowledge and experience in financial and business matters and in investments of this type that it is capable of evaluating the merits and risks of its investment in the Purchased Shares and of making an informed investment decision and has so evaluated the merits and risks of such investment, (4) is able to bear the economic risk of an investment in the Purchased Shares and, at the present time, is able to afford a complete loss of such investment and (5) is an “accredited investor” (as that term is defined by Rule 501 under the Securities Act); provided, however, that by making the representations herein, the Investor does not agree to hold any of the Purchased Shares for any minimum period of time and reserves the right at all times to sell or otherwise dispose of all or any part of such Purchased Shares pursuant to an effective registration statement under the Securities Act or under an exemption from such registration in compliance with applicable federal and state securities laws. Without limiting any of the foregoing, neither the Investor nor any of its Affiliates has taken, and the Investor will not, and will cause its Affiliates not to, take any action that would otherwise cause the Purchased Shares to be subject to the registration requirements of the Securities Act.

(d) Access to Information. The Investor acknowledges that it has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Purchased Shares and the merits and risks of investing in the Purchased Shares; (ii) access to information about the Company and the Company Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

(e) Independent Investment Decision. The Investor has independently evaluated the merits of its decision to purchase the Purchased Shares pursuant to this Agreement. The Investor understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Investor in connection with the purchase of the Purchased Shares constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities.

(f) Reliance on Exemptions. The Investor understands and acknowledges that the Purchased Shares being offered and sold to it in reliance on specific exemptions from the registration requirements of U.S. federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Investor’s compliance with, the representations, warranties, agreements, covenants, acknowledgements and understandings of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Purchased Shares.

(g) No Governmental Review; Not Deposits and Uninsured. The Investor understands that no U.S. federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Purchased Shares or the fairness or suitability of the investment in the Purchased Shares nor have such authorities passed upon or endorsed the merits of the offering of the Purchased Shares. The Investor understands that the Purchased Shares are not savings or deposit accounts or other obligations of the Bank or any other Company Subsidiary, and the Purchased Shares are not insured by the FDIC or any other Governmental Entity.

(h) Residency. The Investor’s residence (if an individual) or office in which its investment decision with respect to the Purchased Shares was made (if an entity) are located at the address set forth for the Investor in Section 6.7 of this Agreement.

(i) Ownership.

(1) As of the date of this Agreement, other than as set forth on its signature page hereto, the Investor is not the owner of record or the Beneficial Owner of shares of Common Stock, securities convertible into or exchangeable for Common Stock, or any other equity or equity-linked security of the Company or any Company Subsidiary.

(2) [Form A: Assuming the accuracy of the representations and warranties of the Company and the performance of the covenants and agreements of the Company contained herein, the purchase of Purchased

Shares hereunder shall not cause the Investor, together with any other person whose Beneficial Ownership of Company securities would be aggregated with the Investor’s Beneficial Ownership of Company securities for purposes of any bank regulation or law, to collectively be deemed to own, control or have the power to vote securities which (assuming, for this purpose only, full conversion and/or exercise of such securities by the Investor) would represent more than 9.9% of the Voting Securities of the Company outstanding at such time.] [Form B: Assuming the accuracy of the representations and warranties of the Company and the performance of the covenants and agreements of the Company contained herein, the purchase of Purchased Shares hereunder shall not cause the Investor, together with any other person whose Beneficial Ownership of Company securities would be aggregated with the Investor’s Beneficial Ownership of Company securities for purposes of any bank or securities law or regulation, to collectively be deemed to own, control or have the power to vote securities which (assuming, for this purpose only, full conversion and/or exercise of such securities by the Investor) would represent more than 4.9% of the Voting Securities of the Company outstanding at such time.]

(j) Financial Capability. The Investor has or will have immediately available funds necessary to pay the Purchase Price and consummate the Closing, as of the date of the Closing, on the terms and conditions contemplated by this Agreement.

(k) Knowledge as to Conditions. As of the date of this Agreement, the Investor knows of no reason why it would be reasonable to expect that any regulatory approvals with respect to the Investor and, to the extent necessary, any other approvals, authorizations, filings, registrations, and notices with respect to the Investor required or otherwise a condition to the consummation of the transactions contemplated by the Transaction Documents cannot, or should not, be obtained.

(l) Brokers and Finders. Neither the Investor nor its Affiliates or any of their respective officers, directors or employees has employed any broker or finder or incurred any liability for any financial advisory fees, brokerage fees, commissions or finder’s fees, and no broker or finder has acted directly or indirectly for the Investor or any of its Affiliates, in connection with this Agreement or the transactions contemplated hereby. The Investor acknowledges that it is purchasing the Purchased Shares directly from the Company and not from the Placement Agent.

(m) No General Solicitation. Investor: (i) became aware of the offering of the Common Stock and the Series B Preferred Stock, and the Purchased Shares were offered to Investor, solely by direct contact between Investor and the Company or the Placement Agent, and not by any other means, including any form of “general solicitation” or “general advertising” (as such terms are used in Regulation D promulgated under the Securities Act and interpreted by the SEC); (ii) reached its decision to invest in the Company independently from any Other Investor; (iii) has entered into no agreements with shareholders of the Company or Other Investors for the purpose of controlling the Company or any of its subsidiaries; and (iv) has entered into no agreements with shareholders of the Company or the Other Investors regarding voting or transferring Investor’s interest in the Company.

(n) OFAC and Anti-Money Laundering. The Investor understands, acknowledges, represents and agrees that (i) the Investor is not the target of any sanction, regulation, or law promulgated by the OFAC, the Financial Crimes Enforcement Network or any other U.S. governmental entity (“U.S. Sanctions Laws”); (ii) the Investor is not owned by, controlled by, under common control with, or acting on behalf of any person that is the target of U.S. Sanctions Laws; (iii) the Investor is not a “foreign shell bank” and is not acting on behalf of a “foreign shell bank” under applicable anti-money laundering laws and regulations; (iv) the Investor’s entry into this Agreement or consummation of the transactions contemplated hereby will not contravene U.S. Sanctions Laws or applicable anti-money laundering laws or regulations; (v) the Investor will promptly provide to any regulatory or law enforcement authority such information or documentation as may be required to comply with U.S. Sanctions Laws or applicable anti-money laundering laws or regulations; and (vi) the Company may provide to any regulatory or law enforcement authority information or documentation regarding, or provided by, the Investor for the purposes of complying with U.S. Sanctions Laws or applicable anti-money laundering laws or regulations.

(o) No Outside Discussion of Offering. As of the date of this Agreement, the Investor has not discussed the offering with any other party or potential investors (other than the Company, the Placement Agent, and Investor’s authorized representatives, advisors and counsel), except as expressly permitted under the terms of this Agreement.

ARTICLE III

Covenants

3.1 Filings; Other Actions.

(a) [Form A: The Investor and the Company will cooperate and consult with each other and use commercially reasonable efforts to prepare and file all necessary and customary documentation, to effect all necessary and customary applications, notices, petitions, filings, and other documents, and to obtain all necessary and customary permits, consents, orders, approvals, and authorizations of, or any exemption by, all third parties and Governmental Entities, and expiration or termination of any applicable waiting periods, (i) necessary or advisable to consummate the transactions contemplated by this Agreement, and to perform the covenants contemplated by this Agreement and (ii) with respect to the Investor, to the extent typically provided by the Investor to such third parties or Governmental Entities, as applicable, under the Investor’s policies consistently applied and subject to such confidentiality requests as the Investor may reasonably seek. Each party shall execute and deliver both before and after the Closing such further certificates, agreements, and other documents and take such other actions as the other party may reasonably request to consummate or implement such transactions or to evidence such events or matters, subject, in each case, to clauses (i) and (ii) of the first sentence of this Section 3.1(a). In particular, the Company will use its commercially reasonable efforts to help the Investor promptly obtain or submit, as the case may be, as promptly as practicable, the approvals and authorizations of, filings and registrations with, and notifications to, or expiration or termination of any applicable waiting period, all notices to and, to the extent required by applicable law or regulation, consents, approvals, or exemptions from bank regulatory authorities, for the transactions contemplated by this Agreement. Notwithstanding anything herein to the contrary, the Investor and its Affiliates are not subject to any covenant or agreement under this Agreement to file any application or notice under the BHC Act in connection with any of the transactions contemplated hereby. To the extent required by the Federal Reserve, the Investor shall enter into one or more passivity agreements. The Company shall use, and cause its Affiliates to use, commercially reasonable efforts to obtain all approvals required to be obtained by the Company in connection with the transactions contemplated by the Transaction Documents, including responding fully to all requests for additional information from the Federal Reserve, the FDIC and the BFI. The Investor and the Company will each have the right to review in advance, and to the extent practicable, each will consult with the other, in each case subject to applicable laws relating to the exchange of information, all the information (other than confidential information) relating to such other party, and any of their respective Affiliates, which appears in any filing made with, or written materials submitted to, any third party or any Governmental Entity in connection with the transactions contemplated by this Agreement; provided, however, that the Company shall not allow any Other Investor to review any such information relating to the Investor. In exercising the foregoing right, each of the parties hereto agrees to act reasonably and as promptly as practicable. Each party hereto agrees to keep the other party apprised of the status of matters relating to completion of the transactions contemplated hereby. The Investor and the Company shall promptly furnish each other to the extent permitted by applicable laws with copies of written communications received by them or their subsidiaries from, or delivered by any of the foregoing to, any Governmental Entity in respect of the transactions contemplated by this Agreement. Notwithstanding anything in this Section 3.1 or elsewhere in this Agreement to the contrary, the Investor shall not be required to provide to the Company any of its, its Affiliates’, its investment advisor’s or its or their control persons’ or equity holders’ nonpublic, proprietary, personal or otherwise confidential information including the identities of limited partners, shareholders or members of the Investor or its Affiliates or their investment advisors (collectively, the “Investor Confidential Information”).] [Form B: [Reserved].]

(b) [Form A: Each party agrees, upon request, to furnish the other party with all information (other than Investor Confidential Information) concerning itself, its subsidiaries, Affiliates, directors, officers, partners, and shareholders and such other matters as may be reasonably necessary or advisable in connection with any statement, filing, notice, or application made by or on behalf of such other party or any of its subsidiaries to any Governmental Entity in connection with this Agreement. Notwithstanding anything in this Section 3.1 or elsewhere in this Agreement to the contrary, (A) the Investor shall not be required to provide any materials to the Company that it deems private or confidential and (B) the Investor shall provide information only to the extent typically provided by the Investor to such Governmental Entities and subject to such confidentiality requests as such Investor may reasonably seek.] [Form B: [Reserved].]

(c) From the date of this Agreement until the Closing, the Company shall not, directly or indirectly, amend, modify, or waive, and the Board of Directors shall not recommend approval of any proposal to the Company’s shareholders having the effect of amending, modifying, or waiving any provision in the Articles of Incorporation or bylaws of the Company in any manner adverse to the Investor.

(d) The Company shall duly call, convene, give due notice of and hold a meeting of its shareholders (the “Company Shareholder Meeting”), as promptly as practicable following the date of this Agreement (and in any event the Company Shareholder Meeting shall be held no later than 40 days following the mailing of the definitive proxy statement related to the Company Shareholder Meeting), to vote on (i) a proposal to approve the issuance of the Common Stock issued pursuant to the Transaction Documents and Common Stock to be issued upon the conversion of the Series B Preferred Stock issued pursuant to the Transaction Documents, substantially to the effect described in Exhibit I attached hereto (the “Transaction Shareholder Proposal”), and (ii) a proposal to amend and restate the bylaws of the Company, substantially to the effect described in Exhibit J attached hereto (the “Board Size Shareholder Proposal”). Unless there has been a Change in Recommendation (as defined in Section 5.21(c)) in accordance with Section 5.21, the Board of Directors shall unanimously recommend to the Company’s shareholders that such shareholders vote in favor of the Shareholder Proposals (the “Board Recommendation”). Without limiting the generality of the forgoing, unless this Agreement has been terminated in accordance with its terms, the Shareholder Proposals shall be submitted to the Company’s shareholders pursuant to the terms of this Agreement and, for the avoidance of doubt, none of the resolutions approving this Agreement or the transactions contemplated hereby may be rescinded or amended whether or not (i) there has been a Change in Recommendation or (ii) an Unsolicited Company Proposal (as defined in Section 5.21(b)) shall have been publicly proposed or announced or otherwise submitted to the Company or any of its directors, officers, employees, agents, consultants or advisors. In connection with the Company Shareholder Meeting, the Company shall promptly prepare and file (but in no event more than the later of (i) ten business days after the date of this Agreement or, (ii) if audited financial statements for the year ended December 31, 2012 are required to be included in the preliminary proxy statement filing pursuant to Rule 3-12 of Regulation S-X of the SEC, three business days after such audited financial statements are first available) with the SEC a preliminary proxy statement, shall use its commercially reasonable efforts to respond to any comments of the SEC or its staff and to cause a definitive proxy statement related to the Company Shareholder Meeting to be mailed to the Company’s shareholders not more than five business days after clearance thereof by the SEC, and shall use its reasonable best efforts to solicit proxies for such shareholder approval, including through the engagement of a proxy solicitor. The Company shall notify the Investor promptly of the receipt of any comments from the SEC or its staff with respect to the proxy statement and of any request by the SEC or its staff for amendments or supplements to such proxy statement or for additional information and, only at the written request of the Investor, will supply Investor with copies of all correspondence between the Company or any of its representatives, on the one hand, and the SEC or its staff, on the other hand, with respect to such proxy statement. If at any time prior to the Company Shareholder Meeting there shall occur any event that is required to be set forth in an amendment or supplement to the proxy statement, the Company shall as promptly as practicable prepare and mail to its shareholders such an amendment or supplement. Each of Investor and the Company agrees promptly to correct any information provided by it or on its behalf for use in the proxy statement if and to the extent that such information shall have become false or misleading in any material respect, and the Company shall as promptly as practicable prepare and mail to its shareholders an amendment or supplement to correct such information to the extent required by applicable laws and regulations. The Company shall consult with Investor prior to filing any proxy statement, or any amendment or supplement thereto, and provide Investor with a reasonable opportunity to comment thereon. Unless there has been a Change in Recommendation, the Board Recommendation shall be included in the proxy statement filed in connection with obtaining such shareholder approval. If on the date of the Company Shareholder Meeting, the Company (i) has not previously effected a Change in Recommendation and (ii) has not received proxies representing a sufficient number of shares of Common Stock to obtain shareholder approval of the Shareholder Proposals, the Company shall adjourn the Company Shareholder Meeting until such date as shall be mutually agreed and, subject to the terms and conditions of this Agreement, shall continue to use reasonable best efforts, together with its proxy solicitor, to solicit proxies from shareholders of the Company relating to shareholder approval of the Shareholder Proposals.

3.2 Use of Proceeds; Expenses.

(a) The Company shall use the gross proceeds from the sale of the Securities to the Investor and the closing of the transactions contemplated by the Other Private Placements to strengthen the financial position of the Company and the Bank, possibly including, subject to the receipt of all required regulatory approvals, the repurchase of all or a portion of the issued and outstanding shares of Company Preferred Stock issued to the U.S. Treasury as part of the CPP under the TARP.

(b) [Form A: At and conditioned upon the Closing, the Company shall reimburse up to $30,000 of the reasonable and documented costs and expenses incurred by the Investor (including legal fees) in connection with the transactions contemplated by this Agreement. Other than as set forth in the preceding sentence and in Section 5.7(b), each of the Company and the Investor will bear and pay all costs and expenses incurred by it or on its behalf in connection with the transactions contemplated under this Agreement.] [Form B: [Reserved].]

3.3 Access, Information and Confidentiality.

(a) [Form A: From the date of this Agreement, until the date when the shares of Common Stock owned by the Investor and its Affiliates and, for purposes of this Section 3.3, persons who share a common discretionary investment advisor with the Investor, in the aggregate represent less than 2.0% of all of the outstanding Common Stock (provided that, in making such calculation, (i) all shares of Common Stock into or for which shares of any securities owned by the Investor are directly or indirectly convertible or exercisable, which, for the avoidance of doubt, shall include those shares of Common Stock issuable upon the conversion of shares of Series B Preferred Stock, shall be included in the numerator, (ii) the shares described in clause (i) and all such shares owned by or attributed to Other Investors shall be included in the denominator, and (iii) all securities issued by the Company after the Closing Date other than in connection with an issuance in which the Investor (or a permitted assignee under Section 6.8) was offered the right to purchase its pro rata portion of such securities in accordance with Section 5.12 shall be excluded from the denominator), the Company will ensure that upon reasonable notice, and in such a manner as not to interfere unreasonably with the conduct of the business of the Company the Company and its subsidiaries will afford to the Investor and its representatives (including employees of the Investor, and counsel, accountants, financial and investment banking advisors and other professionals retained by the Investor) once per calendar quarter (i) such access during normal business hours to its books, records, properties and personnel and to such other information as the Investor may reasonably request and (ii) reasonable opportunities to routinely consult with the management of the Company and its subsidiaries on matters relating to the operation of the Company. The Company agrees to consider, in good faith, the recommendations of the Investor or its designated representative in connection with the matters on which it is consulted as described above, recognizing that the ultimate discretion with respect to all such matters shall be retained by the Company. Notwithstanding anything in this Agreement to the contrary, at no time will the Company provide to the Investor any material non-public information unless the Investor shall have specifically requested such disclosure in writing from the Company.] [Form B: [Reserved].]

(b) Each party to this Agreement will hold, and will cause its respective subsidiaries and their directors, officers, employees, agents, consultants, and advisors to hold, in strict confidence, unless disclosure to a Governmental Entity is necessary or appropriate in connection with any necessary regulatory approval, or request for information or similar process, or unless compelled to disclose by judicial or administrative process or, in the written opinion of its counsel, by other requirement of law or the applicable requirements of any Governmental Entity (in which case, the party permitted to disclose such information shall, to the extent legally permissible and reasonably practicable, provide the other party with prior written notice of such permitted disclosure), all nonpublic records, books, contracts, instruments, computer data and other data and information (collectively, “Information”) concerning the other party hereto furnished to it by such other party or its representatives pursuant to this Agreement, including but not limited to as set forth in Section 3.3(a) (except to the extent that such information can be shown to have been (1) previously known by such party on a nonconfidential basis, (2) in the public domain through no fault of such party, or (3) later lawfully acquired from other sources by the party to which it was furnished), and neither party hereto shall release or disclose such Information to any other person, except its auditors, attorneys, financial advisors, other consultants, and advisors with the express understanding that such parties will maintain the confidentiality of the Information and, to the extent permitted above, to bank regulatory authorities.

3.4 Transfer. The Company shall cooperate, in accordance with reasonable and customary business practices with any and all transfers, whether by direct or indirect sale, assignment, award, confirmation, distribution, bequest, donation, trust, pledge, encumbrance, hypothecation or other transfer or disposition, for consideration or otherwise, whether voluntarily or involuntarily, by operation of law or otherwise, by the Investor or any of its successors and assigns of the Securities and other shares of Common Stock such party may beneficially own prior to or subsequent to the date hereof.

3.5 Reasonable Efforts. The Company agrees to use its commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the Investor in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement and the Transaction Documents, including using commercially reasonable efforts to accomplish the following: (a) the taking of all reasonable acts necessary to cause the conditions to Closing to be satisfied; (b) the obtaining of all necessary actions or nonactions, waivers, consents and approvals from Governmental Entities and the making of all necessary registrations and filings and the taking of all reasonable steps necessary to obtain an approval or waiver from, or to avoid an action or proceeding by, any Governmental Entity; (c) the obtaining of all necessary consents, approvals or waivers from third parties and obtaining approval of the Shareholder Proposals; and (d) the execution and delivery of any additional instruments necessary to consummate the transactions contemplated by, and to fully carry out the purposes of, this Agreement and the Transaction Documents.

3.6 [Reserved].

3.7 [Form A: Most Favored Nation. During the period from the date hereof through the Closing, neither the Company nor any of the Company Subsidiaries shall enter into any additional, or modify any existing, agreements with any existing or future investors in the Company or any of the Company Subsidiaries (including the Other Private Placements) that have the effect of establishing rights or otherwise benefitting such investor in a manner more favorable in any respect to such investor than the rights and benefits established in favor of the Investor by this Agreement (except as set forth on Section 3.7 of the Disclosure Schedule), unless, in any such case, the Investor has been offered such rights and benefits.] [Form B: [Reserved].]

3.8 Notice of Certain Events. Each party hereto shall promptly notify the other party hereto of (a) any event, condition, fact, circumstance, occurrence, transaction or other item of which such party becomes aware prior to the Closing that would constitute a violation or breach of the Transaction Documents (or a breach of any representation or warranty contained herein or therein) or, if the same were to continue to exist as of the Closing Date, would constitute the non-satisfaction of any of the conditions set forth in Section 1.2 hereof, and (b) any event, condition, fact, circumstance, occurrence, transaction or other item of which such party becomes aware which would have been required to have been disclosed pursuant to the terms of this Agreement had such event, condition, fact, circumstance, occurrence, transaction or other item existed as of the date hereof; provided that delivery of any notice pursuant to this Section 3.8 shall not modify the representations, warranties, covenants, agreements or obligations of the parties (or remedies with respect thereto) or the conditions to the obligations of the parties under this Agreement. Notwithstanding the foregoing, neither party shall be required to take any action that would jeopardize such party’s attorney-client privilege.

3.9 Conduct of the Business. Prior to the earlier of the Closing Date and the termination of this Agreement pursuant to Article IV, the Company shall, and, shall cause each Company Subsidiary to: (a) use commercially reasonable efforts to carry on its business in the ordinary course of business and use commercially reasonable efforts to maintain and preserve its and such Company Subsidiary’s business (including its organization, assets, properties, goodwill and insurance coverage) and preserve business relationships with customers, vendors, strategic partners and others having business dealings with it; provided, that nothing in this clause (a) shall require any actions or inaction that the Board of Directors may, in good faith, determine to be inconsistent with their duties or the Company’s obligations under applicable law or imposed by any Governmental Entity; (b) refrain from (1) declaring, setting aside or paying any distributions or dividends on, or making any other distributions (whether in cash, securities or other property) in respect of, any of its capital stock; (2) splitting, combining or reclassifying any of its capital stock or issuing or authorizing the issuance of any other securities in respect of, in lieu of or in substitution for capital stock or any of its other securities; (3) purchasing, redeeming or otherwise acquiring any capital stock or any of its other securities or any rights, warrants or options to acquire any such capital stock or other securities; (4) issuing, delivering, selling, granting, pledging or otherwise disposing of or encumbering any capital stock, any other Voting Securities or any securities convertible into or exchangeable for, or any rights, warrants or options to acquire, any such capital stock, Voting Securities or convertible or exchangeable securities, other than any issuance of Common Stock on exercise of any compensatory stock options outstanding on the date of this Agreement; or (5) entering into any contract with respect to, or otherwise agreeing or committing to do, any of the foregoing; and (c) to the extent reasonably practicable, shall consult with the Investor prior to taking any material actions outside of the ordinary course of business; provided that the Company shall not consult with the Investor with respect to such material actions or provide any material non-public information to the Investor unless the Company first seeks and obtains the

Investor’s prior consent to be so consulted or to receive such information. Additionally, except as required pursuant to existing written, binding agreements in effect prior to the date hereof and set forth in Section 3.9 of the Disclosure Schedule, and with respect to clauses (i) and (ii) except in the ordinary course of business consistent with past practice, prior to the earlier of the Closing Date and the termination of this Agreement pursuant to Article IV, the Company shall and shall cause the Company Subsidiaries to not take any of the following actions: (i) grant or provide any severance or termination payments or benefits to any director, officer or employee of the Company or any of the Company Subsidiaries; (ii) increase the compensation, bonus or pension, welfare, severance or other benefits of, pay any bonus to, or make any new equity awards to any director, officer or employee of the Company or any of the Company Subsidiaries; (iii) establish, adopt, amend or terminate any Benefit Plan or amend the terms of any outstanding equity-based awards, except as may be required by applicable law; (iv) take any action to accelerate the vesting or payment, or fund or in any other way secure the payment, of compensation or benefits under any Benefit Plan, to the extent not already provided in any such Benefit Plan; (v) change any actuarial or other assumptions used to calculate funding obligations with respect to any Benefit Plan or to change the manner in which contributions to such plans are made or the basis on which such contributions are determined, except as may be required by GAAP; (vi) forgive any loans to directors, officers or employees of the Company or any of the Company Subsidiaries; or (vii) enter into any contract with respect to, or otherwise agree or commit to do, any of the foregoing; provided, that in no event shall any increase of any payment in the ordinary course of business under clause (ii) increase such person’s compensation by more than 5% in the aggregate except as set forth in Section 3.9 of the Disclosure Schedule.

3.10 Enforcement of Support Agreements. The Company will use commercially reasonable efforts to enforce the Support Agreements, unless (i) this Agreement has been terminated in accordance with its terms or (ii) the Board of Directors has effected a Change in Recommendation or resolved or publicly announced its intention to do so.

ARTICLE IV

Termination

4.1 Termination. This Agreement may be terminated prior to the Closing:

(a) by mutual written agreement of the Company and the Investor;

(b) by any party, upon written notice to the other party, in the event that the Closing does not occur on or before the date that is 150 days after the date hereof (such date, the “Outside Date”); provided, however, that the right to terminate this Agreement pursuant to this Section 4.1(b) shall not be available to any party whose failure to fulfill any obligation under this Agreement shall have been the cause of, or shall have resulted in, the failure of the Closing to occur on or prior to the Outside Date;

(c) by any party, upon written notice to the other party, if the Company’s shareholders shall have not approved the Shareholder Proposals upon a vote taken thereon at the Company Shareholder Meeting or at any adjournment or postponement thereof; provided, however, that the right to terminate this Agreement pursuant to this Section 4.1(c) shall not be available to any party whose failure to fulfill any obligation under this Agreement shall have been the cause of, or shall have resulted in, the failure of such approvals to have been so received;

(d) by the Investor, upon written notice to the Company, if (i) there has been a breach of any representation, warranty, covenant or agreement made by the Company in this Agreement, or any such representation and warranty shall have become untrue after the date of this Agreement, such that Section 1.2(b)(1)(ii) or Section 1.2(b)(1)(iv) would not be satisfied and (ii) such breach or condition is not curable or, if curable, is not cured prior to the date that would otherwise be the Closing Date in absence of such breach or condition; provided that this Section 4.1(d) shall only apply if the Investor is not in material breach of any of the terms of this Agreement;

(e) by the Company, upon written notice to the Investor, if (i) there has been a breach of any representation, warranty, covenant or agreement made by the Investor in this Agreement, or any such representation and warranty shall have become untrue after the date of this Agreement, such that Section 1.2(b)(2)(i) or Section 1.2(b)(2)(iv) would not be satisfied and (ii) such breach or condition is not curable or, if curable, is not cured prior to the date that would otherwise be the Closing Date in absence of such breach or condition; provided that this Section 4.1(e) shall only apply if the Company is not in material breach of any of the terms of this Agreement;

(f) by any party, upon written notice to the other parties, in the event that any Governmental Entity shall have issued any order, decree or injunction or taken any other action restraining, enjoining or prohibiting any of the transactions contemplated by this Agreement, and such order, decree, injunction or other action shall have become final and nonappealable;

(g) by the Investor, upon written notice to the Company, if the Investor or any of its Affiliates receives written notice from or is otherwise advised by, the Federal Reserve or the BFI that the Federal Reserve or the BFI, as applicable, will not grant (or intends to rescind or revoke if previously granted) any of the confirmations or determinations referred to in Section 1.2(b)(1)(vii);

(h) by any party, upon written notice to the other parties, if the Company has entered into a binding written agreement with respect to a Superior Proposal in compliance with Section 5.21; or

(i) prior to the time at which the Company’s shareholders shall have approved the Shareholder Proposals, by the Investor, upon written notice to the Company, if (A) the Board of Directors shall have failed to make the Board Recommendation in the proxy statement filed in connection with obtaining shareholder approval of the Shareholder Proposals, effected a Change in Recommendation or resolved or publicly announced its intention to do so or approved or recommended any Acquisition Transaction (as defined in Section 5.21(g)) (other than those contemplated by the Transaction Documents) or resolved or publicly announced its intention to do so; (B) the Company shall have materially breached Section 3.1(d) or Section 5.21; or (C) a tender offer or exchange offer for the outstanding shares of Common Stock has been commenced and the Board of Directors recommends that the shareholders of the Company tender their shares in such tender or exchange offer or otherwise fails to recommend that the shareholders of the Company reject such tender offer or exchange offer with the ten business day period specified in Rule 14e-2(a) under the Exchange Act.

4.2 Effects of Termination. In the event of any termination of this Agreement as provided in Section 4.1, this Agreement (other than Section 3.2(b), Section 3.3(b) (except, in respect of any party, in connection with litigation against it by the other party or its Affiliates), this Section 4.2, Section 5.6 and Article VI, which shall remain in full force and effect) shall forthwith become wholly void and of no further force and effect; provided, that nothing herein shall relieve any party from liability for willful breach of this Agreement.

4.3 Notice of Other Terminations. The Company shall promptly notify the Investor if any of the Other Securities Purchase Agreements are terminated.

ARTICLE V

Additional Agreements

5.1 [Form A: No Rights Agreement. So long as the Investor, together with its Affiliates, and, for purposes of this Section 5.1, persons who share a common discretionary investment advisor with the Investor, in the aggregate own 5.0% or more of all of the outstanding shares of Common Stock (provided that, in making such calculation, (i) all shares of Common Stock into or for which shares of any securities owned by the Investor are directly or indirectly convertible or exercisable, which, for the avoidance of doubt, shall include those shares of Common Stock issuable upon the conversion of shares of Series B Preferred Stock, shall be included in the numerator, (ii) the shares described in clause (i) and all such shares owned by or attributed to Other Investors shall be included in the denominator, and (iii) all securities issued by the Company after the Closing Date other than in connection with an issuance in which the Investor (or a permitted assignee under Section 6.8) was offered the right to purchase its pro rata portion of such securities in accordance with Section 5.12 shall be excluded from the denominator) (such ownership interest, the “Qualifying Ownership Interest”), other than the Rights Plan, the Company shall not enter into any poison pill agreement, shareholders’ rights plan or similar agreement that shall limit the rights of the Investor and its Affiliates and associates to hold any shares of Common Stock or Series B Preferred Stock or acquire additional securities of the Company unless such poison pill agreement, shareholders’ rights plan or similar agreement grants an exemption or waiver to the Investor and its Affiliates and associates and any group in which the Investor may become a member, immediately effective upon execution of such plan or agreement, that would allow the Investor and its Affiliates and associates to acquire such additional securities of the Company. In addition, the Company agrees that any poison pill agreement, shareholders’ rights plan or similar agreement referred to in the preceding sentence shall provide to holders of Series B Preferred Stock rights no less favorable than those granted to the holders of the Common Stock of the Company. [Form B: [Reserved].]

5.2 Investor Standstill Agreements. [Form A: The Investor agrees that until the earlier of (i) the third anniversary of the Closing Date or (ii) such time as it and its Affiliates no longer own a Qualifying Ownership Interest, without the prior written consent of the Company or as otherwise provided in this Section 5.2, neither it nor any of its controlled Affiliates (each, a “Standstill Affiliate”) will, directly or indirectly:] [Form B: The Investor agrees that it shall take no action that would result in the Investor, after taking into account the purchase of the Purchased Shares, together with any other person whose Beneficial Ownership of Company securities would be aggregated with the Investor’s Beneficial Ownership of Company securities for purposes of any bank or securities law or regulation, collectively owning, controlling or having the power to vote, as of the Closing Date, more than 4.9% of the Common Stock. The Investor agrees that until the earlier of (i) the third anniversary of the Closing Date or (ii) such time as it and its Affiliates no longer own a Qualifying Ownership Interest, without the prior written consent of the Company or as otherwise provided in this Section 5.2, neither it nor any of its controlled Affiliates (each, a “Standstill Affiliate”) will, directly or indirectly:]

(a) in any way acquire, offer or propose to acquire or agree to acquire, other than as specifically contemplated in the Transaction Documents, Beneficial Ownership of any Voting Securities if after such acquisition the Investor or its Affiliates would have Beneficial Ownership of more than 9.9% of the outstanding Voting Securities (for the avoidance of doubt, for purposes of calculating the Beneficial Ownership of the Investor and its Affiliates hereunder, (x) any security that is convertible into, or exercisable for, any Voting Securities that is Beneficially Owned by the Investor or its Affiliates (other than any shares of Series B Preferred Stock) shall be treated as fully converted or exercised in accordance with its terms into the underlying Voting Securities, and (y) any security convertible into, or exercisable for, any Voting Securities that is not Beneficially Owned by the Investor or any of its Affiliates shall not be taken into account); provided, that, if, other than as specifically contemplated in the Transaction Documents, before the third anniversary of the Closing Date an Investor intends to acquire Economic Ownership of any Voting Securities that would result in such Investor having Economic Ownership of more than 4.9% of the outstanding Voting Securities after such acquisition and immediately prior to such acquisition, such Investor holds 4.9% or less of the then-outstanding Voting Securities, the Investor shall deliver to the Company a written notice of such intention (a “Share Acquisition Notice”) which shall specify (i) the number and type of Voting Securities over which the Investor then possesses Economic Ownership, and (ii) the number and type of Voting Securities such Investor proposes to acquire. Within 10 days following the date of delivery of the Share Acquisition Notice, the Company shall determine and advise the Investor whether, in its reasonable judgment based upon advice of outside tax counsel and tax advisors, in consultation with the Investor intending to make such acquisition and taking into account the Company’s reasonably expected future activities, such acquisition could be reasonably likely to cause an “ownership change” of the Company for purposes of Section 382 of the Code (an affirmative determination of an expected “ownership change”, an “Ownership Change Determination”). If the Company delivers an Ownership Change Determination to the Investor, such Investor may not complete the proposed acquisition; provided, however, that if the Company does not deliver an Ownership Change Determination to the Investor within 15 days after delivery to the Company of the Share Acquisition Notice, such Investor may complete the proposed acquisition within 45 days of delivery of the Share Acquisition Notice;

(b) [Form A: provision omitted] [Form B: make, or in any way participate in, any “solicitation” of “proxies” (as such terms are defined under Regulation 14A under the Exchange Act, disregarding clause (iv) of Rule 14a-(1)(2) and including any otherwise exempt solicitation pursuant to Rule 14a-2(b)) to vote, or seek to advise or influence any person or entity with respect to the voting of, any Voting Securities of the Company (except as may be permitted under the terms of any passivity or anti-association commitment, as such commitment may be amended from time to time, given by such Investor to the Federal Reserve in connection with such Investor’s purchase of Voting Securities);]

(c) [Form A: provision omitted] [Form B: call or seek to call a meeting of the shareholders of the Company or initiate any shareholder proposal for action by shareholders of the Company, form, join or in any way participate in a “group” (within the meaning of Section 13(d)(3) of the Exchange Act and the rules and regulations promulgated thereunder) with respect to any Voting Securities, or seek, propose or otherwise act alone or in concert with others, to influence or control the management, board of directors or policies of the Company (except as may be permitted under the terms of any passivity or anti-association commitment, as such commitment may be amended from time to time, given by such Investor to the Federal Reserve in connection with such Investor’s purchase of Voting Securities); provided that the Investor and its Standstill Affiliates shall not be considered a “group” for the purposes of this Section 5.2(c);]

(d) bring any action or otherwise act to contest the validity of this Section 5.2 (provided that neither the Investor nor any of its Standstill Affiliates shall be restricted from contesting the applicability of this Section 5.2 to the Investor or any of its Standstill Affiliates under any particular circumstance) or seek a release of the restrictions contained herein, or make a request to amend or waive any provision of this Section 5.2;

(e) [Form A: provision omitted] [Form B: enter into or agree, offer, propose or seek (whether publicly or otherwise) to enter into any acquisition transaction, merger or other business combination relating to all or part of the Company or any of the Company Subsidiaries or any acquisition transaction for all or part of the assets of the Company or any Company Subsidiary or any of their respective businesses; or]

(f) [Form A: provision omitted] [Form B: publicly disclose any intention, plan or arrangement inconsistent with any of the foregoing or take any action that would reasonably be expected to require the Company to make a public announcement regarding the possibility of any of the events described in clauses (a) through (e) above;]

provided, nothing in this Section 5.2 shall prevent the Investor or its Standstill Affiliates from (i) voting any Voting Securities then Beneficially Owned by the Investor or its Standstill Affiliates in any manner or (ii) having private conversations with members of management or the Board of Directors regarding the policies, affairs or strategy of the Company or any Company Subsidiary.

For purposes of this Agreement, “Voting Securities” shall mean at any time shares of any class of capital stock of the Company that are then entitled to vote generally in the election of directors (including, for the avoidance of doubt, Common Stock).

Notwithstanding the foregoing, the parties hereto agree that nothing in this Section 5.2 shall apply to any portfolio company with respect to which the Investor is not the party exercising control over the decision to purchase Voting Securities or to vote such Voting Securities; provided that the Investor does not provide to such entity any nonpublic information concerning the Company or any Company Subsidiary and such portfolio company is not acting at the request or direction of or in coordination with the Investor; and provided, further, that ownership of such shares is not attributed to the Investor under the BHC Act and the rules and regulations promulgated thereunder or any written interpretation of the foregoing by the staff of the Federal Reserve that has not been rescinded or, solely with respect to the applicability of Section 5.2(a), under Section 382 of the Code.

Notwithstanding the foregoing restrictions, if, at any time, (i) there occurs a Change in Control or (ii) any person (other than an Investor or any of its Standstill Affiliates) shall have commenced and not withdrawn a bona fide public tender or exchange offer which if consummated would result in a Change in Control (as defined below), then the limitations set forth in this Section 5.2 (other than in Section 5.2(a)) shall not be applicable to the Investor for so long as the conditions described in this paragraph continue.

For purposes of this Agreement,

“Change in Control” means, with respect to the Company, the occurrence of any one of the following events:

(1) any person is or becomes a Beneficial Owner (other than the Investor and its Affiliates), directly or indirectly, of 50% or more of the aggregate number of the Voting Securities; provided, however, that the event described in this clause (1) will not be deemed a Change in Control by virtue of any holdings or acquisitions: (i) by the Company or any of its Subsidiaries, (ii) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries; provided that such holdings or acquisitions by any such plan (other than any plan maintained under 401(k) of the Code) do not exceed 50% of the then outstanding Voting Securities, (iii) by any underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) pursuant to a Non-Qualifying Transaction (as defined below);

(2) the event described in clause (1) above in this definition of “Change in Control” (substituting all references to “50%” in such clause with “24.9%” but excluding Lead Investor and Major Investor), and in connection with such event, individuals who, on the date of this Agreement, constitute the Board of Directors (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board of Directors; provided, that any person becoming a director subsequent to the date of this Agreement whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board of Directors (either by a specific vote or by approval of the proxy statement of the relevant party in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director (except that no individuals who were not directors at the time any agreement or understanding with respect to any Business Combination or contested election is reached shall be treated as Incumbent Directors for the purposes of clause (3) below with respect to such Business Combination or this paragraph in the case of a contested election); provided, further, that any board representative elected or nominated to the Board of Directors pursuant to the terms of any Other Securities Purchase Agreement shall be treated at all times as an Incumbent Director;

(3) the consummation of a merger, consolidation, statutory share exchange, or similar transaction that requires adoption by the Company’s shareholders (a “Business Combination”), unless immediately following such Business Combination: (x) more than 50% of the total voting power of the corporation resulting from such Business Combination (the “Surviving Corporation”), or, if applicable, the ultimate parent corporation that directly or indirectly has Beneficial Ownership of 100% of the voting securities eligible to elect directors of the Surviving Corporation (the “Parent Corporation”), is represented by Voting Securities that were outstanding immediately before such Business Combination (or, if applicable, is represented by shares into which such Voting Securities were converted pursuant to such Business Combination), and (y) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Business Combination were Incumbent Directors at the time the Company’s Board of Directors approved the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies all of the criteria specified in (x) and (y) above will be deemed a “Non-Qualifying Transaction”);

(4) the shareholders of the Company approve a plan of liquidation or dissolution of the Company or a sale of all or substantially all of the Company’s assets; or

(5) the Company has entered into a definitive agreement, the consummation of which would result in the occurrence of any of the events described in clauses (1) through (4) of this definition above.

5.3 Compliance with Laws. Notwithstanding any other provision of this Article V, the Investor covenants that the Securities will be disposed of only pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act, or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and in compliance with any applicable state, federal or foreign securities laws. In connection with any transfer of the Purchased Shares other than (i) pursuant to an effective registration statement, (ii) to the Company or (iii) pursuant to Rule 144 promulgated under the Securities Act (provided that the transferor provides the Company with reasonable assurances (in the form of a customary seller representation letter and, if applicable a customary broker representation letter) that such securities may be sold pursuant to such rule), the Company may require the transferor thereof to provide to the Company and the Company’s transfer agent, at the transferor’s expense, an opinion of counsel selected by the transferor and reasonably acceptable to the Company and the Company’s transfer agent, the form and substance of which opinion shall be reasonably satisfactory to the Company and such transfer agent, to the effect that such transfer does not require registration of such Securities under the Securities Act. As a condition of transfer (other than pursuant to clauses (i), (ii) or (iii) of the preceding sentence), any such transferee shall agree in writing to be bound by the terms of this Agreement and, except as otherwise set forth in this Agreement, shall have the rights of the Investor under this Agreement with respect to such transferred Securities.

5.4 Legend.

(a) The Investor agrees that all certificates or other instruments representing the Securities (which, for purposes of this Section 5.4, shall include the Purchased Shares, as well as any shares of Common Stock issuable upon conversion of the Series B Preferred Stock) will bear a legend substantially to the following effect:

“THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS.”

(b) The legend set forth in Section 5.4(a) above shall be removed and the Company shall issue to the Investor a certificate without such legend or any other legend, or by electronic delivery at the applicable balance account at the Depository Trust Company (“DTC”), if (i) such Securities are registered for resale under the Securities Act (provided that, if the Investor is selling pursuant to an effective registration statement filed by the Company in accordance with Section 5.7 hereof, the Investor agrees to sell such shares only during such time that such registration statement is effective and not withdrawn or suspended, and only as permitted by such registration statement), (ii) such Securities are sold or transferred pursuant to Rule 144 (if the transferor is not an Affiliate of the Company), or (iii) such Securities are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information requirement under Rule 144(c)(1) (or Rule 144(i)(2), if applicable) as to such securities and without volume or manner-of-sale restrictions. Following the earlier of (i) the effective date of the Shelf Registration Statement (as defined in Section 5.7) (the “Effective Date”) or (ii) Rule 144 becoming available for the resale of Securities, without the requirement for the Company to be in compliance with the current public information requirement under Rule 144(c)(1) (or Rule 144(i)(2), if applicable) as to such Securities and without volume or manner-of-sale restrictions, the Company shall deliver to its transfer agent irrevocable instructions that such transfer agent shall reissue a certificate representing the applicable Securities without legend upon receipt by such transfer agent of the legended certificates for such Securities. Any fees (with respect to the transfer agent or otherwise) associated with the removal of such legend shall be borne by the Company. Following the Effective Date, or at such earlier time as a legend is no longer required for any Securities, the Company will no later than three trading days following the delivery by an Investor to the Company or its transfer agent (with notice to the Company) of a legended certificate representing such Securities (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to effect the reissuance and/or transfer) and a representation letter to the extent required by Section 5.3 (such third trading day, the “Legend Removal Date”), deliver or cause to be delivered to such Investor a certificate representing such Securities that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to the transfer agent that enlarge the restrictions on transfer set forth in this Section. Certificates for Securities subject to legend removal hereunder may be transmitted by the transfer agent to the Investor by crediting the account of the Investor’s prime broker with DTC as directed by the Investor.

(c) If the Company shall fail for any reason or for no reason to issue to the Investor unlegended certificates by the Legend Removal Date, then, in addition to all other remedies available to the Investor, if on or after the trading day immediately following such three trading day period, the Investor purchases, or a broker (a “Buy-In Broker”) purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of such sale in lieu of shares of Common Stock the Investor anticipated receiving from the Company without any restrictive legend (a “Buy-In”), then the Company shall, within three business days after the Investor’s request, honor its obligation to deliver to such Investor a certificate or certificates without restrictive legends representing such shares of Common Stock and pay cash to the Investor in an amount equal to the excess (if any) of the Investor’s or Buy-In Broker’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased over the product of (i) such number of shares of Common Stock, times (ii) the closing bid price on the Legend Removal Date.

5.5 Certain Transactions.

(a) [Form A: Prior to the Closing, notwithstanding anything in this Agreement to the contrary, the Company shall not directly or indirectly effect or cause to be effected any transaction with a third party that would reasonably be expected to result in a Change in Control unless such third party shall have provided prior assurance in writing to the Company (in a form that is reasonably satisfactory to the Company) that the terms of this Agreement shall be fully performed (i) by the Company or (ii) by such third party if it is the successor of the Company or if the Company is its direct or indirect subsidiary, and the Company agrees to promptly provide copies of such assurances to the Investor. For the avoidance of doubt, it is understood and agreed that, (i) in the event that a Change in Control occurs on or prior to the Closing, the Investor shall maintain the right under this Agreement to acquire, pursuant to the terms and conditions of this Agreement, the Securities (or such other securities or property (including cash) into which the Securities may have become exchangeable as a result of such Change in Control), as if the Closing had occurred immediately prior to such Change in Control, and (ii) nothing in this Section 5.5(a) is intended to or shall limit in any way the Investor closing conditions contained in Section 1.2(b).] [Form B: [Reserved].]

(b) In the event that, at or prior to Closing, (1) the number of shares of Common Stock or securities convertible or exchangeable into or exercisable for shares of Common Stock issued and outstanding is changed as a result of any reclassification, stock split (including reverse split), stock dividend or distribution (including any dividend or distribution of securities convertible or exchangeable into or exercisable for shares of Common Stock), merger, tender or exchange offer or other similar transaction, or (2) the Company fixes a record date that is at or prior to the applicable Closing Date for the payment of any non-stock dividend or distribution on the Common Stock, then the number of shares of Common Stock to be issued to the Investor at the Closing under this Agreement, together with the applicable implied per share price of the shares of Common Stock to be issued to Investor at the Closing under this Agreement, shall be equitably substituted with shares of other stock or securities or property (including cash), in each case, to provide Investor with substantially the same economic benefit from this Agreement as the Investor had prior to the applicable transaction. Notwithstanding anything in this Agreement to the contrary, in no event shall the Purchase Price or any component thereof, or the aggregate percentage of shares to be purchased by the Investor or any other person, be changed by the foregoing.

(c) Notwithstanding anything in the foregoing, the provisions of Section 5.5(b) shall not be triggered by the transactions contemplated by the Transaction Documents.

5.6 Indemnity.

(a) The Company agrees to indemnify and hold harmless the Investor and its Affiliates and each of their respective officers, directors, direct or indirect partners or members, employees and agents, and each person who controls the Investor within the meaning of the Exchange Act and the rules and regulations promulgated thereunder, to the fullest extent lawful, from and against any and all actions, suits, claims, proceedings, costs, losses, liabilities, damages, expenses (including attorneys’ fees and disbursements), amounts paid in settlement and other costs (collectively, “Losses”) arising out of or resulting from (1) any breach of the Company’s representations or warranties contained in this Agreement, (2) the Company’s breach of agreements or covenants made by the Company in this Agreement or (3) any legal, administrative or other proceedings instituted by any Governmental Entity, shareholder of the Company or any other person (other than the Investor and its Affiliates and the Company and the Company Subsidiaries) arising out of the transactions contemplated by this Agreement and the terms of the Securities (other than any Losses to the extent attributable to the Investor’s breach of any of the representations, warranties, agreements or covenants in this Agreement, or the acts, errors or omissions on the part of an Indemnified Party (as defined in Section 5.6(c)) other than acts or omissions contemplated by this Agreement).

(b) For purposes of the indemnity contained in Section 5.6(a)(1), all qualifications and limitations set forth in the Company’s representations and warranties as to “materiality,” “Material Adverse Effect” and words of similar import shall be disregarded in determining whether there shall have been any breach of any representations and warranties in this Agreement; provided, however, that the foregoing shall not apply to the fourth sentence of Section 2.2(g)(1), the first and second sentence of Section 2.2(g)(2), the second sentence of Section 2.2(h), Section 2.2(j), clauses (1) through (11) of Section 2.2(k), Section 2.2(m)(2), Section 2.2(n)(7), Section 2.2(p)(1) and Section 2.2(aa).

(c) A person entitled to indemnification hereunder (each, an “Indemnified Party”) shall give written notice to the party indemnifying it (the “Indemnifying Party”) of any claim with respect to which it seeks indemnification promptly after the discovery by such Indemnified Party of any matters giving rise to a claim for indemnification; provided that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 5.6 unless and to the extent that the Indemnifying Party shall have been actually prejudiced by the failure of such Indemnified Party to so notify such party. Such notice shall describe in reasonable detail such claim to the extent known by the Indemnified Party. In case any such action, suit, claim or proceeding is brought against an Indemnified Party, the Indemnified Party shall be entitled to hire, at the cost and expense of the Indemnifying Party counsel and conduct the defense thereof; provided, however, that the Indemnifying Party shall only be liable for the legal fees and expenses of one law firm for all Indemnified Parties, taken together with regard to any single action or group of related actions, upon agreement by the Indemnified Parties and the Indemnifying Parties. If the Indemnifying Party assumes the defense of any claim, all Indemnified Parties shall thereafter deliver to the Indemnifying Party copies of all notices and documents (including court papers) received by the Indemnified Party relating to the claim, and any Indemnified Party shall cooperate in the defense or prosecution of such claim. Such cooperation shall include the retention and (upon the Indemnifying Party’s request) the provision to the Indemnifying Party of records and information that are reasonably relevant to such claim, and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. The Indemnifying Party shall not be liable for any settlement of any action, suit, claim or proceeding effected without its written consent; provided, however, that the Indemnifying Party shall not unreasonably withhold, delay or condition its consent. The Indemnifying Party further agrees that it will not, without the Indemnified Party’s prior written consent, settle or compromise any claim or consent to entry of any judgment in respect thereof in any pending or threatened action, suit, claim or proceeding in respect of which indemnification has been sought hereunder unless such settlement or compromise (A) includes an unconditional release of such Indemnified Party from all liability arising out of such action, suit, claim or proceeding, (B) provides solely for the payment of money damages and not any injunctive or equitable relief or criminal penalties and (C) does not create any financial or other obligation on the part of an Indemnified Party which would not be indemnified in full by the Indemnifying Party.

(d) The Company shall not be required to indemnify the Indemnified Parties pursuant to Section 5.6(a)(1), (i) with respect to any claim for indemnification if the amount of Losses with respect to such claim are less than $25,000 (any claim involving Losses less than such amount being referred to as a “De Minimis Claim”) and (ii) unless and until the aggregate amount of all Losses incurred with respect to all claims (including De Minimis Claims) pursuant to Section 5.6(a)(1) exceed 1% of the Purchase Price (the “Threshold Amount”), in which event the Company shall be responsible for the total amount of such Losses incurred without regard to the Threshold Amount.

(e) The indemnity provided for in this Section 5.6 shall be the sole and exclusive monetary remedy of Indemnified Parties after the Closing for any breach of any of the representations, warranties, covenants or agreements contained in this Agreement; provided that nothing herein shall limit in any way any such parties’ remedies in respect of fraud, intentional misrepresentation or omission or intentional misconduct by the other party in connection with the transactions contemplated hereby. No party to this Agreement (or any of its Affiliates) shall, in any event, be liable or otherwise responsible to any other party (or any of its Affiliates) for any consequential or punitive damages of such other party (or any of its Affiliates) arising out of or relating to this Agreement or the performance or breach hereof. The indemnification rights contained in this Section 5.6 are not limited or deemed waived by any investigation or knowledge by the Indemnified Party prior to or after the date hereof.

(f) Any indemnification payments pursuant to this Section 5.6 shall be treated as an adjustment to the Purchase Price for the Purchased Shares for U.S. federal income and applicable state and local Tax purposes, unless a different treatment is required by applicable law.

(g) No investigation by the Investor, whether prior to or after the date of this Agreement, shall limit any Indemnified Party’s exercise of any right hereunder or be deemed to be a waiver of any such right.

5.7 Registration Rights.

(a) Registration.

(1) (A) Subject to the terms and conditions of this Agreement, the Company covenants and agrees that as promptly as practicable after the date of this Agreement (and in any event no later than the applicable Registration Deadline (as defined in Section 5.7(k)(6)), the Company shall have prepared and filed with the SEC one or more Shelf Registration Statements (as defined in Section 5.7(a)(2)) covering the resale of all Registrable Securities (or, if permitted by the rules of the SEC, otherwise designate an existing Shelf Registration Statement filed with the SEC to cover the Registrable Securities), and, to the extent a Shelf

Registration Statement has not theretofore been declared effective, the Company shall use commercially reasonable efforts to cause the Shelf Registration Statement to be declared or become effective not later than the Effectiveness Deadline (as defined in Section 5.7(k)(1)) and to keep such Shelf Registration Statement continuously effective and in compliance with the Securities Act and usable for resale of the Registrable Securities for a period from the date of its initial effectiveness until such time as there are no Registrable Securities remaining (including by re-filing such Shelf Registration Statement (or a new Shelf Registration Statement) if the initial Shelf Registration Statement expires) (the “Effectiveness Period”).

(B) Notwithstanding the registration obligations set forth in Section 5.7(a)(1)(A), in the event that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly (i) inform each of the Holders (as defined in Section 5.7(k)(2)) thereof and use its commercially reasonable efforts to file amendments to the initial Shelf Registration Statement as required by the SEC and/or (ii) withdraw the initial Shelf Registration Statement and file a new Shelf Registration Statement, in either case covering the maximum number of Registrable Securities permitted to be registered by the SEC, on such form available to the Company to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment or new Shelf Registration Statement, the Company shall be obligated to use its commercially reasonable efforts to advocate with the SEC for the registration of all of the Registrable Securities in accordance with SEC Guidance (as defined in Section 5.7(k)(10)), including Compliance and Disclosure Interpretation 612.09.

(C) Notwithstanding any other provision of this Agreement and subject to the payment of Liquidated Damages (as defined in Section 5.7(m)) pursuant to Section 5.7(m), if any SEC Guidance sets forth a limitation of the number of Registrable Securities or other securities permitted to be registered on a particular Shelf Registration Statement as a secondary offering (and notwithstanding that the Company used commercially reasonable efforts to advocate with the SEC for the registration of all or a greater number of Registrable Securities), the number of Registrable Securities or securities to be registered on such Shelf Registration Statement will be reduced as follows: first, the Company shall reduce or eliminate the securities to be included by any person other than a Holder; second, the Company shall reduce or eliminate any securities to be included by any Affiliate (which shall not include Investor or its Affiliates) of the Company; and third, the Company shall reduce the number of Registrable Securities to be included by all Holders on a pro rata basis based on the total number of unregistered Registrable Securities held by such Holders, subject to a determination by the SEC that certain Holders must be reduced before other Holders based on the number of Registrable Securities held by such Holders. In the event the Company amends the initial Shelf Registration Statement or files a new Shelf Registration Statement, as the case may be, under clauses (i) or (ii) above, the Company will use its commercially reasonable efforts to file with the SEC, as promptly as allowed by the SEC or SEC Guidance provided to the Company or to registrants of securities in general, one or more registration statements on such form available to the Company to register for resale those Registrable Securities that were not registered for resale on the initial Shelf Registration Statement, as amended, or the new Shelf Registration Statement. No Holder shall be named as an “underwriter” in any Registration Statement without such Holder’s prior written consent.

(2) Any registration pursuant to this Section 5.7(a) shall be effected by means of a shelf registration under the Securities Act on Form S-1 (or, if the Company is then eligible, on Form S-3) (a “Shelf Registration Statement”) in accordance with the methods and distribution set forth in the Shelf Registration Statement and Rule 415. If the Investor or any other Holder of Registrable Securities to whom the registration rights conferred by this Agreement have been transferred in compliance with this Agreement intends to distribute any Registrable Securities by means of an underwritten offering it shall promptly so advise the Company and the Company shall take all reasonable steps to facilitate such distribution, including the actions required pursuant to Section 5.7(c); provided, that the Company shall not be required to facilitate an underwritten offering of Registrable Securities unless the expected gross proceeds from such offering exceed $1,000,000. The lead underwriters in any such distribution shall be selected by the holders of a majority of the Registrable Securities to be distributed and be reasonably acceptable to the Company.

(3) The Company shall not be required to effect a registration (including a resale of Registrable Securities from an effective Shelf Registration Statement) or an underwritten offering pursuant to this Section 5.7(a): (i) with respect to securities that are not Registrable Securities; or (ii) if the Company has notified the Investor and all other Holders that in the good faith judgment of the Board of Directors, it would be materially detrimental to the Company or its security holders for such registration or underwritten offering to be effected at such time, in which event the Company shall have the right to defer such registration or underwritten offering for a period of not more than 45 days after receipt of the request of the Investor or any other Holder; provided that such right to delay a registration or underwritten offering shall be exercised by the Company (A) only if the Company has generally exercised (or is concurrently exercising) similar black-out rights against all holders of similar securities that have registration rights, (B) not more than once in any 12-month period and (C) so long as the total number of days of any delays hereunder and the total number of days of any suspension under Section 5.7(d) do not exceed, in the aggregate, 60 days in any 12-month period.

(4) After the Closing Date, whenever the Company proposes to register any of its equity securities, other than a registration pursuant to Section 5.7(a)(1), a Special Registration or securities registered pursuant to Section 5.17 hereof, and the registration form to be filed may be used for the registration or qualification for distribution of Registrable Securities, the Company will give prompt written notice to the Investor and all other Holders of its intention to effect such a registration (but in no event less than 15 days prior to the anticipated filing date) and (subject to clause (6) below) will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within ten business days after the date of the Company’s notice (a “Piggyback Registration”). Any such person that has made such a written request may withdraw its Registrable Securities from such Piggyback Registration by giving written notice to the Company and the managing underwriter, if any, on or before the fifth day prior to the planned effective date of such Piggyback Registration. The Company may terminate or withdraw any registration under this Section 5.7(a)(4) prior to the effectiveness of such registration, whether or not the Investor or any other Holders have elected to include Registrable Securities in such registration. “Special Registration” means the registration of (i) equity securities and/or options or other rights in respect thereof solely registered on Form S-4 or Form S-8 (or successor form) or (ii) shares of equity securities and/or options or other rights in respect thereof to be offered to directors, members of management, employees, consultants, customers, lenders or vendors of the Company or Company Subsidiaries or in connection with dividend reinvestment plans.

(5) If the registration referred to in Section 5.7(a)(4) is proposed to be underwritten, the Company will so advise the Investor and all other Holders as a part of the written notice given pursuant to Section 5.7(a)(4). In such event, the right of the Investor and all other Holders to registration pursuant to this Section 5.7(a) will be conditioned upon such persons’ participation in such underwriting and the inclusion of such persons’ Registrable Securities in the underwriting, and each such person will (together with the Company and the other persons distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. If any participating person disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Investor.

(6) Except for certain registration rights granted to the U.S. Treasury in connection with the Treasury’s investment in the Company under the CPP, the Company represents and warrants that it has not granted to any holder of its securities and agrees that it shall not grant “piggyback” registration rights to one or more third parties to include their securities in the Shelf Registration Statement or in an underwritten offering under the Shelf Registration Statement pursuant to Section 5.7(a)(2). If a Piggyback Registration under Section 5.9(a)(4) relates to an underwritten primary offering on behalf of the Company, and in either case the managing underwriters advise the Company that in their reasonable opinion the number of securities requested to be included in such offering exceeds the number which can be sold without adversely affecting the marketability of such offering (including an adverse effect on the per share offering price), the Company will include in such registration or prospectus only such number of securities that in the reasonable opinion of such underwriters can be sold without adversely affecting the marketability of the offering (including an adverse effect on the per share offering price), which securities will be so included in the following order of priority: (i) first, in the case of a Piggyback Registration under Section 5.7(a)(4), the securities the Company proposes to sell, (ii) second, Registrable Securities of the Investor and all other Holders who have requested registration of Registrable Securities pursuant to Section 5.7(a)(2) or 5.7(a)(4), as applicable, pro rata on the basis of the aggregate number of such securities or shares owned by each such person and (iii) third, any other securities of the Company that have been requested to be so included, subject to the terms of this Agreement.

(7) In the event that Form S-3 is not available for the registration of the resale of Registrable Securities under Section 5.7(a)(1), the Company shall (i) register the resale of the Registrable Securities on another appropriate form, including Form S-1 and (ii) undertake to register the Registrable Securities on Form S-3 promptly after such form is available, provided that the Company shall maintain the effectiveness of the Shelf Registration Statement then in effect until such time as a Shelf Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.

(b) Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance hereunder shall be borne by the Company. Without limiting the foregoing, the Company shall bear its internal expenses (including all salaries and expenses of their officers and employees performing legal, accounting or other duties) and expenses of any person, including special experts, retained by the Company. The Company shall also reimburse the Investor for the reasonable fees and disbursements of Holders’ Counsel in an amount not to exceed $27,500 per registration. All Selling Expenses incurred in connection with any registrations hereunder shall be borne by the holders of the securities so registered pro rata on the basis of the aggregate offering or sale price of the securities so registered.

(c) Obligations of the Company. The Company shall use its commercially reasonable efforts, for so long as there are Registrable Securities outstanding, to take such actions as are under its control to remain a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) if it becomes eligible for such status in the future (and not become an ineligible issuer (as defined in Rule 405 under the Securities Act)). In addition, whenever required to effect the registration of any Registrable Securities or facilitate the distribution of Registrable Securities pursuant to an effective Shelf Registration Statement, the Company shall, as expeditiously as reasonably practicable:

(1) By 9:30 a.m., New York City time on the first business day after the Effective Date of a Shelf Registration Statement, file a final prospectus with the SEC as required by Rule 424(b) under the Securities Act.

(2) Provide to each Holder a copy of any disclosure regarding the plan of distribution or the selling Holder, in each case, with respect to such Holder, at least three (3) business days in advance of any filing with the SEC of any Shelf Registration Statement or any amendment or supplement thereto that amends such information.

(3) Prepare and file with the SEC a prospectus supplement with respect to a proposed offering of Registrable Securities pursuant to an effective Shelf Registration Statement, subject to this Section 5.7(c), and keep such Shelf Registration Statement effective or such prospectus supplement current until the securities described therein are no longer Registrable Securities.

(4) Prepare and file with the SEC such amendments and supplements to the applicable Shelf Registration Statement and the prospectus or prospectus supplement used in connection with such Shelf Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Shelf Registration Statement.

(5) Furnish to the Holders and any underwriters such number of copies of the applicable Shelf Registration Statement and each such amendment and supplement thereto (including in each case all exhibits) and of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned or to be distributed by them.

(6) Use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders or any managing underwriter(s), to keep such registration or qualification in effect for so long as such registration statement remains in effect, and to take any other action which may be reasonably necessary to enable such Holder to consummate the disposition in such jurisdictions of the securities owned by such Holder; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

(7) Notify each Holder of Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the applicable prospectus, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (which notice shall not contain any material non-public information).

(8) Within one business day after such event, give written notice to the Holders (which notice shall not contain any material non-public information):

(i) when any Shelf Registration Statement filed pursuant to Section 5.7(a) or any amendment thereto has been filed with the SEC (except for any amendment effected by the filing of a document with the SEC pursuant to the Exchange Act) and when such Shelf Registration Statement or any post-effective amendment thereto has become effective;

(ii) of any request by the SEC for amendments or supplements to any Shelf Registration Statement or the prospectus included therein or for additional information;

(iii) of the issuance by the SEC of any stop order suspending the effectiveness of any Shelf Registration Statement or the initiation of any proceedings for that purpose;

(iv) of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the Common Stock for sale in any jurisdiction or the initiation or, to the knowledge of the Company, threatening of any proceeding for such purpose;

(v) of the happening of any event that requires the Company to make changes in any effective Shelf Registration Statement or the prospectus related to such Shelf Registration Statement in order to make the statements therein not misleading (which notice shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made); and

(vi) if at any time the representations and warranties of the Company contained in any underwriting agreement contemplated by Section 5.7(c)(12) cease to be true and correct.

(9) Use its commercially reasonable efforts to prevent the issuance or obtain the withdrawal of any order suspending the effectiveness of any Shelf Registration Statement referred to in Section 5.7(c)(8)(iii) at the earliest practicable time.

(10) Upon the occurrence of any event contemplated by Section 5.7(c)(7) or 5.7(c)(8)(v), promptly prepare a post-effective amendment to such Shelf Registration Statement or a supplement to the related prospectus or file any other required document so that, as thereafter delivered to the Holders and any underwriters, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(11) Use commercially reasonable efforts to procure the cooperation of the Company’s transfer agent in settling any offering or sale of Registrable Securities, including with respect to the transfer of physical stock certificates into book-entry form in accordance with any procedures reasonably requested by the Holders or any managing underwriter(s).

(12) If an underwritten offering is requested pursuant to Section 5.7(a)(2), enter into an underwriting agreement in customary form, scope and substance and take all such other actions reasonably requested by the Holders of a majority of the Registrable Securities being sold in connection therewith or by the managing underwriter(s), if any, to expedite or facilitate the underwritten disposition of such Registrable Securities (including making members of management and executives of the Company available to participate in “road shows,” similar sales events and other marketing activities), and in connection therewith in any underwritten offering (i) make such representations and warranties to the Holders that are selling shareholders and the managing underwriter(s), if any, with respect to the business of the Company and its subsidiaries, and the Shelf Registration Statement, prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in customary form, substance and scope, and, if true, confirm the same if and when requested, (ii) furnish the underwriters with opinions of counsel to the Company, addressed to the managing underwriter(s), if any, covering the matters customarily covered in such opinions requested in underwritten offerings, (iii) obtain “comfort” letters from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any business acquired by the Company for which financial statements and financial data are included in the Shelf Registration Statement) who have certified the financial statements included in such Shelf Registration Statement, addressed to each of the managing underwriter(s), if any, such letters to be in customary form and covering matters of the type customarily covered in “comfort” letters, (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures customary in underwritten offerings, and (v) deliver such documents and certificates as may be reasonably requested by the Holders of a majority of the Registrable Securities being sold in connection therewith, their counsel and the managing underwriter(s), if any, to evidence the continued validity of the representations and warranties made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

(13) Make available for inspection by a representative of Holders that are selling shareholders, the managing underwriter(s), if any, and any attorneys or accountants retained by such Holders or managing underwriter(s), at the offices where normally kept, during reasonable business hours, financial and other records, pertinent corporate documents and properties of the Company, and cause the officers, directors and employees of the Company to supply all information in each case reasonably requested (and of the type customarily provided in connection with due diligence conducted in connection with a registered public offering of securities) by any such representative, managing underwriter(s), attorney or accountant in connection with such Shelf Registration Statement.

(14) With respect to Registrable Securities that are shares of Common Stock, cause all such Registrable Securities to be listed on each securities exchange on which the Company’s Common Stock is then listed.

(15) If requested by Holders of a majority of the Registrable Securities being registered and/or sold in connection therewith, or the managing underwriter(s), if any, promptly include in a prospectus supplement or amendment such information as the Holders of a majority of the Registrable Securities being registered and/or sold in connection therewith or managing underwriter(s), if any, may reasonably request in order to permit the intended method of distribution of such securities and make all required filings of such prospectus supplement or such amendment as soon as practicable after the Company has received such request.

(16) Timely provide to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

(d) Suspension of Sales. Upon receipt of written notice from the Company that a Shelf Registration Statement, prospectus or prospectus supplement contains or may contain an untrue statement of a material fact or omits or may omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or that circumstances exist that make inadvisable use of such Shelf Registration Statement, prospectus or prospectus supplement, each Holder of Registrable Securities shall forthwith discontinue disposition of Registrable Securities until such Holder has received copies of a supplemented or amended prospectus or prospectus supplement, or until such Holder is advised in writing by the Company that the use of the prospectus and, if applicable, prospectus supplement may be resumed, and, if so directed by the Company, such Holder shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holder’s possession, of the prospectus and, if applicable, prospectus supplement covering such Registrable Securities current at the time of receipt of such notice. The total number of days of any delays under Section 5.7(a)(3) and the total number of days of any suspensions under this Section 5.7(d) shall not exceed, in the aggregate, 60 days in any 12-month period (an “Allowable Suspension Period”).

(e) Termination of Registration Rights. A Holder’s registration rights as to any securities held by such Holder shall not be available unless such securities are Registrable Securities.

(f) Free Writing Prospectuses; Furnishing Information.

(1) The Investor shall not use any “free writing prospectus” (as defined in Rule 405) in connection with the sale of Registrable Securities without the prior written consent of the Company.

(2) It shall be a condition precedent to the obligations of the Company with respect to the Investor and/or the selling Holders to take any action pursuant to Sections 5.7(a) or 5.7(c) that the Investor and/or the selling Holders and the underwriters, if any, shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to effect the registered offering of their Registrable Securities.

(g) Indemnification.

(1) The Company agrees to indemnify each Holder and, if a Holder is a person other than an individual, such Holder’s officers, directors, employees, agents, representatives and Affiliates, and each person, if any, that controls a Holder within the meaning of the Securities Act (each, a “Holder Indemnitee”), against any and all Losses, joint or several, arising out of or based upon any untrue statement or alleged untrue statement of, material fact contained in any Shelf Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto or any documents incorporated therein by reference or contained in any “free writing prospectus” (as such term is defined in Rule 405) prepared by the Company or authorized by it in writing for use by such Holder (or any amendment or supplement thereto); or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements in any Shelf Registration Statement or any amendments thereto not misleading or the statements in any preliminary prospectus or final prospectus contained therein or any supplements thereto, in light of the circumstances under which they were made, not misleading; provided, that the Company shall not be liable to such Holder Indemnitee in any such case to the extent that any such Loss arises out of or is based upon (i) an untrue statement or omission of material fact made in such Shelf Registration Statement, including any such preliminary prospectus or final prospectus contained therein or any such amendments or supplements thereto or contained in any “free writing prospectus” (as such term is defined in Rule 405) prepared by the Company or authorized by it in writing for use by such Holder Indemnitee (or any amendment or supplement thereto), in reliance upon and in conformity with information regarding such Holder Indemnitee or its plan of distribution or ownership interests which was furnished in writing to the Company by such Holder Indemnitee expressly for use in connection with such Shelf Registration Statement, including any such preliminary prospectus or final prospectus contained therein or any such amendments or supplements thereto, or (ii) offers or sales effected by or on behalf such Holder Indemnitee “by means of” (as defined in Rule 159A) a “free writing prospectus” (as defined in Rule 405) that was not authorized in writing by the Company.

(2) In connection with any registration statement in which the Investor (or a Holder who assumes the obligations of the Investor in accordance with Section 5.7(h) is participating, the Investor (or such Holder) agrees to indemnify the Company and its officers, directors, employees, agents, representatives and Affiliates (each, a “Company Indemnitee”), against any and all Losses, joint or several, arising out of or based upon (i) an untrue statement or omission of a material fact made in any Shelf Registration Statement, including any such preliminary prospectus or final prospectus contained therein or any such amendments or supplements thereto or contained in any free writing prospectus (as such term is defined in Rule 405) prepared by the Company or authorized by it in writing for use by the Investor or such Holder (or any amendment or supplement thereto), in reliance upon and in conformity with information regarding the Investor or such Holder or its plan of distribution or ownership interests which was furnished in writing to the Company by the Investor or such Holder expressly for use in connection with such Shelf Registration Statement, including any such preliminary prospectus or final prospectus contained therein or any such amendments or supplements thereto, or (ii) offers or sales effected by or on behalf of the Investor or such Holder “by means of” (as defined in Rule 159A) a “free writing prospectus” (as defined in Rule 405) that was not authorized in writing by the Company; provided that the obligation to indemnify shall be individual, not joint and several, for the Investor and each such Holder and shall be limited to the net amount of proceeds received by the Investor or such Holder from the sale of Registrable Securities pursuant to such Shelf Registration Statement.

(3) If the indemnification provided for in Section 5.7(g)(1) or 5.7(g)(2) is unavailable to a Holder Indemnitee or Company Indemnitee (each, an “Indemnitee”), respectively, with respect to any Losses or is insufficient to hold the Indemnitee harmless as contemplated therein, then the indemnifying party, in lieu of indemnifying such Indemnitee, shall contribute to the amount paid or payable by such Indemnitee as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the Indemnitee, on the one hand, and the indemnifying party, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. The relative fault of the indemnifying party, on the one hand, and of the Indemnitee, on the other hand, shall be determined by reference to, among other factors, whether the untrue statement of a material fact or omission to state a material fact relates to information supplied by the indemnifying party or by the Indemnitee and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; the Company and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 5.7(g)(3) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 5.7(g)(1) and 5.7(g)(2). Notwithstanding the provisions of this Section 5.7(g), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Holder from the sale of Registrable Securities exceeds the amount of any damages that such Holder has otherwise been required to pay to a Company Indemnitee by reason of such omission or alleged omission or untrue or allegedly untrue statement. No Indemnitee guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from the indemnifying party if the indemnifying party was not guilty of such fraudulent misrepresentation.

(4) The indemnity and contribution agreements contained in this Section 5.7(g) are in addition to any liability that the Company may have to the Indemnitees and are not in diminution or limitation of the indemnification provisions under Section 5.6 of this Agreement.

(h) Assignment of Registration Rights. The rights of the Investor to registration of Registrable Securities pursuant to Section 5.7(a) may be assigned by the Investor to a transferee or assignee of Registrable Securities to which (i) there is transferred to such transferee no less than the lesser of (A) $1.0 million in Registrable Securities and (B) all Registrable Securities held by the Investor, and (ii) such transfer or assignment is permitted under the terms hereof, including Section 6.8; provided, however, that the transferee shall have agreed in writing for the benefit of the Company to be bound by all of the obligations of the Investor under Section 5.7 of this Agreement with respect to the transferred or assigned Registrable Securities, and provided further, that the transferor shall, within ten days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the number and type of Registrable Securities that are being transferred or assigned.

(i) Holdback. With respect to any underwritten offering of Registrable Securities by the Investor or other Holders pursuant to Section 5.7, the Company agrees not to effect (other than in connection with the Rights Offering, pursuant to such registration or pursuant to a Special Registration) any public sale or distribution, or to file any Shelf Registration Statement (other than such registration or a Special Registration) covering any of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the period not to exceed ten days prior and 60 days following the effective date of such offering or such longer period up to 90 days as may be requested by the managing underwriter. The Company also agrees to cause each of its directors and senior executive officers to execute and deliver customary lockup agreements in such form and for such time period up to 90 days as may be requested by the managing underwriter.

(j) Rule 144; Rule 144A Reporting. With a view to making available to the Investor and Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its commercially reasonable best efforts to:

(1) make and keep adequate and current public information available, as those terms are understood and defined in Rule 144(c)(1) or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of this Agreement;

(2) file with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act, and if at any time the Company is not required to file such reports, make available, upon the request of any Holder, such information necessary to permit sales pursuant to Rule 144A (including the information required by Rule 144A(d)(4) and the Securities Act);

(3) so long as the Investor or a Holder owns any Registrable Securities, furnish to the Investor or such Holder forthwith upon request: a written statement by the Company as to its compliance with the reporting requirements of Rule 144 under the Securities Act and of the Exchange Act; a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as the Investor or Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration; and

(4) take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act.

(k) As used in this Section 5.7, the following terms shall have the following respective meanings:

(1) “Effectiveness Deadline” means, with respect to the Shelf Registration Statement required to be filed pursuant to Section 5.7(a), the earlier of (i) the 75th calendar day following the Closing Date and (ii) the 5th business day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that such Shelf Registration Statement will not be “reviewed” or will not be subject to further review; provided, in any case that if the Effectiveness Deadline falls on a Saturday, Sunday or other day that the SEC is closed for business, the Effectiveness Deadline shall be extended to the next business day on which the SEC is open for business.

(2) “Holder” means the Investor and any other holder of Registrable Securities to whom the registration rights conferred by this Agreement have been transferred in compliance with Section 5.7(h) hereof.

(3) “Holders’ Counsel” means one counsel for the selling Holders chosen by Holders holding a majority interest in the Registrable Securities being registered.

(4) “Register,” “registered,” and “registration” shall refer to a registration effected by preparing and (a) filing a Shelf Registration Statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of effectiveness of such Shelf Registration Statement or (b) filing a prospectus and/or prospectus supplement in respect of an appropriate effective Shelf Registration Statement pursuant to Rule 415 under the Securities Act.

(5) “Registrable Securities” means (A) all Securities acquired by the Investor hereunder and (B) any equity securities issued or issuable directly or indirectly with respect to the securities referred to in the foregoing clause (A) by way of conversion, exercise or exchange thereof or stock dividend or stock split or in connection with a combination of shares, recapitalization, reclassification, merger, amalgamation, arrangement, consolidation or other reorganization, provided that, once issued, such securities will not be Registrable Securities when (i) they are sold pursuant to an effective Shelf Registration Statement under the Securities Act, (ii) they shall have ceased to be outstanding; (iii) with respect to any transferee of the Registrable Securities who is not an Affiliate of the Investor or a Holder, they shall be freely transferrable pursuant to Rule 144 under the Securities Act in the hand of such transferee without any volume, holding period or other limitations; (including no requirement for the Company to be in compliance with the current public information requirements under Rule 144(c)(1) (or Rule 144(i)(2), if applicable) or (iv) they have been sold in a private transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of the securities. No Registrable Securities may be registered under more than one Shelf Registration Statement at one time.

(6) “Registration Deadline” means, with respect to the Shelf Registration Statement required to be filed pursuant to Section 5.7(a), 15 days after the Closing Date.

(7) “Registration Expenses” means all expenses incurred by the Company in effecting any registration pursuant to this Agreement (whether or not any registration or prospectus becomes effective or final) or otherwise complying with its obligations under this Section 5.7, including all registration, filing and listing fees (including filings made with the Financial Industry Regulatory Authority), printing expenses (including printing of prospectuses and certificates for the Registrable Securities), the Company’s expenses for messenger and delivery services and telephone, fees and disbursements of counsel for the Company, blue sky fees and expenses, expenses incurred by the Company in connection with any “road show,” and expenses of the Company’s independent accountants in connection with any regular or special reviews or audits incident to or required by any such registration, but shall not include the compensation of regular employees of the Company, which shall be paid in any event by the Company, or Selling Expenses (other than those borne by a party other than the Company pursuant to this Agreement). (8) “Rule 144,” “Rule 144A,” “Rule 158,” “Rule 159A,” “Rule 405” and “Rule 415” mean, in each case, such rule promulgated under the Securities Act (or any successor provision), as the same shall be amended from time to time.

(9) “SEC Guidance” means (i) any publicly-available written or oral guidance, comments, requirements or requests of the SEC staff and (ii) the Securities Act.

(10) “Selling Expenses” means all discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of counsel for any Holder (other than the fees and disbursements of Holders’ Counsel included in Registration Expenses), other than up to $27,500 of fees and disbursements of Holders’ Counsel, which shall be reimbursed by the Company pursuant to Section 5.7(b).

(l) At any time, any holder of Securities (including any Holder) may elect to forfeit its rights, in whole or in part, set forth in this Section 5.7 from that date forward; provided, that no such forfeiture shall terminate a Holder’s rights or obligations under Section 5.7 with respect to any prior registration or Pending Underwritten Offering. “Pending Underwritten Offering” means, with respect to any Holder forfeiting its rights pursuant to this Section 5.7(l), any underwritten offering of Registrable Securities in which such Holder has advised the Company of its intent to register its Registrable Securities pursuant to Section 5.7(a)(2) or Section 5.7(a)(4) prior to the date of such Holder’s forfeiture.

(m) If: (1) a Shelf Registration Statement is not filed with the SEC on or prior to its applicable Registration Deadline, or (2) a Shelf Registration Statement or any new Shelf Registration Statement required under Section 5.7(a)(1) is not declared effective by the SEC (or otherwise does not become effective) for any reason on or prior to its applicable Effectiveness Deadline, (3) after its Effective Date, (A) such Shelf Registration Statement ceases for any reason (including by reason of a stop order, or the Company’s failure to update the Shelf Registration Statement), to remain continuously effective as to all Registrable Securities for which it is required to be effective or (B) the Holders are not permitted to utilize the Prospectus therein to resell such Registrable Securities (in each case of (A) and (B), other than during an Allowable Suspension Period), (4) a suspension period exceeds the length of an Allowable Suspension Period, or (5) after the date six months following the Closing Date, and only in the event a Shelf Registration Statement is not effective or available to sell all Registrable Securities, the Company fails to file with the SEC any required reports under Section 13 or 15(d) of the Exchange Act such that it is not in compliance with Rule 144(c)(1) (or Rule 144(i)(2), if applicable), as a result of which the Holders who are not affiliates are unable to sell Registrable Securities without restriction under Rule 144 (any such failure or breach in clauses (1) through (5) above being referred to as an “Event”, and, for purposes of clauses (1), (2), (3) or (5) the date on which such Event occurs, or for purposes of clause (4) the date on which such Allowable Suspension Period is exceeded, being referred to as an

“Event Date” for purposes of this Section 5.7(m)), then in addition to any other rights the Investor or any other Holder may have hereunder or under applicable law, on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to the Investor and each other Holder an amount in cash, as partial liquidated damages and not as a penalty (“Liquidated Damages”), equal to 1.0% of the purchase price paid (in cash or by conversion) for any Registrable Securities held by the Investor or such other Holder on the Event Date. The parties hereto agree that notwithstanding anything to the contrary in this Agreement, no Liquidated Damages shall be payable to the Investor if as of the relevant Event Date (i) the Registrable Securities may be sold by the Investor without volume or manner of sale restrictions under Rule 144 under the Securities Act and (ii) the Company is in compliance with the current public information requirements under Rule 144(c)(1) (or Rule 144(i)(2), if applicable), as reasonably determined by counsel to the Company. The Liquidated Damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of an Event, except in the case of the first Event Date. With respect to a Holder, the Effectiveness Deadline for a Shelf Registration Statement shall be extended without default or Liquidated Damages hereunder in the event that the Company’s failure to obtain the effectiveness of the Shelf Registration Statement on a timely basis results from the failure of such Holder to timely provide the Company with information requested by the Company and necessary to complete the Shelf Registration Statement in accordance with the requirements of the Securities Act (in which case the Effectiveness Deadline would be extended with respect to Registrable Securities held by such Holder only).

5.8 Anti-Takeover Matters. If any Takeover Law may become, or may purport to be, applicable to the transactions contemplated or permitted by this Agreement, the Company and the Board of Directors shall grant such approvals and take such actions as are necessary so that the transactions contemplated or permitted by this Agreement and the other Transaction Documents may be consummated, as promptly as practicable, on the terms contemplated by this Agreement and the other Transaction Documents, as the case may be, and otherwise act to eliminate or minimize the effects of any Takeover Law on any of the transactions contemplated or permitted by this Agreement and the other Transaction Documents.

5.9 Additional Regulatory Matters.

(a) Each of the Company and the Investor agrees to cooperate and use its reasonable best efforts to ensure that neither the Investor nor any of the Investor’s Affiliates will become, or control, a “bank holding company” within the meaning of the BHC Act and the Change of Bank Control Act of 1978, as amended (the “CBCA”).

(b) Notwithstanding anything to the contrary in this Agreement, neither the Company nor any Company Subsidiary shall take any action (including (i) any redemption, repurchase, or recapitalization of Common Stock or Series B Preferred Stock, or securities or rights, options or warrants to purchase Common Stock or Series B Preferred Stock, or securities of any type whatsoever that are, or may become, convertible into or exchangeable into or exercisable for Common Stock or Series B Preferred Stock in each case, where the Investor is not given the right to participate in such redemption, repurchase or recapitalization to the extent of the Investor’s pro rata proportion, and (ii) prior to the conversion of the Series B Preferred Stock, any action that would cause an adjustment to the conversion prices of the Series B Preferred Stock pursuant to the terms of the Preferred Stock Articles of Amendment), that would reasonably be expected to pose a substantial risk that (1) the Investor’s equity of the Company (together with equity of the Company owned by the Investor’s Affiliates (as such term is used under the BHC Act)) would exceed 33.3% of the Company’s total equity or (2) the Investor’s ownership of any class of Voting Securities of the Company (together with the ownership by Investor’s Affiliates (as such term is used under the BHC Act) of Voting Securities of the Company) would exceed 9.9% of such class, in each case without the prior written consent of Investor or such person, or to increase to an amount that would constitute “control” under the BHC Act, the CBCA or any rules or regulations promulgated thereunder (or any successor provisions) or otherwise cause Investor to “control” the Company under and for purposes of the BHC Act, the CBCA or any rules or regulations promulgated thereunder (or any successor provisions). In the event either the Company or the Investor breaches its obligations under this Section 5.9(b) or believes that it is reasonably likely to breach such an obligation, it shall promptly notify the other parties hereto and shall cooperate in good faith with such parties to modify ownership or make other arrangements or take any other action, in each case, as is necessary to cure or avoid such breach.

(c) Notwithstanding anything in this Agreement, in no event will the Investor or any of its Affiliates be obligated to:

(1) Without limiting clause (2) below, (A) propose or accept any divestiture of any of the Investor’s or any of its Affiliates’ assets, or (B) accept any operational restriction on the Investor’s or any of its Affiliates’ business, or agree to take any action that limits the Investor’s or its Affiliates’ commercial practices in any way (except as they relate to the Company and the Company Subsidiaries) including by requiring the modification of governance, fee or carried interest arrangements with respect to, or otherwise by imposing any capital or other requirements on, the Investor or any of its Affiliates, (C) agree to provide capital to, or otherwise maintain or contribute, directly or indirectly, to the capital of, the Company or any Company Subsidiary (including the Bank) other than the payment of the Purchase Price pursuant to this Agreement, or (D) register as a bank holding company, in each case in order to obtain any consent, acceptance or approval of any Governmental Entity to consummate the transactions contemplated by this Agreement and the other Transaction Documents; or

(2) Propose or agree to accept any term or condition or otherwise modify the terms of this Agreement, including, for the avoidance of doubt, the terms or the amount of the Purchased Shares to be delivered by the Company under this Agreement, to obtain any consent, acceptance, approval of any Governmental Entity to the consummation of the transactions contemplated by this Agreement if such term, condition, modification or confirmation would (A) materially adversely affect (with respect to the Investor or its Affiliates) any material term of the transactions contemplated by this Agreement, or (B) reasonably be expected to adversely affect (with respect to the Investor or its Affiliates) any material financial term of the transactions contemplated by this Agreement or the anticipated benefits to the Investor and its Affiliates hereunder.

(d) So long as the Investor holds any Securities, the Company will not, without the consent of the Investor, take any action, directly or indirectly through its subsidiaries or otherwise, that the Board of Directors believes in good faith would reasonably be expected to cause the Investor to be subject to transfer restrictions or other covenants of the FDIC Statement of Policy on Qualifications for Failed Bank Acquisitions as in effect at the time of taking such action.

5.10	[Reserved].

5.11	[Reserved].

[Form A: 5.12 Gross-Up Rights.

(a) Sale of New Securities. For so long as the Investor, together with its Affiliates and, for purposes of this Section 5.12, persons who share a common discretionary investment advisor with the Investor, owns 2.0% or more of all of the outstanding shares of Common Stock (provided that, in making such calculation, (i) all shares of Common Stock into or for which shares of any securities owned by the Investor are directly or indirectly convertible or exercisable (which, for the avoidance of doubt, shall include those shares of Common Stock issuable upon the conversion of shares of Series B Preferred Stock), shall be included in the numerator, (ii) the shares described in clause (i) and all such shares owned by or attributed to Other Investors shall be included in the denominator, and (iii) all securities issued by the Company after the Closing Date other than in connection with an issuance in which the Investor (or a permitted assignee under Section 6.8) was offered the right to purchase its pro rata portion of such securities in accordance with this Section 5.12 shall be excluded from the denominator) (before giving effect to any issuances triggering provisions of this Section 5.12), if at any time after the date hereof the Company makes any public or nonpublic offering or sale of any equity (including Common Stock, preferred stock or restricted stock), or any securities, options or debt that is convertible or exchangeable into equity or that includes an equity component (such as, an “equity kicker”) (including any hybrid security) (any such security, a “New Security”) (other than (i) any Common Stock, Series B Preferred Stock or other securities issuable upon the exercise or conversion of any securities of the Company issued or agreed or contemplated (and disclosed to the Investor in writing) to be issued as of the date hereof; (ii) pursuant to the granting or exercise of employee stock options, restricted stock or other stock incentives pursuant to the Company’s stock incentive plans approved by the Board of Directors or the issuance of stock pursuant to the Company’s employee stock purchase plan approved by the Board of Directors or similar plan where stock is being issued or offered to a trust, other entity or otherwise, for the benefit of any employees, officers or directors of the Company, in each case in the ordinary course of providing incentive compensation; (iii) issuances of capital stock as full or partial consideration for a merger, acquisition, joint venture, strategic alliance, license agreement or other similar nonfinancing transaction); (iv) issuance of Common Stock upon exercise of warrants outstanding as of the date hereof; (v) in connection with the Rights Offering (except to the extent that the Investor is a Legacy Shareholder (as defined in Section 5.17(a))); or (vi) in connection with the Rights Plan, then the Investor shall be afforded the opportunity to acquire from the Company for the same price (net of any underwriting discounts or sales commissions) and on the same terms as such securities are proposed to be offered to others, up to the amount of New Securities in the aggregate required to enable it to maintain its proportionate Common Stock-equivalent interest in the Company immediately prior to any such issuance of New Securities. The amount of New Securities that the Investor shall be entitled to purchase in the aggregate shall be determined by multiplying (x) the total number or principal amount of such offered New Securities by (y) a fraction, the numerator of which is the total number of shares of Common Stock then held by the Investor (counting for such purposes all shares of Common Stock into or for which any securities owned by the Investor are directly or indirectly convertible or exercisable, including the Series B Preferred Stock), if any, and the denominator of which is the total number of shares of Common Stock then outstanding (counting for such purposes all shares of Common Stock into or for which any securities owned by the Investor are directly or indirectly convertible or exercisable, including the Series B Preferred Stock). Notwithstanding anything herein to the contrary, in no event shall the Investor have the right to purchase New Securities hereunder to the extent such purchase would result in such Investor, together with any other person whose Company securities would be aggregated with the Investor’s Company securities for purposes of any bank regulation or law, to collectively be deemed to own, control or have the power to vote securities which (assuming, for this purpose only, full conversion and/or exercise of such securities by the Investor) would represent more than 9.9% of the Voting Securities or more than 33.3% of the Company’s total equity outstanding.

(b) Limitation on Voting Securities. Notwithstanding anything in this Section 5.12 to the contrary, upon the request of the Investor that the Investor not be issued Voting Securities in whole or in part upon the exercise of its rights to purchase New Securities, the Company shall cooperate with the Investor to modify the proposed issuance of New Securities to the Investor to provide for the issuance of Series B Preferred Stock or other non-voting securities in lieu of Voting Securities; provided, however, that to the extent, following such reasonable cooperation, such modification would cause any Other Investor to exceed its respective ownership limitation set forth in the applicable Other Securities Purchase Agreement, the Company shall, and shall only be obligated to, issue and sell to the Investor such number of Voting Securities and non-voting securities as will not cause any Other Investor to exceed its respective ownership limitation set forth in the applicable Other Securities Purchase Agreement and that the Investor has indicated it is willing to hold following consummation of such Offering (as defined in Section 5.12(c) below), and any remaining securities may be offered, sold or otherwise transferred to any other person or persons in accordance with Section 5.12(e).

(c) Notice. In the event the Company proposes to offer or sell New Securities (the “Offering”), it shall give the Investor written notice of its intention, describing the price (or range of prices), anticipated amount of New Securities, timing, and other terms upon which the Company proposes to offer the same (including, in the case of a registered public offering and to the extent possible, a copy of the prospectus included in the registration statement filed with respect to such offering), no later than ten business days, as the case may be, after the initial filing of a registration statement with the SEC with respect to an underwritten public Offering or after the commencement of marketing with respect to a Rule 144A Offering or an Offering pursuant to Section 4(2) of the Securities Act or Regulation D promulgated thereunder. If the information contained in the notice constitutes material non-public information (as defined under the applicable securities laws), the Company shall deliver such notice only to the individuals identified (with respect to the Investor) in Section 6.7 hereof, and shall not communicate the information to anyone else acting on behalf of the Investor without the consent of one of the designated individuals. The Investor shall have ten business days from the date of receipt of such a notice to notify the Company in writing that it intends to exercise its rights provided in this Section 5.12 and as to the amount of New Securities the Investor desires to purchase, up to the maximum amount calculated pursuant to Section 5.12. Such notice shall constitute a nonbinding indication of interest of the Investor to purchase the amount of New Securities so specified at the price and other terms set forth in the Company’s notice to it. The failure of the Investor to respond within such ten business day period shall be deemed to be a waiver of such Investor’s rights under this Section 5.12 only with respect to the Offering described in the applicable notice.

(d) Purchase Mechanism. If the Investor exercises its rights provided in this Section 5.12, the closing of the purchase of the New Securities in connection with the closing of the Offering with respect to which such right has been exercised shall take place within 30 calendar days after the giving of notice of such exercise, which period of time shall be extended for a maximum of 180 days in order to comply with applicable laws and regulations (including receipt of any applicable regulatory or shareholder approvals). Notwithstanding anything to the contrary herein, the closing of the purchase of the New Securities by the Investors will occur no earlier than the closing of the Offering triggering the right being exercised by the Investor. Each of the Company and the Investor agrees to use its commercially reasonable efforts to secure any regulatory or shareholder approvals or other consents, and to comply with any law or regulation necessary in connection with the offer, sale and purchase of, such New Securities.

(e) Failure of Purchase. In the event the Investor fails to exercise its rights provided in this Section 5.12 within said ten business day period or, if so exercised, the Investor is unable to consummate such purchase within the time period specified in Section 5.12(d) above because of its failure to obtain any required regulatory or shareholder consent or approval, the Company shall thereafter be entitled (during the period of 60 days following the conclusion of the applicable period) to sell or enter into an agreement (pursuant to which the sale of the New Securities covered thereby shall be consummated, if at all, within 90 days from the date of said agreement) to sell the New Securities not elected to be purchased pursuant to this Section 5.12 by the Investor or which the Investor is unable to purchase because of such failure to obtain any such consent or approval, at a price and upon terms no more favorable in the aggregate to the purchasers of such New Securities than were specified in the Company’s notice to the Investor. Notwithstanding the foregoing, if such sale is subject to the receipt of any regulatory or shareholder approval or consent or the expiration of any waiting period, the time period during which such sale may be consummated shall be extended until the expiration of five business days after all such approvals or consents have been obtained or waiting periods expired, but in no event shall such time period exceed 180 days from the date of the applicable agreement with respect to such sale. In the event the Company has not sold the New Securities or entered into an agreement to sell the New Securities within said 60-day period (or sold and issued New Securities in accordance with the foregoing within 90 days from the date of said agreement (as such period may be extended in the manner described above for a period not to exceed 180 days from the date of said agreement)), the Company shall not thereafter offer, issue or sell such New Securities without first offering such New Securities to the Investor in the manner provided above.

(f) Expedited Issuance; Regulatory Directive. Notwithstanding the foregoing provisions of this Section 5.12, if a majority of the directors of the Board of Directors determines that the Company must issue equity or debt securities on an expedited basis, then the Company may consummate the proposed issuance or sale of such securities (“Expedited Issuance”) and then comply with the provisions of this Section 5.12 provided that (i) the purchaser(s) of such New Securities has consented in writing to the issuance of additional New Securities in accordance with the provisions of this Section 5.12, and (ii) the sale of any such additional New Securities under this Section 5.12(f) to the Investor and certain Other Investors signatory to Other Securities Purchase Agreements pursuant to this Section 5.12 and similar provisions in the Other Securities Purchase Agreements shall be consummated as promptly as is practicable but in any event no later than 90 days subsequent to the date on which the Company consummates the Expedited Issuance under this Section 5.12(f). Notwithstanding anything to the contrary herein, the provisions of this Section 5.12(f) (other than as provided in subclause (ii) of this Section 5.12(f)) shall not be applicable and the consent of the purchasers of such New Securities shall not be required in connection with any Expedited Issuance undertaken at the written direction of the applicable federal regulator of the Company or the Bank. Notwithstanding anything to the contrary in this Agreement, no rights of the Investor under this Agreement will be adversely affected solely as the result of the temporary dilution of its percentage ownership of Common Stock due to an Expedited Issuance under this Section 5.12(f); provided, however, that such rights may be adversely affected from and after such time, if any, that the Investor declines to purchase Common Stock offered to the Investor under this Section 5.12.

(g) Non-Cash Consideration. In the case of the offering of securities for a consideration in whole or in part other than cash, including securities acquired in exchange therefor (other than securities by their terms so exchangeable), the consideration other than cash shall be deemed to be the fair value thereof as determined by the Board of Directors; provided, however, that such fair value as determined by the Board of Directors shall not exceed the aggregate market price of the securities being offered as of the date the Board of Directors authorizes the offering of such securities.

(h) Cooperation. The Company and the Investor shall cooperate in good faith to facilitate the exercise of the Investor’s rights under this Section 5.12, including to secure any required approvals or consents.

(i) No Assignment of Rights. The rights of an Investor described in this Section 5.12 shall be personal to Investor and the transfer, assignment and/or conveyance of said rights from Investor to any other person and/or entity, other than to an Affiliate of the Investor or a person that shares a common discretionary investment advisor with the Investor, but only if such transferee agrees in writing for the benefit of the Company to be bound by the terms of this Agreement to the same extent as the Investor (with a copy thereof to be furnished to the Company (any such transferee shall be included in the term “Investor”)), is prohibited and shall be void and of no force or effect.]

[Form B: 5.12 [Reserved].]

5.13 Form D and Blue Sky. The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D. The Company, on or before the Closing Date, shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to the Investor pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification). The Company shall make all filings and reports relating to the offer and sale of the Purchased Shares required under applicable securities or “Blue Sky” laws of the states of the United States following the Closing Date.

5.14 Securities Laws Disclosure; Publicity. By 9:00 a.m., New York City time, on the first business day after the date of this Agreement, the Company shall issue one or more press releases or Current Reports on Form 8-K (collectively, the “Press Release”) reasonably acceptable to the Investor disclosing all material terms of the transactions contemplated hereby and by the other Transaction Documents and any other material non-public information that the Company may have provided to the Investor at any time prior to the filing of the Press Release. On or before 9:00 a.m., New York City time, on the fourth trading day immediately following the execution of this Agreement, the Company will file a Current Report on Form 8-K with the SEC describing the material terms of the Transaction Documents (and including as exhibits to such Current Report on Form 8-K the material Transaction Documents or forms thereof). If this Agreement terminates prior to Closing, by the end of the first business day following the date of such termination, the Company shall issue a press release disclosing such termination. Notwithstanding the foregoing, the Company shall not publicly disclose the name of the Investor or any Affiliate or investment adviser of the Investor, or include the name of the Investor or any Affiliate or investment adviser of the Investor in any press release or in any filing with the SEC (other than a registration statement) or any regulatory agency or trading market, without the prior written consent of the Investor, except (i) as required by the federal securities laws in connection with (A) any registration statement contemplated by Section 5.7 and (B) the filing of final Transaction Documents with the SEC and (ii) to the extent such disclosure is required by law, at the request of the staff of the SEC or regulatory agency or under trading market regulations, in which case the Company shall provide the Investor with prior written notice of such disclosure permitted under this subclause (ii). Whenever any party determines, based upon the advice of such party’s counsel, that a public announcement or other disclosure is required by or advisable with respect to any applicable law or regulation, the parties shall discuss such disclosure with each other in good faith prior to the making of such public announcement or other disclosure.

5.15 No Additional Issuances. Between the date of this Agreement and the Closing Date, except for the issuance of shares of Common Stock issuable as of the date hereof as set forth in Section 2.2(c) of the Disclosure Schedule and the Securities being issued pursuant to this Agreement and the other Transaction Documents, the Company shall not issue and agree to issue any additional shares of Common Stock or other securities which provide the holder thereof the right to convert such securities into shares of Common Stock.

5.16 Acknowledgment of Dilution. The Company acknowledges that the issuance of the Securities may result in dilution of the outstanding shares of Common Stock. The Company further acknowledges that its obligations under the Transaction Documents, including its obligation to issue the Securities pursuant to the Transaction Documents, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against the Investor and regardless of the dilutive effect that such issuance may have on the ownership of the other shareholders of the Company.

5.17	Rights Offering.

(a) As promptly as practicable following the date of this Agreement, and subject to compliance with all applicable laws and regulations, including the Securities Act, the Company shall distribute to each holder of record of Common Stock as of the close of business on a day, as determined by the Company, preceding the Closing Date (each, a “Legacy Shareholder”) non-transferable rights (the “Rights”) to purchase from the Company a number of shares of

Common Stock calculated pursuant to Section 5.17(b) at the Per Share Rights Purchase Price. The transactions described in this Section 5.17, including the purchase and sale of Common Stock upon the exercise of Rights, shall be referred to in this Agreement as the “Rights Offering.” The registration statement relating to the Rights Offering shall be filed by the later of (i) within 20 business days after the date of this Agreement or, (ii) if audited financial statements for the year ended December 31, 2012 are required to be included in the initial filing of the registration statement relating to the Rights Offering pursuant to Rule 3-12 of Regulation S-X of the SEC, three business days after such audited financial statements are first available. The Company shall use commercially reasonable efforts to cause the registration statement relating to the Rights Offering to be declared effective as promptly as practicable following the date of this Agreement, but in no event shall effectiveness of the registration statement and distribution of the Rights be delayed more than ten days following the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that the registration statement relating to the Rights Offering will not be “reviewed” or will not be subject to further review.

(b) Each Right shall entitle a Legacy Shareholder to purchase any whole number of shares of Common Stock (including, for the avoidance of doubt, pursuant to customary over-subscription privileges), provided that (i) no Legacy Shareholder shall thereby exceed, together with any other person with whom such Legacy Shareholder may be aggregated under applicable law, 4.9% Beneficial Ownership of the Common Stock (unless such Legacy Shareholder exceeds 4.9% Beneficial Ownership of the Common Stock as of the record date for the Rights Offering) and (ii) the aggregate purchase price of all shares of Common Stock purchased in the Rights Offering shall not exceed $5 million.

(c) In the event the Rights Offering is over-subscribed, subscriptions by Legacy Shareholders shall be reduced proportionally based on their pro rata ownership of the Common Stock outstanding as of the close of business on the business day immediately preceding the date of this Agreement.

(d) The closing of the Rights Offering shall be conditioned on the closing of each of the transactions contemplated by the Transaction Documents.

5.18 Certain Adjustments. If the representations and warranties set forth in Section 2.2(c) shall not be true and correct as of the Closing Date, the number of Purchased Shares (including any shares of Common Stock into which any of the Series B Preferred Stock may be converted) shall be, at the Investor’s option, proportionally adjusted to provide the Investor with the same economic effect as contemplated by this Agreement in the absence of such failure to be true and correct.

5.19 [Reserved].

5.20 [Reserved].

5.21 No Solicitation of Competing Proposal.

(a) Except as provided in this Section 5.21, from and after the date of this Agreement until the earlier of the Closing and the date, if any, on which this Agreement is terminated pursuant to Section 4.1, the Company agrees that it shall not, and that it shall direct and use its reasonable best efforts to cause the Company’s directors, officers, employees, agents, consultants and advisors not to, directly or indirectly, solicit, initiate, encourage or facilitate any inquiries or proposals from, discuss or negotiate with, provide any information to, or consider the merits of any unsolicited inquiries or proposals from, any person relating to any Acquisition Transaction or a potential Acquisition Transaction involving the Company or any Company Subsidiary.

(b) Notwithstanding the limitations set forth in Section 5.21(a), if after the date of this Agreement and prior to the approval of the Shareholder Proposals by the Company’s shareholders the Company receives an unsolicited proposal from a third party with respect to an Acquisition Transaction that was not directly or indirectly, after the date hereof, made, encouraged, facilitated, solicited, initiated or assisted by the Company or its directors, officers, employees, agents, consultants and advisors (an “Unsolicited Company Proposal”) which did not result from or arise in connection with a breach of Section 5.21(a) and which: (i) constitutes a Superior Proposal (as defined in Section 5.21(h)); or (ii) which the Board of Directors of the Company determines in good faith, after consultation with the Company’s outside legal and financial advisors, could reasonably be expected to result, after the taking of any of the actions referred to in either of clause (x) or (y) below, in a Superior Proposal, the Company may take the following actions after providing written notice to the Investor of such determination and the basis therefor: (x) furnish nonpublic information with respect to the Company and the Company Subsidiaries to the third party making such Unsolicited Company Proposal, if, and only if, prior to so furnishing such information, the Company and such third party enter into a confidentiality agreement (a “Third Party Confidentiality Agreement”) that is no less restrictive of and no more favorable to such third party or parties than the confidentiality agreement, dated as of [                    ], between the Company and the Investor and (y) engage in discussions or negotiations with the third party with respect to the Unsolicited Company Proposal; provided, however, that the Company has complied with the requirements of Section 5.21(d) with respect to such Unsolicited Company Proposal or such Superior Proposal. The Third Party Confidentiality Agreement shall provide that such third party shall pay any termination fee and related expenses payable under any Other Securities Purchase Agreements.

(c) Neither the Board of Directors of the Company nor any committee thereof shall withdraw, qualify or modify the Board Recommendation in a manner adverse to the Investor, or publicly propose to do so, or take any other action or make any other public statement in connection with any meeting of the Company’s shareholders or otherwise which is inconsistent with the Board Recommendation (any of the foregoing, a “Change in Recommendation”) or approve or recommend or publicly propose to approve or recommend, any other Acquisition Transaction. Notwithstanding the foregoing and the limitations set forth in Section 5.21(a), if, prior to receipt of approval by the shareholders of the Company of the Shareholder Proposals, the Board of Directors of the Company determines in good faith, after consultation with the Company’s outside legal and financial advisors, that, due to the existence of a Superior Proposal or an Unsolicited Company Proposal which the Board of Directors of the Company determines in good faith, after consultation with the Company’s outside legal and financial advisors, could reasonably be expected to result, after the taking of any of the actions referred to in either of clause (x) or (y) of Section 5.21(b), in a Superior Proposal, the Board of Directors of the Company and the Company may (1) effect a Change in Recommendation (provided that the Company may not effect a Change in Recommendation unless the Board determines in good faith, after consultation with the Company’s outside legal and financial advisors, that failure to effect such Change in Recommendation would be reasonably likely to constitute a breach by the Board of Directors of the Company of its fiduciary duties under applicable law) or (2) solely with respect to a Superior Proposal, enter into a binding written agreement with respect to such Superior Proposal and terminate this Agreement (provided that the Company may not terminate this Agreement pursuant to the foregoing clause (2), and any purported termination pursuant to the foregoing clause (2) shall be void and of no force or effect, unless (X) the Board determines in good faith, after consultation with the Company’s outside legal and financial advisors, that failure to take such action would be reasonably likely to constitute a breach by the Board of Directors of the Company of its fiduciary duties under applicable law and (Y) in advance of or concurrently with such termination the Company pays or causes to be paid any termination fee payable under the Other Securities Purchase Agreements), but only if the Company shall have first: (i) provided five business days’ prior written notice to the Investor that it is prepared to effect a Change in Recommendation in response to an Unsolicited Company Proposal or Superior Proposal or, as applicable, to enter into a binding written agreement with respect to the Superior Proposal and terminate this Agreement, and specifying the reasons therefor, including the terms and conditions of the Unsolicited Company Proposal or Superior Proposal, as applicable (including the most current version of any proposed agreement(s)), and the identity of the person making the proposal; (ii) offered to provide to the Investor all material non-public information delivered or made available to the person making any Unsolicited Company Proposal or Superior Proposal in connection with such Unsolicited Company Proposal or Superior Proposal that was not previously delivered or made available to the Investor; (iii) provided to the Investor copies of documents relating to the Unsolicited Company Proposal or Superior Proposal provided to the Company by the person making the proposal (or provided by the Company to such person or their representatives), including the most current version of any proposed agreement or any other letter or other document containing such person’s proposal (and the Company’s response(s) thereto) and the terms and conditions thereof; and (iv) during such five business day period, if requested by the Investor, engaged in, and caused its financial and legal advisors to engage in, good faith negotiations with the Investor to amend this Agreement. The Company acknowledges and agrees that (i) any change to the financial terms or (ii) any material change to any other terms of an Unsolicited Company Proposal or Superior Proposal shall require compliance with the foregoing provisions anew.

(d) The Company shall notify the Investor orally and in writing promptly (but in no event later than one business day) after receipt by the Company, the Bank, or any of their respective directors, officers, employees, representatives, agents or advisors of any proposal or offer from any person other than the Investor regarding an Acquisition Transaction or any request for non-public information by any person other than the Investor in connection with an Acquisition Transaction indicating, in connection with such notice, the name of such person and the material terms and conditions of any proposals or offers (including, if applicable, copies of any written requests, proposals or offers, including proposed agreements) and thereafter shall keep the Investor informed, on a current basis, of the status and terms of any such proposals or offers (including any amendments thereto) and the status of any such discussions or negotiations, including any change in the Company’s intentions as previously notified.

(e) Nothing contained in this Agreement shall prevent the Company or its board of directors from issuing as “stop, look and listen” communication pursuant to Rule 14d-9(f) under the Exchange Act or complying with Rule 14d-9 and Rule 14e-2 under the Exchange Act with respect to an Acquisition Transaction or from making any disclosure to the Company shareholders if the Board of Directors of the Company (after consultation with outside counsel) concludes that its failure to do so would be inconsistent with its fiduciary duties under applicable Law.

(f) Notwithstanding the limitations set forth in Section 5.21(a) but subject to compliance with the terms and conditions of Section 5.21(b)-(d), if the Board of Directors has effected a Change in Recommendation in compliance with the requirements of Section 5.21(c), then the Board of Directors of the Company may cause the Company to enter into a binding written agreement with respect to such Superior Proposal and terminate this Agreement in accordance with Section 4.1(h).

(g) As used in this Agreement, “Acquisition Transaction” shall mean: (i) a merger, reorganization, share exchange, consolidation, business combination, recapitalization, dissolution, liquidation, or similar transaction involving the Company or any of the Company Subsidiaries; (ii) the issuance by the Company or the Bank of securities representing 20% or more of its outstanding Voting Securities (including upon the conversion, exercise or exchange of securities convertible into or exercisable or exchangeable for such Voting Securities); or (iii) the acquisition in any manner, directly or indirectly, of (x) 20% or more of the outstanding Voting Securities of the Company or the Bank (including through the acquisition of securities convertible into or exercisable or exchangeable for such Voting Securities), (y) 20% or more of the consolidated total assets of the Company and the Company Subsidiaries, taken as a whole, or (z) one or more businesses or divisions that constitute 20% or more of the revenues or net income of the Company and the Company Subsidiaries, taken as a whole.

(h) As used in this agreement, “Superior Proposal” shall mean a bona fide written Unsolicited Company Proposal (not solicited or initiated in violation of Section 5.21(a)) that relates to a potential Acquisition Transaction (but changing the references to the 20% amounts contained in the definition of Acquisition Transaction to references to 50%) that is determined in good faith by the Board of Directors of the Company, after consultation with the Company’s legal and financial advisors after taking into account all the terms and conditions of the Unsolicited Company Proposal and this Agreement, is on terms that are more favorable to the shareholders of the Company from a financial point of view than the transactions contemplated by the Transaction Documents (after giving effect to any changes to this Agreement proposed by the Investor in response to such proposal or otherwise) and is, in the reasonable judgment of the Board of Directors, reasonably capable of being completed on its stated terms, taking into account all financial, regulatory, legal and other aspects of such inquiry, proposal or offer and the third party or parties making the inquiry, proposal or offer.

5.22 Exchange Listing. The Company shall use its reasonable best efforts to cause the shares of Common Stock to be issued pursuant to this Agreement and the shares of Common Stock reserved for issuance pursuant to the conversion of the Series B Preferred Stock to be approved for listing on NASDAQ, including by submitting prior to the Closing supplemental listing materials with NASDAQ with respect to the shares of Common Stock to be issued pursuant to this Agreement and the shares of Common Stock reserved for issuance pursuant to the conversion of the Series B Preferred Stock, subject to official notice of issuance.

ARTICLE VI

Miscellaneous

6.1 Survival. Each of the representations and warranties set forth in this Agreement shall survive the Closing under this Agreement but only for a period of 15 months following the Closing Date (or until final resolution of any claim or action arising from the breach of any such representation and warranty, if notice of such breach was provided prior to the end of such period) and thereafter shall expire and have no further force and effect; provided that the representations and warranties in Sections 2.2(a), 2.2(b), 2.2(c), 2.2(d), 2.2(f), 2.3(a) and 2.3(b) shall survive indefinitely and the representations and warranties in Section 2.2(i) shall survive until the expiration of the applicable statutory periods of limitations. Except as otherwise provided herein, all covenants and agreements contained herein shall survive for the duration of any statutes of limitations applicable thereto or until, by their respective terms, they are no longer operative.

6.2 Amendment. No amendment or waiver of this Agreement will be effective with respect to any party unless made in writing and signed by an officer of a duly authorized representative of such party.

6.3 Waivers. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The conditions to each party’s obligation to consummate the Closing are for the sole benefit of such party and may be waived by such party in whole or in part to the extent permitted by applicable law. No waiver of any party to this Agreement will be effective unless it is in a writing signed by a duly authorized officer of the waiving party that makes express reference to the provision or provisions subject to such waiver. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

6.4 Counterparts and Facsimile. For the convenience of the parties hereto, this Agreement may be executed in any number of separate counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts will together constitute the same agreement. Executed signature pages to this Agreement may be delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file and such signatures will be deemed as sufficient as if actual signature pages had been delivered.

6.5 Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State. The parties hereto irrevocably and unconditionally consent to submit to the exclusive jurisdiction of the state and federal courts located in the State of New York for any actions, suits or proceedings arising out of or relating to this Agreement and the transactions contemplated hereby.

6.6 Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

6.7 Notices. Any notice, request, instruction or other document to be given hereunder by any party to the other will be in writing and will be deemed to have been duly given (a) on the date of delivery if delivered personally or by telecopy, facsimile or e-mail, upon confirmation of receipt, (b) on the first business day following the date of dispatch if delivered by a recognized next-day courier service, or (c) on the third business day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice. Notices and communications to the Investor hereunder shall be sent solely to the [            ] and [            ] (as set forth below) and the Company shall not send notices or communications to any other person on behalf of such Investor without the prior written consent of a member of such department. Notwithstanding any other provision of this Agreement, the Company shall not be deemed to have violated any provision in this Agreement prohibiting the Company from providing material nonpublic information to the Investor pursuant to a notice or communication made in compliance with the prior sentence.

(1) If to the Investor:

[            ]

[            ]

[            ]

with a copy to (which copy alone shall not constitute notice):

[            ]

[            ]

[            ]

(2) If to the Company:

Eastern Virginia Bankshares, Inc.

300 Hospital Road

Tappahannock, Virginia 22560

Attn: Joseph A. Shearin, Chief Executive Officer

Facsimile: (804) 445-1047

Email: joe.shearin@bankevb.com

with a copy to (which copy alone shall not constitute notice):

Troutman Sanders LLP

1001 Haxall Point

Richmond, Virginia 23219

Attn: Jacob A. Lutz, III

Facsimile: (804) 698-6014

Email: jacob.lutz@troutmansanders.com

6.8 Entire Agreement, etc. This Agreement (including the Exhibits, Schedules, and Disclosure Schedule hereto) constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, between the parties, with respect to the subject matter hereof; the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors, and with respect to the Investor, its permitted assigns; and this Agreement will not be assignable by operation of law or otherwise (any attempted assignment in contravention hereof being null and void), except that the Investor shall be permitted to assign its rights or obligations hereunder (i) to any Affiliate entity or person that shares a common discretionary investment advisor, but only if the transferee agrees in writing for the benefit of the Company to be bound by the terms of this Agreement to the same extent as the Investor (with a copy thereof to be furnished to the Company (any such transferee shall be included in the term “Investor”)); provided, further, that no such assignment shall relieve the Investor of any of its obligations under this Agreement and (ii) as and to the extent provided in Section 5.6.

6.9 Other Definitions. Wherever required by the context of this Agreement, the singular shall include the plural and vice versa, and the masculine gender shall include the feminine and neuter genders and vice versa, and references to any agreement, document or instrument shall be deemed to refer to such agreement, document or instrument as amended, supplemented or modified from time to time. All article, section, paragraph or clause references not attributed to a particular document shall be references to such parts of this Agreement, and all exhibit, annex and schedule references not attributed to a particular document shall be references to such exhibits, annexes and schedules to this Agreement. When used herein:

(1) the term “subsidiary” means those corporations, banks, savings banks, associations and other persons of which such person owns or controls 50.1% or more of the outstanding equity securities either directly or indirectly through an unbroken chain of entities as to each of which 50.1% or more of the outstanding equity securities is owned directly or indirectly by its parent; provided, however, that there shall not be included any such entity to the extent that the equity securities of such entity were acquired in satisfaction of a debt previously contracted in good faith or are owned or controlled in a bona fide fiduciary capacity;

(2) the term “Affiliate” means, with respect to any person, any person directly or indirectly controlling, controlled by or under common control with, such other person, including as such term is defined in Section 2(k) of the BHC Act. For purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) when used with respect to any person, means the possession, directly or indirectly, of the power to cause the direction of management and/or policies of such person, whether through the ownership of voting securities by contract or otherwise;

(3) the term “Lead Investor” means any Investor who, as a result of the transactions contemplated by this Agreement and the other Transaction Documents, will own in excess of 24.9% of the total equity of the Company after giving effect to the transactions contemplated by this Agreement and the other Transaction Documents;

(4) the term “Major Investor” means any Investor (other than a Lead Investor) who, as a result of the transactions contemplated by this Agreement and the other Transaction Documents, will own Voting Securities of the Company representing greater than 9.0% of the total voting power of the Company and up to 14.9% of the total equity of the Company, in each case after giving effect to the transactions contemplated by this Agreement and the other Transaction Documents;

(5) the word “or” is not exclusive;

(6) the words “including,” “includes,” “included” and “include” are deemed to be followed by the words “without limitation”;

(7) the terms “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision;

(8) “business day” means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York or the State of Idaho generally are authorized or required by law or other governmental actions to close;

(9) “person” has the meaning given to it in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act;

(10) “Beneficially Own,” “Beneficial Owner” and “Beneficial Ownership” are defined in Rules 13d-3 and 13d-5 of the Exchange Act;

(11) “knowledge of the Company” or “Company’s knowledge” means the actual knowledge of the officers of the Company listed in Section 6.9(11) of the Disclosure Schedule; and

(12) “knowledge of the Investor” or “Investor’s knowledge” means the actual knowledge of the executive officers or, to the extent an Investor does not have executive officers, persons performing substantially similar functions.

6.10 Captions. The article, section, paragraph and clause captions herein are for convenience of reference only, do not constitute part of this Agreement and will not be deemed to limit or otherwise affect any of the provisions hereof.

6.11 Severability. If any provision of this Agreement or the application thereof to any person (including the officers and directors of the Investor and the Company) or circumstance is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to persons or circumstances other than those as to which it has been held invalid or unenforceable, will remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination, the parties shall negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to effect the original intent of the parties.

6.12 No Third-Party Beneficiaries. Nothing contained in this Agreement, expressed or implied, is intended to confer or shall confer upon any person other than the express parties hereto and the Placement Agent, any benefit right or remedies, except that the provisions of Sections 3.4, 5.4, 5.6 5.7, and 5.17 shall inure to the benefit of the persons referred to in those Sections, including any Holders. The representations and warranties set forth in Article II and the covenants set forth in Articles III and V have been made solely for the benefit of the parties to this Agreement and (a) may be intended not as statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate, (b) have been qualified by reference to the Disclosure Schedule, each of which contains certain disclosures that are not reflected in the text of this Agreement, and (c) may apply standards of materiality in a way that is different from what may be viewed as material by shareholders of, or other investors in, the Company.

6.13 Time of Essence. Time is of the essence in the performance of each and every term of this Agreement.

6.14 Public Announcements. Subject to each party’s disclosure obligations imposed by law or regulation, each of the parties hereto will cooperate with each other in the development and distribution of all news releases and other public information disclosures with respect to this Agreement and any of the transactions contemplated by this Agreement or the other Transaction Documents, and no party hereto will make any such news release or public disclosure without first consulting with the other party hereto and receiving its consent (which shall not be unreasonably withheld, conditioned, or delayed), and each party shall coordinate with the other with respect to any such news release or public disclosure.

6.15 Specific Performance. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms. It is accordingly agreed that the parties shall be entitled to seek specific performance of the terms hereof, this being in addition to any other remedies to which they are entitled at law or equity.

6.16 Independent Nature of Investors’ Obligations and Rights. The obligations of the Investor under this Agreement and the respective Other Investors under the Other Securities Purchase Agreements are several and not joint with the obligations of any other such investor, and neither the Investor nor any such Other Investor shall be responsible in any way for the performance of the obligations of any Other Investor under any Transaction Document. The decision of the Investor and such Other Investors to purchase Series B Preferred Stock pursuant to the Transaction Documents has been made by each such investor independently of any other investor and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or any Company Subsidiary which may have been made or given by any other investor or by any agent or employee of any other investor, and neither the Investor nor any such Other Investor, nor any of their respective agents or employees, shall have any liability to any other investor (or any other person) relating to or arising from any such information, materials, statement or opinions. Nothing contained herein or in any Transaction Document, and no action taken by the Investor or any Other Investor pursuant thereto, shall be deemed to constitute the investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. The Investor acknowledges that no Other Investor has acted as agent for the Investor in connection with making its investment hereunder and that no Other Investor will be acting as agent of the Investor in connection with monitoring its investment in the Purchased Shares or enforcing its rights under the Transaction Documents. The Investor and each of the Other Investors signatory to the Other Securities Purchase Agreements shall be entitled to independently protect and enforce its rights, including the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other investor to be joined as an additional party in any proceeding for such purpose.

* * *

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first herein above written.

EASTERN VIRGINIA BANKSHARES, INC.

By:
Name:	Joseph A. Shearin
Title:	President and Chief Executive Officer

INVESTOR

By:
Name:
Title:

Number of Purchased Shares:

Number of shares of (i) Common Stock, (ii) securities convertible into or exchangeable for Common Stock, or (iii) any other equity or equity-linked security of the Company or any Company Subsidiary Beneficially Owned by the Investor as of the date first herein above written:

APPENDIX C

Form of Support Agreement

This Agreement, made as of this [    ] day of [            ], 2013, between Eastern Virginia Bankshares, Inc., a Virginia corporation (the “Company”), and the shareholder of the Company identified on the signature page hereto in such individual’s capacity as a shareholder of the Company (the “Shareholder”).

WHEREAS, the Company is offering (the “Offering”) shares of its (i) common stock, $2.00 par value per share (the “Common Stock”), and (ii) non-voting mandatorily convertible non-cumulative preferred stock, Series B, $2.00 par value per share (the “Series B Preferred Stock”) pursuant to securities purchase agreements entered into or to be entered into with various parties (such agreements, the “Securities Purchase Agreements”);

WHEREAS, the closings of the transactions contemplated by the Securities Purchase Agreements are conditioned upon, among other things, receipt of the approval by the Company’s shareholders of (i) a proposal to approve the issuance of the Common Stock to be issued pursuant to the Securities Purchase Agreements and Common Stock to be issued upon the conversion of the Series B Preferred Stock issued pursuant to the Securities Purchase Agreements and (ii) a proposal to amend and restate the bylaws of the Company to change the range of the size of the Board of Directors of the Company from 10 to 14 directors to 10 to 17 directors (such proposals, the “Shareholder Proposals”);

WHEREAS, the Shareholder owns, or possesses the sole right to vote or direct the voting of, the number of shares of Common Stock set forth on the signature page hereto (the “Covered Shares”); and

WHEREAS, the Shareholder owns, or possesses the sole power to dispose of or to direct the disposition of, the Covered Shares; and

WHEREAS, as a material inducement for various parties to enter into the Securities Purchase Agreements and consummate the transactions contemplated thereby, the Shareholder has agreed to enter into this Agreement;

NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements set forth herein and in the Securities Purchase Agreements, and intending to be legally bound hereby, the parties agree as follows:

1. Representations and Warranties of Shareholder. The Shareholder represents and warrants as follows: That he/she is now, and at all times until the closing of the transactions contemplated by the Securities Purchase Agreements will be, the sole owner, of record or beneficially, or possesses and will possess the sole right to vote or direct the voting of all of the Covered Shares, and possesses or will possess the sole power to dispose of or direct the disposition of all of Covered Shares. The Shareholder has full right, power and authority to enter into, deliver and perform this Agreement. This Agreement has been duly executed and delivered by the Shareholder and constitutes the legal, valid and binding obligation of the Shareholder, and is enforceable in accordance with its terms.

2. Covenants of Shareholder. (a) Provided that the Board of Directors of the Company has not effected a Change in Recommendation (as defined in the Securities Purchase Agreements) or resolved or publicly announced its intention to do so, the Shareholder agrees that he/she:

(i) shall cause the Covered Shares to be present at any meeting of the Company’s shareholders at which the Shareholder Proposals are being voted upon (a “Meeting”) and at such Meeting shall vote, or cause to be voted, the Covered Shares in favor of the Shareholder Proposals until this Agreement terminates as provided in Section 2(b); and

(ii) agrees that until the termination of this Agreement as provided in Section 2(b), that he/she shall not, without the prior written consent of the Company, directly or indirectly tender or permit the tender into any tender or exchange offer, or sell, transfer, hypothecate, grant a security interest in or otherwise dispose of or encumber any of the Covered Shares. Notwithstanding the foregoing, in the case of any transfer by operation of law, this Agreement shall be binding upon and inure to the transferee.

(b) The Agreement shall terminate upon the earlier to occur of: (i) the termination of the Securities Purchase Agreements; or (ii) the approval by the shareholders of the Company of the Shareholder Proposals.

3. Additional Shares and Options. Notwithstanding anything to the contrary contained herein, this Agreement shall apply to all shares of Common Stock which the Shareholder currently has the sole right and power to vote and/or dispose of, or to direct the voting or disposition of, and all such shares of Common Stock which the Shareholder may hereafter acquire.

4. Governing Law. This Agreement shall be governed in all respects by the law of the Commonwealth of Virginia, without regard to the conflict of laws principles thereof.

5. Assignment; Successors. This Agreement may not be assigned by the Shareholder without the prior written consent of the Company. The provisions of this Agreement shall be binding upon and, shall inure to the benefit of the parties hereto and their respective successors, assigns, heirs and personal representatives. Castle Creek Capital Partners IV, LP and GCP III EVB LLC shall each be deemed to be a third-party beneficiary of this Agreement. Except as set forth in the preceding sentence, nothing in this Agreement, whether express or implied, is intended to or shall confer any rights, benefits or remedies under or by reason of this Agreement on any persons other than the parties and their respective successors and permitted assigns, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third persons to any party, nor shall any provisions give any third persons any right of subrogation over or action against any party.

6. Scope of Agreement. The parties hereto acknowledge and agree that this Agreement does not constitute an agreement or understanding of the Shareholder in his/her capacity as a director or officer of the Company, but only in his/her capacity as a holder of shares of Common Stock.

7. Severability. Any invalidity, illegality or unenforceability of any provision of this Agreement in any jurisdiction shall not invalidate or render illegal or unenforceable the remaining provisions hereof in such jurisdiction and shall not invalidate or render illegal or unenforceable such provision in any other jurisdiction.

8. Amendment, Waiver. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto which expressly states its intention to amend this Agreement. No provision of this Agreement may be waived, except by an instrument in writing, executed by the waiving party, expressly indicating an intention to effect a waiver. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

9. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be an original, and all of which together shall constitute one and the same instrument.

[Remainder of page intentionally blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day first above written.

EASTERN VIRGINIA BANKSHARES, INC.

By:
Name:
Title:

SHAREHOLDER

Name:

Shares as to which Shareholder has sole voting and dispositive power:

[Signature Page to Support Agreement]

APPENDIX D

FORM OF PREFERRED STOCK ARTICLES OF AMENDMENT

ARTICLES OF AMENDMENT

TO THE

ARTICLES OF INCORPORATION

OF

EASTERN VIRGINIA BANKSHARES, INC.

1. Name of Corporation. The name of the Corporation is Eastern Virginia Bankshares, Inc.

2. Text of Amendments. Article II of the Corporation’s Articles of Incorporation (the “Articles of Incorporation”) shall be amended to add a new Paragraph F to fix the preferences, limitations and relative rights of the Corporation’s Non-Voting Mandatorily Convertible Non-Cumulative Preferred Stock, Series B (the “Series B Preferred Stock”), all as set forth in Exhibit A attached hereto.

3. Adoption and Date of Adoption. Pursuant to Section 13.1-639A of the Virginia Stock Corporation Act (the “Act”), Article II, Paragraph D of the Articles of Incorporation permits the Corporation’s Board of Directors to amend the Articles of Incorporation in order to establish the terms, including preferences, limitations and relative rights, of one or more series of the Corporation’s authorized class of serial preferred stock without the approval of the Corporation’s shareholders.

The Corporation certifies that the foregoing amendments were adopted on [            ], 2013 by the Corporation’s Board of Directors without shareholder approval pursuant to the above referenced sections of the Act and Articles of Incorporation. The Corporation has not issued any shares of the Series B Preferred Stock as of the date hereof.

4. Effective Date and Time. The foregoing amendments to the Articles of Incorporation shall become effective when the Virginia State Corporation Commission issues the certificate of amendment for such amendments.

[Remainder of Page Intentionally Left Blank]

D - 1

[Signature Page to Articles of Amendment]

Dated: [ ], 2013	EASTERN VIRGINIA BANKSHARES, INC.

By:
		Name:	Joe A. Shearin
		Title:	President and Chief Executive Officer

D - 2

Exhibit A

Article II

Paragraph F. Non-Voting Mandatorily Convertible Non-Cumulative Preferred Stock, Series B

1. Designation. There is hereby established out of the authorized and unissued shares of Preferred Stock of the Corporation a series of Preferred Stock designated as the “Non-Voting Mandatorily Convertible Non-Cumulative Preferred Stock, Series B” (the “Series B Preferred Stock”). The number of shares constituting such series initially shall be [            ]. The par value of the Series B Preferred Stock shall be $2.00 par value per share.

2. Definitions. The following initially capitalized terms shall have the following meanings for purposes of this Paragraph F, whether used in the singular or the plural:

(a)	“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person, including as such term is defined in Section 2(k) of the BHC Act. For the purposes of this definition, “control” when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

(b)	“Beneficially own,” “beneficial owner” and “beneficial ownership” and similar terms are defined in Rules 13d-3 and 13d-5 of the Exchange Act.

(c)	“BHC Act” means the Bank Holding Company Act of 1956, as amended.

(d)	“Business Day” means any day other than a Saturday or Sunday, a day on which, in New York City, banking institutions generally are authorized or obligated by law or executive order to be closed or any other day on which the Securities and Exchange Commission is closed.

(e)	“Castle Creek Holder” means Castle Creek Capital Partners IV, LP, and each of its respective Affiliates, successors and assigns, including, with respect to any shares of Series B Preferred Stock originally issued to Castle Creek Capital Partners IV, LP, any Person to whom any such shares are sold, assigned or otherwise transferred.

(f)	“Common Stock” means the common stock of the Corporation, par value $2.00 per share, or any other capital stock of the Corporation into which such common stock shall be reclassified or changed.

(g)	“Conversion Agent” means the Transfer Agent acting in its capacity as conversion agent for the shares of the Series B Preferred Stock, and its successors and assigns.

(h)	“Conversion Conditions” shall have the meaning set forth in Article II, Paragraph F, Section 5(a).

(i)	“Conversion Date” means, with respect to any given share of Series B Preferred Stock, the date on which such share of Series B Preferred Stock has been converted pursuant to Article II, Paragraph F, Section 5(a).

(j)

“Converted Stock Equivalent Amount” means, for each share of Series B Preferred Stock, one share of Common Stock; provided that if, after issuance of any shares of Series B Preferred Stock, the Corporation subdivides or splits its outstanding Common Stock, including by way of a dividend or distribution of Common Stock, or combines its outstanding Common Stock into a

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lesser number of shares, the “Converted Stock Equivalent Amount” with respect to such issued and outstanding shares of Series B Preferred Stock shall be proportionately adjusted as if such action applied to the shares of Common Stock represented by the Converted Stock Equivalent Amount.

(k)	“DTC” shall have the meaning set forth in Article II, Paragraph F, Section 5(b).

(l)	“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder.

(m)	“GCP Holder” means GCP III EVB LLC, and each of its respective Affiliates, successors and assigns, including, with respect to any shares of Series B Preferred Stock originally issued to GCP III EVB LLC, any Person to whom any such shares are sold, assigned or otherwise transferred.

(n)	“Holder” means the Person in whose name shares of the Series B Preferred Stock are registered, which may be treated by the Corporation, Transfer Agent, paying agent and Conversion Agent as the absolute owner of such shares of Series B Preferred Stock for the purpose of making payment and settling the related conversions and for all other purposes.

(o)	“Liquidation Event” means any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.

(p)	“Organic Change” means any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Corporation’s assets, exchange or tender offer by the Corporation or any of its subsidiaries, or other transaction, in each case which is effected in such a manner that the holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation and whether automatically or at their election) stock, securities or assets with respect to or in exchange for Common Stock.

(q)	“Permitted Transfer” means (i) a widespread public distribution of Common stock, including pursuant to Rule 144 under the Securities Act of 1933, as amended, (ii) a transfer in which no transferee (or group of associated transferees) would receive 2% or more of any class of Voting Securities or (iii) a transfer to a transferee that would control more than 50% of the Voting Securities without any transfer from the transferor.

(r)	“Person” means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint-stock company, limited liability company or trust.

(s)	“Senior Stock” means any class or series of capital stock of the Corporation the terms of which expressly provide that such class or series will rank senior to the Common Stock or the Series B Preferred Stock as to dividend rights and/or as to rights on liquidation, dissolution or winding up of the Corporation (in each case, without regard to whether dividends accrue cumulatively or non-cumulatively).

(t)	“Transfer” means any sale, transfer, assignment or other disposition (including by merger, reorganization, operation of law or otherwise).

(u)	“Transfer Agent” means the Corporation acting as transfer agent, registrar, paying agent and Conversion Agent for the Series B Preferred Stock and its successors and assigns.

(v)	“Transfer Certification” shall have the meaning set forth in Article II, Paragraph F, Section 5(b).

(w)	“Voting Securities” means capital stock of the Corporation that is then entitled to vote generally in the election of directors of the Corporation.

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3. Dividends.

(a)	General. Each Holder shall be entitled to receive, with respect to the shares of Series B Preferred Stock held by such Holder, if, as and when declared by the Board of Directors or any duly authorized committee thereof, but only out of assets legally available therefor, dividends or distributions of the same amount, in an identical form of consideration and at the same time, as those dividends or distributions that would have been payable on the number of whole shares of Common Stock equal to the product of the Converted Stock Equivalent Amount and the number of such shares of Series B Preferred Stock (rounding any fractional shares resulting from such computation to the nearest whole number) such that no holder of Common Stock shall receive a dividend or distribution unless equivalent dividends or distributions (as described above) are also made to each share of Series B Preferred Stock, taking into account any adjustment to the Converted Stock Equivalent Amount as provided herein; provided that the foregoing shall not apply to any dividend or distribution payable in shares of Common Stock that results in an adjustment in the Converted Stock Equivalent Amount, as set forth in Article II, Paragraph F, Section 2 in the definition of “Converted Stock Equivalent Amount.” The Corporation shall not declare a dividend or distribution to the holders of the Common Stock unless a dividend or distribution (as described above) is also made to the Holders in accordance with this Article II, Paragraph F, Section 3(a). Notwithstanding anything set forth in this Article II, Paragraph F, Section 3(a), if any dividend or distribution is payable in rights or warrants to subscribe for Common Stock or purchase Common Stock pursuant to a conversion feature in a debt or equity security, the corresponding dividend or distribution payable on the Series B Preferred Stock shall consist of an identical right or warrant except that such right or warrant shall be a right or warrant to subscribe for a number of shares of Series B Preferred Stock equal to the number of shares of Common Stock that would otherwise be subject to such right or warrant. The Series B Preferred Stock shall have no fixed dividend rate. Each declared dividend or distribution shall be payable to the holders of record of Series B Preferred Stock at the same time as dividends or distributions are payable to the holders of record of Common Stock. The Corporation shall not declare or pay a dividend or distribution to the holders of the Series B Preferred Stock other than as expressly provided in this Article II, Paragraph F, Section 3(a).

(b)	Priority of Dividends. The Series B Preferred Stock shall rank junior with regard to dividends to the Senior Stock. The Series B Preferred Stock shall have the same priority, with regard to dividends, as the Common Stock.

4. Liquidation Rights.

(a)	Liquidation. In the event of a Liquidation Event, after payment or provision for payment of the debts and other liabilities of the Corporation and after any payment of the prior preferences and other rights of any Senior Stock shall have been made or irrevocably set apart for payment, the assets of the Corporation legally remaining available for distribution to the Corporation’s stockholders shall be distributed pro rata among (i) the holders of Common Stock, (ii) the Holders (with each such Holder being treated for this purpose as holding the number of whole shares of Common Stock equal to the product of the Converted Stock Equivalent Amount and the number of such shares of Series B Preferred Stock immediately prior to such Liquidation Event, excluding any fractional shares resulting from such computation), and (iii) the holders of any other securities of the Corporation having the right to participate in such distributions upon the occurrence of a Liquidation Event, in accordance with the respective terms thereof.

(b)	Merger, Consolidation and Sale of Assets Not Liquidation. For purposes of this Article II, Paragraph F, Section 4, the merger or consolidation of the Corporation with any other corporation or other entity, including a merger or consolidation in which the Holders receive cash, securities or other property for their shares, or the sale, lease or exchange (for cash, securities or other property) of all or substantially all of the assets of the Corporation, shall not constitute a liquidation, dissolution or winding up of the Corporation.

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5. Conversion.

(a)	Conversion Upon Permitted Transfer or Approval by the Board of Directors. Shares of Series B Preferred Stock shall convert into a number of shares of Common Stock equal to the product of the number of shares of Series B Preferred Stock being converted and the Converted Stock Equivalent (i) automatically in the hands of a transferee immediately upon the consummation of a Permitted Transfer or (ii) if the Board of Directors acting in its sole and absolute discretion has approved such conversion and such conversion would not result in the holder of such shares beneficially owning, together with its Affiliates, more than 4.9% (or, in the case of Castle Creek Holder or GCP Holder only, 9.9%) of the outstanding shares of Common Stock, excluding for the purpose of this calculation any reduction in ownership resulting from Transfers by such holder and its affiliates of Common Stock (clauses (i) and (ii) together, the “Conversion Conditions”). Each certificate representing shares of Series B Preferred Stock in respect of which a conversion as occurred in accordance with this Article II, Paragraph F, Section 5(a) shall be deemed to represent the number of shares of Common Stock into which such shares of Series B Preferred Stock have converted. Upon a conversion pursuant to this Article II, Paragraph F, Section 5(a), each converted share of Series B Preferred Stock shall be cancelled and constitute an authorized but unissued share of preferred stock of the Corporation undesignated as to series.

(b)	Transfer Procedures. Upon the physical surrender of the certificate representing a share of Series B Preferred Stock converted pursuant to Article II, Paragraph F, Section 5(a) to the Corporation, together with a written certification to the effect that such shares of Series B Preferred Stock are being Transferred in accordance with Article II, Paragraph F, Section 5(a) hereof (a “Transfer Certification”), the Corporation will, or will cause the Transfer Agent to, issue and deliver a new certificate, registered as the Holder making the Transfer may request, representing the aggregate number of shares of Common Stock issued upon conversion of the shares of Series B Preferred Stock being Transferred pursuant to Article II, Paragraph F, Section 5(a) and represented by such certificate (provided that, if the transfer agent for the Common Stock is participating in The Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program and the transferee is eligible to receive shares through DTC, the Transfer Agent shall instead credit such number of full shares of Common Stock to such transferee’s balance account with DTC through its Deposit/Withdrawal at Custodian system). The failure of any Holder making the Transfer of shares of Series B Preferred Stock to deliver to the Corporation a Transfer Certification in accordance with this Article II, Paragraph F, Section 5(b) shall be deemed, for all purposes, to be a certification by such transferor Holder that such proposed Transfer shall not be made in accordance with Article II, Paragraph F, Section 5(a). In the event that less than all of the shares of Series B Preferred Stock represented by a certificate are Transferred pursuant to Article II, Paragraph F, Section 5(a), the Corporation shall promptly issue a new certificate registered in the name of the transferor Holder representing such remaining shares of Series B Preferred Stock not subject to such Transfer.

(c)	No Responsibility of the Corporation. In connection with any Transfer or conversion of any shares of Series B Preferred Stock pursuant to or as permitted by Article II, Paragraph F, Section 5(a):

(i) The Corporation shall be under no obligation to make any investigation of facts.

(ii) Except as otherwise required by law, neither the Corporation nor any director, officer, employee or agent of the Corporation shall be liable in any manner for any action taken or omitted in good faith in connection with the registration of any such Transfer or the issuance of shares of Common Stock in connection with any such conversion.

(d)	Legend. Every certificate representing shares of Series B Preferred Stock shall bear a legend on the face thereof providing as follows:

“The shares of Series B Preferred Stock represented by this certificate are subject to provisions with respect to, including requirements for, sale, assignment or other transfer set forth in Article II, Paragraph F, Section 5 of the Corporation’s Articles of Incorporation, including a provision providing for automatic conversion of shares of Series B Preferred Stock into shares of Common Stock upon sale, assignment or other transfer pursuant to a Permitted Transfer (as defined therein).”

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(e)	No Effect on Other Obligations. Nothing contained in this Article II, Paragraph F, Section 5 shall be deemed to eliminate or otherwise modify any other requirements applicable to Transfers under this Paragraph F or applicable law.

(f)	Conversion Date. Effective immediately prior to the close of business on any applicable Conversion Date, dividends shall no longer be declared on any such converted shares of Series B Preferred Stock, and such shares of Series B Preferred Stock shall represent only the right to receive shares of Common Stock issuable upon conversion of such shares; provided that Holders shall have the right to receive any declared and unpaid dividends as of the Conversion Date on such shares and any other payments to which they are otherwise entitled pursuant to the terms hereof.

(g)	Record Holder as of Conversion Date. The Person or Persons entitled to receive the Common Stock issuable upon conversion of Series B Preferred Stock or other property issuable upon conversion of the Series B Preferred Stock on any applicable Conversion Date shall be treated for all purposes as the record holder(s) of such shares of Common Stock immediately upon a Transfer made in accordance with Article II, Paragraph F, Section 5(a).

6. Voting Rights.

(a)	General. The holders of the Series B Preferred Stock shall be entitled to notice of all shareholder meetings at which holders of Common Stock shall be entitled to vote; provided that notwithstanding any such notice, except as required by applicable law or as expressly set forth herein, the Holders shall not be entitled to vote on any matter presented to the shareholders of the Corporation for their action or consideration.

(b)	Approval Rights. In addition to any approval rights that may be required by applicable law, the consent of the Holders representing a majority of the number of shares of Common Stock into which the outstanding shares of Series B Preferred Stock are convertible (assuming for this purpose that each share of Series B Preferred Stock is convertible into the Converted Stock Equivalent Amount), given in person or by proxy, either in writing or by vote, at a special or annual meeting, voting or consenting as a separate class, shall be necessary to: (A) increase the authorized number of shares of Series B Preferred Stock; (B) enter any agreement, contract or understanding or otherwise incur any obligation which by its terms would violate or be in conflict in any material respect with, or significantly and adversely affect, the powers, rights or preferences of the Series B Preferred Stock designated hereunder; (C) amend the Articles of Incorporation or Bylaws of the Corporation, if such amendment would significantly and adversely alter, change or affect the powers, preferences or rights of the Holders; or (D) amend or waive any provision of this Article II, Paragraph F applicable to the Holders of the Series B Preferred Stock.

(c)	Action by Written Consent. Any action, including any vote required or permitted to be taken at any annual or special meeting of shareholders of the Corporation, that requires a separate vote of the Holders voting as a single class, may be adopted or taken by the Holders without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so adopted or taken, are signed by the Holders having not less than the minimum number of votes that would be required to adopt or take such action at a meeting at which all shares of Series B Preferred Stock entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to the Corporate Secretary of the Corporation at its principal executive office.

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7. Subdivision; Stock Splits; Combinations. The Corporation shall not at any time subdivide (by any stock split, stock dividend, recapitalization or otherwise) its outstanding shares of Series B Preferred Stock into a greater number of shares, or combine (by combination, reverse stock split or otherwise) its outstanding shares of Series B Preferred Stock into a smaller number of shares.

8. Reorganization, Reclassification, Consolidation, Merger or Sale. In the event an Organic Change occurs, each share of Series B Preferred Stock shall be treated the same as each share of Common Stock, taking into account any adjustment of the Converted Stock Equivalent Amount. In the event that holders of shares of Common Stock have the option to elect the form of consideration to be received in such Organic Change, Holders shall have the same election privileges as the holders of Common Stock. In all cases, if any of the securities otherwise receivable pursuant to an Organic Change are “voting securities” for bank regulatory purposes, each Holder shall have the right to elect to receive non-“voting securities” in lieu thereof.

9. Unissued or Reacquired Shares. Shares of Series B Preferred Stock that have been issued and converted, redeemed or otherwise purchased or acquired by the Corporation shall be retired upon their acquisition, shall not be reissued as shares of Series B Preferred Stock, and, upon the taking of any action required by law, shall be restored to the status of authorized but unissued shares of preferred stock of the Corporation without designation as to series.

10. No Sinking Fund. Shares of Series B Preferred Stock are not subject to the operation of a sinking fund.

11. Reservation of Common Stock.

(a)	Sufficient Shares. The Corporation shall at all times reserve and keep available out of its authorized and unissued Common Stock or shares acquired by the Corporation, solely for issuance upon the conversion of shares of Series B Preferred Stock as provided in this Article II, Paragraph F to holders of such Series B Preferred Stock, free from any preemptive or other similar rights, such number of shares of Common Stock as shall from time to time be issuable upon the conversion of all the shares of Series B Preferred Stock then outstanding.

(b)	Free and Clear Delivery. All shares of Common Stock delivered upon conversion of the Series B Preferred Stock, shall, upon issuance, be duly authorized, validly issued, fully paid and non-assessable, free and clear of all liens, claims, security interests and other encumbrances (other than liens, charges, security interests and other encumbrances created by the Holders).

(c)	Compliance with Law. Prior to the delivery of any securities that the Corporation shall be obligated to deliver upon conversion of the Series B Preferred Stock, the Corporation shall use its reasonable best efforts to comply with any federal and state laws and regulations thereunder requiring the registration of such securities with, or any approval of or consent to the delivery thereof by, any governmental authority.

(d)	Listing. The Corporation hereby covenants and agrees that, if at any time the Common Stock shall be traded on the Nasdaq Global Select Market or any other national securities exchange, the Corporation will, if permitted by the rules of such exchange, list and keep listed, so long as the Common Stock shall be so listed on such exchange, all the Common Stock issuable upon conversion of the Series B Preferred Stock; provided, however, that if the rules of such exchange require the Corporation to defer the listing of such Common Stock until the first conversion of Series B Preferred Stock into Common Stock in accordance with the provisions hereof, the Corporation covenants to list such Common Stock issuable upon conversion of the Series B Preferred Stock in accordance with the requirements of such exchange at such time.

12. Transfer Agent, Conversion Agent and Paying Agent. The duly appointed Transfer Agent, Conversion Agent and paying agent for the Series B Preferred Stock shall initially be the Corporation. The Corporation may appoint a successor transfer agent that shall accept such appointment prior to the effectiveness of such removal. Upon any such appointment, the Corporation shall send notice thereof to the Holders.

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13. Mutilated, Destroyed, Stolen and Lost Certificates. If physical certificates are issued, the Corporation shall replace any mutilated certificate at the Holder’s expense upon surrender of that certificate to the Transfer Agent. The Corporation shall replace any certificate that becomes destroyed, stolen or lost, at the Holder’s expense, upon delivery to the Corporation and the Transfer Agent of satisfactory evidence that the certificate has been destroyed, stolen or lost, together with any indemnity and bond that may be required by the Transfer Agent or the Corporation.

14. No Closing of Books; Cooperation. The Corporation shall not close its books against the transfer of Series B Preferred Stock or of Common Stock issued or issuable upon conversion of Series B Preferred Stock in any manner which interferes with the timely conversion of Series B Preferred Stock. The Corporation shall assist and cooperate with any Holder required to make any governmental filings or obtain any governmental approval prior to or in connection with any conversion of Series B Preferred Stock hereunder (including, without limitation, making any governmental filings required to be made by the Corporation), but the Corporation shall not be obligated to reimburse any Holder for expenses incurred in connection therewith.

15. Cash In Lieu of Fractional Interests. If any fractional interest in a share of capital stock would, except as otherwise required by this Article II, Paragraph F, be delivered upon any conversion of the Series B Preferred Stock, the Corporation, in lieu of delivering the fractional share therefor, shall pay an amount to the holder thereof equal to the market value of such fractional interest as of the date of conversion.

16. Taxes.

(a)	Transfer Taxes. The Corporation shall pay any and all stock transfer, documentary, stamp and similar taxes that may be payable in respect of any issuance or delivery of shares of Series B Preferred Stock or shares of Common Stock or other securities issued on account of Series B Preferred Stock pursuant hereto or certificates representing such shares or securities; provided, however, that the Corporation shall not be required to pay any such tax that may be payable in respect of any transfer involved in the issuance or delivery of shares of Series B Preferred Stock, shares of Common Stock or other securities in a name other than that in which the shares of Series B Preferred Stock with respect to which such shares or other securities are issued or delivered were registered, or in respect of any payment to any Person other than a payment to the registered holder thereof, and shall not be required to make any such issuance, delivery or payment unless and until the Person otherwise entitled to such issuance, delivery or payment has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been, or will be, paid or is not payable.

(b)	Withholding. All payments and distributions (or deemed distributions) on the shares of Series B Preferred Stock (and on the shares of Common Stock received upon their conversion) shall be subject to withholding and backup withholding of tax to the extent required by law, subject to applicable exemptions, and amounts withheld, if any, shall be treated as received by the Holders.

17. Notices. All notices referred to in this Article II, Paragraph F shall be in writing, and, unless otherwise specified herein, all notices hereunder shall be deemed to have been given: (i) upon receipt, when delivered personally; (ii) one Business Day after deposit with an overnight courier service; or (iii) three Business Days after the mailing thereof if sent by registered or certified mail (unless first class mail shall be specifically permitted for such notice under the terms of this Article II, Paragraph F) with postage prepaid, in each case addressed: (x) if to the Corporation, to its office at 330 Hospital Road, Tappahannock, Virginia 22560 (Attention: Corporate Secretary), or (y) if to any Holder, to such Holder at the address of such Holder as listed in the stock record books of the Corporation (which may include the records of the Transfer Agent) or (z) to such other address as the Corporation or any such Holder, as the case may be, shall have designated by notice similarly given.

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APPENDIX E

Amendment to the Bylaws of Eastern Virginia Bankshares, Inc.

Section 2.2. Number and Qualification. The Board of Directors shall consist of no less than ten (10) nor more than seventeen (17) persons, the exact number within such minimum and maximum limits to be fixed and determined from time to time by resolution of the majority of the Board of Directors or by resolution of a majority of the shareholders at any meeting thereof. Except for individuals who were Directors of the Corporation on March 15, 2007, no one who is seventy-five (75) years of age or older shall be eligible to stand for election or reelection to the Board of Directors.

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z	REVOCABLE PROXY	{
EASTERN VIRGINIA BANKSHARES, INC.

YOUR VOTE IS IMPORTANT!

PROXY VOTING INSTRUCTIONS

Shareholders of record have three ways to vote:

1.	By Telephone (using a Touch-Tone Phone); or

2.	By Internet; or

3.	By Mail.

To Vote by Telephone:

Call 1-877-265-0135 Toll-Free on a Touch-Tone

Phone anytime prior to 3 a.m., June 4, 2013.

To Vote by Internet:

Go to http://www.rtcoproxy.com/evbs prior to 3 a.m., June 4, 2013.

Please note that the last vote received from a shareholder, whether by telephone, by Internet or by mail, will be the vote counted.

Mark here if you plan to attend the meeting.	☐

Mark here for address change.	☐

Annual Meeting Materials are available at:

http://www.bankevb.com/2013proxy

FOLD HERE IF YOU ARE VOTING BY MAIL

PLEASE DO NOT DETACH

☒	PLEASE MARK VOTES
AS IN THIS EXAMPLE

		For All	Withhold All	For All Except
1.	To elect thirteen directors to serve for terms of one year each expiring at the 2014 annual meeting of shareholders;	☐	☐	☐

	(01) W. Rand Cook	(02) Charles R. Revere
	(03) F. L. Garrett, III	(04) Joe A. Shearin
	(05) Ira C. Harris, Ph.D., CPA	(06) Howard R. Straughan, Jr.
	(07) Leslie E. Taylor, CPA	(08) William L. Lewis
	(09) Michael E. Fiore, P.E.	(10) Jay T. Thompson, III
	(11) W. Gerald Cox	(12) Eric A. Johnson
(13) W. Leslie Kilduff, Jr.

INSTRUCTION: To withhold authority to vote for any nominee(s), mark “For All Except” and write that nominee(s’) name(s) or number(s) in the space provided below.

Please be sure to date and sign this proxy card in the box below.	Date

Sign above	Co-holder (if any) sign above

Please sign exactly as stock is registered. When shares are held by joint tenants, both should sign. When signing as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

		For	Against	Abstain
2.	To approve, for purposes of NASDAQ Marketplace Rule 5635, issuance of up to 9,890,111 shares of common stock, including issuance of up to 5,240,192 shares of common stock upon the conversion of shares of Non-Voting Mandatorily Convertible Non-Cumulative Preferred Stock, Series B;	☐	☐	☐

		For	Against	Abstain
3.	To approve an amendment to the bylaws to change the range of the size of the Board of Directors from ten to fourteen directors to ten to seventeen directors;	☐	☐	☐

		For	Against	Abstain
4.	To approve on an advisory (non-binding) basis the compensation of the named executive officers;	☐	☐	☐

		For	Against	Abstain
5.	To ratify the Audit and Risk Oversight Committee’s appointment of Yount, Hyde & Barbour, P.C. as independent registered public accountant of the Company for 2013;	☐	☐	☐

		For	Against	Abstain
6.	To approve the adjournment or postponement of the meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the meeting to adopt any of the Proposals; and	☐	☐	☐

7.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDERS. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL DIRECTOR NOMINEES IN PROPOSAL 1, AND FOR PROPOSALS 2, 3, 4, 5 AND 6.

x	y

EASTERN VIRGINIA BANKSHARES, INC. – ANNUAL MEETING, JUNE 4, 2013

YOUR VOTE IS IMPORTANT!

Annual Meeting Materials are available on-line at:

http://www.bankevb.com/2013proxy

You can vote in one of three ways:

1.	Call toll free 1-877-265-0135 on a Touch-Tone Phone. There is NO CHARGE to you for this call.

or

2.	Via the Internet at http://www.rtcoproxy.com/evbs and follow the instructions.

or

3.	Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

(Continued, and to be marked, dated and signed, on the other side)

REVOCABLE PROXY

EASTERN VIRGINIA BANKSHARES, INC.

ANNUAL MEETING OF SHAREHOLDERS

June 4, 2013

10:00 A.M.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoint(s) F. L. Garrett, III and William L. Lewis, jointly and severally, proxies, with full power to act alone, and with full power of substitution to represent the undersigned and to vote, as designated below, all the shares of common stock of Eastern Virginia Bankshares, Inc. (the “Company”) that the undersigned would be entitled to vote as of March 28, 2013, at the annual meeting of shareholders to be held on June 4, 2013, at King William Ruritan Club, 156 Ruritan Lane, King William, Virginia, at 10:00 A.M. or any adjournment or postponement thereof.

PLEASE PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR THE INTERNET OR

COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY

IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

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